UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares MSCI Argentina and Global Exposure ETF | AGT | Cboe BZX

▶	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

▶	iShares MSCI China ETF | MCHI | NASDAQ

▶	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

▶	iShares MSCI Indonesia ETF | EIDO | NYSE Arca

▶	iShares MSCI Peru ETF | EPU | NYSE Arca

▶	iShares MSCI Philippines ETF | EPHE | NYSE Arca

▶	iShares MSCI Poland ETF | EPOL | NYSE Arca

▶	iShares MSCI Qatar ETF | QAT | NASDAQ

▶	iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

▶	iShares MSCI UAE ETF | UAE | NASDAQ

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Argentina and Global Exposure ETF

Investment Objective

The iShares MSCI Argentina and Global Exposure ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Argentina, as represented by the MSCI All Argentina 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(12.00)%	(7.68)%	(12.00)%	(10.25)%
Fund Market	(12.46)	(7.93)	(12.46)	(10.57)
Index	(13.31)	(8.23)	(13.31)	(10.93)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/25/17. The first day of secondary market trading was 4/27/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 706.50	$ 2.54		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Argentina and Global Exposure ETF

Portfolio Management Commentary

During the reporting period, Argentina faced its third debt crisis since the turn of the century. Steep currency depreciation, high inflation, sharply higher bond yields, and an economic slowdown led the country’s government to seek a $50 billion bailout package from the International Monetary Fund in the second quarter of 2018. In an effort to support the falling Argentine peso and bring inflation under control, the Central Bank of Argentina raised interest rates several times, resulting in interest rates reaching 60% by the end of the reporting period. Against that background, and facing concerns of a possible sovereign debt default, investors exited Argentine financial markets. In addition, concern that a trade dispute between the U.S. and China would result in slowing economic growth initiated a broad emerging market sell-off, further pressuring Argentina’s economy and markets.

From a sector perspective, financials was the primary detractor from the Index’s return. Banks struggled as the country’s currency and economic problems negatively affected industry sentiment. Investor unease mounted over increasing inflation and interest rates, which could further disrupt economic activity and negatively affect banks’ revenues. Higher bank reserve requirements, another central bank strategy to stabilize the currency, further pressured the sector’s stocks.

Consumer discretionary stocks also detracted from the Index’s performance as consumer confidence and purchasing power decreased amid rising inflation. Utilities companies declined on uncertainty surrounding the government’s proposed utilities subsidy cuts and weakened further following the resignation of the country’s energy minister.

On the upside, the information technology sector contributed to the Index’s return. Software and services companies advanced strongly as spending and investment on e-commerce, artificial intelligence, and cyber security continued to increase.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	27.8%
Energy	25.5
Financials	12.1
Consumer Staples	8.5
Utilities	6.4
Materials	5.1
Telecommunication Services	4.3
Consumer Discretionary	3.9
Real Estate	3.5
Industrials	2.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments
Argentina	48.1%
United States	22.5
Italy	17.1
Chile	5.8
Canada	3.7
Spain	1.8
United Kingdom	1.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(22.95)%	(6.72)%	(6.41)%	(22.95)%	(29.40)%	(40.84)%
Fund Market	(22.06)	(6.35)	(6.30)	(22.06)	(27.98)	(40.30)
Index	(22.13)	(6.29)	(5.96)	(22.13)	(27.73)	(38.56)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 691.40	$ 2.52		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

The Brazilian economy struggled to emerge from a lengthy recession during the reporting period. A nationwide truckers’ strike late in the reporting period adversely affected many areas of the Brazilian economy as transportation ground to a halt. Amid sluggish economic growth and a sharp depreciation of the Brazilian real against major currencies, a wide variety of indicators — imports and exports, business and government investment, industrial production, and consumer spending — declined or slowed. The labor market continued to recover from 2017 lows, but slowly. Continuing expansion of public debt and uncertainty surrounding upcoming elections as polling favored anti-reform candidates also affected Brazilian small-capitalization stocks.

From a sector perspective, the consumer discretionary sector was the primary detractor from the Index’s return, led by the consumer services and the consumer durables industries. Within consumer services, for-profit education services stocks declined as the government continued to cut its support for student loan programs, spreading some of the risks for those loans to the companies. In the consumer durables industry, homebuilding companies struggled as housing prices declined.

The healthcare and industrials sectors also detracted from the Index’s return. In particular, healthcare providers and services stocks lost favor after a long-term austerity program, approved in 2016, placed strict limits on government spending for healthcare. The truckers’ strike had an outsized impact on the industrials sector, especially the transportation industry, which was a key detractor from the Index’s return. Capital goods stocks also declined as industrial production dropped after a post-strike rebound.

On the upside, energy was the only sector to contribute to the Index’s return for the reporting period. Rising oil prices drove the gains in the energy sector, led by oil and gas exploration and production stocks.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Consumer Discretionary	33.5%
Utilities	15.6
Materials	13.0
Industrials	9.1
Health Care	7.7
Consumer Staples	6.9
Information Technology	4.1
Real Estate	4.1
Financials	3.4
Energy	2.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Bradespar SA (Preferred)	5.3%
Estacio Participacoes SA	4.6
CVC Brasil Operadora e Agencia de Viagens SA	4.2
Metalurgica Gerdau SA (Preferred)	3.9
Fleury SA	3.7
B2W Cia. Digital	3.7
Transmissora Alianca de Energia Eletrica SA	3.4
Qualicorp Consultoria e Corretora de Seguros SA	2.9
MRV Engenharia e Participacoes SA	2.9
TOTVSSA	2.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.22)%	8.73%	4.82%	(0.22)%	51.95%	41.83%
Fund Market	(0.25)	8.79	4.80	(0.25)	52.40	41.62
Index	0.22	9.27	5.36	0.22	55.79	47.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 874.00	$ 2.79		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Escalating trade tensions, ongoing concerns about the Chinese government’s debt-reduction measures, and a depreciating Chinese yuan led to a slowdown in the Chinese economy during the reporting period. While easy credit and rapid growth characterized China’s economy for years, signs of weakness emerged more recently in corporate spending and consumer consumption, along with increased defaults from businesses and local governments.

The energy sector was the largest contributor to the Index’s return. Crude oil prices rose sharply during the reporting period, leading to higher revenues for energy companies. Larger refiners increased their market share as cost, tax, and regulatory issues weighed on smaller companies.

Two other sectors that bolstered the Index’s return — healthcare and consumer staples — had less exposure to trade tensions. They were also less credit-dependent, and therefore less affected by the government’s debt-reduction campaign. Demographic trends toward an older and wealthier population boosted healthcare stocks. The food, beverage, and tobacco industry led the advance in the consumer staples sector as pricing power and sales rose along with a growing middle class.

On the downside, the consumer discretionary sector detracted the most from the Index’s performance. Companies in the internet and direct marketing retail industry struggled with weak earnings and rising expenditures. The automobiles industry was adversely affected by trade tensions and Chinese government plans to remove foreign ownership limits.

Other notable detractors from the Index’s return included the financials, industrials, and telecommunication services sectors. The investment banking and brokerage industry led the decline in the financials sector amid concerns about lower equity volumes and stricter government oversight. In the industrials sector, U.S. tariffs drove marine ports and services stocks lower. Telecommunication services stocks declined due to intense competition and costly network upgrades.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Information Technology	37.3%
Financials	22.0
Consumer Discretionary	9.0
Energy	5.6
Real Estate	5.4
Industrials	5.0
Telecommunication Services	4.8
Health Care	3.6
Utilities	2.8
Consumer Staples	2.5
Materials	2.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Tencent Holdings Ltd.	15.1%
Alibaba Group Holding Ltd.	12.4
China Construction Bank Corp., Class H	5.2
Baidu Inc.	3.8
China Mobile Ltd.	3.5
Industrial & Commercial Bank of China Ltd., Class H	3.1
Ping An Insurance Group Co. of China Ltd., Class H	3.1
Bank of China Ltd., Class H	2.2
CNOOC Ltd.	1.9
China Petroleum & Chemical Corp., Class H	1.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.58%	5.73%	1.99%	0.58%	32.14%	16.92%
Fund Market	1.57	5.94	2.07	1.57	33.47	17.65
Index	(0.39)	4.54	1.17	(0.39)	24.88	9.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 919.90	$ 2.86		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Global trade tensions, ongoing concerns about the Chinese government’s debt-reduction measures, and a depreciating Chinese yuan led to a slowdown in the Chinese economy during the reporting period. While easy credit and rapid growth characterized China’s economy for years, signs of weakness emerged more recently in corporate spending and consumer consumption, along with increased defaults from businesses and local governments. Trade tariffs implemented by the U.S. late in the reporting period led to concerns that the Chinese government could devalue the yuan to help offset the impact of tariffs on the Chinese economy.

From a sector perspective, the industrials sector detracted the most from the Index’s return as U.S. tariffs weighed on both the capital goods and transportation industries. Escalating trade tensions negatively affected stock prices and exports from China showed signs of a downturn.

The information technology and financials sectors also detracted from the Index’s return. Smaller-capitalization technology hardware and equipment stocks, particularly producers of electronic components, detracted as a July round of U.S. tariffs targeted suppliers of hardware manufacturers. In the financials sector, several key stocks declined despite strong profitability amid concerns of slowing revenues and stricter government oversight.

On the upside, the healthcare sector contributed to the Index’s return as the pharmaceuticals, biotechnology, and life sciences industry benefited from demographic trends toward an older and wealthier middle-class population.

The real estate sector also contributed to the Index’s return as the property market’s long-running expansion continued. Chinese real estate development stocks advanced due to the building wave, industry consolidation, and optimism that local governments may ease national restrictions designed to cool housing prices.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Consumer Discretionary	21.7%
Real Estate	17.3
Information Technology	14.7
Industrials	12.0
Health Care	9.5
Materials	8.9
Utilities	6.1
Consumer Staples	4.3
Financials	3.2
Energy	2.1
Other (each representing less than 1%)	0.2

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Li Ning Co. Ltd.	2.1%
Chinasoft International Ltd.	1.7
China Investment Fund International Holdings Co. Ltd.	1.5
IGG Inc.	1.3
Yihai International Holding Ltd.	1.2
Yuexiu REIT	1.2
China Water Affairs Group Ltd.	1.1
iKang Healthcare Group Inc.	1.1
Fanhua Inc.	1.1
China Aoyuan Property Group Ltd.	1.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(10.67)%	0.50%	1.42%	(10.67)%	2.54%	12.44%
Fund Market	(11.37)	1.83	1.32	(11.37)	9.51	11.50
Index	(10.26)	1.02	1.91	(10.26)	5.21	17.00

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 831.10	$ 2.72		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Indonesian stocks were pressured by the general selloff in emerging markets and by trade tensions between the U.S. and China, two of the country’s main export destinations. Some investors feared that a trade war could lead to a global economic slowdown and depress Indonesian exports, exacerbating the country’s high trade deficit, which widened significantly to the largest level in more than five years. Foreign investors sold out of Indonesian equities as the depreciating Indonesian rupiah heightened concerns about the country’s high U.S. dollar debts and widening current account deficit. Nevertheless, the Bank of Indonesia raised interest rates in an effort to support the country’s currency, which declined to multi-year lows relative to the U.S. dollar despite solid economic growth in the second quarter of 2018.

From a sector perspective, telecommunication services stocks detracted the most from the Index’s return. Competition from lower-cost mobile providers and declining sales of landline services weighed on integrated telecommunication services companies. Consumer discretionary and consumer staples stocks struggled as private consumption, a main driver of Indonesia’s economy, remained low by historical standards despite expanding in the second quarter of 2018.

The real estate and industrials sectors were also meaningful detractors from the Index’s return. The real estate sector declined on weak consumer sentiment, rising interest rates, and recent tax reforms leading to heightened enforcement of tax payments. Weak industrial production and lower infrastructure spending by the Indonesian government challenged construction companies in the industrials sector. An oversupply of cement led to disappointing earnings of construction materials companies in the materials sector. On the upside, the financials sector contributed to the Index’s return, boosted by several banks that benefited from rising corporate lending and commercial loan growth, as well as higher interest rates.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	37.6%
Consumer Staples	15.3
Consumer Discretionary	12.3
Telecommunication Services	10.5
Materials	7.4
Energy	7.3
Real Estate	3.5
Industrials	2.9
Health Care	1.8
Utilities	1.4

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Bank Central Asia Tbk PT	13.4%
Bank Rakyat Indonesia Persero Tbk PT	10.1
Telekomunikasi Indonesia Persero Tbk PT	9.6
Astra International Tbk PT	8.4
Bank Mandiri Persero Tbk PT	7.4
Unilever Indonesia Tbk PT	3.9
Bank Negara Indonesia Persero Tbk PT	3.4
United Tractors Tbk PT	3.3
Indah Kiat Pulp & Paper Corp. Tbk PT	3.0
Charoen Pokphand Indonesia Tbk PT	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® MSCI Peru ETF

The iShares MSCI Peru ETF (the “Fund”) (formerly the iShares MSCI All Peru Capped ETF) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.60%	3.86%	6.62%	2.60%	20.85%	80.31%
Fund Market	1.80	3.54	6.49	1.80	19.01	78.39
Index	2.54	4.52	7.30	2.54	24.75	91.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/19/09. The first day of secondary market trading was 6/22/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 897.70	$ 2.82		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Peru ETF

Portfolio Management Commentary

Peru’s economy advanced 5.4% on an annualized basis in the second quarter of 2018, the fastest rate of growth in almost five years. Rising investment from both the public and private sectors helped bolster economic growth. In particular, higher demand for several of the country’s main exports – copper, gold, and zinc – led to improved trading terms, which encouraged growth in private investment, particularly by miners. Higher public investment came in the form of increased infrastructure spending. Peru’s central bank maintained its stimulus program by lowering interest rates, and growth in consumer spending also helped to strengthen the country’s economy.

From a sector perspective, the financials sector was the leading contributor to the Index’s return. Banks were a key source of strength, benefiting from higher lending demand and improvement in the quality of loan portfolios. The consumer staples sector also performed well amid an expanding middle class and growing consumer spending. The industrial sector benefited from strength in trading companies, whose business improved as demand for parts and services to maintain an aging machinery fleet increased.

On the downside, the materials sector, which represented approximately 49% of the Index on average, detracted from its return. Despite rising metals prices during much of the reporting period, the prices of copper, gold, and zinc declined sharply beginning in April 2018 on concerns that a trade dispute between the U.S. and China could lead to a global economic slowdown. The consumer discretionary sector struggled amid uncertainty surrounding consolidation among department stores, as well as currency turmoil in other South American economies to which these companies had exposure.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Materials	48.3%
Financials	30.3
Consumer Staples	9.6
Industrials	5.7
Utilities	3.1
Consumer Discretionary	2.3
Energy	0.7

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Credicorp Ltd.	23.0%
Southern Copper Corp.	13.3
Cia. de Minas Buenaventura SAA	8.4
InRetail Peru Corp.	4.6
Alicorp SAA	4.6
Intercorp Financial Services Inc.	4.4
Ferreycorp SAA	3.8
Volcan Cia. Minera SAA, Class B	3.3
Hochschild Mining PLC	3.1
Cementos Pacasmayo SAA	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2018	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.40)%	1.41%	4.51%	(7.40)%	7.24%	41.81%
Fund Market	(7.68)	1.79	4.42	(7.68)	9.29	40.92
Index	(6.92)	2.10	5.05	(6.92)	10.94	47.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 908.10	$ 2.84		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

The pace of economic growth in the Philippines slowed in the second quarter of 2018 to the lowest rate in three years; nevertheless, the Philippines remained among the fastest-growing economies in the region. Higher oil prices helped drive a steady rise in inflation, which reached the highest rate in nearly 10 years in August 2018. Prices of consumer goods rose even faster than headline inflation; in response, the Philippine central bank raised interest rates several times. Investors, particularly from abroad, exited the market as the Philippine peso weakened to its lowest level in more than a decade relative to the U.S. dollar, and the country’s stocks declined together with the broad emerging market sell-off.

The Index’s decline was driven largely by the weakness in the industrials and financials sectors. Industrial conglomerates in the capital goods industry struggled amid decelerating industrial production data, rising inflation, and higher fuel costs. Foreign exchange losses due to the depreciating Philippine peso also weighed on returns of the industrials sector. In the financials sector, banks and diversified financials stocks posted broad declines on weak earnings driven by trading losses and higher funding costs associated with rapidly rising short-term interest rates.

Telecommunication services and utilities stocks also detracted from the Index’s return. The telecommunication services sector’s performance was negatively affected by concern surrounding the government’s decision to allow entry to a third-service provider into the country’s telecommunication services market. The utilities sector declined due to lower household spending on utilities amid the economic slowdown. On the upside, the real estate sector contributed to the Index’s return, driven by strong earnings in the real estate management and development industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Real Estate	27.1%
Financials	26.5
Industrials	21.7
Utilities	6.3
Telecommunication Services	5.9
Consumer Discretionary	5.6
Consumer Staples	4.7
Materials	1.3
Other (each representing less than 1%)	0.9

TEN LARGEST COUNTRIES

Security	Percent of Total Investments(a)
SM Prime Holdings Inc.	12.2%
Ayala Land Inc.	10.1
BDO Unibank Inc.	7.9
Ayala Corp.	7.7
SM Investments Corp.	7.2
JG Summit Holdings Inc.	5.3
Jollibee Foods Corp.	3.9
Universal Robina Corp.	3.8
PLDT Inc.	3.7
Aboitiz Equity Ventures Inc.	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2018	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) (formerly the iShares MSCI Poland Capped ETF) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(9.53)%	0.22%	3.14%	(9.53)%	1.12%	29.17%
Fund Market	(10.27)	0.12	3.05	(10.27)	0.60	28.26
Index	(9.45)	0.47	3.42	(9.45)	2.35	32.05

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 919.10	$ 3.24		$ 1,000.00	$ 1,021.80	$ 3.41		0.67%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Polish stocks were pressured by the general selloff in emerging markets amid concerns over escalating trade tensions, currency depreciation, rising interest rates in the U.S., and widening current account deficits. Poland’s total foreign-currency-denominated debt exceeded 50% of economic growth, which became increasingly costly to service as the Polish zloty declined markedly in value against both the euro and U.S. dollar beginning in April 2018. Nevertheless, economic conditions in Poland remained strong, as evidenced by the highest year-over-year increase in capital expenditure by businesses in almost three years. Solid consumer confidence and declining unemployment led to higher consumer spending. Industrial production remained robust, and exports, which account for nearly half of Poland’s economy, rose during the reporting period.

From a sector perspective, utilities stocks were the primary detractors from the Index’s return. The European Union introduced more stringent pollution standards, resulting in rising costs for Poland’s utilities companies, which are highly reliant on coal power. In the materials sector, metals and mining companies were particularly challenged as the prices of many industrial commodities and metals declined amid concerns that trade tariffs imposed by the U.S. on China, one of the world’s main consumers of metals, would depress demand. Despite rising oil prices, the Polish energy sector weakened amid an ongoing transformation of the country’s oil and gas industry, which led to industry consolidation, less dependence on Russian energy imports, and a shift a way from coal toward renewable energy.

On the upside, the information technology sector contributed to the Index’s return. Home entertainment software and systems software providers were key sources of the sector’s strong performance, benefiting from rising global software spending, particularly for mobile gaming applications and business solutions.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	46.0%
Energy	18.1
Consumer Discretionary	9.4
Materials	8.2
Information Technology	5.9
Utilities	5.4
Consumer Staples	2.5
Telecommunication Services	2.3
Industrials	1.9
Health Care	0.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Powszechna Kasa Oszczednosci Bank Polski SA	14.1%
Polski Koncern Naftowy ORLEN SA	11.2
Powszechny Zaklad Ubezpieczen SA	10.3
Bank Polska Kasa Opieki SA	7.1
LPP SA	4.6
Bank Zachodni WBK SA	4.5
KGHM Polska Miedz SA	4.5
CD Projekt SA	4.4
Polskie Gornictwo Naftowe i Gazownictwo SA	4.0
PGE Polska Grupa Energetyczna SA	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

Fund Summary as of August 31, 2018	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) (formerly the iShares MSCI Qatar Capped ETF) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	14.96%	(3.43)%	14.96%	(14.06)%
Fund Market	14.80	(3.22)	14.80	(13.24)
Index	15.96	(2.82)	15.96	(11.68)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/0 1/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,161.00	$ 3.21		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Foreign investors drove much of the gains in the Qatari equity market during the reporting period. Net inflows from abroad rose markedly after several Qatari companies raised limits on foreign ownership. Following the 2017 embargo imposed by members of the Gulf Cooperation Council (“GCC”), Qatar’s government began a massive stimulus program, partly financed by its sovereign wealth fund, to help the country’s economy. After the sharp drop in economic activity following the blockade, steady, though modest, growth of Qatar’s economy resumed. Support came from higher government spending on infrastructure – a $200 billion program to build new roads and railways in preparation to host the 2022 FIFA World Cup – rising industrial production, and new relationships with trading partners outside the GCC, which led to increased exports. Non-oil exports more than doubled year-over-year through July 2018. The sustained rise in oil prices also supported Qatar’s economic recovery.

From a sector perspective, financials stocks, which represented approximately 53% of the Index on average, contributed the most to the Index’s return. Banks advanced on the government’s move to stabilize the industry by injecting funds to compensate for declining deposits following the GCC’s blockade. Banks also benefited from the easing of foreign ownership limits and the anticipated acceleration of private sector credit growth as companies increased borrowing to support business expansion in new geographies.

The industrials sector also contributed notably to the Index’s performance. Industrial conglomerates were key contributors to the sector’s strong performance, benefiting from higher global demand for petrochemicals and steel products. The sector was also supported by an increase in merger and acquisition activity in the region.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	51.3%
Industrials	17.0
Real Estate	11.7
Telecommunication Services	6.4
Energy	5.0
Utilities	4.4
Health Care	1.5
Materials	1.4
Consumer Staples	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Qatar National Bank QPSC	23.4%
Industries Qatar QSC	10.2
Qatar Islamic Bank SAQ	6.8
Masraf Al Rayan QSC	5.8
Ezdan Holding Group QSC	4.8
Qatar Electricity & Water Co. QSC	4.4
Commercial Bank PQSC (The)	4.3
Ooredoo QPSC	3.9
Qatar Insurance Co. SAQ	3.8
Qatar Gas Transport Co. Ltd.	3.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	23

Fund Summary as of August 31, 2018	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) (formerly the iShares MSCI Saudi Arabia Capped ETF) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	16.23%	8.52%	16.23%	27.41%
Fund Market	15.84	8.24	15.84	26.44
Index	17.00	9.48	17.00	30.68

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,123.30	$ 3.96		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Investor sentiment in Saudi Arabia was bolstered by a series of government-led reforms encouraging foreign investment, entrepreneurship, and economic diversification away from oil. Foreign investors entered the country in record levels after foreign stock ownership limits were raised. Investors were further encouraged by announcements from two leading index providers – FTSE and MSCI – of their intention to include the country’s equities in their emerging markets benchmarks. The ongoing rebound of oil prices helped support the country’s economy, leading to the first positive economic growth reading since 2016 for the first quarter of 2018.

From a sector perspective, financials and materials stocks drove the Index’s strong return. Banks, which represented approximately 38% of the Index on average, were the largest contributors to the financials sector’s performance. They advanced on the prospect of expanded borrowing and asset management services stemming from the government’s pro-business reform program. Saudi banks also benefited amid rising merger and acquisition and financing activity encouraged by economic diversification.

The materials sector was also a leading contributor to the Index’s return, led by the chemicals industry. Higher global demand for petrochemicals and related products led to stock price gains in the commodities chemicals industry amid rising prices and production. These specialty chemical companies use oil byproducts to create plastics, fertilizers, and metals used for industrial and agricultural applications. The government’s massive investment in petrochemicals companies, part of its planned shift away from economic reliance on oil as a transportation fuel source, also supported chemicals stocks. On the downside, the consumer staples sector detracted from the Index’s return as higher operating costs – such as inputs and labor – weighed on the profits of food products manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	40.8%
Materials	34.5
Telecommunication Services	6.2
Consumer Staples	5.5
Consumer Discretionary	3.4
Utilities	2.8
Health Care	2.5
Real Estate	2.1
Industrials	1.2
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Saudi Basic Industries Corp.	16.2%
Al Rajhi Bank	11.8
National Commercial Bank	9.2
Saudi Telecom Co.	4.7
Samba Financial Group	4.3
Saudi Arabian Mining Co.	3.9
Riyad Bank	3.4
Almarai Co. JSC	2.9
Alinma Bank	2.8
Saudi Electricity Co.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

Fund Summary as of August 31, 2018	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) (formerly the iShares MSCI UAE Capped ETF) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(7.55)%	(6.54)%	(7.55)%	(25.46)%
Fund Market	(8.34)	(6.69)	(8.34)	(25.96)
Index	(6.92)	(6.00)	(6.92)	(23.52)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 969.20	$ 2.93		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

The United Arab Emirates (“U.A.E”) faced challenging economic conditions during the reporting period. Despite massive government stimulus and pro-business reform initiatives aimed at attracting foreign investment and lessening the U.A.E’s reliance on oil revenues, economic growth slowed. The combined economies of the emirates grew by only 0.8% in 2017. That was the slowest pace since the global financial crisis ended in 2009. Growth was constrained further in early 2018 by the introduction of a value-added tax (“VAT”) that pressured the private and consumer sectors of the economy. Declining tourism due to U.S. dollar appreciation also limited economic growth because the country’s currency is linked to the dollar. Nevertheless, rising oil prices were beneficial to the U.A.E., whose economies rely heavily on oil.

The real estate sector, which has been subdued over the last several years by lower real estate prices and sales volumes, was the primary detractor from the Index’s return. Led by real estate development companies, the sector declined sharply amid investor concern about oversupply. The sector was also pressured by weakening rents and expectations of price declines due to the new VAT.

The industrials sector also detracted from the Index’s return. Construction and engineering companies declined amid slowing construction growth and rising costs for building materials and labor. The consumer discretionary sector also detracted from the Index’s return as consumer spending declined.

On the upside, the financials sector contributed to the Index’s return. Banks were key sources of strength, advancing amid rising interest rates and lower loan loss provisions. The industry also benefited from higher deposits and consolidation. The healthcare sector advanced as mandatory health insurance helped drive revenue growth for healthcare providers, while the energy sector benefited from rising oil prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	33.0%
Real Estate	19.6
Telecommunication Services	15.5
Industrials	15.5
Health Care	9.7
Energy	3.9
Consumer Discretionary	1.5
Consumer Staples	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Emirates Telecommunications Group Co. PJSC	15.5%
First Abu Dhabi Bank PJSC	10.4
NMC Health PLC	9.7
Emaar Properties PJSC	8.5
DP World Ltd.	4.6
Abu Dhabi Commercial Bank PJSC	4.5
Aldar Properties PJSC	4.5
Dubai Islamic Bank PJSC	4.5
Dubai Investments PJSC	3.3
Union National Bank PJSC	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	27

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Argentina and Global Exposure ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 48.4%
Adecoagro SA(a)	75,108	$601,615
Arcos Dorados Holdings Inc., Class A	90,144	608,472
Banco Macro SA, ADR	22,636	987,835
BBVA Banco Frances SA, ADR	48,040	409,301
Central Puerto SA, ADR	47,539	444,965
Corp. America Airports SA(a)(b)	26,673	242,724
Cresud SACIF y A, ADR	28,522	414,710
Despegar.com Corp.(a)	15,678	264,331
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	4,769	119,225
Globant SA(a)(b)	18,264	1,184,968
Grupo Financiero Galicia SA, ADR	46,164	1,038,690
Grupo Supervielle SA, ADR	41,111	281,199
IRSA Inversiones y Representaciones SA, ADR	22,015	360,826
Loma Negra Cia Industrial Argentina SA, ADR(a)	40,701	307,293
Pampa Energia SA, ADR(a)	28,425	865,257
Telecom Argentina SA, ADR	57,767	954,889
Transportadora de Gas del Sur SA, Class B, ADR	50,169	651,695
YPF SA, ADR	66,967	1,013,211

		10,751,206

Canada — 3.8%
Pan American Silver Corp.	27,317	427,158
SSR Mining Inc.(a)	46,784	407,582

		834,740

Chile — 4.0%
Cencosud SA	176,508	419,965
Cia. Cervecerias Unidas SA	34,786	460,049

		880,014

Italy — 17.2%
Tenaris SA	227,301	3,821,514

Spain — 1.8%
Prosegur Cia. de Seguridad SA	67,803	409,827

United Kingdom — 1.0%
IOX Investments Ltd.(a)	616,161	13,262
Phoenix Global Resources PLC(a)	694,984	210,470

		223,732

Security	Shares	Value

United States — 22.6%
MercadoLibre Inc	14,661	$5,020,073

Total Common Stocks — 98.8% (Cost: $30,514,267)		21,941,106

Preferred Stocks

Chile — 1.9%
Embotelladora Andina SA, Class B, Preference Shares	107,110	414,195

Total Preferred Stocks — 1.9% (Cost: $449,727)		414,195

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	309,671	309,764
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	25,728	25,728

		335,492

Total Short-Term Investments — 1.5% (Cost: $335,430)		335,492

Total Investments in Securities — 102.2% (Cost: $31,299,424)		22,690,793

Other Assets, Less Liabilities — (2.2)%		(487,454)

Net Assets — 100.0%		$22,203,339

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	309,671	309,671	$309,764	$1,509	(b)	$143		$62
BlackRock Cash Funds: Treasury, SL Agency Shares	43,863	(18,135)	25,728	25,728	1,256		—		—

				$335,492	$2,765		$143		$62

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® MSCI Argentina and Global Exposure ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$21,927,844	$13,262	$—	$21,941,106
Preferred Stocks	414,195	—	—	414,195
Money Market Funds	335,492	—	—	335,492

	$22,677,531	$13,262	$—	$22,690,793

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Brazil Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 1.8%
Mahle-Metal Leve SA	57,400	$351,497
Tupy SA	90,200	521,483

		872,980
Banks — 0.0%
Banco ABC Brasil SA, NVS(a)	4,064	14,411

Commercial Services & Supplies — 0.8%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	106,661	381,847

Construction Materials — 1.5%
Magnesita Refratarios SA	41,220	710,327

Diversified Consumer Services — 5.8%
Anima Holding SA	57,400	181,112
Estacio Participacoes SA	410,037	2,243,206
Ser Educacional SA(b)	106,653	414,177

		2,838,495
Electric Utilities — 6.0%
Alupar Investimento SA, NVS	229,672	847,313
Light SA	123,000	414,369
Transmissora Alianca de Energia Eletrica SA, NVS	336,200	1,640,159

		2,901,841
Food Products — 6.9%
Camil Alimentos SA	221,400	369,708
Marfrig Global Foods SA(a)	336,200	466,752
Minerva SA(a)	155,800	220,081
Sao Martinho SA	246,000	1,131,453
SLC Agricola SA	73,800	1,182,204

		3,370,198
Health Care Providers & Services — 7.7%
Alliar Medicos A Frente SA(a)	82,000	252,363
Fleury SA	287,000	1,790,224
Instituto Hermes Pardini SA	82,000	293,760
Qualicorp Consultoria e Corretora de Seguros SA	369,000	1,411,480

		3,747,827
Hotels, Restaurants & Leisure — 5.6%
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	188,600	663,746
CVC Brasil Operadora e Agencia de Viagens SA	198,700	2,052,058

		2,715,804
Household Durables — 5.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	401,800	1,065,914
Ez Tec Empreendimentos e Participacoes SA	90,253	351,584
MRV Engenharia e Participacoes SA	442,800	1,397,151

		2,814,649
Independent Power and Renewable Electricity Producers — 1.8%
AES Tiete Energia SA, NVS	246,000	576,772
Omega Geracao SA	73,800	288,745

		865,517
Insurance — 0.4%
Wiz Solucoes e Corretagem de Seguros SA	106,600	221,216

Internet & Direct Marketing Retail — 3.7%
B2W Cia. Digital(a)	278,827	1,787,969

Machinery — 1.7%
Iochpe Maxion SA	155,807	850,867

Security	Shares	Value

Media — 3.3%
Multiplus SA	70,900	$418,678
Smiles Fidelidade SA	95,995	1,209,461

		1,628,139
Oil, Gas & Consumable Fuels — 2.6%
Dommo Energia SA(a)	1,828,600	887,648
QGEP Participacoes SA	123,000	364,215

		1,251,863
Paper & Forest Products — 2.3%
Duratex SA	475,600	1,115,093

Real Estate Management & Development — 4.1%
Aliansce Shopping Centers SA	106,600	391,461
BR Properties SA	188,600	421,135
Iguatemi Empresa de Shopping Centers SA	131,207	975,749
Sonae Sierra Brasil SA	41,400	212,924

		2,001,269
Road & Rail — 1.4%
Cosan Logistica SA(a)	221,484	517,679
Movida Participacoes SA	114,800	167,738

		685,417
Software — 4.1%
Linx SA	188,600	787,340
TOTVS SA	188,646	1,219,759

		2,007,099
Specialty Retail — 3.6%
Cia. Hering	213,200	849,157
Via Varejo SA	221,400	908,148

		1,757,305
Textiles, Apparel & Luxury Goods — 2.3%
Arezzo Industria e Comercio SA	68,548	658,344
Guararapes Confeccoes SA	11,320	288,626
Vulcabras Azaleia SA(a)	131,200	173,549

		1,120,519
Transportation Infrastructure — 1.8%
EcoRodovias Infraestrutura e Logistica SA	344,400	593,490
Santos Brasil Participacoes SA	410,000	278,634

		872,124
Water Utilities — 2.1%
Cia. de Saneamento de Minas Gerais-COPASA	98,400	1,000,217

Total Common Stocks — 77.1% (Cost: $33,784,199)		37,532,993

Preferred Stocks

Airlines — 0.9%
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	164,000	446,212

Banks — 2.9%
Banco ABC Brasil SA, Preference Shares, NVS	118,673	424,851
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	278,800	991,340

		1,416,191
Electric Utilities — 1.9%
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	16,700	175,913
Cia. Paranaense de Energia, Preference Shares, NVS	155,800	771,040

		946,953

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued)	iShares® MSCI Brazil Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.9%
Cia. de Gas de Sao Paulo - COMGAS, Class A, Preference Shares, NVS	35,410	$449,834

Independent Power and Renewable Electricity Producers — 2.4%
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	287,000	1,163,297

Machinery — 2.4%
Marcopolo SA, Preference Shares, NVS	770,800	709,044
Randon SA Implemetos e Participacoes, Preference Shares, NVS	278,850	445,337

		1,154,381
Metals & Mining — 9.2%
Bradespar SA, Preference Shares, NVS	344,493	2,597,849
Metalurgica Gerdau SA, Preference Shares, NVS	992,200	1,892,840

		4,490,689
Textiles, Apparel & Luxury Goods — 1.5%
Alpargatas SA, Preference Shares, NVS	246,000	722,458

Water Utilities — 0.5%
Cia. de Saneamento do Parana, Preference Shares, NVS	106,600	219,922

Total Preferred Stocks — 22.6% (Cost: $7,469,223)		11,009,937

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	30,183	$30,183

Total Short-Term Investments — 0.1% (Cost: $30,183)		30,183

Total Investments in Securities — 99.8% (Cost: $41,283,605)		48,573,113

Other Assets, Less Liabilities — 0.2%		106,003

Net Assets — 100.0%		$48,679,116

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation	)

BlackRock Cash Funds: Treasury, SL Agency Shares	1,362	28,821	30,183	$30,183	$1,065	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$37,532,993	$—	$—	$37,532,993
Preferred Stocks	11,009,937	—	—	11,009,937
Money Market Funds	30,183	—	—	30,183

	$48,573,113	$—	$—	$48,573,113

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI China ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
AviChina Industry & Technology Co. Ltd., Class H	4,528,000	$2,624,877

Air Freight & Logistics — 0.1%
Sinotrans Ltd., Class H	4,245,000	1,779,364

Airlines — 0.3%
Air China Ltd., Class H	3,962,000	3,715,211
China Eastern Airlines Corp. Ltd., Class A	974,996	824,853
China Eastern Airlines Corp. Ltd., Class H(a)	2,264,000	1,448,009
China Southern Airlines Co. Ltd., Class H	3,962,000	2,619,830

		8,607,903
Auto Components — 0.3%
China First Capital Group Ltd.(b)	6,792,000	3,634,446
Fuyao Glass Industry Group Co. Ltd., Class H(c)	1,132,800	4,178,236
Nexteer Automotive Group Ltd.	1,981,000	3,336,623

		11,149,305
Automobiles — 1.9%
BAIC Motor Corp. Ltd., Class H(c)	3,820,500	3,212,590
Brilliance China Automotive Holdings Ltd.	6,226,000	9,867,808
BYD Co. Ltd., Class H(a)	1,415,000	8,410,064
Chongqing Changan Automobile Co. Ltd., Class A	792,400	810,713
Chongqing Changan Automobile Co. Ltd., Class B	1,386,700	1,215,520
Dongfeng Motor Group Co. Ltd., Class H	5,660,000	6,324,224
Geely Automobile Holdings Ltd.	10,471,000	22,252,326
Great Wall Motor Co. Ltd., Class H(a)	6,650,500	4,092,537
Guangzhou Automobile Group Co. Ltd., Class H	6,334,400	6,876,007
SAIC Motor Corp. Ltd., Class A	311,387	1,328,571

		64,390,360
Banks — 14.0%
Agricultural Bank of China Ltd., Class A	3,113,000	1,653,985
Agricultural Bank of China Ltd., Class H	60,279,000	29,183,733
Bank of Beijing Co. Ltd., Class A	1,358,400	1,159,156
Bank of China Ltd., Class A	2,462,100	1,279,322
Bank of China Ltd., Class H	165,555,000	74,457,459
Bank of Communications Co. Ltd., Class A	2,320,600	1,908,897
Bank of Communications Co. Ltd., Class H	16,697,200	12,061,961
Bank of Jiangsu Co. Ltd., Class A	1,018,879	938,035
Bank of Ningbo Co. Ltd., Class A	281,798	692,111
Bank of Shanghai Co. Ltd., Class A	576,880	988,754
China CITIC Bank Corp. Ltd., Class H	18,678,800	11,661,012
China Construction Bank Corp., Class A	622,600	626,965
China Construction Bank Corp., Class H	201,496,000	178,419,549
China Everbright Bank Co. Ltd., Class A	2,688,500	1,467,792
China Everbright Bank Co. Ltd., Class H	3,396,000	1,419,164
China Merchants Bank Co. Ltd., Class A	649,698	2,690,235
China Merchants Bank Co. Ltd., Class H	8,207,150	31,473,865
China Minsheng Banking Corp. Ltd., Class A	2,512,275	2,195,267
China Minsheng Banking Corp. Ltd., Class H	11,233,660	8,043,569
Chongqing Rural Commercial Bank Co. Ltd., Class H	5,379,000	2,898,899
Huaxia Bank Co. Ltd., Class A	819,494	929,594
Industrial & Commercial Bank of China Ltd., Class A	2,179,100	1,735,089
Industrial & Commercial Bank of China Ltd., Class H	144,896,000	106,702,707
Industrial Bank Co. Ltd., Class A	820,700	1,811,472
Ping An Bank Co. Ltd., Class A	679,199	1,007,053
Postal Savings Bank of China Co. Ltd., Class H(c)	5,943,000	3,498,154
Shanghai Pudong Development Bank Co. Ltd., Class A	1,139,148	1,722,369

		482,626,168

Security	Shares	Value

Beverages — 0.7%
China Resources Beer Holdings Co. Ltd.	2,830,000	$12,042,707
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	55,397	935,135
Kweichow Moutai Co. Ltd., Class A	39,780	3,838,143
Luzhou Laojiao Co. Ltd., Class A	84,900	535,464
Tsingtao Brewery Co. Ltd., Class H	776,000	3,687,752
Wuliangye Yibin Co. Ltd., Class A	141,495	1,281,969

		22,321,170
Biotechnology — 0.2%
3SBio Inc.(a)(c)	2,688,500	5,131,130

Capital Markets — 1.6%
China Cinda Asset Management Co. Ltd., Class H	18,403,000	4,759,659
China Everbright Ltd.	2,264,000	3,963,276
China Galaxy Securities Co. Ltd., Class H	7,641,000	3,738,287
China Huarong Asset Management Co. Ltd., Class H(c)	21,225,000	4,407,847
China International Capital Corp. Ltd., Class H(a)(c)	2,150,800	3,935,008
China Merchants Securities Co. Ltd., Class A	396,210	759,701
CITIC Securities Co. Ltd., Class A	849,091	1,985,989
CITIC Securities Co. Ltd., Class H	4,245,000	7,604,212
GF Securities Co. Ltd., Class H	3,169,600	3,977,699
Guotai Junan Securities Co. Ltd., Class A	707,500	1,513,978
Guotai Junan Securities Co. Ltd., Class H(c)	905,600	1,869,143
Haitong Securities Co. Ltd., Class H	7,244,800	6,405,855
Huatai Securities Co. Ltd., Class H(c)	3,622,400	5,427,439
Noah Holdings Ltd., ADR(a)(b)	60,562	2,848,836
Orient Securities Co. Ltd./China, Class A	621,364	798,521
Shenwan Hongyuan Group Co. Ltd., Class A	2,154,695	1,406,587

		55,402,037
Chemicals — 0.1%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	7,362,000	4,324,022

Commercial Services & Supplies — 0.3%
China Everbright International Ltd.(a)	5,379,000	4,529,959
Country Garden Services Holdings Co. Ltd.(b)	1,981,000	3,392,149
Greentown Service Group Co. Ltd.	2,264,000	1,788,378

		9,710,486
Communications Equipment — 0.1%
BYD Electronic International Co. Ltd.	1,416,000	1,488,362
ZTE Corp., Class H(b)	1,572,040	3,052,388

		4,540,750
Construction & Engineering — 1.0%
China Communications Construction Co. Ltd., Class H	9,622,000	9,549,794
China Railway Construction Corp. Ltd., Class H	4,528,000	5,474,744
China Railway Group Ltd., Class H	8,207,000	7,089,332
China State Construction Engineering Corp. Ltd., Class A	1,663,159	1,314,539
China State Construction International Holdings Ltd.(a)	4,528,000	4,713,241
Metallurgical Corp. of China Ltd., Class A	1,613,100	845,260
Metallurgical Corp. of China Ltd., Class H	5,094,000	1,395,368
Sinopec Engineering Group Co. Ltd., Class H	2,688,500	2,801,912

		33,184,190
Construction Materials — 0.9%
Anhui Conch Cement Co. Ltd., Class A	198,184	1,077,059
Anhui Conch Cement Co. Ltd., Class H	2,547,000	15,511,295
BBMG Corp., Class H	5,377,000	2,000,387
China National Building Material Co. Ltd., Class H	7,924,000	7,410,231
China Resources Cement Holdings Ltd.	5,094,000	5,944,914

		31,943,886

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® MSCI China ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance — 0.1%
Chong Sing Holdings FinTech Group Ltd.(b)	36,224,000	$2,538,343

Diversified Consumer Services — 1.3%
New Oriental Education & Technology Group Inc., ADR	299,697	23,556,184
TAL Education Group, Class A, ADR(b)	745,988	22,081,245

		45,637,429
Diversified Financial Services — 0.1%
Far East Horizon Ltd.	4,812,000	4,555,181

Diversified Telecommunication Services — 1.3%
China Communications Services Corp. Ltd., Class H	5,094,800	4,219,215
China Telecom Corp. Ltd., Class H	29,432,000	13,836,854
China Tower Corp. Ltd., Class H(b)(c)	72,448,000	11,076,406
China Unicom Hong Kong Ltd.	13,018,000	15,142,802

		44,275,277
Electrical Equipment — 0.5%
Fullshare Holdings Ltd.(a)	15,782,500	6,313,885
Shanghai Electric Group Co. Ltd., Class H	6,226,000	1,951,351
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	367,972	655,468
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,188,600	1,272,056
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,160,900	6,263,822

		16,456,582
Electronic Equipment, Instruments & Components — 1.4%
AAC Technologies Holdings Inc.(a)	1,556,500	17,252,800
China Railway Signal & Communication Corp. Ltd., Class H(c)	3,113,000	2,201,219
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	367,995	1,693,980
Kingboard Holdings Ltd.	1,556,500	5,532,795
Kingboard Laminates Holdings Ltd.	2,264,000	2,137,400
Sunny Optical Technology Group Co. Ltd.	1,499,900	19,061,910

		47,880,104
Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	3,832,000	3,398,020

Food &Staples Retailing — 0.2%
Sun Art Retail Group Ltd.	5,094,000	5,873,524
Yonghui Superstores Co. Ltd., Class A	594,260	667,141

		6,540,665
Food Products — 1.2%
China Agri-Industries Holdings Ltd.	4,245,000	1,687,421
China Huishan Dairy Holdings Co. Ltd.(b)(d)	1,366,667	26,118
China Mengniu Dairy Co. Ltd.	5,660,000	16,333,372
Dali Foods Group Co. Ltd.(c)	4,245,000	3,082,789
Foshan Haitian Flavouring & Food Co. Ltd., Class A	113,192	1,134,886
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	253,498	897,916
Tingyi Cayman Islands Holding Corp.	3,962,000	7,077,073
Uni-President China Holdings Ltd.	2,830,000	2,787,129
Want Want China Holdings Ltd.	10,754,000	8,782,522

		41,809,226
Gas Utilities — 1.2%
Beijing Enterprises Holdings Ltd.	1,132,000	5,430,035
China Gas Holdings Ltd.	3,679,000	11,694,766
China Resources Gas Group Ltd.	1,698,000	7,734,014
ENN Energy Holdings Ltd.	1,698,000	15,468,027
Towngas China Co. Ltd.	1,981,000	1,824,795

		42,151,637

Security	Shares	Value

Health Care Equipment & Supplies — 0.1%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,528,000	$4,286,338

Health Care Providers & Services — 0.5%
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	191,428	463,153
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	367,900	1,145,363
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,556,500	4,085,146
Sinopharm Group Co. Ltd., Class H	2,490,400	12,390,286

		18,083,948
Health Care Technology — 0.2%
Alibaba Health Information Technology Ltd.(b)	7,358,000	7,443,402

Hotels, Restaurants & Leisure — 1.2%
China International Travel Service Corp. Ltd., Class A	112,085	1,039,462
China Travel International Investment Hong Kong Ltd.	4,528,000	1,471,085
Huazhu Group Ltd., ADR(a)	276,208	9,507,079
Yum China Holdings Inc.	772,024	29,861,888

		41,879,514
Household Durables — 0.3%
Gree Electric Appliances Inc. of Zhuhai, Class A(b)	141,493	806,656
Haier Electronics Group Co. Ltd.	2,547,000	6,636,108
Midea Group Co. Ltd., Class A	254,700	1,550,844
Qingdao Haier Co. Ltd., Class A	311,388	678,644
Skyworth Digital Holdings Ltd.	3,962,000	1,282,152

		10,954,404
Independent Power and Renewable Electricity Producers — 1.0%
CGN Power Co. Ltd., Class H(c)	23,214,000	5,501,158
China Longyuan Power Group Corp. Ltd., Class H	6,792,000	5,719,925
China National Nuclear Power Co. Ltd., Class A	1,244,964	1,066,003
China Power International Development Ltd.	9,622,000	2,096,296
China Resources Power Holdings Co. Ltd.	3,962,000	7,137,647
China Yangtze Power Co. Ltd., Class A	650,988	1,507,389
Datang International Power Generation Co. Ltd., Class H	6,226,000	1,594,397
Huadian Power International Corp. Ltd., Class H	3,396,000	1,263,403
Huaneng Power International Inc., Class H	9,056,000	5,815,113
Huaneng Renewables Corp. Ltd., Class H	10,758,000	3,440,301

		35,141,632
Industrial Conglomerates — 0.9%
CITIC Ltd.	12,452,000	17,704,942
Fosun International Ltd.	5,518,500	9,983,909
Shanghai Industrial Holdings Ltd.	1,132,000	2,696,989

		30,385,840
Insurance — 6.1%
China Life Insurance Co. Ltd., Class H	15,848,000	35,819,480
China Pacific Insurance Group Co. Ltd., Class A	311,300	1,492,687
China Pacific Insurance Group Co. Ltd., Class H	5,377,000	20,038,126
China Reinsurance Group Corp., Class H	10,754,000	2,123,699
China Taiping Insurance Holdings Co. Ltd	3,452,724	10,953,487
New China Life Insurance Co. Ltd., Class H	1,811,200	8,203,463
People’s Insurance Co. Group of China Ltd. (The), Class H	15,848,000	6,865,064
PICC Property & Casualty Co. Ltd., Class H	14,716,462	16,574,746
Ping An Insurance Group Co. of China Ltd., Class A	339,599	3,130,508
Ping An Insurance Group Co. of China Ltd., Class H	10,895,500	104,944,617
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	339,600	1,455,942

		211,601,819

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI China ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 2.5%
Ctrip.com International Ltd., ADR(a)(b)	858,622	$33,615,051
JD.com Inc., ADR(a)(b)	1,520,276	47,584,639
Vipshop Holdings Ltd., ADR(a)(b)	921,165	6,429,732

		87,629,422
Internet Software & Services — 34.3%
58.com Inc., ADR(a)(b)	194,987	14,834,611
Alibaba Group Holding Ltd., ADR(a)(b)	2,430,970	425,444,060
Autohome Inc., ADR	123,954	10,239,840
Baidu Inc., ADR(b)	581,848	131,776,935
Baozun Inc., ADR(b)	76,693	4,094,639
Fang Holdings Ltd., ADR(a)(b)	444,027	1,363,163
Momo Inc., ADR(a)(b)	304,508	14,095,675
NetEase Inc., ADR	165,838	32,787,831
SINA Corp./China(b)	136,689	9,699,451
Tencent Holdings Ltd.	11,999,200	519,783,409
Weibo Corp., ADR(a)(b)	114,898	8,817,273
YY Inc., ADR(a)(b)	101,597	7,765,059

		1,180,701,946
IT Services — 0.3%
GDS Holdings Ltd., ADR(a)(b)	123,954	4,731,324
TravelSky Technology Ltd., Class H	1,981,000	5,073,080

		9,804,404
Life Sciences Tools & Services — 0.4%
Genscript Biotech Corp.(a)(b)	1,698,000	3,656,079
Wuxi Biologics Cayman Inc.(b)(c)	990,500	9,780,192

		13,436,271
Machinery — 0.9%
China Conch Venture Holdings Ltd.	3,396,000	11,682,147
China International Marine Containers Group Co. Ltd., Class A	424,500	695,270
China International Marine Containers Group Co. Ltd., Class H	820,700	873,096
CRRC Corp. Ltd., Class A	1,018,798	1,221,287
CRRC Corp. Ltd., Class H	8,773,650	7,265,824
Haitian International Holdings Ltd.	1,415,000	2,841,213
Sinotruk Hong Kong Ltd.(a)	1,415,000	2,112,882
Weichai Power Co. Ltd., Class H	4,247,000	4,501,910

		31,193,629
Marine — 0.1%
COSCO SHIPPING Development Co. Ltd., Class H(b)	7,924,000	1,150,908
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	2,264,000	989,377
COSCO SHIPPING Holdings Co. Ltd., Class A(b)	849,000	508,249
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	5,094,000	2,122,257

		4,770,791
Media — 0.2%
Alibaba Pictures Group Ltd.(a)(b)	31,130,000	3,767,853
China Literature Ltd.(a)(b)(c)	396,200	2,786,408

		6,554,261
Metals & Mining — 0.7%
Aluminum Corp. of China Ltd., Class H(b)	8,494,000	3,592,870
Angang Steel Co. Ltd., Class A	759,397	681,358
Angang Steel Co. Ltd., Class H(a)	1,698,000	1,670,114
Baoshan Iron & Steel Co. Ltd., Class A	706,295	814,626
China Molybdenum Co. Ltd., Class H(a)	8,490,000	3,483,010
China Zhongwang Holdings Ltd.(a)	3,509,200	1,645,308
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	2,999,892	663,023
Jiangxi Copper Co. Ltd., Class H	2,830,000	3,353,209

Security	Shares	Value

Metals & Mining (continued)
MMG Ltd.(a)(b)	5,660,000	$2,834,002
Zhaojin Mining Industry Co. Ltd., Class H	2,405,500	1,875,633
Zijin Mining Group Co. Ltd., Class H	13,022,000	4,861,122

		25,474,275
Oil, Gas & Consumable Fuels — 5.4%
China Coal Energy Co. Ltd., Class H	4,528,000	1,926,833
China Petroleum & Chemical Corp., Class A	1,358,493	1,360,064
China Petroleum & Chemical Corp., Class H	53,205,000	53,483,603
China Shenhua Energy Co. Ltd., Class H	7,358,000	16,405,484
CNOOC Ltd.	37,639,000	66,560,833
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,264,000	2,723,592
Kunlun Energy Co. Ltd.	6,792,000	7,095,822
PetroChina Co. Ltd., Class H	44,714,000	33,269,599
Yanzhou Coal Mining Co. Ltd., Class H	3,962,000	4,578,392

		187,404,222
Paper & Forest Products — 0.2%
Lee & Man Paper Manufacturing Ltd.	3,398,000	3,255,610
Nine Dragons Paper Holdings Ltd.	3,396,000	3,850,782

		7,106,392
Personal Products — 0.4%
Hengan International Group Co. Ltd.	1,556,500	14,010,463

Pharmaceuticals — 2.2%
China Medical System Holdings Ltd.	2,830,000	4,687,281
China Resources Pharmaceutical Group Ltd.(c)	3,537,500	5,660,793
China Traditional Chinese Medicine Holdings Co. Ltd.	4,528,000	3,299,846
CSPC Pharmaceutical Group Ltd.	9,622,000	24,272,905
Jiangsu Hengrui Medicine Co. Ltd., Class A	169,887	1,644,886
Kangmei Pharmaceutical Co. Ltd., Class A	311,388	949,373
Luye Pharma Group Ltd.(a)(c)	2,405,500	2,264,858
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,273,500	5,143,390
Sihuan Pharmaceutical Holdings Group Ltd.	8,492,000	1,882,567
Sino Biopharmaceutical Ltd.	14,716,000	18,636,629
SSY Group Ltd.	3,396,000	3,158,506
Tong Ren Tang Technologies Co. Ltd., Class H	1,132,000	1,641,270
Yunnan Baiyao Group Co. Ltd., Class A.	56,599	659,428

		73,901,732
Professional Services — 0.1%
51job Inc., ADR(a)(b)	52,638	4,069,444

Real Estate Management & Development — 5.4%
Agile Group Holdings Ltd.	3,396,000	5,546,856
China Evergrande Group(a)(b)	5,660,000	20,299,532
China Jinmao Holdings Group Ltd.	11,320,000	5,336,289
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	283,067	745,774
China Overseas Land & Investment Ltd	7,924,000	25,087,770
China Resources Land Ltd.	5,660,665	19,724,953
China Vanke Co. Ltd., Class A	367,424	1,293,387
China Vanke Co. Ltd., Class H	2,575,331	8,924,690
CIFI Holdings Group Co. Ltd.	7,358,000	4,265,426
Country Garden Holdings Co. Ltd.	16,131,727	24,005,730
Future Land Development Holdings Ltd.	3,962,000	3,064,039
Greentown China Holdings Ltd.	1,839,500	1,851,476
Guangzhou R&F Properties Co. Ltd., Class H	2,037,600	4,112,116
Jiayuan International Group Ltd.(a)	2,264,000	4,522,866
Kaisa Group Holdings Ltd.	4,528,000	1,684,537
KWG Property Holdings Ltd.	2,688,500	2,873,844
Logan Property Holdings Co. Ltd.	2,830,000	3,533,489

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® MSCI China ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Longfor Group Holdings Ltd.	3,113,000	$8,646,231
Poly Real Estate Group Co. Ltd., Class A	452,868	813,984
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	2,175,043	2,934,133
Shenzhen Investment Ltd.	6,226,000	2,038,607
Shimao Property Holdings Ltd.	2,547,000	7,593,395
Shui On Land Ltd.	7,641,000	1,820,468
Sino-Ocean Group Holding Ltd.	6,650,500	3,380,792
SOHO China Ltd.	4,669,500	1,874,011
Sunac China Holdings Ltd.(a)	5,094,000	16,679,509
Yuexiu Property Co. Ltd.	14,150,000	2,559,977
Yuzhou Properties Co. Ltd.	3,679,000	1,954,596

		187,168,477
Road & Rail — 0.1%
CAR Inc.(b)	1,698,000	1,362,917
Daqin Railway Co. Ltd., Class A	707,591	893,797

		2,256,714
Semiconductors & Semiconductor Equipment — 0.4%
GCL-Poly Energy Holdings Ltd.(a)(b)	27,168,000	1,834,530
Hua Hong Semiconductor Ltd.(c)	849,000	2,314,796
Sanan Optoelectronics Co. Ltd., Class A	311,337	741,419
Semiconductor Manufacturing International Corp.(a)(b)	6,367,800	7,512,623
Xinyi Solar Holdings Ltd.	6,696,000	1,996,285

		14,399,653
Software — 0.3%
Iflytek Co. Ltd., Class A	113,285	518,165
Kingdee International Software Group Co. Ltd.(a)	4,528,000	5,157,452
Kingsoft Corp. Ltd.(a)	1,698,000	3,084,952

		8,760,569
Specialty Retail — 0.2%
GOME Retail Holdings Ltd.(a)(b)	23,772,000	2,301,815
Suning.com Co. Ltd., Class A	509,467	923,172
Zhongsheng Group Holdings Ltd.	1,132,000	2,483,538

		5,708,525
Technology Hardware, Storage & Peripherals — 0.5%
BOE Technology Group Co. Ltd., Class A	1,461,400	729,406
Focus Media Information Technology Co. Ltd., Class A	553,938	696,466
Legend Holdings Corp., Class H(c)	792,400	2,453,251
Lenovo Group Ltd.(a)	15,282,000	9,968,765
Meitu Inc.(a)(b)(c)	3,679,000	1,992,094

		15,839,982
Textiles, Apparel & Luxury Goods — 1.0%
ANTA Sports Products Ltd.	2,264,000	12,331,155
HengTen Networks Group Ltd.(b)	47,544,000	1,998,945
Shenzhou International Group Holdings Ltd.	1,583,000	20,773,484

		35,103,584
Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(c)	424,500	3,109,831

Transportation Infrastructure — 0.7%
Beijing Capital International Airport Co. Ltd., Class H	3,396,000	3,617,139
China Merchants Port Holdings Co. Ltd.	2,830,000	5,776,172

Security	Shares	Value

Transportation Infrastructure (continued)
COSCO SHIPPING Ports Ltd.	3,396,000	$3,595,505
Jiangsu Expressway Co. Ltd., Class H	2,830,000	3,576,756
Shenzhen International Holdings Ltd.	1,839,500	3,449,839
Zhejiang Expressway Co. Ltd., Class H	2,830,000	2,246,289

		22,261,700
Water Utilities — 0.5%
Beijing Enterprises Water Group Ltd.(a)	11,886,000	6,481,428
Guangdong Investment Ltd.	6,226,000	11,041,792

		17,523,220
Wireless Telecommunication Services — 3.5%
China Mobile Ltd.	12,876,500	121,072,469
China United Network Communications Ltd., Class A	990,500	813,323

		121,885,792

Total Common Stocks — 99.7% (Cost: $3,012,886,371)		3,432,830,308

Rights

Independent Power and Renewable Electricity Producers — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(a)(b)	1,978,147	153,738

Total Rights — 0.0% (Cost: $0)		153,738

Short-Term Investments

Money Market Funds — 14.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	490,177,186	490,324,239
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	3,643,507	3,643,507

		493,967,746

Total Short-Term Investments — 14.3% (Cost: $493,872,400)		493,967,746

Total Investments in Securities — 114.0% (Cost: $3,506,758,771)		3,926,951,792

Other Assets, Less Liabilities — (14.0)%		(482,808,677)

Net Assets — 100.0%		$3,444,143,115

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI China ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	373,781,400	116,395,786	490,177,186	$490,324,239	$2,217,626	(b)	$(30,691)	$38,409
BlackRock Cash Funds: Treasury, SL Agency Shares	527,904	3,115,603	3,643,507	3,643,507	33,582		—	—

				$493,967,746	$2,251,208		$(30,691)	$38,409

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
HSCEI Index	103	09/27/18	$7,116	$(122,003)
MSCI Emerging Markets E-Mini	1	09/21/18	53	(998)

				$(123,001)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$123,001

(a)

Represents cumulative depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,490,288)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(153,272)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,652,768

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued)	iShares® MSCI China ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,432,804,190	$—	$26,118	$3,432,830,308
Rights	—	153,738	—	153,738
Money Market Funds	493,967,746	—	—	493,967,746

	$3,926,771,936	$153,738	$26,118	$3,926,951,792

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(123,001)	$—	$—	$(123,001)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI China Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
Beijing Sports and Entertainment Industry Group Ltd.(a)(b)	247,500	$89,554
Guangdong Yueyen Transportation Co. Ltd., Class H	55,000	21,513

		111,067
Airlines — 0.2%
Shandong Airlines Co. Ltd., Class B	38,500	61,314

Auto Components — 1.8%
Chaowei Power Holdings Ltd.(b)	187,000	90,297
Launch Tech Co. Ltd., Class H	49,500	54,678
Tianneng Power International Ltd.	198,000	245,958
Xingda International Holdings Ltd.	220,000	63,907
		454,840
Automobiles — 0.7%
Qingling Motors Co. Ltd., Class H	220,000	59,983
Yadea Group Holdings Ltd.(c)	308,000	114,977

		174,960
Beverages — 0.8%
Dynasty Fine Wines Group Ltd.(a)(b)(d)	128,000	—
Tibet Water Resources Ltd.(a)	660,000	199,289

		199,289
Biotechnology — 0.8%
China Regenerative Medicine International Ltd.(a)(b)	2,530,000	51,897
Shanghai Haohai Biological Technology Co. Ltd., Class H(c)	12,100	90,493
Zai Lab Ltd., ADR(a)(b)	3,047	69,258

		211,648
Building Products — 0.3%
China Fangda Group Co. Ltd., Class B	128,700	60,834
Luoyang Glass Co. Ltd., Class H(a)(b)	66,000	22,283

		83,117
Capital Markets — 2.0%
China Internet Nationwide Financial Services Inc.(a)(b)	1,837	18,389
China Investment Fund International Holdings Co. Ltd.(a)	224,000	376,715
Guolian Securities Co. Ltd., Class H(a)	104,500	32,886
Jupai Holdings Ltd., ADR(b)	3,971	53,648
Yintech Investment Holdings Ltd., ADR(b)	6,424	46,895

		528,533
Chemicals — 4.4%
China BlueChemical Ltd., Class H	528,000	184,321
China Lumena New Materials Corp.(a)(b)(d)	868,000	1
China Sanjiang Fine Chemicals Co. Ltd.	209,000	66,836
China XLX Fertiliser Ltd.	121,000	49,023
Dongyue Group Ltd.	352,000	256,525
Fufeng Group Ltd.	462,600	219,250
Huabao International Holdings Ltd.	187,000	110,072
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	123,100	78,415
Silver Grant International Industries Ltd.(a)(b)	462,000	93,002
Sinofert Holdings Ltd.(a)(b)	638,000	73,157

		1,130,602
Commercial Services & Supplies — 0.8%
Capital Environment Holdings Ltd.(a)(b)	1,496,000	39,073
China Greenland Broad Greenstate Group Co Ltd.(b)	440,000	44,847
Dynagreen Environmental Protection Group Co. Ltd., Class H(a)	110,000	46,669
Realord Group Holdings Ltd.(a)(b)	132,000	82,406

		212,995

Security	Shares	Value

Communications Equipment — 0.9%
China Fiber Optic Network System Group Ltd.(a)(d)	181,600	$9,718
Comba Telecom Systems Holdings Ltd.(a)(b)	440,060	70,083
Eastern Communications Co. Ltd., Class B	86,900	45,014
O-Net Technologies Group Ltd.(a)(b)	121,000	68,910
Xi’an Haitiantian Holdings Co. Ltd., Class C(a)	88,000	33,635

		227,360
Construction & Engineering — 0.5%
Baoye Group Co. Ltd., Class H(a)	66,000	37,083
Beijing Urban Construction Design & Development Group Co. Ltd., Class H(c)	88,000	38,681
China Singyes Solar Technologies Holdings Ltd.(b)	132,400	41,834

		117,598
Construction Materials — 1.2%
Asia Cement China Holdings Corp.	143,000	152,676
China Shanshui Cement Group Ltd.(a)(d)	44,000	7,007
Tongfang Kontafarma Holdings Ltd.(a)	594,000	26,110
West China Cement Ltd.	748,000	138,185

		323,978
Containers & Packaging — 0.8%
CPMC Holdings Ltd.	143,000	60,852
Greatview Aseptic Packaging Co. Ltd.	220,000	117,723
Youyuan International Holdings Ltd.(a)(b)	110,000	41,624

		220,199
Distributors — 0.6%
China Animation Characters Co. Ltd.(b)	143,000	49,738
Dah Chong Hong Holdings Ltd.	253,000	109,918

		159,656
Diversified Consumer Services — 3.7%
China Maple Leaf Educational Systems Ltd.	440,000	240,492
China New Higher Education Group Ltd.(c)	132,000	95,188
China Yuhua Education Corp Ltd., Class L(c)	352,000	178,940
Fu Shou Yuan International Group Ltd.(b)	264,000	236,456
RISE Education Cayman Ltd., ADR(a)(b)	3,245	34,235
Tarena International Inc., ADR(b)	10,362	88,077
Wisdom Education International Holdings Co. Ltd.(b)	176,000	100,009

		973,397
Diversified Financial Services — 0.2%
Sheng Ye Capital Ltd.(a)(b)	44,000	40,923

Diversified Telecommunication Services — 0.2%
APT Satellite Holdings Ltd.	111,500	46,595

Electrical Equipment — 1.4%
China High Speed Transmission Equipment Group Co. Ltd.(b)	143,000	159,053
FDG Electric Vehicles Ltd.(a)(b)	5,060,000	63,178
Hangzhou Steam Turbine Co. Ltd., Class B	82,524	70,970
Harbin Electric Co. Ltd., Class H(b)	198,000	62,310
Trony Solar Holdings Co. Ltd.(a)(d)	216,000	—

		355,511
Electronic Equipment, Instruments & Components — 2.9%
Anxin-China Holdings Ltd.(a)(d)	672,000	10,274
AVIC International Holdings Ltd., Class H	89,184	46,132
China Aerospace International Holdings Ltd.	594,000	49,192
China Youzan Ltd.(a)(b)	2,072,000	203,269
PAX Global Technology Ltd.(b)	231,000	114,192
Tongda Group Holdings Ltd.	1,100,000	165,373
Truly International Holdings Ltd.(a)	506,000	81,229

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued)	iShares® MSCI China Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Wasion Holdings Ltd.(b)	154,000	$77,698

		747,359
Energy Equipment & Services — 0.7%
Anton Oilfield Services Group/Hong Kong(a)(b)	506,000	69,625
Honghua Group Ltd.(a)(b)	726,000	53,648
Jutal Offshore Oil Services Ltd.	154,000	21,779
Wison Engineering Services Co. Ltd.(a)(b)	308,000	43,950

		189,002
Equity Real Estate Investment Trusts (REITs) — 1.6%
Spring REIT(b)	242,000	104,214
Yuexiu REIT	451,000	306,263

		410,477
Food & Staples Retailing — 0.3%
Lianhua Supermarket Holdings Co. Ltd., Class H(a)	110,000	28,029
Springland International Holdings Ltd.	220,000	53,256

		81,285
Food Products — 2.6%
China Foods Ltd.	242,000	120,246
China Huiyuan Juice Group Ltd.(a)(d)	81,000	16,718
China Modern Dairy Holdings Ltd.(a)	550,000	84,088
China Shengmu Organic Milk Ltd.(a)(c)	1,122,000	55,751
COFCO Meat Holdings Ltd.(a)(b)	231,000	35,317
Yashili International Holdings Ltd.(a)(b)	275,000	55,358
Yihai International Holding Ltd.	121,000	309,865

		677,343
Gas Utilities — 0.8%
Beijing Gas Blue Sky Holdings Ltd.(a)	1,496,000	108,642
China Oil & Gas Group Ltd.	1,336,000	103,831

		212,473
Health Care Equipment & Supplies — 1.1%
AK Medical Holdings Ltd.(c)	88,000	65,028
Beijing Enterprises Medical & Health Group Ltd.(a)	1,320,000	58,021
Lifetech Scientific Corp.(a)(b)	660,000	161,449

		284,498
Health Care Providers & Services — 3.6%
China Medical & HealthCare Group Ltd.(a)	1,020,000	29,110
China NT Pharma Group Co.Ltd.	181,500	34,686
China Pioneer Pharma Holdings Ltd.	132,000	32,794
China Resources Phoenix Healthcare Holdings Co. Ltd.	253,000	234,340
Genertec Universal Medical Group Co. Ltd.(c)	286,000	227,375
Golden Meditech Holdings Ltd.	332,000	37,223
iKang Healthcare Group Inc., ADR(a)(b)	14,047	276,024
Rici Healthcare Holdings Ltd.(a)(c)	143,000	34,252
Wenzhou Kangning Hospital Co. Ltd., Class H(c)	5,500	30,972

		936,776
Hotels, Restaurants & Leisure — 1.8%
500.com Ltd., ADR(a)(b)	4,598	59,958
Ajisen China Holdings Ltd.(b)	143,000	60,123
Haichang Ocean Park Holdings Ltd.(a)(c)	352,000	70,858
Huangshan Tourism Development Co. Ltd., Class B	70,400	83,213
Huayi Tencent Entertainment Co. Ltd.(a)(b)	1,980,000	93,338
Shanghai Jinjiang International Travel Co. Ltd., Class B	18,700	37,886
Tuniu Corp., ADR(a)(b)	7,458	55,861

		461,237
Household Durables — 1.1%
Konka Group Co. Ltd., Class B	206,800	71,139
Ozner Water International Holding Ltd.(b)(c)	121,000	28,982
Q Technology Group Co. Ltd.(b)	121,000	78,160

Security	Shares	Value

Household Durables (continued)
TCL Electronics Holdings Ltd.	209,000	$101,452

		279,733
Household Products — 0.6%
NVC Lighting Holdings Ltd.	418,000	33,019
Vinda International Holdings Ltd.	77,000	128,907

		161,926
Independent Power and Renewable Electricity Producers — 3.0%
Canvest Environment Protection Group Co. Ltd.	231,000	121,844
CGN Meiya Power Holdings Co. Ltd.(a)(c)	374,000	65,281
China Datang Corp. Renewable Power Co. Ltd., Class H	715,000	109,315
China Everbright Greentech Ltd., Class L(b)(c)	154,000	151,863
China Power Clean Energy Development Co. Ltd.	126,500	48,834
Concord New Energy Group Ltd.	1,650,000	69,373
GCL New Energy Holdings Ltd.(a)	2,024,000	76,072
Huadian Energy Co. Ltd., Class B(a)	134,200	41,199
Kong Sun Holdings Ltd.(a)	1,650,000	30,062
Panda Green Energy Group Ltd.(a)(b)	1,138,000	57,270

		771,113
Industrial Conglomerates — 0.1%
Chongqing Machinery & Electric Co. Ltd., Class H	330,000	25,226

Insurance — 1.1%
Fanhua Inc., ADR	11,693	272,213

Internet & Direct Marketing Retail — 0.4%
Cogobuy Group(b)(c)	176,000	66,822
Jumei International Holding Ltd., ADR(a)	21,285	40,654

		107,476
Internet Software & Services — 3.7%
21Vianet Group Inc., ADR(a)	19,844	193,479
Bitauto Holdings Ltd., ADR(a)(b)	7,645	181,263
HC Group Inc.(b)	148,500	104,248
INESA Intelligent Tech Inc., Class B	88,000	47,872
Phoenix New Media Ltd., ADR(a)	8,888	45,507
Sohu.com Ltd., ADR(a)	9,350	199,623
Tian Ge Interactive Holdings Ltd.(c)	154,000	102,223
Xunlei Ltd., ADR(a)	9,031	85,975

		960,190
IT Services — 2.7%
AGTech Holdings Ltd.(a)(b)	980,000	79,909
Chinasoft International Ltd.	616,000	439,501
Digital China Holdings Ltd.(a)(b)	198,000	103,428
Hi Sun Technology China Ltd.(a)	528,000	78,707

		701,545
Leisure Products — 0.3%
Bestway Global Holding Inc.(b)(c)	77,000	37,770
Shanghai Phoenix Enterprise Group Co. Ltd., Class B(a)	52,800	33,105

		70,875
Machinery — 3.5%
China Yuchai International Ltd.	5,522	111,048
CIMC Enric Holdings Ltd.	176,000	163,243
First Tractor Co. Ltd., Class H(a)	132,000	37,503
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	33,000	39,204
Kama Co. Ltd., Class B(a)	72,615	42,407
Lonking Holdings Ltd.	583,000	200,551
Sany Heavy Equipment International Holdings Co. Ltd.	275,000	97,402
Shang Gong Group Co. Ltd., Class B(a)	72,900	49,426
Shanghai Diesel Engine Co. Ltd., Class B	100,145	60,488
Shanghai Highly Group Co. Ltd., Class B	85,800	81,767

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI China Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	63,800	$32,595

		915,634
Marine — 1.1%
Seaspan Corp.(b)	20,394	188,033
Sinotrans Shipping Ltd.	411,500	103,282

		291,315
Media — 1.6%
Huanxi Media Group Ltd.(a)(b)	330,000	78,622
IMAX China Holding Inc.(c)	37,400	95,777
Phoenix Media Investment Holdings Ltd.(b)	374,000	36,214
Poly Culture Group Corp. Ltd., Class H	24,200	34,039
SMI Holdings Group Ltd.(a)	267,200	79,661
Viva China Holdings Ltd.(a)(b)	797,600	91,457

		415,770
Metals & Mining — 2.5%
Chiho Environmental Group Ltd.(a)(b)	132,000	49,108
China Metal Recycling Holdings Ltd.(a)(d)	184,800	—
China Metal Resources Utilization Ltd.(a)(b)(c)	220,000	130,897
China Silver Group Ltd.(a)(b)	330,000	43,305
Inner Mongolia Eerduosi Resourses Co. Ltd., Class B	94,600	90,532
Jinchuan Group International Resources Co. Ltd.(a)(b)	440,000	59,422
North Mining Shares Co. Ltd.(a)(b)	3,300,000	20,602
Real Gold Mining Ltd.(a)(d)	126,000	32
Shougang Fushan Resources Group Ltd.	726,000	161,870
Tiangong International Co. Ltd.(b)	264,000	62,562
Xinjiang Xinxin Mining Industry Co. Ltd., Class H(a)	220,000	25,227

		643,557
Multi-Utilities — 0.2%
Tianjin Development Holdings Ltd.	110,000	41,343

Multiline Retail — 0.5%
Lifestyle China Group Ltd.(a)	192,500	86,085
Maoye International Holdings Ltd.(b)	297,000	26,866
Parkson Retail Group Ltd.(a)(b)	264,000	28,590

		141,541
Oil, Gas & Consumable Fuels — 1.3%
China Suntien Green Energy Corp. Ltd., Class H	473,000	142,221
Sinopec Kantons Holdings Ltd.	308,000	137,344
Yuan Heng Gas Holdings Ltd.(a)(b)	684,000	69,717

		349,282
Paper & Forest Products — 0.0%
China Forestry Holdings Co. Ltd.(a)(d)	306,000	—
Qunxing Paper Holdings Co. Ltd.(a)(d)	148,000	1,697

		1,697
Pharmaceuticals — 4.0%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	77,000	150,882
China Animal Healthcare Ltd.(a)(b)(d)	140,000	1,070
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A(a)(b)	308,000	211,902
China Shineway Pharmaceutical Group Ltd.	88,000	124,226
Consun Pharmaceutical Group Ltd.	110,000	96,701
Dawnrays Pharmaceutical Holdings Ltd.	242,000	66,290
Hua Han Health Industry Holdings Ltd., Class H(a)(b)(d)	651,960	29,903
Lee’s Pharmaceutical Holdings Ltd.	82,500	73,893
Shandong Xinhua Pharmaceutical Co. Ltd., Class H	54,800	28,975
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	88,000	46,529
Shanghai Haixin Group Co., Class B	133,900	66,281

Security	Shares	Value

Pharmaceuticals (continued)
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	29,800	$136,112

		1,032,764
Real Estate Management & Development — 15.7%
AVIC International Holding HK Ltd.(a)(b)	946,000	23,021
Beijing Capital Land Ltd., Class H	286,000	114,416
C C Land Holdings Ltd.(b)	528,500	129,282
C&D International Investment Group Ltd.	55,000	48,281
Carnival Group International Holdings Ltd.(a)(b)	2,422,596	100,313
Central China Real Estate Ltd.	209,038	87,356
China Aoyuan Property Group Ltd.	363,000	271,016
China Electronics Optics Valley Union Holding Co Ltd.	924,000	61,216
China Logistics Property Holdings Co. Ltd.(a)(c)	297,000	111,627
China Merchants Land Ltd.	374,000	56,703
China Overseas Grand Oceans Group Ltd.	462,000	163,047
China Overseas Property Holdings Ltd.(b)	385,000	123,610
China SCE Group Holdings Ltd.	517,800	232,218
China Vast Industrial Urban Development Co. Ltd.(c)	121,000	55,190
Colour Life Services Group Co. Ltd.	99,000	67,355
Fantasia Holdings Group Co. Ltd.	412,500	55,708
Gemdale Properties & Investment Corp. Ltd.	1,430,000	136,643
Glorious Property Holdings Ltd.(a)	781,000	43,284
Greenland Hong Kong Holdings Ltd.	253,000	84,453
Ground International Development Ltd.(a)(b)	385,000	66,219
Guangdong Land Holdings Ltd.(a)	154,000	38,456
Guorui Properties Ltd.(b)	264,000	81,734
HKC Holdings Ltd.	55,920	47,165
Minmetals Land Ltd.	396,000	68,111
Modern Land China Co. Ltd.	242,000	36,074
Nam Tai Property Inc.	6,820	67,518
Poly Property Group Co. Ltd.	605,000	230,472
Powerlong Real Estate Holdings Ltd.	363,000	185,457
Redco Group(b)(c)	264,000	168,513
Renhe Commercial Holdings Co. Ltd.(a)	6,806,000	164,754
Road King Infrastructure Ltd.	66,000	112,005
Ronshine China Holdings Ltd.(a)	159,500	191,427
Shanghai Industrial Urban Development Group Ltd.	440,000	77,361
Shenzhen SEG Co. Ltd., Class B	70,400	25,563
Sinolink Worldwide Holdings Ltd.(a)	594,000	53,732
Skyfame Realty Holdings Ltd.	240,000	165,424
SRE Group Ltd.(a)	1,100,000	24,946
Suncity Group Holdings Ltd.(a)(b)	550,000	101,607
Top Spring International Holdings Ltd.	126,500	39,809
Xinyuan Real Estate Co. Ltd., ADR	9,999	46,695
Zhuguang Holdings Group Co. Ltd.(a)	572,000	112,230

		4,070,011
Road & Rail — 0.6%
eHi Car Services Ltd., ADR(a)(b)	7,810	97,391
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	50,600	51,207

		148,598
Semiconductors & Semiconductor Equipment — 1.4%
BOE Varitronix Ltd.	88,000	27,805
China Electronics Huada Technology Co. Ltd.(b)	286,000	28,786
Daqo New Energy Corp., ADR(a)	2,893	103,193
JinkoSolar Holding Co. Ltd., ADR(a)(b)	8,811	115,689
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)	88,000	89,918

		365,391

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued)	iShares® MSCI China Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 2.7%
Boyaa Interactive International Ltd.(a)	121,000	$30,524
Changyou.com Ltd., ADR	5,313	71,673
Chanjet Information Technology Co. Ltd., Class H(a)	15,400	23,309
IGG Inc.	275,000	332,149
National Agricultural Holdings Ltd.(a)(b)(d)	126,000	13,324
NetDragon Websoft Holdings Ltd.(b)	66,000	138,241
Rentian Technology Holdings Ltd.(a)(b)	660,000	26,908
Sinosoft Technology Group Ltd.	165,012	55,292

		691,420
Specialty Retail — 2.1%
Boshiwa International Holding Ltd.(a)(b)(d)	153,000	780
China Harmony New Energy Auto Holding Ltd.(b)	231,000	91,530
China Meidong Auto Holdings Ltd.	132,000	58,189
China ZhengTong Auto Services Holdings Ltd.	330,000	202,232
Grand Baoxin Auto Group Ltd.	214,500	58,757
Pou Sheng International Holdings Ltd.	638,000	124,366

		535,854
Technology Hardware, Storage & Peripherals — 0.5%
China Goldjoy Group Ltd.	2,332,000	136,672
Coolpad Group Ltd.(a)(d)	384,000	2,446

		139,118
Textiles, Apparel & Luxury Goods — 7.1%
361 Degrees International Ltd.	253,000	72,526
Best Pacific International Holdings Ltd.	88,000	28,702
Bosideng International Holdings Ltd.	968,000	122,096
C.banner International Holdings Ltd.(a)(b)	363,000	23,124
China Dongxiang Group Co. Ltd.	1,056,000	174,903
China Lilang Ltd.	121,000	134,121
China Longevity Group Co. Ltd.(a)(d)	96,000	—
Citychamp Watch & Jewellery Group Ltd.	462,000	100,654
Cosmo Lady China Holdings Co. Ltd.(c)	209,000	96,926
Fuguiniao Co. Ltd., Class H(a)(d)	43,200	11,723
HOSA International Ltd.(b)	220,000	8,129
JNBY Design Ltd.	55,000	93,899
Li Ning Co. Ltd.(a)	522,500	551,198
Luthai Textile Co. Ltd., Class B	75,900	89,255
Texhong Textile Group Ltd.	82,500	141,899
Xtep International Holdings Ltd.	302,500	201,952

		1,851,107
Trading Companies & Distributors — 1.0%
China Aircraft Leasing Group Holdings Ltd.	82,500	88,293
CITIC Resources Holdings Ltd.	792,037	80,728
CWT International Ltd.(a)	1,210,000	32,066
New Provenance Everlasting Holdings Ltd.(a)(b)	3,520,000	20,181
Shougang Concord International Enterprises Co. Ltd.(a)(b)	2,002,000	49,483
Superb Summit International Group Ltd.(a)(d)	59,500	88

		270,839
Transportation Infrastructure — 1.9%
COSCO SHIPPING International Hong Kong Co. Ltd.	154,000	54,349

Security	Shares	Value

Transportation Infrastructure (continued)
Guangdong Provincial Expressway Development Co. Ltd., Class B	106,700	$84,013
Jinzhou Port Co. Ltd., Class B	78,100	29,990
Regal International Airport Group Co. Ltd., Class H	33,000	30,566
Shenzhen Chiwan Wharf Holdings Ltd., Class B	17,100	22,070
Tianjin Port Development Holdings Ltd.	550,000	64,468
Xiamen International Port Co. Ltd., Class H	286,000	40,082
Yuexiu Transport Infrastructure Ltd.	220,000	170,979

		496,517
Water Utilities — 2.1%
China Everbright Water Ltd.	238,700	67,949
China Water Affairs Group Ltd.	242,000	277,183
China Water Industry Group Ltd.(a)	352,000	65,477
CT Environmental Group Ltd.(b)	660,000	85,770
Kangda International Environmental Co. Ltd.(c)	187,000	26,207
Yunnan Water Investment Co. Ltd., Class H	99,000	30,524

		553,110

Total Common Stocks — 99.9% (Cost: $31,188,101)		25,939,197

Short-Term Investments

Money Market Funds — 15.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	4,008,047	4,009,249
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	20,119	20,119

		4,029,368

Total Short-Term Investments — 15.5% (Cost: $4,028,247)		4,029,368

Total Investments in Securities — 115.4% (Cost: $35,216,348)		29,968,565

Other Assets, Less Liabilities — (15.4)%		(3,991,673)

Net Assets — 100.0%		$25,976,892

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI China Small-Cap ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss	)(a)	(Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	6,245,946	(2,237,899)	4,008,047	$4,009,249	$255,100	(b)	$160		$(378)
BlackRock Cash Funds: Treasury, SL Agency Shares	8,446	11,673	20,119	20,119	511		—		—

				$4,029,368	$255,611		$160		$(378)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$25,834,416	$—	$104,781	$25,939,197
Money Market Funds	4,029,368	—	—	4,029,368

	$29,863,784	$—	$104,781	$29,968,565

The following table includes a rollforward for the year ended August 31, 2018 of investments whose values are classified as Level 3 as of the beginning or end of the year.

Common Stocks

Balance at beginning of period	$223,862
Realized gain (loss) and change in unrealized appreciation/depreciation	(87,653)
Purchases	4,056
Sales	(56,356)
Transfers in(a)	20,872 (b)
Transfers out	— (c)

Balance at end of period	$104,781

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(82,683)

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers in to Level 3 are due to the suspension of trading of equity securities.
(c)	Transfers out of Level 3 are due to resumption of trading of equity securities.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments	iShares® MSCI Indonesia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 8.4%
Astra International Tbk PT	70,656,330	$34,776,537

Banks — 36.8%
Bank Bukopin Tbk PT(a)	27,787,899	765,912
Bank Central Asia Tbk PT	32,899,158	55,390,300
Bank Danamon Indonesia Tbk PT	10,586,060	4,886,980
Bank Mandiri Persero Tbk PT	65,137,360	30,512,409
Bank Negara Indonesia Persero Tbk PT	26,712,158	14,144,931
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	9,573,936	1,254,426
Bank Pembangunan Daerah Jawa Timur Tbk PT	16,751,200	761,935
Bank Rakyat Indonesia Persero Tbk PT	193,837,760	41,846,848
Bank Tabungan Negara Persero Tbk PT	15,245,626	2,846,264

		152,410,005
Capital Markets — 0.6%
Kresna Graha Investama Tbk PT(a)	47,316,600	2,409,196

Construction & Engineering — 1.6%
Adhi Karya Persero Tbk PT	6,434,410	650,867
PP Persero Tbk PT	10,937,722	1,410,840
Sitara Propertindo Tbk PT(a)	21,229,700	1,419,637
Waskita Karya Persero Tbk PT	16,823,000	2,164,262
Wijaya Karya Persero Tbk PT	11,160,570	1,174,398

		6,820,004
Construction Materials — 3.7%
Indocement Tunggal Prakarsa Tbk PT	6,447,344	7,758,260
Semen Indonesia Persero Tbk PT	10,408,355	6,677,458
Waskita Beton Precast Tbk PT	37,396,200	990,124

		15,425,842
Diversified Telecommunication Services — 10.5%
Inovisi Infracom Tbk PT(a)(b)	9,476,400	—
Link Net Tbk PT	4,854,300	1,417,073
Telekomunikasi Indonesia Persero Tbk PT	166,890,490	39,541,603
Tower Bersama Infrastructure Tbk PT	7,066,900	2,662,681

		43,621,357
Food Products — 7.1%
Charoen Pokphand Indonesia Tbk PT	25,878,825	8,749,257
Eagle High Plantations Tbk PT(a)	32,788,252	489,709
Indofood CBP Sukses Makmur Tbk PT	8,565,554	5,044,547
Indofood Sukses Makmur Tbk PT	15,803,730	6,839,700
Inti Agri Resources Tbk PT(a)	111,452,900	2,088,323
Japfa Comfeed Indonesia Tbk PT	16,028,800	2,393,982
Nippon Indosari Corpindo Tbk PT	7,164,833	474,251
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	10,808,400	1,023,606
Salim Ivomas Pratama Tbk PT	10,965,000	375,922
Sawit Sumbermas Sarana Tbk PT	12,361,600	1,090,976
Tunas Baru Lampung Tbk PT	9,405,600	743,892

		29,314,165
Gas Utilities — 1.3%
Perusahaan Gas Negara Persero Tbk PT	38,297,407	5,563,914

Health Care Providers & Services — 0.1%
Siloam International Hospitals Tbk PT(a)	2,535,565	533,622

Household Products — 3.9%
Unilever Indonesia Tbk PT	5,401,604	16,080,131

Security	Shares	Value

Insurance — 0.2%
Panin Financial Tbk PT(a)	63,013,778	$872,696

Marine — 0.3%
Berlian Laju Tanker Tbk PT(a)(b)	20,137,514	—
Trada Alam Minera Tbk PT(a)	87,227,100	1,326,468

		1,326,468
Media — 1.4%
Global Mediacom Tbk PT	22,645,200	664,136
Media Nusantara Citra Tbk PT	20,353,300	1,250,491
MNC Investama Tbk PT(a)	78,804,900	567,096
Surya Citra Media Tbk PT	21,152,700	3,015,660
Visi Media Asia Tbk PT(a)	29,532,600	358,882

		5,856,265
Metals & Mining — 0.7%
Aneka Tambang Tbk	29,159,054	1,722,225
Krakatau Steel Persero Tbk PT(a)	13,766,093	388,778
Pelat Timah Nusantara Tbk PT(a)	460,800	82,587
Timah Tbk PT	10,315,480	546,237

		2,739,827
Multiline Retail — 1.7%
Matahari Department Store Tbk PT	8,730,300	4,445,163
Mitra Adiperkasa Tbk PT	30,570,100	1,732,928
Ramayana Lestari Sentosa Tbk PT	10,470,600	902,761

		7,080,852
Oil, Gas & Consumable Fuels — 7.2%
Adaro Energy Tbk PT	50,663,739	6,414,655
Bumi Resources Tbk PT(a)	182,746,400	2,977,538
Delta Dunia Makmur Tbk PT(a)	16,515,400	773,634
Harum Energy Tbk PT	2,341,000	406,854
Indika Energy Tbk PT	6,320,000	1,403,014
Indo Tambangraya Megah Tbk PT	1,199,580	2,304,692
Medco Energi Internasional Tbk PT(a)	24,585,033	1,452,069
Sekawan Intipratama Tbk PT(a)(b)	30,572,100	51,887
Sugih Energy Tbk PT(a)	119,120,611	404,347
United Tractors Tbk PT	5,920,996	13,827,717

		30,016,407
Paper & Forest Products — 3.0%
Indah Kiat Pulp & Paper Corp. Tbk PT	9,590,900	12,436,265

Personal Products — 0.2%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	11,661,000	657,069

Pharmaceuticals — 1.7%
Kalbe Farma Tbk PT	75,743,085	6,916,120

Real Estate Management & Development — 3.5%
Alam Sutera Realty Tbk PT(a)	43,072,616	953,270
Bumi Serpong Damai Tbk PT(a)	27,638,422	2,251,603
Ciputra Development Tbk PT	36,189,613	2,076,050
Hanson International Tbk PT(a)	243,330,635	2,345,754
Kawasan Industri Jababeka Tbk PT(a)	22,083,813	317,839
Lippo Karawaci Tbk PT	36,853,162	890,681
Modernland Realty Tbk PT	31,593,218	544,785
Pakuwon Jati Tbk PT	62,179,177	2,173,949
PP Properti Tbk PT	97,963,139	864,576
Sentul City Tbk PT(a)	47,894,000	399,930
Summarecon Agung Tbk PT	35,587,258	1,594,541

		14,412,978
Specialty Retail — 0.6%
Ace Hardware Indonesia Tbk PT	28,465,279	2,628,159

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Indonesia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.2%
Sri Rejeki Isman Tbk PT	30,661,800	$716,067

Tobacco — 4.1%
Gudang Garam Tbk PT	1,719,142	8,519,848
Hanjaya Mandala Sampoerna Tbk PT	33,294,900	8,657,126

		17,176,974
Trading Companies & Distributors — 0.4%
AKR Corporindo Tbk PT	6,353,900	1,557,202

Transportation Infrastructure — 0.6%
Jasa Marga Persero Tbk PT	7,960,108	2,448,017

Total Common Stocks — 99.8% (Cost: $529,995,762)		413,796,139

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	375,511	375,511

Total Short-Term Investments — 0.1% (Cost: $375,511)		375,511

Total Investments in Securities — 99.9% (Cost: $530,371,273)		414,171,650

Other Assets, Less Liabilities — 0.1%		586,411

Net Assets — 100.0%		$414,758,061

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	146,022	229,489	375,511	$375,511	$3,803	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$413,744,252	$—	$51,887	$413,796,139
Money Market Funds	375,511	—	—	375,511

	$414,119,763	$—	$51,887	$414,171,650

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments	iShares® MSCI Peru ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 30.0%
BBVA Banco Continental SA	3,704,587	$4,707,796
Credicorp Ltd.	172,105	37,522,332
Intercorp Financial Services Inc.	180,955	7,202,009

		49,432,137
Construction & Engineering — 1.8%
Grana y Montero SAA(a)	4,721,244	2,999,883

Construction Materials — 5.8%
Cementos Pacasmayo SAA	2,368,565	5,016,628
Union Andina de Cementos SAA	5,947,254	4,498,679

		9,515,307
Electric Utilities — 3.1%
Enel Distribucion Peru SAA	1,030,122	1,814,012
Luz del Sur SAA	895,799	3,252,523

		5,066,535
Food & Staples Retailing — 4.5%
InRetail Peru Corp.(a)(b)	285,856	7,460,842

Food Products — 5.1%
Alicorp SAA	2,260,677	7,455,788
Casa Grande SAA	719,401	848,914

		8,304,702
Metals & Mining — 42.1%
Cia. de Minas Buenaventura SAA, ADR, NVS	1,095,436	13,791,539
Cia. Minera Atacocha SAA, Class B(a)	5,156,442	608,476
Cia. Minera Milpo SAA	3,334,643	4,338,567
Hochschild Mining PLC	2,271,889	5,093,729
Minsur SA	7,016,310	3,248,095
Pan American Silver Corp.	253,813	3,968,900
Sociedad Minera Cerro Verde SAA	163,240	3,774,109
Southern Copper Corp.	499,267	21,788,012
Tahoe Resources Inc.	955,675	3,290,756

Security	Shares	Value

Metals & Mining (continued)
Trevali Mining Corp.(a)	6,965,896	$4,166,877
Volcan Cia. Minera SAA, Class B	21,442,946	5,320,186

		69,389,246
Multiline Retail — 2.3%
SACI Falabella	471,992	3,766,889

Oil, Gas & Consumable Fuels — 0.7%
Refineria La Pampilla SAA Relapasa(a)	20,424,022	1,155,610

Trading Companies & Distributors — 3.8%
Ferreycorp SAA	9,001,381	6,264,199

Total Common Stocks — 99.2% (Cost: $213,375,160)		163,355,350

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	163,488	163,488

Total Short-Term Investments — 0.1% (Cost: $163,488)		163,488

Total Investments in Securities — 99.3% (Cost: $213,538,648)		163,518,838

Other Assets, Less Liabilities — 0.7%		1,197,778

Net Assets — 100.0%		$164,716,616

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	92,100	71,388	163,488	$163,488	$2,902	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Peru ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$163,355,350	$—	$—	$163,355,350
Money Market Funds	163,488	—	—	163,488

	$163,518,838	$—	$—	$163,518,838

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments	iShares® MSCI Philippines ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
Cebu Air Inc.	605,640	$815,555

Banks — 13.9%
Bank of the Philippine Islands	2,560,235	4,489,078
BDO Unibank Inc.	5,591,534	13,605,495
East West Banking Corp.(a)	1,589,600	430,490
Metropolitan Bank & Trust Co.	2,262,228	3,099,203
Security Bank Corp.	642,300	2,336,488

		23,960,754
Chemicals — 0.9%
D&L Industries Inc.	8,072,800	1,591,369

Construction & Engineering — 0.4%
Megawide Construction Corp.	2,136,500	723,249

Construction Materials — 0.2%
CEMEX Holdings Philippines Inc.(a)(b)	6,588,900	395,571

Diversified Financial Services — 12.5%
Ayala Corp.	706,758	13,218,336
GT Capital Holdings Inc.	255,094	4,179,366
Metro Pacific Investments Corp.	40,324,250	4,110,256

		21,507,958
Electric Utilities — 3.1%
First Philippine Holdings Corp.	633,869	769,397
Manila Electric Co.	640,910	4,475,869

		5,245,266
Electronic Equipment, Instruments & Components — 0.2%
Integrated Micro-Electronics Inc.	1,573,900	406,810

Food & Staples Retailing — 0.4%
Cosco Capital Inc.	6,304,400	706,280

Food Products — 4.3%
Century Pacific Food Inc.	3,010,200	803,951
Universal Robina Corp.	2,507,258	6,541,529

		7,345,480
Hotels, Restaurants & Leisure — 5.6%
Bloomberry Resorts Corp.	10,941,365	1,954,254
Jollibee Foods Corp.	1,234,711	6,650,646
Melco Resorts And Entertainment (Philippines) Corp.(a)	4,851,900	618,874
Premium Leisure Corp.	22,619,000	368,043

		9,591,817
Independent Power and Renewable Electricity Producers — 2.4%
Aboitiz Power Corp.	4,184,135	2,895,433
First Gen Corp.	3,584,937	1,139,820

		4,035,253

Industrial Conglomerates — 19.1%
Aboitiz Equity Ventures Inc.	5,607,887	5,605,998
Alliance Global Group Inc.(a)	11,569,739	2,986,130
DMCI Holdings Inc.	11,365,360	2,720,817

Security	Shares	Value

Industrial Conglomerates (continued)
JG Summit Holdings Inc.	8,149,122	$9,144,672
SM Investments Corp.	685,086	12,377,367

		32,834,984
Metals & Mining — 0.2%
Nickel Asia Corp.	3,254,500	330,514

Oil, Gas & Consumable Fuels — 0.7%
Petron Corp.	6,688,500	1,133,347

Real Estate Management & Development — 27.0%
Ayala Land Inc.	20,935,400	17,423,979
DoubleDragon Properties Corp.(a)	1,909,790	910,818
Filinvest Land Inc.	27,701,590	782,326
Megaworld Corp.	32,079,660	2,753,902
Robinsons Land Corp.	5,900,906	2,350,739
SM Prime Holdings Inc.	28,744,135	20,966,209
Vista Land & Lifescapes Inc.	10,985,400	1,314,928

		46,502,901
Transportation Infrastructure — 1.6%
International Container Terminal Services Inc.	1,328,993	2,327,751
MacroAsia Corp.	1,363,020	500,668

		2,828,419
Water Utilities — 0.9%
Manila Water Co. Inc.	3,498,629	1,596,591

Wireless Telecommunication Services — 5.9%
Globe Telecom Inc.	94,495	3,739,646
PLDT Inc.	245,754	6,402,621

		10,142,267

Total Common Stocks — 99.8% (Cost: $207,656,933)		171,694,385

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	83,914	83,914

Total Short-Term Investments — 0.1% (Cost: $83,914)		83,914

Total Investments in Securities — 99.9% (Cost: $207,740,847)		171,778,299

Other Assets, Less Liabilities — 0.1%		234,611

Net Assets — 100.0%		$172,012,910

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Philippines ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	36,088	47,826	83,914	$83,914	$1,015	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$171,694,385	$—	$—	$171,694,385
Money Market Funds	83,914	—	—	83,914

	$171,778,299	$—	$—	$171,778,299

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments August 31, 2018	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 33.7%
Alior Bank SA(a)	331,232	$6,124,343
Bank Handlowy w Warszawie SA	135,815	2,509,318
Bank Millennium SA(a)	2,381,142	5,809,794
Bank Polska Kasa Opieki SA	585,004	18,573,196
Bank Zachodni WBK SA	116,512	11,903,032
Getin Noble Bank SA(a)	2,561,437	521,968
mBank SA	57,296	6,376,514
Powszechna Kasa Oszczednosci Bank Polski SA	3,238,020	37,127,102

		88,945,267
Capital Markets — 0.5%
Warsaw Stock Exchange	125,273	1,412,553

Chemicals — 1.4%
Ciech SA	117,228	1,675,391
Grupa Azoty SA	184,894	1,908,998

		3,584,389
Construction & Engineering — 0.6%
Budimex SA	48,696	1,508,333

Consumer Finance — 1.4%
KRUK SA	66,577	3,744,498

Diversified Telecommunication Services — 1.3%
Orange Polska SA(a)	2,631,388	3,474,723

Electric Utilities — 5.4%
Enea SA(a)	909,033	2,109,291
Energa SA	853,331	1,947,583
PGE Polska Grupa Energetyczna SA(a)	3,213,103	7,857,172
Tauron Polska Energia SA(a)	4,265,171	2,317,744

		14,231,790
Food & Staples Retailing — 2.5%
Dino Polska SA(a)(b)	189,987	4,712,960
Eurocash SA(c)	350,617	1,939,589

		6,652,549
Health Care Providers & Services — 0.3%
Neuca SA	11,264	798,789

Insurance — 10.2%
Powszechny Zaklad Ubezpieczen SA	2,223,925	26,985,964

Machinery — 0.6%
Famur SA	1,033,145	1,611,285

Media — 2.3%
Cyfrowy Polsat SA(a)	981,969	5,997,816

Metals & Mining — 6.9%
Boryszew SA(a)	424,576	782,140
Jastrzebska Spolka Weglowa SA(a)	207,410	4,339,298
KGHM Polska Miedz SA	480,307	11,849,603

Security	Shares	Value

Metals & Mining (continued)
Stalprodukt SA	8,788	$1,105,529

		18,076,570
Oil, Gas & Consumable Fuels — 18.1%
Grupa Lotos SA	360,581	6,848,242
Lubelski Wegiel Bogdanka SA(a)	59,917	968,648
Polski Koncern Naftowy ORLEN SA	1,106,743	29,541,614
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	6,614,174	10,459,181

		47,817,685
Road & Rail — 0.7%
PKP Cargo SA(a)	135,327	1,831,103

Software — 5.9%
Asseco Poland SA	302,026	3,766,657
CD Projekt SA(a)	208,843	11,689,239

		15,455,896
Textiles, Apparel & Luxury Goods — 7.1%
CCC SA	111,402	6,525,906
LPP SA	4,860	12,155,117

		18,681,023
Wireless Telecommunication Services — 1.0%
PLAY Communications SA(b)	457,737	2,698,826

Total Common Stocks — 99.9%
(Cost: $317,550,391)		263,509,059

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	1,985,114	1,985,710
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	128,703	128,703

		2,114,413

Total Short-Term Investments — 0.8%
(Cost: $2,114,120)		2,114,413

Total Investments in Securities — 100.7%
(Cost: $319,664,511)		265,623,472

Other Assets, Less Liabilities — (0.7)%		(1,865,008)

Net Assets — 100.0%		$263,758,464

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Poland ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,190,556	(4,205,442)	1,985,114	$1,985,710	$72,526	(b)	$390		$(1,301)
BlackRock Cash Funds: Treasury, SL Agency Shares	97,375	31,328	128,703	128,703	3,044		—		—

				$2,114,413	$75,570		$390		$(1,301)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$263,509,059	$—	$—	$263,509,059
Money Market Funds	2,114,413	—	—	2,114,413

	$265,623,472	$—	$—	$265,623,472

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments	iShares® MSCI Qatar ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.5%
Gulf Warehousing Co.	73,117	$799,672

Banks — 46.4%
Commercial Bank PQSC (The)	222,278	2,394,563
Doha Bank QPSC	220,348	1,548,373
Masraf Al Rayan QSC	313,131	3,227,757
Qatar First Bank(a)	494,133	689,045
Qatar International Islamic Bank QSC	72,308	1,107,549
Qatar Islamic Bank SAQ	97,799	3,743,656
Qatar National Bank QPSC	265,434	12,918,439

		25,629,382
Construction Materials — 1.4%
Qatar National Cement Co. QSC	49,472	777,787

Diversified Financial Services — 1.0%
Salam International Investment Ltd. QSC(a)	409,306	567,400

Diversified Telecommunication Services — 3.9%
Ooredoo QPSC	108,396	2,169,491

Energy Equipment & Services — 1.5%
Gulf International Services QSC(a)	174,823	829,816

Food & Staples Retailing — 1.3%
Al Meera Consumer Goods Co. QSC	17,587	728,754

Health Care Providers & Services — 1.5%
Medicare Group	45,002	828,588

Industrial Conglomerates — 12.8%
Industries Qatar QSC	165,571	5,613,574
Mannai Corp. QSC	48,524	695,882
Qatar Industrial Manufacturing Co. QSC	67,790	759,946

		7,069,402
Insurance — 3.8%
Qatar Insurance Co. SAQ	210,263	2,116,801

Marine — 2.8%
Qatar Navigation QSC	86,342	1,543,006

Security	Shares	Value

Multi-Utilities — 4.4%
Qatar Electricity & Water Co. QSC	46,061	$2,410,509

Oil, Gas & Consumable Fuels — 3.5%
Qatar Gas Transport Co. Ltd.	405,035	1,936,938

Real Estate Management & Development — 11.7%
Barwa Real Estate Co.	151,622	1,492,859
Ezdan Holding Group QSC(a)	932,737	2,639,569
Mazaya Qatar Real Estate Development QSC(a)	338,864	639,305
National Leasing	206,370	530,406
United Development Co. QSC	306,391	1,164,459

		6,466,598
Wireless Telecommunication Services — 2.5%
Vodafone Qatar QSC(a)	547,177	1,367,438

Total Common Stocks — 100.0% (Cost: $49,743,080)		55,241,582

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	25,912	25,912

Total Short-Term Investments — 0.0% (Cost: $25,912)		25,912

Total Investments in Securities — 100.0% (Cost: $49,768,992)		55,267,494

Other Assets, Less Liabilities — (0.0)%		(14,088)

Net Assets — 100.0%		$55,253,406

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss	)(a)	(Depreciation	)

BlackRock Cash Funds: Treasury, SL Agency Shares	71,070	(45,158)	25,912	$25,912	$1,959	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Qatar ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$55,241,582	$—	$55,241,582
Money Market Funds	25,912	—	—	25,912

	$25,912	$55,241,582	$—	$55,267,494

The Fund had transfers from Level 1 to Level 2 during the six months ended February 28, 2018 in the amount of $49,404,032 (the value of the securities as of the beginning of the period), resulting from the temporary use of an offshore spot rate to translate Qatari riyal into U.S. dollars.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments	iShares® MSCI Saudi Arabia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 39.2%
Al Rajhi Bank	1,336,347	$30,322,125
Alinma Bank	1,242,533	7,189,166
Arab National Bank	593,936	5,265,530
Bank AlBilad	502,487	3,429,854
Bank Al-Jazira	690,520	2,695,431
Banque Saudi Fransi	613,569	5,145,113
National Commercial Bank	2,015,556	23,753,519
Riyad Bank	2,024,784	8,691,914
Samba Financial Group	1,437,058	10,996,818
Saudi British Bank (The)	384,815	3,406,441

		100,895,911
Building Products — 0.1%
Saudi Ceramic Co.(a)	63,413	308,738

Chemicals — 27.5%
Advanced Petrochemical Co.	166,149	2,414,377
Alujain Corp.(a)	65,207	556,359
National Industrialization Co.(a)	561,165	3,148,090
Sahara Petrochemical Co.	373,972	1,784,855
Saudi Arabian Fertilizer Co.	277,442	5,030,278
Saudi Basic Industries Corp.	1,237,098	41,560,951
Saudi Industrial Investment Group	378,791	2,706,732
Saudi International Petrochemical Co.	312,914	1,735,398
Saudi Kayan Petrochemical Co.(a)	1,100,536	5,217,312
Yanbu National Petrochemical Co.	344,924	6,594,068

		70,748,420
Commercial Services & Supplies — 0.7%
Saudi Airlines Catering Co.	70,159	1,726,617

Construction Materials — 2.8%
Arabian Cement Co./Saudi Arabia	93,780	547,602
City Cement Co.	181,075	481,354
Eastern Province Cement Co.	82,523	477,470
Najran Cement Co.(a)	171,509	367,666
Northern Region Cement Co.(a)	176,855	424,395
Qassim Cement Co. (The)	81,434	752,350
Saudi Cement Co.	132,026	1,476,734
Southern Province Cement Co.	112,917	1,043,214
Yamama Cement Co.(a)	184,097	720,582
Yanbu Cement Co.	140,565	842,528

		7,133,895
Diversified Financial Services — 0.1%
Aseer Trading Tourism & Manufacturing Co.(a)	128,380	361,470

Diversified Telecommunication Services — 4.7%
Saudi Telecom Co.	546,229	12,015,436

Electric Utilities — 2.6%
Saudi Electricity Co.	1,409,370	6,786,621

Food & Staples Retailing — 0.6%
Abdullah Al Othaim Markets Co.	77,364	1,445,998

Food Products — 5.0%
Almarai Co. JSC	525,905	7,431,800
Halwani Brothers Co.	24,280	328,869
National Agriculture Development Co. (The)(a)	77,500	678,810
Saudia Dairy & Foodstuff Co.	29,471	691,494

Security	Shares	Value

Food Products (continued)
Savola Group (The)	446,594	$3,667,536

		12,798,509
Gas Utilities — 0.2%
National Gas & Industrialization Co.	71,580	499,085

Health Care Providers & Services — 2.1%
Al Hammadi Co. for Development and Investment	107,545	844,474
Dallah Healthcare Holding Co.	45,291	890,000
Middle East Healthcare Co.	60,250	666,678
Mouwasat Medical Services Co.	84,980	1,921,425
National Medical Care Co.	42,040	558,777
Saudi Chemical Co.	59,711	530,163

		5,411,517
Hotels, Restaurants & Leisure — 0.9%
Abdul Mohsen Al-Hokair Tourism and Development Co.(a)	57,720	322,573
Al Tayyar Travel Group Holding Co.	182,931	1,170,603
Dur Hospitality Co.	72,563	386,564
Herfy Food Services Co.	43,707	511,595

		2,391,335
Insurance — 1.4%
Al Rahjhi Co.(a)	34,545	534,225
Bupa Arabia for Cooperative Insurance Co.	61,463	1,566,688
Co for Cooperative Insurance (The)(a)	107,295	1,476,182

		3,577,095
Media — 0.7%
Saudi Research & Marketing Group(a)	62,879	1,703,375

Metals & Mining — 4.2%
Al Yamamah Steel Industries	49,033	229,575
Saudi Arabian Mining Co.(a)	689,477	10,110,981
Zamil Industrial Investment Co.	61,604	346,250

		10,686,806
Oil, Gas & Consumable Fuels — 1.0%
Rabigh Refining & Petrochemical Co.	377,289	2,464,626

Pharmaceuticals — 0.3%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	107,062	890,637

Real Estate Management & Development — 2.1%
Arriyadh Development Co.	124,707	565,263
Dar Al Arkan Real Estate Development Co.	911,466	2,427,822
Emaar Economic City(a)	723,213	1,826,110
Saudi Real Estate Co.	178,668	665,986

		5,485,181
Road & Rail — 0.4%
Saudi Public Transport Co.	121,738	469,359
United International Transportation Co.	67,529	547,362

		1,016,721
Specialty Retail — 1.8%
Jarir Marketing Co.	75,264	3,772,732
Saudi Co. For Hardware CJSC	17,375	356,719
United Electronics Co.	32,885	502,416

		4,631,867
Wireless Telecommunication Services — 1.5%
Etihad Etisalat Co.(a)	645,568	3,146,509

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Saudi Arabia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Mobile Telecommunications Co.(a)	481,878	$781,181

		3,927,690

Total Common Stocks — 99.9% (Cost: $249,571,120)		256,907,550

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	940,172	940,172

Total Short-Term Investments — 0.4% (Cost: $940,172)		940,172

Total Investments in Securities — 100.3% (Cost: $250,511,292)		257,847,722

Other Assets, Less Liabilities — (0.3)%		(748,983)

Net Assets — 100.0%		$257,098,739

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	4,706	935,466	940,172	$940,172	$3,002	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$256,907,550	$—	$—	$256,907,550
Money Market Funds	940,172	—	—	940,172

	$257,847,722	$—	$—	$257,847,722

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments	iShares® MSCI UAE ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.2%
Air Arabia PJSC	3,149,121	$865,909

Banks — 23.9%
Abu Dhabi Commercial Bank PJSC	916,830	1,772,183
Ajman Bank PJSC	2,009,959	518,748
Dubai Islamic Bank PJSC	1,245,108	1,735,555
First Abu Dhabi Bank PJSC	1,005,738	4,052,359
Union National Bank PJSC	1,271,153	1,266,602

		9,345,447
Building Products — 1.0%
National Central Cooling Co. PJSC	847,128	380,535

Capital Markets — 2.0%
Dubai Financial Market PJSC	2,989,051	773,069

Construction & Engineering — 4.4%
Arabtec Holding PJSC	1,201,530	621,512
Drake & Scull International PJSC(a)	3,096,872	370,969
Orascom Construction Ltd.	92,264	719,659

		1,712,140
Diversified Financial Services — 5.9%
Al Waha Capital PJSC	1,470,066	740,406
Amanat Holdings PJSC	2,196,898	735,659
Gulf General Investment Co.(a)	5,286,819	381,418
SHUAA Capital PSC(a)	1,614,217	448,253

		2,305,736
Diversified Telecommunication Services — 15.5%
Emirates Telecommunications Group Co. PJSC	1,306,949	6,031,005

Energy Equipment & Services — 1.3%
Lamprell PLC(a)	580,012	505,093

Food Products — 1.3%
Agthia Group PJSC	391,000	518,402

Health Care Providers & Services — 9.7%
NMC Health PLC	73,855	3,766,765

Hotels, Restaurants & Leisure — 1.5%
DXB Entertainments PJSC(a)	6,222,706	586,161

Security	Shares	Value

Industrial Conglomerates — 3.3%
Dubai Investments PJSC	2,381,122	$1,290,019

Oil, Gas & Consumable Fuels — 2.6%
Dana Gas PJSC	3,402,015	1,028,065

Real Estate Management & Development — 19.6%
Aldar Properties PJSC	3,309,164	1,738,749
DAMAC Properties Dubai Co. PJSC	2,113,388	1,208,258
Deyaar Development PJSC(a)	390,828	42,561
Emaar Development PJSC(a)	164,903	237,490
Emaar Malls PJSC	341,619	186,009
Emaar Properties PJSC	2,429,919	3,314,293
Eshraq Properties Co. PJSC(a)	2,812,719	436,478
RAK Properties PJSC	2,884,604	486,899

		7,650,737
Thrifts & Mortgage Finance — 1.1%
Amlak Finance PJSC(a)	2,394,911	430,323

Transportation Infrastructure — 4.6%
DP World Ltd.	83,184	1,780,138

Total Common Stocks — 99.9% (Cost: $39,340,558)		38,969,544

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	120,744	120,744

Total Short-Term Investments — 0.3% (Cost: $120,744)		120,744

Total Investments in Securities — 100.2% (Cost: $39,461,302)		39,090,288

Other Assets, Less Liabilities — (0.2)%		(72,206)

Net Assets — 100.0%		$39,018,082

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity		Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	$—	$600	(c)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	46,566	74,178		120,744	120,744	1,348		—		—

					$120,744	$1,948		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI UAE ETF
August 31, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$38,969,544	$—	$—	$38,969,544
Money Market Funds	120,744	—	—	120,744

	$39,090,288	$—	$—	$39,090,288

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Statements of Assets and Liabilities
August 31, 2018

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$22,355,301	$48,542,930	$3,432,984,046	$25,939,197
Affiliated(c)	335,492	30,183	493,967,746	4,029,368
Cash	151	—	—	—
Cash pledged:
Futures contracts(d)	—	—	680,038	—
Foreign currency, at value(e)	12,823	49,692	6,543,633	6,956
Receivables:
Investments sold	1,564,401	—	55,859,309	1,105,417
Securities lending income — Affiliated	108	—	276,714	17,492
Dividends	30	103,768	3,703,194	33,761

Total assets	24,268,306	48,726,573	3,994,014,680	31,132,191

LIABILITIES
Collateral on securities loaned, at value	309,559	—	490,226,770	4,007,870
Payables:
Investments purchased	1,742,965	19,639	57,800,648	1,136,009
Variation margin on futures contracts	—	—	120,421	—
Investment advisory fees	12,443	27,818	1,723,726	11,420

Total liabilities	2,064,967	47,457	549,871,565	5,155,299

NET ASSETS	$22,203,339	$48,679,116	$3,444,143,115	$25,976,892

NET ASSETS CONSIST OF:
Paid-in capital	$32,105,187	$88,831,405	$3,309,676,760	$34,106,789
Undistributed (distributions in excess of) net investment income	(8,920)	(1,661,220)	27,290,179	(8,328)
Accumulated net realized loss	(1,284,276)	(45,768,911)	(312,868,018)	(2,873,785)
Net unrealized appreciation (depreciation)	(8,608,652)	7,277,842	420,044,194	(5,247,784)

NET ASSETS	$22,203,339	$48,679,116	$3,444,143,115	$25,976,892

Shares outstanding	1,000,000	4,100,000	56,600,000	550,000

Net asset value	$22.20	$11.87	$60.85	$47.23

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$319,585	$—	$477,867,216	$3,542,035
(b) Investments, at cost — Unaffiliated	$30,963,994	$41,253,422	$3,012,886,371	$31,188,101
(c) Investments, at cost — Affiliated	$335,430	$30,183	$493,872,400	$4,028,247
(d) Cash collateral pledged, at cost	$—	$—	$679,964	$—
(e) Foreign currency, at cost	$12,844	$49,181	$6,567,046	$6,964

See notes to financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)
August 31, 2018

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$413,796,139	$163,355,350	$171,694,385	$263,509,059
Affiliated(c)	375,511	163,488	83,914	2,114,413
Foreign currency, at value(d)	62,798	107,977	109,095	778,204
Receivables:
Investments sold	7,695,040	5,792,186	—	4,348,193
Securities lending income — Affiliated	—	—	—	2,361
Capital shares sold	116,153	—	4,116	—
Securities related to in-kind transactions	223,995	—	—	—
Dividends	443	45,073	204,868	55,295

Total assets	422,270,079	169,464,074	172,096,378	270,807,525

LIABILITIES
Collateral on securities loaned, at value	—	—	—	1,978,272
Payables:
Investments purchased	7,313,346	4,659,856	—	4,933,692
Investment advisory fees	198,672	87,404	83,468	137,097
Foreign taxes	—	198	—	—

Total liabilities	7,512,018	4,747,458	83,468	7,049,061

NET ASSETS	$414,758,061	$164,716,616	$172,012,910	$263,758,464

NET ASSETS CONSIST OF:
Paid-in capital	$607,608,899	$302,404,222	$246,917,558	$364,756,332
Undistributed (distributions in excess of) net investment income	188,273	(98,441)	(19,508)	2,886,047
Accumulated net realized loss	(76,838,112)	(87,566,832)	(38,922,421)	(49,846,829)
Net unrealized depreciation	(116,200,999)	(50,022,333)	(35,962,719)	(54,037,086)

NET ASSETS	$414,758,061	$164,716,616	$172,012,910	$263,758,464

Shares outstanding	17,600,000	4,400,000	5,200,000	10,850,000

Net asset value	$23.57	$37.44	$33.08	$24.31

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$—	$1,863,790
(b) Investments, at cost — Unaffiliated	$529,995,762	$213,375,160	$207,656,933	$317,550,391
(c) Investments, at cost — Affiliated	$375,511	$163,488	$83,914	$2,114,120
(d) Foreign currency, at cost	$63,855	$108,191	$109,132	$774,707

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Assets and Liabilities (continued)
August 31, 2018

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$55,241,582	$256,907,550	$38,969,544
Affiliated(b)	25,912	940,172	120,744
Foreign currency, at value(c)	—	59,698	38,169
Receivables:
Investments sold	628,457	3,086,659	1,594,481
Securities lending income — Affiliated	—	—	445
Dividends	57	103,397	88

Total assets	55,896,008	261,097,476	40,723,471

LIABILITIES
Payables:
Investments purchased	615,002	3,832,414	1,685,536
Investment advisory fees	27,600	166,323	19,853

Total liabilities	642,602	3,998,737	1,705,389

NET ASSETS	$55,253,406	$257,098,739	$39,018,082

NET ASSETS CONSIST OF:
Paid-in capital	$70,961,101	$249,513,943	$61,028,586
Undistributed (distributions in excess of) net investment income	249,061	2,602,811	(333,709)
Accumulated net realized loss	(21,455,254)	(2,354,446)	(21,305,614)
Net unrealized appreciation (depreciation)	5,498,498	7,336,431	(371,181)

NET ASSETS	$55,253,406	$257,098,739	$39,018,082

Shares outstanding	3,100,000	8,650,000	2,500,000

Net asset value	$17.82	$29.72	$15.61

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — Unaffiliated	$49,743,080	$249,571,120	$39,340,558
(b) Investments, at cost — Affiliated	$25,912	$940,172	$120,744
(c) Foreign currency, at cost	$—	$59,694	$38,327

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
Year Ended August 31, 2018

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,197,432	$2,352,228	$72,458,976	$574,530
Dividends — Affiliated	1,256	1,065	33,582	511
Securities lending income — Affiliated — net	1,509	—	2,217,626	255,100
Foreign taxes withheld	(28,215)	(108,912)	(5,312,118)	(8,456)

Total investment income	1,171,982	2,244,381	69,398,066	821,685

EXPENSES
Investment advisory fees	246,023	422,060	18,972,503	138,653
Proxy fees	—	7	253	2

Total expenses	246,023	422,067	18,972,756	138,655

Net investment income	925,959	1,822,314	50,425,310	683,030

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(2,567,366)	2,874,247	(62,936,995)	2,043,650
Investments — Affiliated	143	—	(30,691)	160
In-kind redemptions — Unaffiliated	3,236,686	—	39,758,826	1,963,007
Futures contracts	—	—	(1,490,288)	—
Foreign currency transactions	(682)	(143,101)	(36,846)	(212)

Net realized gain (loss)	668,781	2,731,146	(24,735,994)	4,006,605

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(8,489,196)	(20,151,677)	(146,271,113)	(4,518,105)
Investments — Affiliated	62	—	38,409	(378)
Futures contracts	—	—	(153,272)	—
Foreign currency translations	(178)	(14,826)	(21,385)	47

Net change in unrealized appreciation (depreciation)	(8,489,312)	(20,166,503)	(146,407,361)	(4,518,436)

Net realized and unrealized loss	(7,820,531)	(17,435,357)	(171,143,355)	(511,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,894,572)	$(15,613,043)	$(120,718,045)	$171,199

(a) Net of foreign capital gain tax of	$(5,700)	$185,626	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations (continued)
Year Ended August 31, 2018

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,500,004	$6,490,125	$2,418,437	$6,036,578
Dividends — Affiliated	3,803	2,902	1,015	3,044
Securities lending income — Affiliated — net	—	—	—	72,526
Foreign taxes withheld	(1,916,777)	(199,325)	(719,873)	(898,056)
Foreign withholding tax claims	—	—	—	1,173,118

Total investment income	10,587,030	6,293,702	1,699,579	6,387,210

EXPENSES
Investment advisory fees	2,810,684	1,149,133	1,012,129	1,981,764
Professional fees	—	—	—	116,135
Proxy fees	58	23	21	32

Total expenses	2,810,742	1,149,156	1,012,150	2,097,931

Net investment income	7,776,288	5,144,546	687,429	4,289,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,855,781)	(7,342,083)	(6,400,452)	(5,231,722)
Investments — Affiliated	—	—	—	390
In-kind redemptions — Unaffiliated	13,833,224	11,113,061	2,587,616	29,819,719
Foreign currency transactions	(81,050)	(10,884)	(23,247)	49,909

Net realized gain (loss)	(4,103,607)	3,760,094	(3,836,083)	24,638,296

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(68,341,778)	(7,619,839)	(10,994,732)	(67,370,098)
Investments — Affiliated	—	—	—	(1,301)
Foreign currency translations	(856)	(2,814)	942	(875)

Net change in unrealized appreciation (depreciation)	(68,342,634)	(7,622,653)	(10,993,790)	(67,372,274)

Net realized and unrealized loss	(72,446,241)	(3,862,559)	(14,829,873)	(42,733,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(64,669,953)	$1,281,987	$(14,142,444)	$(38,444,699)

See notes to financial statements.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)
Year Ended August 31, 2018

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,450,282	$6,144,150	$2,025,439
Dividends — Affiliated	1,959	3,002	1,348
Securities lending income — Affiliated — net	—	—	600
Foreign taxes withheld	—	(230,713)	—

Total investment income	2,452,241	5,916,439	2,027,387

EXPENSES
Investment advisory fees	309,718	867,100	251,356
Proxy fees	5	1	5

Total expenses	309,723	867,101	251,361

Net investment income	2,142,518	5,049,338	1,776,026

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,270,694)	(2,082,138)	(2,053,301)
In-kind redemptions — Unaffiliated	—	—	468,356
Foreign currency transactions	316,825	(34,563)	(6,594)

Net realized loss	(6,953,869)	(2,116,701)	(1,591,539)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	12,274,715	6,703,057	(3,476,344)
Foreign currency translations	(267)	1	(156)

Net change in unrealized appreciation (depreciation)	12,274,448	6,703,058	(3,476,500)

Net realized and unrealized gain (loss)	5,320,579	4,586,357	(5,068,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,463,097	$9,635,695	$(3,292,013)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets

	iShares MSCI Argentina and Global Exposure ETF		iShares MSCI Brazil Small-Cap ETF
		Period From
	Year Ended	04/25/17 (a)	Year Ended	Year Ended
	08/31/18	to 08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$925,959	$14,080	$1,822,314	$1,425,731
Net realized gain (loss)	668,781	124,641	2,731,146	(2,172,827)
Net change in unrealized appreciation (depreciation)	(8,489,312)	(119,340)	(20,166,503)	18,264,062

Net increase (decrease) in net assets resulting from operations	(6,894,572)	19,381	(15,613,043)	17,516,966

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,034,545)	(6,820)	(3,340,505)	(1,601,858)

Decrease in net assets resulting from distributions to shareholders	(1,034,545)	(6,820)	(3,340,505)	(1,601,858)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,704,620	15,415,275	5,317,014	(3,686,523)

NET ASSETS
Total increase (decrease) in net assets	6,775,503	15,427,836	(13,636,534)	12,228,585
Beginning of year	15,427,836	—	62,315,650	50,087,065

End of year	$22,203,339	$15,427,836	$48,679,116	$62,315,650

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(8,920)	$425,301	$(1,661,220)	$(143,648)

(a)  Commencement of operations.

See notes to financial statements.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$50,425,310	$39,529,675	$683,030	$547,798
Net realized gain (loss)	(24,735,994)	95,349,842	4,006,605	(8,693)
Net change in unrealized appreciation (depreciation)	(146,407,361)	561,209,656	(4,518,436)	2,355,521

Net increase (decrease) in net assets resulting from operations	(120,718,045)	696,089,173	171,199	2,894,626

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(51,449,006)	(29,342,450)	(738,092)	(775,895)

Decrease in net assets resulting from distributions to shareholders	(51,449,006)	(29,342,450)	(738,092)	(775,895)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,022,062,880	(172,490,814)	4,718,949	—

NET ASSETS
Total increase in net assets	849,895,829	494,255,909	4,152,056	2,118,731
Beginning of year	2,594,247,286	2,099,991,377	21,824,836	19,706,105

End of year	$3,444,143,115	$2,594,247,286	$25,976,892	$21,824,836

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$27,290,179	$28,186,450	$(8,328)	$(5,085)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets (continued)

	iShares MSCI Indonesia ETF		iShares MSCI Peru ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,776,288	$6,447,082	$5,144,546	$2,879,571
Net realized gain (loss)	(4,103,607)	26,227,900	3,760,094	12,558,330
Net change in unrealized appreciation (depreciation)	(68,342,634)	(15,948,389)	(7,622,653)	12,198,581

Net increase (decrease) in net assets resulting from operations	(64,669,953)	16,726,593	1,281,987	27,636,482

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,486,688)	(6,469,991)	(5,225,025)	(3,701,557)

Decrease in net assets resulting from distributions to shareholders	(7,486,688)	(6,469,991)	(5,225,025)	(3,701,557)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,496,385)	(211,043,479)	(2,134,236)	(71,166,721)

NET ASSETS
Total decrease in net assets	(86,653,026)	(200,786,877)	(6,077,274)	(47,231,796)
Beginning of year	501,411,087	702,197,964	170,793,890	218,025,686

End of year	$414,758,061	$501,411,087	$164,716,616	$170,793,890

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$188,273	$(46,890)	$(98,441)	$(209,986)

See notes to financial statements.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Philippines ETF		iShares MSCI Poland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$687,429	$763,935	$4,289,279	$5,059,900
Net realized gain (loss)	(3,836,083)	(10,354,631)	24,638,296	558,728
Net change in unrealized appreciation (depreciation)	(10,993,790)	(13,321,244)	(67,372,274)	107,313,862

Net increase (decrease) in net assets resulting from operations	(14,142,444)	(22,911,940)	(38,444,699)	112,932,490

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(742,473)	(1,008,827)	(5,917,963)	(4,649,179)

Decrease in net assets resulting from distributions to shareholders	(742,473)	(1,008,827)	(5,917,963)	(4,649,179)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,653,010	(121,237,529)	(55,415,554)	75,515,976

NET ASSETS
Total increase (decrease) in net assets	(231,907)	(145,158,296)	(99,778,216)	183,799,287
Beginning of year	172,244,817	317,403,113	363,536,680	179,737,393

End of year	$172,012,910	$172,244,817	$263,758,464	$363,536,680

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(19,508)	$(17,537)	$2,886,047	$2,749,100

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets (continued)

	iShares MSCI Qatar ETF		iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,142,518	$1,398,476	$5,049,338	$307,335
Net realized loss	(6,953,869)	(5,212,857)	(2,116,701)	(106,386)
Net change in unrealized appreciation (depreciation)	12,274,448	(4,434,875)	6,703,058	1,176,934

Net increase (decrease) in net assets resulting from operations	7,463,097	(8,249,256)	9,635,695	1,377,883

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,211,558)	(1,458,378)	(2,600,597)	(169,819)

Decrease in net assets resulting from distributions to shareholders	(2,211,558)	(1,458,378)	(2,600,597)	(169,819)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	611,767	5,611,685	231,757,266	12,793,748

NET ASSETS
Total increase (decrease) in net assets	5,863,306	(4,095,949)	238,792,364	14,001,812
Beginning of year	49,390,100	53,486,049	18,306,375	4,304,563

End of year	$55,253,406	$49,390,100	$257,098,739	$18,306,375

Undistributed net investment income included in net assets at end of year	$249,061	$1,276	$2,602,811	$188,633

See notes to financial statements.

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI UAE ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,776,026	$1,279,728
Net realized loss	(1,591,539)	(2,334,985)
Net change in unrealized appreciation (depreciation)	(3,476,500)	4,117,334

Net increase (decrease) in net assets resulting from operations	(3,292,013)	3,062,077

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,907,835)	(1,550,737)

Decrease in net assets resulting from distributions to shareholders	(1,907,835)	(1,550,737)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,445,277)	6,995,970

NET ASSETS
Total increase (decrease) in net assets	(10,645,125)	8,507,310
Beginning of year	49,663,207	41,155,897

End of year	$39,018,082	$49,663,207

Distributions in excess of net investment income included in net assets at end of year	$(333,709)	$(240,907)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Argentina and Global Exposure ETF
	Year Ended 08/31/18	Period From 04/25/17 to 08/31/17	(a)

Net asset value, beginning of period	$25.71	$25.23

Net investment income(b)	0.63	0.03
Net realized and unrealized gain (loss)(c)	(3.61)	0.46

Net increase (decrease) from investment operations	(2.98)	0.49

Distributions(d)
From net investment income	(0.53)	(0.01)

Total distributions	(0.53)	(0.01)

Net asset value, end of period	$22.20	$25.71

Total Return
Based on net asset value	(12.00)%	2.00	%(e)

Ratios to Average Net Assets
Total expenses	0.59%	0.59	%(f)

Net investment income	2.22%	0.34	%(f)

Supplemental Data
Net assets, end of period (000)	$22,203	$15,428

Portfolio turnover rate(g)	42%	17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$16.19		$11.51		$8.12		$21.00		$19.78

Net investment income(a)	0.40		0.36		0.24		0.37		0.47
Net realized and unrealized gain (loss)(b)	(4.01)		4.74		3.35		(12.85)		1.13

Net increase (decrease) from investment operations	(3.61)		5.10		3.59		(12.48)		1.60

Distributions(c)
From net investment income	(0.71)		(0.42)		(0.20)		(0.40)		(0.38)
Return of capital	—		—		—		(0.00	)(d)	—

Total distributions	(0.71)		(0.42)		(0.20)		(0.40)		(0.38)

Net asset value, end of year	$11.87		$16.19		$11.51		$8.12		$21.00

Total Return
Based on net asset value	(22.95)%		45.92%		45.17%		(60.01)%		8.18%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.63%		0.62%		0.62%

Net investment income	2.55%		2.76%		2.77%		2.87%		2.36%

Supplemental Data
Net assets, end of year (000)	$48,679		$62,316		$50,087		$27,189		$40,951

Portfolio turnover rate(e)	67	%(f)	58	%(f)	38	%(f)	172	%(f)	40	%(f)

(a) Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	25%		26%		28%		39%		35%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI China ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$62.06	$46.87	$44.49	$50.34	$43.90

Net investment income(a)	1.05	0.86	0.97	1.41	1.15
Net realized and unrealized gain (loss)(b)	(1.10)	14.94	2.34	(6.21)	6.24

Net increase (decrease) from investment operations	(0.05)	15.80	3.31	(4.80)	7.39

Distributions(c)
From net investment income	(1.16)	(0.61)	(0.93)	(1.05)	(0.95)

Total distributions	(1.16)	(0.61)	(0.93)	(1.05)	(0.95)

Net asset value, end of year	$60.85	$62.06	$46.87	$44.49	$50.34

Total Return
Based on net asset value	(0.22)%	34.13%	7.63%	(9.86)%	17.03%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	1.57%	1.70%	2.24%	2.65%	2.48%

Supplemental Data
Net assets, end of year (000)	$3,444,143	$2,594,247	$2,099,991	$1,815,303	$1,132,558

Portfolio turnover rate(d)	14%	6%	27%	14%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$48.50	$43.79	$41.08	$48.30	$41.98

Net investment income(a)	1.51	1.22	1.25	1.24	1.09
Net realized and unrealized gain (loss)(b)	(1.14)	5.21	2.99	(7.18)	6.55

Net increase (decrease) from investment operations	0.37	6.43	4.24	(5.94)	7.64

Distributions(c)
From net investment income	(1.64)	(1.72)	(1.53)	(1.28)	(1.32)

Total distributions	(1.64)	(1.72)	(1.53)	(1.28)	(1.32)

Net asset value, end of year	$47.23	$48.50	$43.79	$41.08	$48.30

Total Return
Based on net asset value	0.58%	15.29%	10.50%	(12.94)%	18.46%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	2.91%	2.72%	2.95%	2.44%	2.38%

Supplemental Data
Net assets, end of year (000)	$25,977	$21,825	$19,706	$24,646	$33,808

Portfolio turnover rate(d)	63%	26%	31%	35%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/16	08/31/15	08/31/14

Net asset value, beginning of year	$26.89	$25.82	$20.18	$28.54	$24.78

Net investment income(a)	0.43	0.31	0.34	0.31	0.37
Net realized and unrealized gain (loss)(b)	(3.27)	1.11	5.59	(8.29)	3.75

Net increase (decrease) from investment operations	(2.84)	1.42	5.93	(7.98)	4.12

Distributions(c)
From net investment income	(0.48)	(0.35)	(0.27)	(0.38)	(0.36)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.48)	(0.35)	(0.29)	(0.38)	(0.36)

Net asset value, end of year	$23.57	$26.89	$25.82	$20.18	$28.54

Total Return
Based on net asset value	(10.67)%	5.53%	29.59%	(28.13)%	16.79%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.63%	0.62%	0.62%

Net investment income	1.63%	1.22%	1.47%	1.16%	1.41%

Supplemental Data
Net assets, end of year (000)	$414,758	$501,411	$702,198	$268,381	$576,411

Portfolio turnover rate(d)	7%	6%	5%	4%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Peru ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$37.54	$32.79	$23.09	$36.60	$33.90

Net investment income(a)	1.09	0.46	0.33	0.36	0.45
Net realized and unrealized gain (loss)(b)	(0.06)	4.99	9.73	(13.48)	2.73

Net increase (decrease) from investment operations	1.03	5.45	10.06	(13.12)	3.18

Distributions(c)
From net investment income	(1.13)	(0.70)	(0.36)	(0.39)	(0.48)

Total distributions	(1.13)	(0.70)	(0.36)	(0.39)	(0.48)

Net asset value, end of year	$37.44	$37.54	$32.79	$23.09	$36.60

Total Return
Based on net asset value	2.60%	16.89%	44.13%	(36.15)%	9.50%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.63%	0.62%	0.62%

Total expenses after fees waived	0.59%	0.62%	0.63%	0.61%	0.51%

Net investment income	2.65%	1.37%	1.23%	1.15%	1.33%

Supplemental Data
Net assets, end of year (000)	$164,717	$170,794	$218,026	$131,595	$252,539

Portfolio turnover rate(d)	11%	13%	22%	21%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$35.88	$39.19	$35.50	$38.19	$31.93

Net investment income(a)	0.14	0.15	0.21	0.34	0.35
Net realized and unrealized gain (loss)(b)	(2.79)	(3.26)	3.74	(2.70)	6.22

Net increase (decrease) from investment operations	(2.65)	(3.11)	3.95	(2.36)	6.57

Distributions(c)
From net investment income	(0.15)	(0.20)	(0.26)	(0.33)	(0.31)

Total distributions	(0.15)	(0.20)	(0.26)	(0.33)	(0.31)

Net asset value, end of year	$33.08	$35.88	$39.19	$35.50	$38.19

Total Return
Based on net asset value	(7.40)%	(7.87)%	11.19%	(6.21)%	20.53	%(d)

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	0.40%	0.42%	0.58%	0.85%	1.02%

Supplemental Data
Net assets, end of year (000)	$172,013	$172,245	$317,403	$266,273	$351,313

Portfolio turnover rate(e)	8%	7%	10%	12%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 20.63%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Poland ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$27.33		$18.06		$21.63	$28.02	$27.12

Net investment income(a)	0.33	(b)	0.45	(b)	0.42	0.65	0.84
Net realized and unrealized gain (loss)(c)	(2.90)		9.25		(3.70)	(6.25)	1.04

Net increase (decrease) from investment operations	(2.57)		9.70		(3.28)	(5.60)	1.88

Distributions(d)
From net investment income	(0.45)		(0.43)		(0.29)	(0.79)	(0.98)

Total distributions	(0.45)		(0.43)		(0.29)	(0.79)	(0.98)

Net asset value, end of year	$24.31		$27.33		$18.06	$21.63	$28.02

Total Return
Based on net asset value	(9.53	)%(b)	54.79	%(b)	(15.17)%	(20.31)%	6.82%

Ratios to Average Net Assets
Total expenses	0.63%		0.63%		0.64%	0.62%	0.62%

Total expenses excluding professional fees for foreign withholding tax claims	0.59%		0.62%		N/A	N/A	N/A

Net investment income	1.28	%(b)	2.07	%(b)	2.24%	2.60%	2.83%

Supplemental Data
Net assets, end of year (000)	$263,758		$363,537		$179,737	$193,567	$297,056

Portfolio turnover rate(e)	7%		6%		10%	17%	10%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2018 and August 31, 2017 respectively:

•	Net investment income per share by $0.08 and $0.03, respectively.
•	Total return by 0.41% and 0.11%, respectively.
•	Ratio of net investment income to average net assets by 0.32% and 0.14%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Qatar ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Period From 08/01/15 to 08/31/15	(a)	Year Ended 07/31/15		Period From 04/29/14 to 07/31/14	(b)

Net asset value, beginning of period	$16.19		$20.18		$21.43		$22.14		$24.73		$24.26

Net investment income (loss)(c)	0.66		0.57		0.67		(0.01)		0.70		(0.02)
Net realized and unrealized gain (loss)(d)	1.71		(3.90)		(1.24)		(0.70)		(2.44)		0.49

Net increase (decrease) from investment operations	2.37		(3.33)		(0.57)		(0.71)		(1.74)		0.47

Distributions(e)
From net investment income	(0.74)		(0.66)		(0.66)		—		(0.85)		—
From net realized gain	—		—		(0.02)		—		—		—

Total distributions	(0.74)		(0.66)		(0.68)		—		(0.85)		—

Net asset value, end of period	$17.82		$16.19		$20.18		$21.43		$22.14		$24.73

Total Return
Based on net asset value	14.96%		(16.52)%		(2.32)%		(3.21	)%(f)	(7.10)%		1.94	%(f)

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.64%		0.63	%(g)	0.62%		0.61	%(g)

Net investment income (loss)	4.09%		3.05%		3.44%		(0.63	)%(g)	2.94%		(0.34	)%(g)

Supplemental Data
Net assets, end of period (000)	$55,253		$49,390		$53,486		$45,000		$47,590		$35,853

Portfolio turnover rate(h)	58	%(i)	47	%(i)	29	%(i)	5	%(f)(i)	85	%(i)	11	%(f)(i)

(a)	The Fund’s fiscal year-end was changed from July 31 to August 31.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(i) Portfolio turnover rate excluding cash creations was as follows:	22%		20%		12%		2%		37%		0%

See notes to financial statements.

78	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Period From 09/16/15 to 08/31/16	(a)

Net asset value, beginning of period	$26.15		$21.52		$24.92

Net investment income(b)	1.28		0.91		0.81
Net realized and unrealized gain (loss)(c)	2.92		4.24		(3.69)

Net increase (decrease) from investment operations	4.20		5.15		(2.88)

Distributions(d)
From net investment income	(0.63)		(0.52)		(0.52)

Total distributions	(0.63)		(0.52)		(0.52)

Net asset value, end of period	$29.72		$26.15		$21.52

Total Return
Based on net asset value	16.23%		24.06%		(11.64	)%(e)

Ratios to Average Net Assets
Total expenses	0.74%		0.74%		0.74	%(f)

Net investment income	4.31%		3.68%		3.71	%(f)

Supplemental Data
Net assets, end of period (000)	$257,099		$18,306		$4,305

Portfolio turnover rate(g)	20	%(h)	21	%(h)	17	%(e)(h)

(a) Commencement of operations.
(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(h) Portfolio turnover rate excluding cash creations was as follows:	10%		21%		17%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI UAE ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Period From 08/01/15 to 08/31/15	(a)	Year Ended 07/31/15	Period From 04/29/14 to 07/31/14	(b)

Net asset value, beginning of period	$17.74	$17.15	$18.34		$20.46		$24.00	$25.04

Net investment income (loss)(c)	0.70	0.50	0.68	(d)	(0.01)		1.01	0.01
Net realized and unrealized gain (loss)(e)	(2.04)	0.72	(1.19)		(2.11)		(3.56)	(1.01)

Net increase (decrease) from investment operations	(1.34)	1.22	(0.51)		(2.12)		(2.55)	(1.00)

Distributions(f)
From net investment income	(0.79)	(0.63)	(0.68)		—		(0.99)	(0.04)

Total distributions	(0.79)	(0.63)	(0.68)		—		(0.99)	(0.04)

Net asset value, end of period	$15.61	$17.74	$17.15		$18.34		$20.46	$24.00

Total Return
Based on net asset value	(7.55)%	7.33%	(2.66)%		(10.36	)%(g)	(10.33)%	(4.00	)%(g)

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%		0.63	%(h)	0.62%	0.62	%(h)

Net investment income (loss)	4.18%	2.94%	4.09	%(d)	(0.76	)%(h)	4.81%	0.19	%(h)

Supplemental Data
Net assets, end of period (000)	$39,018	$49,663	$41,156		$31,172		$33,756	$51,610

Portfolio turnover rate(i)	33%	33%	55%		1	%(g)	72%	22	%(g)

(a)	The Fund’s fiscal year-end was changed from July 31 to August 31.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Includes a special distribution from Mediclinic International PLC. Excluding such special distribution, the net investment income would have been $0.52 per share and 3.11% of average net assets.
(e)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Argentina and Global Exposure	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru(a)	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland(b)	Non-diversified
MSCI Qatar(c)	Non-diversified
MSCI Saudi Arabia(d)	Non-diversified
MSCI UAE(e)	Non-diversified

(a)	Formerly the iShares MSCI All Peru Capped ETF.
(b)	Formerly the iShares MSCI Poland Capped ETF.
(c)	Formerly the iShares MSCI Qatar Capped ETF.
(d)	Formerly the iShares MSCI Saudi Arabia Capped ETF.
(e)	Formerly the iShares MSCI UAE Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

82	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Argentina and Global Exposure
Merrill Lynch, Pierce, Fenner & Smith	$157,385	$142,778		$—	$(14,607	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	162,200	162,200		—	—

	$319,585	$304,978		$—	$(14,607)

MSCI China
Barclays Bank PLC	$5,466,346	$5,466,346		$—	$—
Barclays Capital Inc.	11,065	11,065		—	—
Citigroup Global Markets Inc.	27,986,614	27,986,614		—	—
Credit Suisse Securities (USA) LLC	4,173,973	4,173,973		—	—
Goldman Sachs & Co.	32,787,580	32,787,580		—	—
HSBC Bank PLC	2,838,567	2,838,567		—	—
Jefferies LLC	2,229,704	2,229,704		—	—
JPMorgan Securities LLC	375,890,906	375,890,906		—	—
Macquarie Bank Limited	3,694,861	3,694,861		—	—
Morgan Stanley & Co. LLC	20,703,757	20,703,757		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	883,201	883,201		—	—
Nomura Securities International Inc.	200,028	200,028		—	—
Scotia Capital (USA) Inc.	691,450	679,448		—	(12,002	)(b)
State Street Bank & Trust Company	8,279	8,279		—	—
Wells Fargo Securities LLC	300,885	297,434		—	(3,451	)(b)

	$477,867,216	$477,851,763		$—	$(15,453)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI China Small-Cap
Barclays Capital Inc.	$213,805	$213,805		$—	$—
Citigroup Global Markets Inc.	130,760	130,760		—	—
Credit Suisse Securities (USA) LLC	428,395	428,395		—	—
Deutsche Bank Securities Inc.	170,666	170,666		—	—
Goldman Sachs & Co.	627,347	627,347		—	—
HSBC Bank PLC	81,473	81,473		—	—
Jefferies LLC	99,701	99,701		—	—
JPMorgan Securities LLC	596,504	596,504		—	—
Merrill Lynch, Pierce, Fenner & Smith	185,263	185,263		—	—
Morgan Stanley & Co. LLC	519,791	519,791		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	49,883	49,883		—	—
Scotia Capital (USA) Inc.	82,650	82,650		—	—
SG Americas Securities LLC	143,310	143,310		—	—
State Street Bank & Trust Company	438	438		—	—
UBS AG	185,493	185,493		—	—
UBS Securities LLC	26,556	26,556		—	—

	$3,542,035	$3,542,035		$—	$—

MSCI Poland
Macquarie Bank Limited	$46,728	$46,728		$—	$—
Morgan Stanley & Co. LLC	1,314,420	1,314,420		—	—
UBS AG	502,642	502,642		—	—

	$1,863,790	$1,863,790		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Argentina and Global Exposure	0.59%
MSCI Saudi Arabia	0.74

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Argentina and Global Exposure	$526
MSCI China	652,168
MSCI China Small-Cap	58,346
MSCI Poland	16,319
MSCI UAE	122

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (continued)

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Argentina and Global Exposure	$1,798,239	$546,595
MSCI China	33,867,579	31,736,828
MSCI China Small-Cap	802,740	8,124,581
MSCI Poland	1,535,398	1,723,647

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Argentina and Global Exposure	$19,826,729	$17,178,190
MSCI Brazil Small-Cap	50,281,025	46,666,090
MSCI China	1,276,502,428	430,366,575
MSCI China Small-Cap	21,887,527	14,895,758
MSCI Indonesia	39,192,159	34,200,892
MSCI Peru	23,492,591	20,861,316
MSCI Philippines	14,415,913	14,179,058
MSCI Poland	27,874,015	24,302,821
MSCI Qatar	31,404,053	30,570,525
MSCI Saudi Arabia	258,052,561	24,060,082
MSCI UAE	13,874,875	19,068,368

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Argentina and Global Exposure	$68,660,309	$56,890,313
MSCI China	284,561,194	111,303,397
MSCI China Small-Cap	551,265	2,729,118
MSCI Indonesia	262,221,565	281,989,444
MSCI Peru	76,624,092	82,873,334
MSCI Philippines	66,251,040	51,540,109
MSCI Poland	93,330,944	153,771,265
MSCI UAE	277,109	686,403

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the

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Notes to Financial Statements (continued)

characterization of corporate actions, distributions paid in excess of taxable income, the characterization of expenses, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Argentina and Global Exposure	$1,796,182	$(325,635)	$(1,470,547)
MSCI Brazil Small-Cap	—	619	(619)
MSCI China	35,132,598	127,425	(35,260,023)
MSCI China Small-Cap	1,958,983	51,819	(2,010,802)
MSCI Indonesia	6,181,700	(54,437)	(6,127,263)
MSCI Peru	4,339,746	192,024	(4,531,770)
MSCI Philippines	(251,915)	53,073	198,842
MSCI Poland	19,774,448	1,765,631	(21,540,079)
MSCI Qatar	—	316,825	(316,825)
MSCI Saudi Arabia	—	(34,563)	34,563
MSCI UAE	464,114	39,007	(503,121)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17

MSCI Argentina and Global Exposure
Ordinary income	$1,034,545	$6,820

MSCI Brazil Small-Cap
Ordinary income	$3,340,505	$1,601,858

MSCI China
Ordinary income	$51,449,006	$29,342,450

MSCI China Small-Cap
Ordinary income	$738,092	$775,895

MSCI Indonesia
Ordinary income	$7,486,688	$6,469,991

MSCI Peru
Ordinary income	$5,225,025	$3,701,557

MSCI Philippines
Ordinary income	$742,473	$1,008,827

MSCI Poland
Ordinary income	$5,917,963	$4,649,179

MSCI Qatar
Ordinary income	$2,211,558	$1,458,378

MSCI Saudi Arabia
Ordinary income	$2,600,597	$169,819

MSCI UAE
Ordinary income	$1,907,835	$1,550,737

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses	(b)	Total
MSCI Argentina and Global Exposure	$—	$(1,174,389)	$(8,727,459)	$—		$(9,901,848)
MSCI Brazil Small-Cap	38,146	(38,942,178)	(1,248,257)	—		(40,152,289)
MSCI China	29,718,964	(220,580,428)	325,327,819	—		134,466,355
MSCI China Small-Cap	229,976	(2,353,397)	(6,006,476)	—		(8,129,897)
MSCI Indonesia	212,752	(72,062,023)	(121,001,567)	—		(192,850,838)
MSCI Peru	175,410	(79,199,299)	(58,663,717)	—		(137,687,606)
MSCI Philippines	—	(37,243,059)	(37,642,081)	(19,508)		(74,904,648)
MSCI Poland	2,887,358	(38,730,739)	(65,154,487)	—		(100,997,868)
MSCI Qatar	348,788	(12,783,521)	(3,272,962)	—		(15,707,695)
MSCI Saudi Arabia	2,602,811	(1,309,671)	6,291,656	—		7,584,796
MSCI UAE	195,401	(13,962,409)	(8,243,496)	—		(22,010,504)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Argentina and Global Exposure	$1,174,389	$—	$1,174,389
MSCI Brazil Small-Cap	38,942,178	—	38,942,178
MSCI China	220,580,428	—	220,580,428
MSCI China Small-Cap	2,353,397	—	2,353,397
MSCI Indonesia	72,041,694	20,329	72,062,023
MSCI Peru	78,718,275	481,024	79,199,299
MSCI Philippines	37,243,059	—	37,243,059
MSCI Poland	38,730,734	5	38,730,739
MSCI Qatar	12,783,521	—	12,783,521
MSCI Saudi Arabia	1,309,671	—	1,309,671
MSCI UAE	13,962,409	—	13,962,409

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Brazil Small-Cap	$2,597,573
MSCI China Small-Cap	2,093,406

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Argentina and Global Exposure	$31,418,231	$383,401	$(9,110,839)	$(8,727,438)
MSCI Brazil Small-Cap	49,809,704	11,224,965	(12,461,556)	(1,236,591)
MSCI China	3,601,476,144	662,787,095	(337,433,450)	325,353,645
MSCI China Small-Cap	35,975,040	1,326,238	(7,332,713)	(6,006,475)
MSCI Indonesia	535,171,841	9,456,716	(130,456,907)	(121,000,191)
MSCI Peru	222,180,032	11,113,757	(69,774,951)	(58,661,194)
MSCI Philippines	209,420,209	5,589,097	(43,231,007)	(37,641,910)
MSCI Poland	330,781,912	11,451,314	(76,609,754)	(65,158,440)
MSCI Qatar	58,540,452	7,551,778	(10,824,736)	(3,272,958)
MSCI Saudi Arabia	251,556,067	15,773,677	(9,482,022)	6,291,655
MSCI UAE	47,333,617	4,867,055	(13,110,384)	(8,243,329)

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof(“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount

MSCI Argentina and Global Exposure
Shares sold	2,600,000	$75,168,504	800,000	$20,526,410
Shares redeemed	(2,200,000)	(60,463,884)	(200,000)	(5,111,135)

Net increase	400,000	$14,704,620	600,000	$15,415,275

MSCI Brazil Small-Cap
Shares sold	2,050,000	$33,169,945	1,200,000	$16,706,722
Shares redeemed	(1,800,000)	(27,852,931)	(1,700,000)	(20,393,245)

Net increase (decrease)	250,000	$5,317,014	(500,000)	$(3,686,523)

MSCI China
Shares sold	16,600,000	$1,134,621,225	6,400,000	$312,129,183
Shares redeemed	(1,800,000)	(112,558,345)	(9,400,000)	(484,619,997)

Net increase (decrease)	14,800,000	$1,022,062,880	(3,000,000)	$(172,490,814)

MSCI China Small-Cap
Shares sold	150,000	$7,515,832	—	$—
Shares redeemed	(50,000)	(2,796,883)	—	—

Net increase	100,000	$4,718,949	—	$—

MSCI Indonesia
Shares sold	10,200,000	$269,845,147	6,150,000	$158,333,457
Shares redeemed	(11,250,000)	(284,341,532)	(14,700,000)	(369,376,936)

Net decrease	(1,050,000)	$(14,496,385)	(8,550,000)	$(211,043,479)

MSCI Peru
Shares sold	2,000,000	$82,950,331	1,050,000	$35,886,517
Shares redeemed	(2,150,000)	(85,084,567)	(3,150,000)	(107,053,238)

Net decrease	(150,000)	$(2,134,236)	(2,100,000)	$(71,166,721)

MSCI Philippines
Shares sold	1,900,000	$66,401,989	1,750,000	$60,308,205
Shares redeemed	(1,500,000)	(51,748,979)	(5,050,000)	(181,545,734)

Net increase (decrease)	400,000	$14,653,010	(3,300,000)	$(121,237,529)

MSCI Poland
Shares sold	3,800,000	$99,241,572	8,250,000	$170,932,433
Shares redeemed	(6,250,000)	(154,657,126)	(4,900,000)	(95,416,457)

Net increase (decrease)	(2,450,000)	$(55,415,554)	3,350,000	$75,515,976

MSCI Qatar
Shares sold	1,300,000	$20,609,864	1,150,000	$19,964,765
Shares redeemed	(1,250,000)	(19,998,097)	(750,000)	(14,353,080)

Net increase	50,000	$611,767	400,000	$5,611,685

MSCI Saudi Arabia
Shares sold	8,400,000	$244,345,759	500,000	$12,793,748
Shares redeemed	(450,000)	(12,588,493)	—	—

Net increase	7,950,000	$231,757,266	500,000	$12,793,748

MSCI UAE
Shares sold	350,000	$5,814,662	700,000	$11,974,524
Shares redeemed	(650,000)	(11,259,939)	(300,000)	(4,978,554)

Net increase (decrease)	(300,000)	$(5,445,277)	400,000	$6,995,970

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

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Notes to Financial Statements (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Argentina and Global Exposure ETF,

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF,

iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF,

iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF,

iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Argentina and Global Exposure ETF: statement of changes in net assets for the year ended August 31, 2018 and the period April 25, 2017 (commencement of operations) through August 31, 2017.

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF: statements of changes in net assets for each of the two years in the period ended August 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Argentina and Global Exposure	1.28%
MSCI Peru	12.77%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Argentina and Global Exposure	$673,531
MSCI China	53,084,641
MSCI China Small-Cap	109,157
MSCI Indonesia	12,413,092
MSCI Peru	2,844,106
MSCI Philippines	2,394,887
MSCI Poland	5,883,370
MSCI UAE	12,806

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Argentina and Global Exposure	$1,189,400	$22,334
MSCI Brazil Small-Cap	2,352,228	293,988
MSCI China	72,153,847	5,311,782
MSCI China Small-Cap	574,530	8,456
MSCI Indonesia	12,500,006	1,915,195
MSCI Peru	5,807,361	199,325
MSCI Philippines	2,418,438	719,873
MSCI Poland	6,036,616	—
MSCI Qatar	2,450,343	—
MSCI Saudi Arabia	6,144,151	230,712
MSCI UAE	2,025,439	—

I M P O R T A N T T A X I N F O R M A T I O N	93

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Argentina and Global Exposure ETF and iShares MSCI Saudi Arabia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that theAdvisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as theassets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively,the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Brazil Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	95

Board Review and Approval of Investment Advisory Contract (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar ETF and iShares MSCI UAE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide.

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At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Peru ETF and iShares MSCI Poland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based

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on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with

100	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	101

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI China	$1.161074	$—	$—	$1.161074	100%	—%	—%	100%
MSCI China Small-Cap	1.597119	—	0.043086	1.640205	97	—	3	100
MSCI Indonesia	0.476279	—	—	0.476279	100	—	—	100
MSCI Peru	1.130959	—	—	1.130959	100	—	—	100
MSCI Philippines	0.116194	—	0.031112	0.147306	79	—	21	100
MSCI Qatar	0.737047	—	—	0.737047	100	—	—	100
MSCI UAE	0.788652	—	—	0.788652	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

102	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI Argentina and Global Exposure ETF

Period Covered: April 27, 2017 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.34%
Greater than 2.5% and Less than 3.0%	2	0.67
Greater than 2.0% and Less than 2.5%	1	0.34
Greater than 1.5% and Less than 2.0%	5	1.68
Greater than 1.0% and Less than 1.5%	10	3.37
Greater than 0.5% and Less than 1.0%	31	10.44
Greater than 0.0% and Less than 0.5%	103	34.67
At NAV	4	1.35
Less than 0.0% and Greater than –0.5%	96	32.32
Less than –0.5% and Greater than –1.0%	25	8.42
Less than –1.0% and Greater than –1.5%	9	3.03
Less than –1.5% and Greater than –2.0%	8	2.69
Less than –2.0% and Greater than –2.5%	1	0.34
Less than –6.0%	1	0.34

	297	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.22%
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	40	2.89
Greater than 1.0% and Less than 1.5%	83	6.00
Greater than 0.5% and Less than 1.0%	197	14.23
Greater than 0.0% and Less than 0.5%	348	25.14
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	357	25.78
Less than –0.5% and Greater than –1.0%	215	15.54
Less than –1.0% and Greater than –1.5%	74	5.35
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	7	0.51

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	103

Supplemental Information (unaudited) (continued)

iShares MSCI China ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	15	1.08
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	76	5.49
Greater than 0.5% and Less than 1.0%	232	16.77
Greater than 0.0% and Less than 0.5%	401	28.98
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	345	24.94
Less than –0.5% and Greater than –1.0%	157	11.34
Less than –1.0% and Greater than –1.5%	67	4.84
Less than –1.5% and Greater than –2.0%	28	2.02
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,384	100.00%

iShares MSCI China Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	56	4.05
Greater than 0.5% and Less than 1.0%	139	10.04
Greater than 0.0% and Less than 0.5%	306	22.11
At NAV	3	0.22
Less than 0.0% and Greater than –0.5%	363	26.24
Less than –0.5% and Greater than –1.0%	259	18.71
Less than –1.0% and Greater than –1.5%	128	9.25
Less than –1.5% and Greater than –2.0%	42	3.03
Less than –2.0% and Greater than –2.5%	27	1.95
Less than –2.5% and Greater than –3.0%	13	0.94
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	9	0.65
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

104	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI Indonesia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	81	5.85
Greater than 0.5% and Less than 1.0%	241	17.41
Greater than 0.0% and Less than 0.5%	297	21.45
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	243	17.55
Less than –0.5% and Greater than –1.0%	181	13.08
Less than –1.0% and Greater than –1.5%	109	7.88
Less than –1.5% and Greater than –2.0%	61	4.41
Less than –2.0% and Greater than –2.5%	36	2.60
Less than –2.5% and Greater than –3.0%	16	1.16
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	8	0.58
Less than –4.0% and Greater than –4.5%	8	0.58
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	7	0.51

	1,384	100.00%

iShares MSCI Peru ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.14%
Greater than 1.0% and Less than 1.5%	33	2.38
Greater than 0.5% and Less than 1.0%	156	11.27
Greater than 0.0% and Less than 0.5%	317	22.90
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	379	27.39
Less than –0.5% and Greater than –1.0%	401	28.98
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –6.0%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	105

Supplemental Information (unaudited) (continued)

iShares MSCI Philippines ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	68	4.91
Greater than 0.5% and Less than 1.0%	186	13.44
Greater than 0.0% and Less than 0.5%	285	20.59
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	261	18.87
Less than –0.5% and Greater than –1.0%	240	17.34
Less than –1.0% and Greater than –1.5%	165	11.92
Less than –1.5% and Greater than –2.0%	65	4.70
Less than –2.0% and Greater than –2.5%	23	1.66
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –6.0%	2	0.14

	1,384	100.00%

iShares MSCI Poland ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	53	3.83
Greater than 0.5% and Less than 1.0%	230	16.62
Greater than 0.0% and Less than 0.5%	455	32.88
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	397	28.68
Less than –0.5% and Greater than –1.0%	154	11.13
Less than –1.0% and Greater than –1.5%	41	2.96
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

106	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI Qatar ETF

Period Covered: May 01, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	2	0.19%
Greater than 4.0% and Less than 4.5%	1	0.10
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	2	0.19
Greater than 2.0% and Less than 2.5%	15	1.43
Greater than 1.5% and Less than 2.0%	42	4.00
Greater than 1.0% and Less than 1.5%	106	10.10
Greater than 0.5% and Less than 1.0%	167	15.90
Greater than 0.0% and Less than 0.5%	201	19.14
At NAV	9	0.86
Less than 0.0% and Greater than –0.5%	204	19.42
Less than –0.5% and Greater than –1.0%	167	15.90
Less than –1.0% and Greater than –1.5%	88	8.38
Less than –1.5% and Greater than –2.0%	31	2.95
Less than –2.0% and Greater than –2.5%	6	0.57
Less than –2.5% and Greater than –3.0%	7	0.67
Less than –4.0% and Greater than –4.5%	1	0.10

	1,050	100.00%

iShares MSCI Saudi Arabia ETF

Period Covered: September 17, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.14%
Greater than 5.5% and Less than 6.0%	1	0.14
Greater than 4.5% and Less than 5.0%	2	0.28
Greater than 4.0% and Less than 4.5%	2	0.28
Greater than 3.5% and Less than 4.0%	6	0.85
Greater than 3.0% and Less than 3.5%	26	3.70
Greater than 2.5% and Less than 3.0%	47	6.70
Greater than 2.0% and Less than 2.5%	104	14.82
Greater than 1.5% and Less than 2.0%	138	19.67
Greater than 1.0% and Less than 1.5%	140	19.95
Greater than 0.5% and Less than 1.0%	80	11.40
Greater than 0.0% and Less than 0.5%	51	7.26
At NAV	1	0.14
Less than 0.0% and Greater than –0.5%	46	6.55
Less than –0.5% and Greater than –1.0%	39	5.56
Less than –1.0% and Greater than –1.5%	13	1.85
Less than –1.5% and Greater than –2.0%	4	0.57
Less than –2.5% and Greater than –3.0%	1	0.14

	702	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	107

Supplemental Information (unaudited) (continued)

iShares MSCI UAE ETF

Period Covered: May 01, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.10%
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	4	0.38
Greater than 2.0% and Less than 2.5%	4	0.38
Greater than 1.5% and Less than 2.0%	10	0.95
Greater than 1.0% and Less than 1.5%	46	4.38
Greater than 0.5% and Less than 1.0%	101	9.62
Greater than 0.0% and Less than 0.5%	164	15.61
At NAV	9	0.86
Less than 0.0% and Greater than –0.5%	247	23.52
Less than –0.5% and Greater than –1.0%	247	23.52
Less than –1.0% and Greater than –1.5%	144	13.71
Less than –1.5% and Greater than –2.0%	49	4.67
Less than –2.0% and Greater than –2.5%	17	1.62
Less than –2.5% and Greater than –3.0%	3	0.29
Less than –3.0% and Greater than –3.5%	2	0.19
Less than –3.5% and Greater than –4.0%	1	0.10

	1,050	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2017 was USD 271.1 thousand. This figure is comprised of fixed remuneration of USD 108.05 thousand and variable remuneration of USD 163.04 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 37.93 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 7.07 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2017 was USD 18.14 thousand. This figure is comprised of fixed remuneration of USD 7.23 thousand and variable remuneration of USD 10.91 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 2.54 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.47 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	109

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	111

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt
NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	113

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares MSCI Denmark ETF | EDEN | Cboe BZX

▶	iShares MSCI Finland ETF | EFNL | Cboe BZX

▶	iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

▶	iShares MSCI Ireland ETF | EIRL | NYSE Arca

▶	iShares MSCI New Zealand ETF | ENZL | NASDAQ

▶	iShares MSCI Norway ETF | ENOR | Cboe BZX

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) (formerly the iShares MSCI Denmark Capped ETF) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.58%	14.06%	17.19%	2.58%	93.08%	184.94%
Fund Market	2.05	13.96	17.13	2.05	92.20	184.08
Index	2.86	14.43	17.50	2.86	96.19	189.93

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.90	$ 2.67		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

The growth rate of Denmark’s economy slowed during the reporting period. Retail sales were muted, Denmark’s agriculture industry posted significant declines due to extreme drought conditions, and the country’s exports declined late in the reporting period as the U.S. implemented trade tariffs. On the upside, household consumption — which measures family expenditures on everyday needs like food, clothing, and housing — was solid, and employment data also remained robust as Denmark’s unemployment rate declined to its lowest level in more than nine years.

From a sector perspective, the healthcare sector, the largest sector weight in the Index on average during the reporting period, contributed the most to the Index’s performance. The majority of the sector’s contribution to the Index’s return was driven by the healthcare equipment and supplies industry, particularly medical supply companies with strong growth in earnings and market value. Rising profits for Denmark’s pharmaceutical companies also benefited the Index’s return, although sales growth was subdued by prospective U.S. legislation to lower prescription drug prices. The materials sector also contributed meaningfully to the Index’s return. Within the sector, specialty chemicals stocks rose on developmental advances in biofuels, plant health, and probiotics.

On the downside, the financials and consumer discretionary sectors were the largest detractors from the Index’s performance. In the financials sector, bank stocks declined the most in an environment of negative interest rates that decreased the banks’ net interest income. A major money laundering scandal was also unfavorable for the industry. The consumer discretionary sector’s decline was due in part to declining sales growth and slowing foot traffic in the consumer durables industry, most notably among beauty products retail companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care	40.3%
Industrials	23.1
Financials	12.6
Materials	8.0
Consumer Staples	7.0
Utilities	4.0
Consumer Discretionary	3.2
Information Technology	1.6
Energy	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Novo Nordisk A/S, Class B	22.4%
Danske Bank A/S	7.2
DSV A/S	5.8
Vestas Wind Systems A/S	4.5
Carlsberg A/S, Class B	4.5
Novozymes A/S, Class B	4.3
Coloplast A/S, Class B	4.2
Orsted A/S	4.0
Chr Hansen Holding A/S	3.6
Genmab A/S	3.5

(a) Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) (formerly the iShares MSCI Finland Capped ETF) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.08%	11.70%	11.33%	9.08%	73.91%	103.14%
Fund Market	8.37	11.52	11.24	8.37	72.48	102.05
Index	8.45	11.15	10.77	8.45	69.67	96.35

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,017.80	$ 2.70		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Finland’s economy expanded steadily during the reporting period. Productivity growth was a key economic driver, reaching a record high early in the reporting period and remaining well above its historical average thereafter. Export growth, which accounts for approximately one-third of Finland’s economy, was also robust by historical standards despite softening late in the reporting period amid escalating global trade tensions. In addition, the country’s unemployment rate declined to its lowest level since 2011, and wage growth rose sharply.

From a sector perspective, the materials sector made the largest contribution to the Index’s return. Within the sector, the majority of the gain was generated by the paper and forest products industry. Finnish companies comprise nearly 11% of the industry’s global export market, and their stock prices benefited from global economic growth, higher demand for forest products, and increased investments in Finland’s forest industry. Export demand from China was especially strong and led to an increase in the price of Finnish pulp, a key raw material in paper manufacturing.

The energy sector also contributed significantly to the Index’s performance. Finland’s energy sector is small, as the country’s geography contains no oil reserves and few other fossil fuels. However, increased sales of its renewable diesel products drove gains in the sector. The utilities sector was another notable contributor to the Index’s return, benefiting from higher electricity prices and a mandate to increase the country’s solar electricity production by approximately 30%.

On the downside, the information technology sector was the largest detractor from the Index’s return. Weak sales growth and declining profitability in the communications equipment industry were the primary drivers of the sector’s overall decline.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	25.2%
Materials	20.6
Information Technology	17.1
Financials	11.0
Consumer Discretionary	6.4
Energy	4.5
Utilities	4.5
Telecommunication Services	4.3
Health Care	2.7
Consumer Staples	2.5
Real Estate	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Nokia OYJ	15.5%
Sampo OYJ, Class A	11.0
UPM-Kymmene OYJ	9.8
Kone OYJ, Class B	8.6
Stora Enso OYJ, Class R	4.7
Neste OYJ	4.5
Fortum OYJ	4.5
Wartsila OYJ Abp	4.5
Elisa OYJ	3.4
Nokian Renkaat OYJ	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.22%	14.76%	16.66%	13.22%	99.06%	176.63%
Fund Market	12.43	14.61	16.59	12.43	97.78	175.49
Index	12.88	14.65	16.51	12.88	98.13	174.15

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 985.10	$ 2.95		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

Germany’s economy grew at a relatively steady rate during the reporting period. After posting its fastest calendar-year growth rate in six years in 2017, the German economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, its longest sustained expansion since reunification in 1990. Nonetheless, signs of slowing economic activity emerged late in the reporting period as trade tariffs implemented by the U.S. weakened Germany’s exports. In addition, political tensions within the country’s governing coalition emerged in the latter half of the reporting period, which contributed to increased volatility in Germany’s equity market.

Information technology stocks contributed the most to the Index’s performance for the reporting period. IT services led the advance in the sector, benefiting from the rapid global growth of online commerce and mobile banking. Internet software and services stocks and application software companies also contributed to sector gains, benefiting from growth in architectural software and online advertising, as well as increased investment in the venture capital market.

Other key contributors to the Index’s return included the healthcare and real estate sectors. In the healthcare sector, healthcare equipment stocks benefited from stronger international sales, particularly in the Americas. In addition, partnerships with major pharmaceutical companies drove gains in life sciences tools and services stocks, particularly those that provide analytical tools for drug discovery. Continuing expansion in the German housing market, particularly in major urban areas such as Berlin, contributed to the advance in the real estate sector.

On the downside, consumer discretionary stocks detracted the most from the Index’s return as declining retail sales weighed on the sector. The retail industry struggled with the weakness in consumer spending, while escalating trade tensions contributed to the decline in autos and components stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	26.1%
Information Technology	21.1
Real Estate	17.0
Health Care	12.3
Consumer Discretionary	9.0
Financials	7.4
Materials	3.2
Telecommunication Services	2.2
Consumer Staples	1.2
Other (each representing less than 1%)	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
LEG Immobilien AG	4.9%
Scout24 AG	3.6
Rheinmetall AG	3.0
MorphoSys AG	2.4
Carl Zeiss Meditec AG	2.3
Freenet AG	2.2
Evotec AG	2.1
Nemetschek SE	2.0
Grand City Properties SA	2.0
TAG Immobilien AG	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) (formerly the iShares MSCI Ireland Capped ETF) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	7.38%	10.12%	10.92%	7.38%	61.95%	136.99%
Fund Market	6.84	9.73	10.86	6.84	59.06	135.97
Index	7.22	10.43	11.37	7.22	64.26	144.91

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.50	$ 2.43		$ 1,000.00	$ 1,022.80	$ 2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Ireland’s economy grew faster than any other in the European Union during the reporting period. Strong manufacturing and construction data reflected the robust economic expansion. Additionally, disposable income increased in unison with healthy employment growth, leading to strong increases in retail sales and household consumption. Ireland’s economy further benefited from record-high export growth, despite concerns about escalating global trade tensions late in the reporting period. Brexit-related uncertainty was the largest threat to the country’s economic growth during the reporting period, given the interrelated nature of the Irish and British economies.

From a sector perspective, the consumer staples sector was the largest contributor to the Index’s performance. Gains in the sector were led by the food products industry, as increased sales growth was driven by strong export demand for the industry’s healthier food alternatives. The beverage industry contributed as well, reflecting the growing popularity of Irish whiskey around the world. The materials sector also bolstered the Index’s return. Within the sector, paper and packaging stocks led the way, paced by expectations of higher earnings and profits due to price increases and improved growth in Europe.

Other meaningful contributors to the Index’s return included the consumer discretionary and healthcare sectors. In the consumer discretionary sector, record-high growth in tourism, Ireland’s largest indigenous industry, drove the advance in the hotels, restaurants, and leisure industry. The healthcare sector was another area of strength, due largely to high demand from Ireland’s trading partners. Within the sector, the life sciences tools and services industry was a key contributor, benefiting from the growing need for companies that provide clinical trial development services to the pharmaceutical and biotechnology industries.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Materials	29.4%
Consumer Staples	24.2
Industrials	12.6
Financials	10.4
Consumer Discretionary	10.2
Health Care	7.5
Real Estate	5.5
Information Technology	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
CRH PLC	22.3%
Kerry Group PLC, Class A	15.5
Smurfit Kappa Group PLC	7.1
Kingspan Group PLC	4.6
ICON PLC	4.6
AIB Group PLC	4.5
Paddy Power Betfair PLC	4.4
Bank of Ireland Group PLC	4.3
Glanbia PLC	3.6
Ryanair Holdings PLC	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) (formerly the iShares MSCI New Zealand Capped ETF) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.02%	12.30%	13.69%	10.02%	78.59%	179.09%
Fund Market	9.11	12.43	13.65	9.11	79.62	178.35
Index	10.46	12.75	14.16	10.46	82.21	188.34

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,024.00	$ 2.45		$ 1,000.00	$ 1,022.80	$ 2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

New Zealand’s economy slowed during the reporting period after several years of robust expansion. The primary contributor to the slowdown was flat household spending, which represents more than half of New Zealand’s overall economy. Other obstacles to New Zealand’s economic growth included weaker retail sales, slowing manufacturing activity, and a multi-year low in business confidence. However, there were also notable areas of strength in the nation’s economy, particularly a sizable increase in exports and a nine-year low in New Zealand’s unemployment rate.

From a sector perspective, the consumer staples sector was the largest contributor to the Index’s return. Within the sector, the food products industry benefited from strong demand in China, especially for infant nutrition products, which led to a significant increase in revenues. The healthcare sector was also a significant contributor to the Index’s return. The sector benefited from a significant increase in healthcare spending in New Zealand’s 2018 budget. Additionally, the healthcare equipment industry rose on strong sales of humidification devices that are used for neonatal and respiratory care. New Zealand’s aging population and the growing popularity of retirement village facilities boosted the stocks in the healthcare facilities industry. The nation has one of the top-rated retirement village models in the world.

The information technology sector was another notable contributor to the Index’s performance. The software and services industry was a key contributor to the sector, benefiting from growth in cloud-based accounting systems. On the downside, the materials sector was the largest detractor from the Index’s return. Construction materials stocks declined as rising labor costs and significantly higher steel prices contributed to reductions in earnings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care	19.7%
Utilities	16.2
Industrials	13.1
Consumer Staples	12.1
Telecommunication Services	11.2
Consumer Discretionary	8.8
Real Estate	8.1
Materials	6.5
Energy	4.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Fisher & Paykel Healthcare Corp. Ltd.	11.3%
a2 Milk Co. Ltd.	10.9
Spark New Zealand Ltd.	8.8
Auckland International Airport Ltd.	8.2
Fletcher Building Ltd.	6.5
Ryman Healthcare Ltd.	4.6
Meridian Energy Ltd.	4.5
Contact Energy Ltd.	4.3
SKYCITY Entertainment Group Ltd.	3.6
Z Energy Ltd.	3.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) (formerly the iShares MSCI Norway Capped ETF) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.21%	2.42%	4.07%	13.21%	12.72%	30.17%
Fund Market	12.53	2.37	4.01	12.53	12.45	29.67
Index	13.78	2.69	4.37	13.78	14.18	32.63

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,039.50	$ 2.72		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Norway’s economy grew at a solid pace during the reporting period, benefiting from the country’s political stability and export activity. As one of the world’s largest oil exporters, Norway’s economy benefited from increasing oil prices and strong global demand for petroleum products. Domestically, private consumption increased notably, driven by solid consumer confidence and a declining unemployment rate. However, industrial production contracted during the reporting period.

From a sector perspective, the energy sector was the largest contributor to the Index’s return. Norway’s integrated oil and gas companies benefited from a sharp increase in oil prices due to OPEC production limits, increased global demand, and tightening inventories. Additionally, higher prices and greater efficiencies led to increased spending on oil exploration to find and extract new sources of oil, leading to an increase in oil discoveries and benefiting the oil and gas exploration and production industry.

The financials sector was also a meaningful contributor to the Index’s return. Bank stocks led the advance in the sector as loans to both individuals and businesses increased, as did demand for residential mortgage loans. The strength of Norway’s economy also contributed to increased profits for the nation’s financial companies.

The consumer staples sector was another key contributor to the Index’s performance. Within the sector, seafood-related stocks in the food products industry were the largest contributors. Norway is the world’s second-largest exporter of seafood, and the stocks rose in tandem with record-high prices and soaring demand for salmon. On the downside, the materials sector was the largest detractor from the Index’s return, due primarily to shortages in the metals and mining industry. A shortage of raw material used in the aluminum production process drove costs sharply higher, which weighed on profit margins.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Energy	33.0%
Financials	22.9
Consumer Staples	15.7
Materials	9.7
Telecommunication Services	8.5
Consumer Discretionary	3.4
Information Technology	2.3
Industrials	2.2
Real Estate	1.6
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Equinor ASA	18.8%
DNB ASA	12.3
Telenor ASA	8.6
Marine Harvest ASA	5.2
Yara International ASA	4.5
Norsk Hydro ASA	4.4
Orkla ASA	3.9
Storebrand ASA	2.8
TGS NOPEC Geophysical Co. ASA	2.7
Aker BP ASA	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments	iShares® MSCI Denmark ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 9.8%
Danske Bank A/S	98,539	$2,905,760
Jyske Bank A/S, Registered	10,456	531,644
Spar Nord Bank A/S	19,408	189,912
Sydbank A/S	12,047	353,461

		3,980,777

Beverages — 6.1%
Carlsberg A/S, Class B	14,684	1,796,657
Royal Unibrew A/S	7,850	678,097

		2,474,754

Biotechnology — 4.2%
Bavarian Nordic A/S(a)(b)	5,854	168,286
Genmab A/S(a)	8,052	1,396,119
Zealand Pharma A/S(a)	8,556	123,514

		1,687,919

Building Products — 1.6%
Rockwool International A/S, Class B	1,496	649,521

Chemicals — 7.9%
Chr Hansen Holding A/S	14,379	1,463,123
Novozymes A/S, Class B	31,520	1,731,544

		3,194,667

Commercial Services & Supplies — 1.9%
ISS A/S	22,560	789,368

Construction & Engineering — 1.6%
FLSmidth & Co. A/S(b)	6,775	421,878
Per Aarsleff Holding A/S	6,059	242,072

		663,950

Electric Utilities — 3.9%
Orsted A/S(c)	25,203	1,596,919

Electrical Equipment — 4.7%
NKT A/S(a)	4,790	122,673
Vestas Wind Systems A/S	25,846	1,805,057

		1,927,730

Food Products — 0.5%
Schouw & Co. A/S	2,478	196,071

Health Care Equipment & Supplies — 11.2%
Ambu A/S, Series B	26,324	988,444
Coloplast A/S, Class B	15,864	1,701,872
GN Store Nord A/S	21,670	1,126,518
William Demant Holding A/S(a)	18,269	744,719

		4,561,553

Health Care Technology — 0.2%
NNIT A/S(b)(c)	2,702	66,373

Household Durables — 0.5%
Bang & Olufsen A/S(a)	9,133	213,801

Insurance — 2.6%
Alm Brand A/S(b)	19,377	166,324
Topdanmark A/S	8,984	386,415
Tryg A/S	20,897	514,630

		1,067,369
Machinery — 0.6%
Nilfisk Holding A/S(a)	4,790	233,236

Security	Shares	Value

Marine — 6.2%
AP Moller - Maersk A/S, Class A	509	$734,395
AP Moller - Maersk A/S, Class B, NVS	871	1,347,361
D/S Norden A/S(a)(b)	8,124	123,237
Dfds A/S	5,738	303,395

		2,508,388

Oil, Gas & Consumable Fuels — 0.2%
TORM PLC	14,579	95,106

Pharmaceuticals — 24.2%
ALK-Abello A/S(a)(b)	1,590	289,334
H Lundbeck A/S	9,618	565,588
Novo Nordisk A/S, Class B	182,717	8,975,307

		9,830,229

Road & Rail — 5.7%
DSV A/S	24,839	2,332,872

Software — 1.6%
SimCorp A/S	6,883	652,572

Specialty Retail — 0.3%
Matas A/S	10,776	105,614

Textiles, Apparel & Luxury Goods — 2.4%
IC Group A/S	4,700	126,750
Pandora A/S	14,279	855,055

		981,805

Tobacco — 0.4%
Scandinavian Tobacco Group A/S(c)	9,470	155,922

Trading Companies & Distributors — 0.4%
Solar A/S, Class B	2,240	142,980

Total Common Stocks — 98.7% (Cost: $41,533,408)		40,109,496

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	771,104	771,335
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	15,884	15,884

		787,219

Total Short-Term Investments — 1.9% (Cost: $787,137)		787,219

Total Investments in Securities — 100.6% (Cost: $42,320,545)		40,896,715

Other Assets, Less Liabilities — (0.6)%		(247,850)

Net Assets — 100.0%		$40,648,865

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® MSCI Denmark ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,251,881	(480,777)	771,104	$771,335	$16,462	(b)	$(75)	$(75)
BlackRock Cash Funds: Treasury, SL Agency Shares	8,716	7,168	15,884	15,884	497		—	—

				$787,219	$16,959		$(75)	$(75)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$40,109,496	$—	$—	$40,109,496
Money Market Funds	787,219	—	—	787,219

	$40,896,715	$—	$—	$40,896,715

See notes to financial statements.

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Schedule of Investments	iShares® MSCI Finland ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.4%
Finnair OYJ	20,423	$178,454

Auto Components — 2.7%
Nokian Renkaat OYJ	26,232	1,085,019

Building Products — 0.7%
Uponor OYJ	17,029	262,723

Chemicals — 1.5%
Kemira OYJ	27,439	364,587
Tikkurila OYJ	12,835	221,016

		585,603

Commercial Services & Supplies — 0.6%
Caverion OYJ(a)(b)	29,399	238,414

Communications Equipment — 15.5%
Nokia OYJ	1,100,288	6,142,326

Construction & Engineering — 1.1%
Lehto Group OYJ(b)	15,610	154,924
YIT OYJ	45,852	304,088

		459,012

Containers & Packaging — 2.2%
Huhtamaki OYJ	24,654	884,930

Diversified Telecommunication Services — 4.3%
DNA OYJ	16,232	346,179
Elisa OYJ	31,387	1,345,716

		1,691,895

Electric Utilities — 4.5%
Fortum OYJ	69,855	1,771,823

Food & Staples Retailing — 2.2%
Kesko OYJ, Class B	14,888	869,574

Food Products — 0.3%
Atria OYJ	10,293	107,783

Health Care Providers & Services — 0.4%
Oriola OYJ, Class B	52,733	173,941

Insurance — 10.9%
Sampo OYJ, Class A	84,590	4,337,388

IT Services — 1.2%
Tieto OYJ	14,126	459,539

Leisure Products — 2.3%
Amer Sports OYJ	27,113	913,256

Machinery — 21.0%
Cargotec OYJ, Class B	9,770	474,248
Kone OYJ, Class B	62,902	3,403,902
Konecranes OYJ	16,061	636,291
Metso OYJ	25,674	903,619
Outotec OYJ(a)	41,656	314,064
Ponsse OYJ	4,760	172,794
Valmet OYJ	30,599	672,520
Wartsila OYJ Abp	83,199	1,760,828

		8,338,266

Security	Shares	Value

Media — 0.6%
Sanoma OYJ	23,599	$245,332

Metals & Mining — 1.2%
Outokumpu OYJ	78,721	463,272

Multiline Retail — 0.7%
Stockmann OYJ Abp, Class B(a)(b)	24,655	120,481
Tokmanni Group Corp.	19,518	177,132

		297,613

Oil, Gas & Consumable Fuels — 4.5%
Neste OYJ	20,396	1,775,059

Paper & Forest Products — 15.7%
Metsa Board OYJ	48,285	487,358
Stora Enso OYJ, Class R	99,265	1,851,959
UPM-Kymmene OYJ	100,517	3,882,789

		6,222,106

Pharmaceuticals — 2.2%
Orion OYJ, Class B	24,152	889,954

Real Estate Management & Development — 1.2%
Citycon OYJ	115,370	247,257
Technopolis OYJ	46,350	250,766

		498,023

Software — 0.4%
F-Secure OYJ	41,794	161,929

Trading Companies & Distributors — 1.2%
Cramo OYJ	12,156	257,412
Ramirent OYJ	26,133	216,337

		473,749

Total Common Stocks — 99.5% (Cost: $38,052,832)		39,526,983

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	433,631	433,761
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	5,022	5,022

		438,783

Total Short-Term Investments — 1.1% (Cost: $438,708)		438,783

Total Investments in Securities — 100.6% (Cost: $38,491,540)		39,965,766

Other Assets, Less Liabilities — (0.6)%		(230,912)

Net Assets — 100.0%		$39,734,854

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® MSCI Finland ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,708,490	(1,274,859)	433,631	$433,761	$9,384	(b)	$(72)	$95
BlackRock Cash Funds: Treasury, SL Agency Shares	6,454	(1,432)	5,022	5,022	504		—	—

				$438,783	$9,888		$(72)	$95

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$39,526,983	$—	$—	$39,526,983
Money Market Funds	438,783	—	—	438,783

	$39,965,766	$—	$—	$39,965,766

See notes to financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Germany Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
OHB SE	2,015	$85,104

Auto Components — 1.9%
ElringKlinger AG(a)	12,180	148,375
Grammer AG, NVS(b)	2,692	187,647
Leoni AG(a)	12,558	542,515
SAF-Holland SA	17,445	270,968

		1,149,505

Automobiles — 0.1%
EDAG Engineering Group AG(a)	3,413	76,244

Banks — 0.2%
comdirect bank AG	10,859	143,275

Capital Markets — 1.6%
AURELIUS Equity Opportunities SE & Co KGaA(a)	8,902	450,343
Deutsche Beteiligungs AG	4,919	215,480
FinTech Group AG(b)	4,040	136,081
MLP SE	23,120	150,910

		952,814

Chemicals — 0.1%
H&R GmbH & Co. KGaA	4,917	47,598

Commercial Services & Supplies — 1.3%
Bilfinger SE(a)	11,898	575,052
Cewe Stiftung & Co. KGaA	1,992	183,561

		758,613

Communications Equipment — 0.2%
ADVA Optical Networking SE(b)	16,243	130,307

Construction & Engineering — 0.1%
Bauer AG	3,607	67,316

Consumer Finance — 0.1%
Ferratum OYJ(a)	3,813	68,765

Diversified Financial Services — 2.4%
GRENKE AG	9,376	1,133,442
Hypoport AG(a)(b)	1,374	301,186

		1,434,628

Electrical Equipment — 1.3%
Nordex SE(b)	24,237	251,429
Senvion SA(b)	8,475	69,222
SGL Carbon SE(b)	21,178	264,886
Varta AG(b)	5,141	165,569

		751,106

Electronic Equipment, Instruments & Components — 2.2%
Basler AG	469	100,951
Isra Vision AG	6,315	440,115
Jenoptik AG	19,817	780,713

		1,321,779

Equity Real Estate Investment Trusts (REITs) — 1.9%
alstria office REIT AG	57,922	877,447
Hamborner REIT AG	24,521	265,901

		1,143,348

Food Products — 1.2%
KWS Saat SE(a)	888	347,668
Suedzucker AG(a)	27,452	378,174

		725,842

Security	Shares	Value

Health Care Equipment & Supplies — 2.7%
Carl Zeiss Meditec AG, Bearer	15,483	$1,374,504
Draegerwerk AG & Co. KGaA	1,185	80,794
STRATEC Biomedical AG(a)	1,833	145,450

		1,600,748

Health Care Providers & Services — 0.3%
RHOEN-KLINIKUM AG	7,717	203,099

Health Care Technology — 0.9%
CompuGroup Medical SE	9,211	537,993

Hotels, Restaurants & Leisure — 0.2%
bet-at-home.com AG	1,093	78,019
Vapiano SE(b)(c)	3,276	68,609

		146,628

Household Durables — 0.1%
Surteco Group SE	2,981	76,651

Independent Power and Renewable Electricity Producers — 0.4%
Encavis AG	34,523	249,842

Industrial Conglomerates — 3.9%
Indus Holding AG	7,050	455,248
MBB SE(a)	761	85,620
Rheinmetall AG	16,756	1,831,027

		2,371,895

Insurance — 0.4%
Wuestenrot & Wuerttembergische AG	9,011	208,637

Internet & Direct Marketing Retail — 2.0%
HelloFresh SE(b)	27,972	398,681
Shop Apotheke Europe NV(b)(c)	3,235	202,499
Takkt AG	12,602	220,229
zooplus AG(b)	2,342	386,121

		1,207,530

Internet Software & Services — 5.8%
Rocket Internet SE(b)(c)	26,723	925,926
Scout24 AG(c)	41,392	2,145,991
XING SE(a)	1,081	403,735

		3,475,652

IT Services — 3.1%
Bechtle AG	11,310	1,179,721
CANCOM SE	12,800	569,798
GFT Technologies SE	6,564	106,157

		1,855,676

Life Sciences Tools & Services — 6.1%
Evotec AG(b)	48,228	1,237,858
Gerresheimer AG	12,079	1,011,882
MorphoSys AG(b)	12,236	1,447,860

		3,697,600

Machinery — 12.9%
Aumann AG(a)(c)	2,932	218,670
Deutz AG	46,487	407,280
DMG Mori AG	7,574	399,640
Duerr AG	19,966	922,248
Heidelberger Druckmaschinen AG(a)(b)	96,488	273,924
JOST Werke AG(c)	5,729	251,296
Koenig & Bauer AG(a)	5,424	377,072
Krones AG(a)	6,077	740,290
Norma Group SE	12,257	814,304
Pfeiffer Vacuum Technology AG	2,655	417,954

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® MSCI Germany Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Rational AG	1,312	$1,048,713
SLM Solutions Group AG(a)(b)	4,839	135,124
Stabilus SA	9,502	836,907
Vossloh AG(a)	3,377	191,153
Wacker Neuson SE	10,793	299,123
Washtec AG	4,301	418,352

		7,752,050

Marine — 1.0%
Hapag-Lloyd AG(c)	13,515	571,121

Media — 3.0%
Borussia Dortmund GmbH & Co. KGaA(a)	22,992	184,316
CTS Eventim AG & Co. KGaA	22,158	984,827
Stroeer SE & Co. KGaA	10,714	636,999

		1,806,142

Metals & Mining —2.9%
Aurubis AG	14,700	1,084,016
Salzgitter AG	15,026	682,352

		1,766,368

Oil, Gas & Consumable Fuels — 0.1%
VERBIO Vereinigte BioEnergie AG(a)	8,478	59,777

Pharmaceuticals — 1.5%
STADA Arzneimittel AG	9,593	905,863

Professional Services — 0.7%
Amadeus Fire AG	2,000	231,071
Bertrandt AG	2,145	206,270

		437,341

Real Estate Management & Development — 15.1%
ADLER Real Estate AG	13,283	243,258
ADO Properties SA(c)	11,027	710,136
Consus Real Estate AG(a)(b)	13,207	134,609
Corestate Capital Holding SA	4,948	247,551
Deutsche Euroshop AG	19,063	652,529
DIC Asset AG	18,991	219,192
Grand City Properties SA	44,374	1,213,285
Instone Real Estate Group AG(b)(c)	7,822	211,596
LEG Immobilien AG	24,307	2,973,767
PATRIZIA Immobilien AG	17,842	372,212
TAG Immobilien AG	47,902	1,181,560
TLG Immobilien AG	35,324	955,973

		9,115,668

Road & Rail — 1.6%
Sixt Leasing SE	4,742	81,325
Sixt SE	4,671	601,622
VTG AG	4,973	308,398

		991,345

Semiconductors & Semiconductor Equipment — 4.4%
AIXTRON SE(a)(b)	43,369	542,947
Dialog Semiconductor PLC(a)(b)	29,383	689,896
Elmos Semiconductor AG	4,251	110,049
Siltronic AG	8,078	1,172,964
SMA Solar Technology AG	4,002	145,464

		2,661,320

Software — 4.1%
Nemetschek SE	7,405	1,218,262
RIB Software SE(a)	14,867	340,766

Security	Shares	Value

Software (continued)
Software AG	18,503	$914,950

		2,473,978

Specialty Retail — 1.5%
CECONOMY AG	68,753	523,801
Hornbach Baumarkt AG	3,057	91,944
Hornbach Holding AG & Co. KGaA	3,997	261,359

		877,104

Technology Hardware, Storage & Peripherals — 1.3%
Diebold Nixdorf AG(a)	3,179	211,199
S&T AG(a)	18,285	539,524

		750,723

Textiles, Apparel & Luxury Goods — 0.1%
Gerry Weber International AG(b)	8,977	52,171

Thrifts & Mortgage Finance — 2.7%
Aareal Bank AG	21,875	891,568
Deutsche Pfandbriefbank AG(c)	51,730	758,367

		1,649,935

Trading Companies & Distributors — 0.8%
BayWa AG(a)	5,176	172,839
Kloeckner & Co. SE	28,756	305,468

		478,307

Transportation Infrastructure — 0.4%
Hamburger Hafen und Logistik AG	9,426	227,897

Wireless Telecommunication Services — 2.2%
Freenet AG(a)	49,263	1,313,143

Total Common Stocks — 96.9% (Cost: $58,288,642)		58,378,448

Preferred Stocks

Biotechnology — 0.3%
Biotest AG, Preference Shares, NVS	7,607	215,073

Construction Materials — 0.2%
STO SE & Co. KGaA, Preference Shares, NVS	986	112,541

Health Care Equipment & Supplies — 0.4%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,923	236,363

Machinery —1.1%
Jungheinrich AG, Preference Shares, NVS	18,463	667,222

Road & Rail — 0.9%
Sixt SE, Preference Shares, NVS	6,370	533,628

Total Preferred Stocks — 2.9% (Cost: $1,907,067)		1,764,827

Short-Term Investments

Money Market Funds — 12.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	7,722,919	7,725,235

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Germany Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	29,976	$29,976

		7,755,211

Total Short-Term Investments — 12.9% (Cost: $7,753,785)		7,755,211

Total Investments in Securities — 112.7% (Cost: $67,949,494)		67,898,486

Other Assets, Less Liabilities — (12.7)%		(7,638,415)

Net Assets — 100.0%		$60,260,071

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	9,217,379	(1,494,460)	7,722,919	$7,725,235	$407,690	(b)	$(686)	$821
BlackRock Cash Funds: Treasury, SL Agency Shares	9,923	20,053	29,976	29,976	772		—	—

				$7,755,211	$408,462		$(686)	$821

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$58,378,448	$—	$—	$58,378,448
Preferred Stocks	1,764,827	—	—	1,764,827
Money Market Funds	7,755,211	—	—	7,755,211

	$67,898,486	$—	$—	$67,898,486

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments	iShares® MSCI Ireland ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 3.1%
Ryanair Holdings PLC, ADR, NVS(a)	21,190	$2,158,625

Banks — 10.0%
AIB Group PLC	550,984	3,105,341
Bank of Ireland Group PLC	364,555	2,986,084
Permanent TSB Group Holdings PLC(a)	337,291	843,742

		6,935,167

Beverages — 2.2%
C&C Group PLC	383,890	1,523,097

Building Products — 4.6%
Kingspan Group PLC	66,036	3,216,224

Construction Materials — 22.2%
CRH PLC	462,665	15,401,065

Containers & Packaging — 7.1%
Smurfit Kappa Group PLC	119,952	4,909,865

Diversified Financial Services — 0.1%
IFG Group PLC	54,926	100,972

Equity Real Estate Investment Trusts (REITs) — 5.5%
Green REIT PLC	775,893	1,381,209
Hibernia REIT PLC	812,536	1,418,078
Irish Residential Properties REIT PLC	594,879	1,032,675

		3,831,962

Food & Staples Retailing —1.3%
Total Produce PLC	348,072	870,711

Food Products — 20.6%
Glanbia PLC	148,165	2,504,826
Kerry Group PLC, Class A	94,040	10,750,073
Origin Enterprises PLC	163,481	1,065,176

		14,320,075

Health Care Providers & Services — 2.9%
UDG Healthcare PLC	213,378	2,041,207

Hotels, Restaurants & Leisure — 6.9%
Dalata Hotel Group PLC(a)	209,425	1,739,774
Paddy Power Betfair PLC	33,454	3,055,512

		4,795,286

Household Durables — 2.9%
Cairn Homes PLC,NVS(a)	635,117	1,182,333

Security	Shares	Value

Household Durables (continued)
Glenveagh Properties PLC(a)(b)	679,482	$852,242

		2,034,575

Insurance — 0.3%
FBD Holdings PLC	14,707	181,383

Internet Software & Services — 0.2%
Datalex PLC	39,548	108,133

Life Sciences Tools & Services — 4.6%
ICON PLC(a)	21,297	3,173,679

Marine — 1.8%
Irish Continental Group PLC	196,222	1,246,541

Professional Services — 0.1%
CPL Resources PLC	10,825	75,066

Specialty Retail — 0.3%
Applegreen PLC	26,845	189,904

Trading Companies & Distributors — 3.0%
Grafton Group PLC	205,001	2,046,336

Total Common Stocks — 99.7% (Cost: $63,870,868)		69,159,873

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	23,669	23,669

Total Short-Term Investments — 0.0% (Cost: $23,669)		23,669

Total Investments in Securities — 99.7% (Cost: $63,894,537)		69,183,542

Other Assets, Less Liabilities — 0.3%		197,721

Net Assets — 100.0%		$69,381,263

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation	)

BlackRock Cash Funds: Treasury, SL Agency Shares	6,869	16,800	23,669	$23,669	$462	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Ireland ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$68,969,969	$189,904	$—	$69,159,873
Money Market Funds	23,669	—	—	23,669

	$68,993,638	$189,904	$—	$69,183,542

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments	iShares® MSCI New Zealand ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.7%
Freightways Ltd.	473,485	$2,390,737

Airlines — 2.5%
Air New Zealand Ltd.	1,639,156	3,589,014

Construction Materials — 6.4%
Fletcher Building Ltd.	2,170,778	9,160,379

Diversified Telecommunication Services — 11.2%
Chorus Ltd.	1,132,053	3,470,161
Spark New Zealand Ltd.	4,699,688	12,441,790

		15,911,951

Electric Utilities — 11.6%
Contact Energy Ltd.	1,655,241	6,095,301
Genesis Energy Ltd.	1,531,474	2,489,526
Infratil Ltd.	1,627,023	3,675,799
Mercury NZ Ltd.	1,974,364	4,303,318

		16,563,944

Equity Real Estate Investment Trusts (REITs) — 8.1%
Argosy Property Ltd.	2,666,063	1,919,292
Goodman Property Trust(a)	2,905,366	2,872,288
Kiwi Property Group Ltd.	4,112,188	3,751,601
Precinct Properties New Zealand Ltd.	3,114,333	2,975,558

		11,518,739

Food Products — 12.1%
a2 Milk Co. Ltd.(a)(b)	1,846,571	15,462,022
Synlait Milk Ltd.(b)	209,539	1,779,573

		17,241,595

Health Care Equipment & Supplies — 11.2%
Fisher & Paykel Healthcare Corp. Ltd.	1,469,959	15,985,459

Health Care Providers & Services — 8.4%
Metlifecare Ltd.	536,051	2,258,503
Ryman Healthcare Ltd.	699,688	6,541,184
Summerset Group Holdings Ltd.	631,653	3,218,702

		12,018,389

Hotels, Restaurants & Leisure — 4.6%
Restaurant Brands New Zealand Ltd.	288,786	1,475,393
SKYCITY Entertainment Group Ltd.	1,903,792	5,128,454

		6,603,847

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 4.5%
Meridian Energy Ltd.	2,970,682	$6,386,194

Internet & Direct Marketing Retail — 2.9%
Trade Me Group Ltd.	1,152,935	4,107,902

Media — 1.3%
Sky Network Television Ltd.	1,241,320	1,770,774

Oil, Gas & Consumable Fuels — 4.3%
New Zealand Refining Co. Ltd. (The)	712,019	1,218,856
Z Energy Ltd.	1,016,182	4,861,247

		6,080,103

Road & Rail — 0.7%
Tourism Holdings Ltd.	254,967	947,355

Transportation Infrastructure — 8.2%
Auckland International Airport Ltd.	2,461,572	11,669,593

Total Common Stocks — 99.7% (Cost: $140,056,865)		141,945,975

Short-Term Investments

Money Market Funds — 10.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	14,452,593	14,456,929
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	67,985	67,985

		14,524,914

Total Short-Term Investments — 10.2% (Cost: $14,523,524)		14,524,914

Total Investments in Securities — 109.9% (Cost: $154,580,389)		156,470,889

Other Assets, Less Liabilities — (9.9)%		(14,065,236)

Net Assets — 100.0%		$142,405,653

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	4,229,991	10,222,602	14,452,593	$14,456,929	$27,679	(b)	$(444)	$961
BlackRock Cash Funds: Treasury, SL Agency Shares.	28,361	39,624	67,985	67,985	1,555		—	—

				$14,524,914	$29,234		$(444)	$961

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI New Zealand ETF
August 31, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$141,945,975	$—	$—	$141,945,975
Money Market Funds	14,524,914	—	—	14,524,914

	$156,470,889	$—	$—	$156,470,889

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments	iShares® MSCI Norway ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.9%
Norwegian Air Shuttle ASA(a)(b)	8,424	$263,820

Auto Components — 0.4%
Kongsberg Automotive ASA(a)	113,539	132,510

Banks — 15.5%
DNB ASA	182,496	3,727,303
Norwegian Finans Holding ASA(a)	21,949	283,723
Sbanken ASA(c)	14,594	147,463
SpareBank 1 Nord Norge	24,931	195,568
Sparebank 1 Oestlandet	6,293	67,274
SpareBank 1 SMN	28,751	310,108

		4,731,439

Biotechnology — 0.2%
Nordic Nanovector ASA(a)(b)	7,680	52,990

Chemicals — 5.3%
Borregaard ASA	23,672	225,604
Yara International ASA	29,869	1,378,674

		1,604,278

Consumer Finance — 0.5%
Axactor SE(a)(b)	23,573	68,540
B2Holding ASA	36,758	79,118

		147,658

Diversified Financial Services — 1.3%
Aker ASA, Class A	4,987	391,794

Diversified Telecommunication Services — 8.5%
Telenor ASA	137,414	2,597,864

Energy Equipment & Services — 9.6%
Akastor ASA(a)(b)	49,538	100,229
Aker Solutions ASA(a)	36,247	248,099
Borr Drilling Ltd.(a)	78,294	325,808
BW Offshore Ltd.(a)(b)	18,139	129,708
Kvaerner ASA(a)	18,271	33,865
Northern Drilling Ltd.(a)	6,885	60,430
Ocean Yield ASA(b)	15,345	117,252
Odfjell Drilling Ltd.(a)	18,370	82,155
Petroleum Geo-Services ASA(a)	69,091	269,252
Subsea 7 SA	54,428	742,286
TGS NOPEC Geophysical Co. ASA	21,466	817,549

		2,926,633

Food Products — 15.7%
Austevoll Seafood ASA	21,718	286,710
Bakkafrost P/F	8,967	513,399
Grieg Seafood ASA	9,847	113,569
Leroy Seafood Group ASA	65,120	497,431
Marine Harvest ASA	72,598	1,572,593
Norway Royal Salmon ASA	2,585	62,595
Orkla ASA	144,329	1,190,847
Salmar ASA	11,044	533,797

		4,770,941

Hotels, Restaurants & Leisure — 0.1%
Gaming Innovation Group Inc.(a)(b)	78,456	31,147

Independent Power and Renewable Electricity Producers — 0.5%
Scatec Solar ASA(c)	20,828	146,944

Security	Shares	Value

Insurance — 5.5%
Gjensidige Forsikring ASA	42,141	$706,994
Protector Forsikring ASA(a)	16,103	112,068
Storebrand ASA	97,247	864,010

		1,683,072

Internet Software & Services — 0.2%
Otello Corp. ASA(a)	28,430	66,973

IT Services — 1.3%
Atea ASA	18,832	279,687
Evry AS(c)	29,095	112,898

		392,585

Marine — 1.3%
Golden Ocean Group Ltd.	22,056	206,774
Stolt-Nielsen Ltd.	6,968	112,319
Wallenius Wilhelmsen Logistics(a)(b)	20,655	84,717

		403,810

Media — 2.2%
Schibsted ASA, Class B	20,053	654,629

Metals & Mining —4.4%
Norsk Hydro ASA	240,600	1,332,367

Multiline Retail — 0.2%
Europris ASA(c)	31,120	75,542

Oil, Gas & Consumable Fuels — 23.3%
Aker BP ASA	22,473	798,125
BW LPG Ltd.(a)(c)	20,900	81,899
DNO ASA(a)	151,986	295,605
Equinor ASA	222,015	5,710,527
FLEX LNG Ltd.(a)(b)	28,459	40,156
Frontline Ltd./Bermuda(a)(b)	20,260	110,231
Hoegh LNG Holdings Ltd.	12,522	63,788

		7,100,331

Real Estate Management & Development — 1.6%
Entra ASA(c)	22,464	326,106
Norwegian Property ASA	56,633	73,681
Selvaag Bolig ASA	16,700	84,871

		484,658

Semiconductors & Semiconductor Equipment — 0.8%
Nordic Semiconductor ASA(a)	30,580	187,590
REC Silicon ASA(a)(b)	563,144	47,912

		235,502

Specialty Retail — 0.4%
XXL ASA(c)	22,824	127,320

Total Common Stocks — 99.7% (Cost: $30,186,602)		30,354,807

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	965,925	966,214

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Norway ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	3,447	$3,447

		969,661

Total Short-Term Investments — 3.2% (Cost: $969,481)		969,661

Total Investments in Securities — 102.9% (Cost: $31,156,083)		31,324,468

Other Assets, Less Liabilities — (2.9)%		(890,483)

Net Assets — 100.0%		$30,433,985

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,857,569	(891,644)	965,925	$966,214	$42,923	(b)	$(90)	$(30)
BlackRock Cash Funds: Treasury, SL Agency Shares	6,181	(2,734)	3,447	3,447	258		—	—

				$969,661	$43,181		$(90)	$(30)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$30,354,807	$—	$—	$30,354,807
Money Market Funds	969,661	—	—	969,661

	$31,324,468	$—	$—	$31,324,468

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities August 31, 2018

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$40,109,496	$39,526,983	$60,143,275	$69,159,873
Affiliated(c)	787,219	438,783	7,755,211	23,669
Foreign currency, at value(d)	34,577	14,017	48,981	25,779
Receivables:
Investments sold	107,604	536,374	326,508	2,934,922
Securities lending income — Affiliated	1,966	1,259	25,555	—
Dividends	789	14	27,761	92,822
Tax reclaims	527,760	—	52,375	20,273
Foreign withholding tax claims	—	349,514	—	—

Total assets	41,569,411	40,866,944	68,379,666	72,257,338

LIABILITIES
Collateral on securities loaned, at value	771,295	433,823	7,724,098	—
Payables:
Investments purchased	129,196	528,353	365,831	2,848,012
Investment advisory fees	20,055	17,393	29,666	28,063
Professional fees	—	53,474	—	—
IRS compliance fee for foreign withholding tax claims	—	99,047	—	—

Total liabilities	920,546	1,132,090	8,119,595	2,876,075

NET ASSETS	$40,648,865	$39,734,854	$60,260,071	$69,381,263

NET ASSETS CONSIST OF:
Paid-in capital	$44,311,858	$39,273,659	$61,910,046	$71,314,054
Undistributed (distributions in excess of) net investment income	116,653	165,290	256,976	(114,496)
Accumulated net realized loss	(2,367,779)	(1,192,727)	(1,856,606)	(7,108,371)
Net unrealized appreciation (depreciation)	(1,411,867)	1,488,632	(50,345)	5,290,076

NET ASSETS	$40,648,865	$39,734,854	$60,260,071	$69,381,263

Shares outstanding	600,000	950,000	950,000	1,500,000

Net asset value	$67.75	$41.83	$63.43	$46.25

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$723,206	$409,716	$7,299,438	$—
(b) Investments, at cost — Unaffiliated	$41,533,408	$38,052,832	$60,195,709	$63,870,868
(c) Investments, at cost — Affiliated	$787,137	$438,708	$7,753,785	$23,669
(d) Foreign currency, at cost	$34,382	$13,987	$49,044	$25,748

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) August 31, 2018

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$141,945,975	$30,354,807
Affiliated(c)	14,524,914	969,661
Foreign currency, at value(d)	134,290	60,074
Receivables:
Investments sold	1,777,485	131,159
Securities lending income — Affiliated	4,470	3,124
Dividends	356,711	17,141
Tax reclaims	—	5,294

Total assets	158,743,845	31,541,260

LIABILITIES
Collateral on securities loaned, at value	14,456,226	965,829
Payables:
Investments purchased	1,821,978	127,104
Investment advisory fees	59,988	14,342

Total liabilities	16,338,192	1,107,275

NET ASSETS	$142,405,653	$30,433,985

NET ASSETS CONSIST OF:
Paid-in capital	$150,293,201	$35,569,615
Undistributed net investment income	468,462	27,434
Accumulated net realized loss	(10,239,923)	(5,331,434)
Net unrealized appreciation	1,883,913	168,370

NET ASSETS	$142,405,653	$30,433,985

Shares outstanding	2,900,000	1,100,000

Net asset value	$49.11	$27.67

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$13,755,219	$923,388
(b) Investments, at cost — Unaffiliated	$140,056,865	$30,186,602
(c) Investments, at cost — Affiliated	$14,523,524	$969,481
(d) Foreign currency, at cost	$138,173	$59,919
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations Year Ended August 31, 2018

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,245,892	$1,822,940	$1,453,898	$1,265,452
Dividends — Affiliated	497	504	772	462
Securities lending income — Affiliated — net	16,462	9,384	407,690	—
Foreign taxes withheld	(185,282)	—	(143,475)	(22,951)

Total investment income	1,077,569	1,832,828	1,718,885	1,242,963

EXPENSES
Investment advisory fees	305,617	248,739	379,093	331,254
Proxy fees	7	4	3	7

Total expenses	305,624	248,743	379,096	331,261

Net investment income	771,945	1,584,085	1,339,789	911,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(73,378)	(277,887)	(1,471,033)	(674,025)
Investments — Affiliated	(75)	(72)	(686)	—
In-kind redemptions — Unaffiliated	10,287,861	4,900,889	11,752,460	2,021,355
Foreign currency transactions	20,576	(16,144)	(3,933)	(18,261)

Net realized gain	10,234,984	4,606,786	10,276,808	1,329,069

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(10,524,096)	(2,529,361)	(5,550,897)	2,685,169
Investments — Affiliated	(75)	95	821	—
Foreign currency translations	(32,559)	(7,767)	(2,673)	(3,615)

Net change in unrealized appreciation (depreciation)	(10,556,730)	(2,537,033)	(5,552,749)	2,681,554

Net realized and unrealized gain (loss)	(321,746)	2,069,753	4,724,059	4,010,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$450,199	$3,653,838	$6,063,848	$4,922,325

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued) Year Ended August 31, 2018

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,114,825	$1,495,684
Dividends — Affiliated	1,555	258
Securities lending income — Affiliated — net	27,679	42,923
Foreign taxes withheld	(1,019,435)	(331,252)

Total investment income	6,124,624	1,207,613

EXPENSES
Investment advisory fees	716,988	199,725
Proxy fees	17	3

Total expenses	717,005	199,728

Net investment income	5,407,619	1,007,885

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,188,105)	(1,769,467)
Investments — Affiliated	(444)	(90)
In-kind redemptions — Unaffiliated	14,479,754	4,192,135
Foreign currency transactions	(49,607)	(9,361)

Net realized gain	13,241,598	2,413,217

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(5,382,563)	691,226
Investments — Affiliated	961	(30)
Foreign currency translations	(1,052)	(1,973)

Net change in unrealized appreciation (depreciation)	(5,382,654)	689,223

Net realized and unrealized gain	7,858,944	3,102,440

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,266,563	$4,110,325

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$771,945	$942,554	$1,584,085	$1,056,741
Net realized gain	10,234,984	1,331,870	4,606,786	1,434,432
Net change in unrealized appreciation (depreciation)	(10,556,730)	11,547,467	(2,537,033)	4,990,134

Net increase in net assets resulting from operations	450,199	13,821,891	3,653,838	7,481,307

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,199,663)	(836,072)	(1,829,682)	(1,105,599)

Decrease in net assets resulting from distributions to shareholders	(1,199,663)	(836,072)	(1,829,682)	(1,105,599)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(26,169,111)	6,653,193	(7,842,584)	1,209,772

NET ASSETS
Total increase (decrease) in net assets	(26,918,575)	19,639,012	(6,018,428)	7,585,480
Beginning of year	67,567,440	47,928,428	45,753,282	38,167,802

End of year	$40,648,865	$67,567,440	$39,734,854	$45,753,282

Undistributed net investment income included in net assets at end of year	$116,653	$137,060	$165,290	$385,875

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,339,789	$408,823	$911,702	$923,504
Net realized gain	10,276,808	1,805,486	1,329,069	2,238,772
Net change in unrealized appreciation (depreciation)	(5,552,749)	5,157,118	2,681,554	2,940,920

Net increase in net assets resulting from operations	6,063,848	7,371,427	4,922,325	6,103,196

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,210,800)	(381,496)	(1,127,676)	(871,114)

Decrease in net assets resulting from distributions to shareholders	(1,210,800)	(381,496)	(1,127,676)	(871,114)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	15,382,259	9,256,324	(2,296,182)	(61,944,840)

NET ASSETS
Total increase (decrease) in net assets	20,235,307	16,246,255	1,498,467	(56,712,758)
Beginning of year	40,024,764	23,778,509	67,882,796	124,595,554

End of year	$60,260,071	$40,024,764	$69,381,263	$67,882,796

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$256,976	$82,292	$(114,496)	$(47,518)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI New Zealand ETF		iShares MSCI Norway ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,407,619	$6,709,353	$1,007,885	$873,806
Net realized gain (loss)	13,241,598	11,271,733	2,413,217	(155,417)
Net change in unrealized appreciation (depreciation)	(5,382,654)	(15,310,965)	689,223	6,349,667

Net increase in net assets resulting from operations	13,266,563	2,670,121	4,110,325	7,068,056

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,177,401)	(6,894,546)	(1,008,633)	(906,184)

Decrease in net assets resulting from distributions to shareholders	(5,177,401)	(6,894,546)	(1,008,633)	(906,184)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(41,473,802)	8,832,031	(5,256,826)	(34,490)

NET ASSETS
Total increase (decrease) in net assets	(33,384,640)	4,607,606	(2,155,134)	6,127,382
Beginning of year	175,790,293	171,182,687	32,589,119	26,461,737

End of year	$142,405,653	$175,790,293	$30,433,985	$32,589,119

Undistributed net investment income included in net assets at end of year	$468,462	$125,024	$27,434	$36,458

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (For a share outstanding throughout each period)

	iShares MSCI Denmark ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$67.57	$56.39	$53.99	$50.53	$37.64

Net investment income(a)	0.90	0.94	0.76	0.84	0.65
Net realized and unrealized gain(b)	0.77	11.07	2.27	3.43	12.66

Net increase from investment operations	1.67	12.01	3.03	4.27	13.31

Distributions(c)
From net investment income	(1.49)	(0.83)	(0.63)	(0.81)	(0.42)

Total distributions	(1.49)	(0.83)	(0.63)	(0.81)	(0.42)

Net asset value, end of year	$67.75	$67.57	$56.39	$53.99	$50.53

Total Return
Based on net asset value	2.58%	21.43%	5.63%	8.43%	35.33%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	1.34%	1.66%	1.38%	1.62%	1.32%

Supplemental Data
Net assets, end of year (000)	$40,649	$67,567	$47,928	$48,594	$60,635

Portfolio turnover rate(d)	13%	14%	40%	9%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Finland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$39.79	$33.19	$31.32		$34.52	$27.57

Net investment income(a)	1.39	1.02	1.51	(b)	0.56	1.72
Net realized and unrealized gain (loss)(c)	2.16	6.74	1.13		(3.25)	6.37

Net increase (decrease) from investment operations	3.55	7.76	2.64		(2.69)	8.09

Distributions(d)
From net investment income	(1.51)	(1.16)		(0.77)	(0.51)	(1.14)

Total distributions	(1.51)	(1.16)		(0.77)	(0.51)	(1.14)

Net asset value, end of year	$41.83	$39.79	$33.19		$31.32	$34.52

Total Return
Based on net asset value	9.08%	23.32%	8.60	%(b)	(7.90)%	29.25%

Ratios to Average Net Assets
Total expenses	0.53%	0.55%		0.72%	0.53%	0.53%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.53%		0.53%	N/A	N/A

Net investment income	3.38%	2.84%	4.72	%(b)	1.68%	4.95%

Supplemental Data
Net assets, end of year (000)	$39,735	$45,753	$38,168		$23,488	$36,246

Portfolio turnover rate(e)	11%	12%		21%	12%	14%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:

• Net investment income per share by $0.42.

• Total return by 1.05%.

• Ratio of net investment income to average net assets by 1.32%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$57.18	$43.23	$40.03	$38.93	$34.54

Net investment income(a)	1.33	0.78	0.71	0.53	0.70
Net realized and unrealized gain(b)	6.19	13.87	3.16	1.26	4.26

Net increase from investment operations	7.52	14.65	3.87	1.79	4.96

Distributions(c)
From net investment income	(1.27)	(0.70)	(0.67)	(0.69)	(0.57)

Total distributions	(1.27)	(0.70)	(0.67)	(0.69)	(0.57)

Net asset value, end of year	$63.43	$57.18	$43.23	$40.03	$38.93

Total Return
Based on net asset value	13.22%	34.12%	9.72%	4.61%	14.21%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	2.09%	1.65%	1.73%	1.36%	1.72%

Supplemental Data
Net assets, end of year (000)	$60,260	$40,025	$23,779	$26,023	$36,983

Portfolio turnover rate(d)	14%	14%	12%	18%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Ireland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$43.80	$38.94	$40.34	$35.27		$31.16

Net investment income(a)	0.61	0.47	0.49	0.52	(b)	0.47
Net realized and unrealized gain (loss)(c)	2.62	4.94	(1.33)	5.43		4.32

Net increase (decrease) from investment operations	3.23	5.41	(0.84)	5.95		4.79

Distributions(d)
From net investment income	(0.78)	(0.55)	(0.56)	(0.62)		(0.68)
From net realized gain	—	—	—	(0.26)		—

Total distributions	(0.78)	(0.55)	(0.56)	(0.88)		(0.68)

Net asset value, end of year	$46.25	$43.80	$38.94	$40.34		$35.27

Total Return
Based on net asset value	7.38%	13.99%	(2.12)%	17.10%		15.45%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%		0.48%

Net investment income	1.31%	1.19%	1.27%	1.41	%(b)	1.30%

Supplemental Data
Net assets, end of year (000)	$69,381	$67,883	$124,596	$177,496		$126,979

Portfolio turnover rate(e)	20%	14%	31%	26%		31%

(a)	Based on average shares outstanding.
(b)	Includes a special distribution from Paddy Power PLC. Excluding such special distribution, the net investment income would have been $0.34 per share and 0.94% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$46.26	$46.90	$32.17	$40.88	$34.14

Net investment income(a)	1.71	1.96	1.21	1.87	1.68
Net realized and unrealized gain (loss)(b)	2.86	(0.39)	14.76	(8.57)	6.78

Net increase (decrease) from investment operations	4.57	1.57	15.97	(6.70)	8.46

Distributions(c)
From net investment income	(1.72)	(2.21)	(1.24)	(2.01)	(1.72)

Total distributions	(1.72)	(2.21)	(1.24)	(2.01)	(1.72)

Net asset value, end of year	$49.11	$46.26	$46.90	$32.17	$40.88

Total Return
Based on net asset value	10.02%	3.95%	50.49%	(17.01)%	25.02%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.58%	4.45%	3.05%	4.83%	4.17%

Supplemental Data
Net assets, end of year (000)	$142,406	$175,790	$171,183	$64,344	$159,446

Portfolio turnover rate(d)	14%	9%	11%	14%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$25.07	$20.36	$20.40	$31.83	$28.33

Net investment income(a)	0.72	0.69	0.64	0.64	1.09
Net realized and unrealized gain (loss)(b)	2.56	4.70	(0.06)	(11.49)	3.43

Net increase (decrease) from investment operations	3.28	5.39	0.58	(10.85)	4.52

Distributions(c)
From net investment income	(0.68)	(0.68)	(0.62)	(0.58)	(1.02)

Total distributions	(0.68)	(0.68)	(0.62)	(0.58)	(1.02)

Net asset value, end of year	$27.67	$25.07	$20.36	$20.40	$31.83

Total Return
Based on net asset value	13.21%	27.10%	2.89%	(34.32)%	15.91%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	2.67%	3.11%	3.23%	2.60%	3.48%

Supplemental Data
Net assets, end of year (000)	$30,434	$32,589	$26,462	$30,595	$22,280

Portfolio turnover rate(d)	13%	10%	19%	14%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark(a)	Non-diversified
MSCI Finland(b)	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland(c)	Non-diversified
MSCI New Zealand(d)	Non-diversified
MSCI Norway(e)	Non-diversified

(a)	Formerly the iShares MSCI Denmark Capped ETF.
(b)	Formerly the iShares MSCI Finland Capped ETF.
(c)	Formerly the iShares MSCI Ireland Capped ETF.
(d)	Formerly the iShares MSCI New Zealand Capped ETF.
(e)	Formerly the iShares MSCI Norway Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Denmark
Citigroup Global Markets Inc.	$5,044	$5,044		$—	$—
Deutsche Bank Securities Inc.	46,673	46,673		—	—
HSBC Bank PLC	214,908	214,908		—	—
Merrill Lynch, Pierce, Fenner & Smith	153,021	153,021		—	—
Morgan Stanley & Co. LLC	303,560	303,560		—	—

	$723,206	$723,206		$—	$—

MSCI Finland
Citigroup Global Markets Inc.	$221,117	$221,117		$—	$—
Credit Suisse Securities (USA) LLC	22,591	22,591		—	—
Deutsche Bank Securities Inc.	71,279	71,279		—	—
Morgan Stanley & Co. LLC	78,642	78,642		—	—
UBS AG	16,087	16,087		—	—

	$409,716	$409,716		$—	$—

MSCI Germany Small-Cap
Barclays Capital Inc.	$80,188	$80,188		$—	$—
BNP Paribas Securities Corp.	163,311	163,311		—	—
Citigroup Global Markets Inc.	15,344	15,344		—	—
Deutsche Bank Securities Inc.	236,276	236,276		—	—
Goldman Sachs & Co.	1,412,851	1,412,851		—	—
HSBC Bank PLC	22,339	22,339		—	—
JPMorgan Securities LLC	1,812,474	1,812,474		—	—
Merrill Lynch, Pierce, Fenner & Smith	675,193	675,193		—	—
Morgan Stanley & Co. LLC	2,609,432	2,609,432		—	—
UBS AG	272,030	272,030		—	—

	$7,299,438	$7,299,438		$—	$—

MSCI New Zealand
Barclays Capital Inc.	$163,121	$163,121		$—	$—
Macquarie Bank Limited	13,176,628	13,176,628		—	—
State Street Bank & Trust Company	415,470	415,470		—	—

	$13,755,219	$13,755,219		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Norway
Citigroup Global Markets Inc.	$102,973	$102,973		$—	$—
Deutsche Bank Securities Inc.	139,819	139,819		—	—
Goldman Sachs &Co.	99,671	99,671		—	—
Merrill Lynch, Pierce, Fenner & Smith	69,400	69,400		—	—
Morgan Stanley & Co. LLC	381,817	381,817		—	—
Nomura Securities International Inc.	129,708	114,866		—	(14,842	)(b)

	$923,388	$908,546		$—	$(14,842)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway	0.53

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Denmark	$3,848
MSCI Finland	2,317
MSCI Germany Small-Cap	100,844
MSCI New Zealand	7,343
MSCI Norway	9,842

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark	$659,772	$2,364,331
MSCI Finland	750,918	563,544
MSCI Germany Small-Cap	50,662	552,889
MSCI Ireland	1,036,969	1,372,992
MSCI New Zealand	166,300	1,296,867
MSCI Norway	691,410	642,513

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark	$7,162,776	$7,315,295
MSCI Finland	4,826,402	5,089,326
MSCI Germany Small-Cap	25,268,211	8,854,876
MSCI Ireland	13,606,818	13,972,719
MSCI New Zealand	23,312,387	21,022,994
MSCI Norway	4,653,064	4,741,418

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$26,281,310	$52,269,060
MSCI Finland	16,467,720	24,287,162
MSCI Germany Small-Cap	38,082,921	38,374,161
MSCI Ireland	9,403,637	11,659,957
MSCI New Zealand	47,993,218	91,560,254
MSCI Norway	15,235,558	20,419,807

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions, realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Denmark	$9,420,997	$407,311	$(9,828,308)
MSCI Finland	4,348,865	25,012	(4,373,877)
MSCI Germany Small-Cap	11,226,681	45,695	(11,272,376)
MSCI Ireland	1,729,313	148,996	(1,878,309)
MSCI New Zealand	12,988,729	113,220	(13,101,949)
MSCI Norway	3,338,675	(8,276)	(3,330,399)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Denmark
Ordinary income	$1,199,663	$836,072

MSCI Finland
Ordinary income	$1,829,682	$1,105,599

MSCI Germany Small-Cap
Ordinary income	$1,210,800	$381,496

MSCI Ireland
Ordinary income	$1,127,676	$871,114

MSCI New Zealand
Ordinary income	$5,177,401	$6,894,546

MSCI Norway
Ordinary income	$1,008,633	$906,184

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Notes to Financial Statements (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses	(b)	Total
MSCI Denmark	$116,653	$(1,837,134)	$(1,942,512)	$—		$(3,662,993)
MSCI Finland	—	(526,955)	1,004,384	(16,234)		461,195
MSCI Germany Small-Cap	501,045	(1,051,014)	(1,100,006)	—		(1,649,975)
MSCI Ireland	178,159	(6,536,962)	4,426,012	—		(1,932,791)
MSCI New Zealand	681,659	(8,176,361)	(392,846)	—		(7,887,548)
MSCI Norway	27,434	(4,928,216)	(234,848)	—		(5,135,630)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the foreign withholding tax reclaims and the characterization of corporate actions.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI Denmark	$1,837,134
MSCI Finland	526,955
MSCI Germany Small-Cap	1,051,014
MSCI Ireland	6,536,962
MSCI New Zealand	8,176,361
MSCI Norway	4,928,216

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Denmark	$164,389
MSCI Finland	158,219
MSCI New Zealand	929,934

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$42,851,190	$3,109,171	$(5,063,646)	$(1,954,475)
MSCI Finland	39,157,312	3,959,115	(3,150,661)	808,454
MSCI Germany Small-Cap	68,999,155	5,856,563	(6,957,232)	(1,100,669)
MSCI Ireland	64,758,601	10,024,026	(5,599,085)	4,424,941
MSCI New Zealand	156,857,148	14,315,018	(14,701,277)	(386,259)
MSCI Norway	31,559,301	2,594,090	(2,828,923)	(234,833)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI Denmark
Shares sold	400,000	$26,929,995	350,000	$18,534,807
Shares redeemed	(800,000)	(53,099,106)	(200,000)	(11,881,614)

Net increase (decrease)	(400,000)	$(26,169,111)	150,000	$6,653,193

MSCI Finland
Shares sold	400,000	$16,562,867	450,000	$16,349,774
Shares redeemed	(600,000)	(24,405,451)	(450,000)	(15,140,002)

Net increase (decrease)	(200,000)	$(7,842,584)	—	$1,209,772

MSCI Germany Small-Cap
Shares sold	850,000	$54,026,908	300,000	$16,661,561
Shares redeemed	(600,000)	(38,644,649)	(150,000)	(7,405,237)

Net increase	250,000	$15,382,259	150,000	$9,256,324

MSCI Ireland

Shares sold	200,000	$9,429,760	—	$—
Shares redeemed	(250,000)	(11,725,942)	(1,650,000)	(61,944,840)

Net decrease	(50,000)	$(2,296,182)	(1,650,000)	$(61,944,840)

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI New Zealand
Shares sold	1,050,000	$50,851,465	1,650,000	$73,025,811
Shares redeemed	(1,950,000)	(92,325,267)	(1,500,000)	(64,193,780)

Net increase (decrease)	(900,000)	$(41,473,802)	150,000	$8,832,031

MSCI Norway
Shares sold	600,000	$15,881,621	400,000	$8,971,994
Shares redeemed	(800,000)	(21,138,447)	(400,000)	(9,006,484)

Net decrease	(200,000)	$(5,256,826)	—	$(34,490)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Fund, under the approval of the Board, plans to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued an estimated liability for the IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Denmark ETF, iShares MSCI Finland ETF,

iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF,

iShares MSCI New Zealand ETF and iShares MSCI Norway ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Denmark	$1,613,734
MSCI Finland	1,822,602
MSCI Germany Small-Cap	1,411,084
MSCI Ireland	1,139,700
MSCI New Zealand	6,576,959
MSCI Norway	1,454,978

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$1,633,596	$185,278
MSCI Finland	1,823,219	—
MSCI Germany Small-Cap	1,454,361	143,262
MSCI Ireland	1,265,804	22,951
MSCI New Zealand	7,114,822	1,019,240
MSCI Norway	1,495,683	331,243

I M P O R T A N T T A X I N F O R M A T I O N	55

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Denmark ETF and iShares MSCI Norway ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Finland ETF and iShares MSCI Germany Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

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composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Ireland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional

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information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI New Zealand ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based

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Board Review and Approval of Investment Advisory Contract (continued)

on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	63

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Finland	$1.511635	$—	$—	$1.511635	100%	—%	—%	100%
MSCI Germany Small-Cap	1.274526	—	—	1.274526	100	—	—	100
MSCI Ireland	0.769001	—	0.012068	0.781069	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Denmark ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	153	11.05
Greater than 0.0% and Less than 0.5%	604	43.65
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	464	33.54
Less than –0.5% and Greater than –1.0%	85	6.14
Less than –1.0% and Greater than –1.5%	15	1.08
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.5% and Greater than –3.0%	1	0.07

	1,384	100.00%

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Supplemental Information (unaudited) (continued)

iShares MSCI Finland ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	32	2.31
Greater than 0.5% and Less than 1.0%	180	13.01
Greater than 0.0% and Less than 0.5%	538	38.88
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	457	33.02
Less than –0.5% and Greater than –1.0%	104	7.51
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

iShares MSCI Germany Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	19	1.37
Greater than 0.5% and Less than 1.0%	128	9.25
Greater than 0.0% and Less than 0.5%	512	37.00
At NAV	28	2.02
Less than 0.0% and Greater than –0.5%	527	38.09
Less than –0.5% and Greater than –1.0%	136	9.83
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	2	0.14

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	65

Supplemental Information (unaudited) (continued)

iShares MSCI Ireland ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	112	8.09
Greater than 1.0% and Less than 1.5%	273	19.73
Greater than 0.5% and Less than 1.0%	242	17.49
Greater than 0.0% and Less than 0.5%	292	21.10
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	356	25.73
Less than –0.5% and Greater than –1.0%	64	4.62
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –6.0%	1	0.07

	1,384	100.00%

iShares MSCI New Zealand ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.14%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	20	1.45
Greater than 0.5% and Less than 1.0%	145	10.48
Greater than 0.0% and Less than 0.5%	521	37.64
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	489	35.33
Less than –0.5% and Greater than –1.0%	142	10.26
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07

	1,384	100.00%

iShares MSCI Norway ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	34	2.46
Greater than 0.5% and Less than 1.0%	183	13.22
Greater than 0.0% and Less than 0.5%	503	36.35
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	458	33.10
Less than –0.5% and Greater than –1.0%	125	9.03
Less than –1.0% and Greater than –1.5%	32	2.31
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,384	100.00%

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006- 2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	67

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Sky Bridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	69

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares MSCI India ETF | INDA | Cboe BZX

▶	iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	5.26%	12.73%	6.02%	5.26%	82.07%	46.92%
Fund Market	5.60	12.90	6.02	5.60	83.44	46.87
Index	7.12	13.77	6.90	7.12	90.57	55.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,024.40	$ 3.42		$ 1,000.00	$ 1,021.80	$ 3.41		0.67%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

India was one of the world’s fastest-growing major economies during the reporting period as the country recovered from the short-term setbacks of long-term reform measures, including retiring older paper currency in 2016 and implementing a value-added tax in 2017. Rising construction spending and manufacturing growth helped stimulate the economy, as did generally accommodative monetary policy from the Reserve Bank of India. Robust economic growth coupled with strong corporate earnings drove the Index’s gains and helped the Indian equity market hit an all-time high during the reporting period.

Led by software and services companies, the information technology sector contributed the most to the Index’s return. Indian IT services stocks gained on improving earnings, driven by both a shift toward more lucrative businesses—such as cloud computing and big data—and growth in core industries.

The consumer staples, energy, and financials sectors also contributed to the Index’s return. Consumer staples stocks advanced as consumers recovered from the value-added tax’s effect and as price reductions drove increased sales volumes. In the energy sector, rising oil prices contributed to robust earnings growth. Private sector banks and consumer finance stocks contributed the most to performance in the financials sector, benefiting from growing interest margins and stable-to-improving asset quality.

On the downside, the materials sector weighed on the Index’s return. Metals and mining stocks detracted the most due to falling base metal prices late in the reporting period, as well as stricter environmental regulations. Construction materials stocks also declined amid weak demand for cement. Intensified price competition made the telecommunications services sector another detractor from the Index’s return. Consumer discretionary and industrials stocks also detracted from the Index’s performance, driven by automakers and transportation stocks, respectively.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	22.9%
Information Technology	16.5
Energy	13.9
Consumer Discretionary	11.8
Consumer Staples	11.2
Materials	8.7
Health Care	5.5
Industrials	4.4
Utilities	3.0
Telecommunication Services	2.1

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Reliance Industries Ltd.	10.3%
Housing Development Finance Corp. Ltd.	9.0
Infosys Ltd.	7.3
Tata Consultancy Services Ltd.	5.5
Axis Bank Ltd.	3.4
Hindustan Unilever Ltd.	3.4
ITC Ltd.	3.2
Maruti Suzuki India Ltd.	2.8
ICICI Bank Ltd.	2.4
Mahindra & Mahindra Ltd.	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.36)%	24.93%	10.29%	(2.36)%	204.33%	90.19%
Fund Market	(2.47)	25.06	10.28	(2.47)	205.94	90.06
Index	(1.15)	25.69	11.09	(1.15)	213.63	99.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 907.80	$ 3.65		$ 1,000.00	$ 1,021.40	$ 3.87		0.76%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Indian small-capitalization stocks declined slightly for the reporting period. The accommodative monetary policy of the Reserve Bank of India gave way to the country’s first interest-rate increase since 2014, and the decline of the Indian rupee and rising oil prices led to some concerns about potential impact on economic growth. Small-capitalization stocks were also adversely affected by market regulators’ introduction of “additional surveillance measures” for volatile stocks, which can slow or stop trading of those stocks.

From a sector perspective, the financials sector detracted the most from the Index’s return. Rising interest rates, a declining Indian rupee, heavy flood damage in the Kerala region, and an increase in bad loans all weighed on the banking sector.

The industrials and materials sectors also detracted from the Index’s return. Although manufacturing activity began to recover, fluctuating demand and slower-than-expected growth weighed on industrials stocks. In the materials sector, construction materials stocks declined on slow demand growth, pricing pressures, and cost increases.

In contrast, the information technology sector contributed the most to the Index’s return, led by software and services companies. Indian IT services stocks gained on improving earnings, driven by both a shift toward more lucrative businesses—such as cloud computing and big data—and growth in core industries.

Consumer discretionary stocks also contributed to the Index’s return, driven by consumer durables, particularly textiles and apparel makers. A healthy monsoon season helped create more disposable income in rural areas, and public investment also contributed to an overall increase in consumer spending, which was a key contributor to the advance in the consumer discretionary sector.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	21.3%
Consumer Discretionary	19.3
Industrials	16.4
Materials	11.8
Information Technology	9.2
Health Care	8.9
Utilities	5.0
Consumer Staples	4.2
Real Estate	2.4
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Indiabulls Ventures Ltd.	1.7%
Edelweiss Financial Services Ltd.	1.6
Federal Bank Ltd.	1.6
Mindtree Ltd.	1.4
Apollo Hospitals Enterprise Ltd.	1.4
Balkrishna Industries Ltd.	1.4
Jubilant Foodworks Ltd.	1.3
Info Edge India Ltd.	1.3
Mphasis Ltd.	1.3
Dewan Housing Finance Corp. Ltd.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Consolidated Schedule of Investments	iShares® MSCI India ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
InterGlobe Aviation Ltd.(a)	961,584	$12,592,902

Auto Components — 1.4%
Bharat Forge Ltd.	2,183,323	20,903,199
Bosch Ltd.	76,347	23,671,028
Motherson Sumi Systems Ltd.	6,582,530	28,222,941

		72,797,168
Automobiles — 8.3%
Bajaj Auto Ltd.	874,645	33,848,812
Eicher Motors Ltd.	139,254	55,091,485
Hero MotoCorp Ltd.	520,389	23,873,273
Mahindra & Mahindra Ltd.	7,774,537	105,810,762
Maruti Suzuki India Ltd.	1,101,983	141,331,005
Tata Motors Ltd.(b)	16,551,859	62,425,721

		422,381,058
Banks — 9.0%
Axis Bank Ltd.(b)	18,733,889	171,487,671
ICICI Bank Ltd.	24,797,180	119,779,544
State Bank of India(b)	18,603,859	81,207,659
Yes Bank Ltd.	17,779,464	86,106,990

		458,581,864
Beverages — 0.5%
United Spirits Ltd.(b)	3,029,447	26,919,638

Chemicals — 2.3%
Asian Paints Ltd.	2,999,261	58,036,845
Pidilite Industries Ltd.	1,270,275	20,930,288
UPL Ltd.	3,716,148	37,477,812

		116,444,945
Construction & Engineering — 1.9%
Larsen & Toubro Ltd.	4,966,801	95,906,414

Construction Materials — 3.1%
Ambuja Cements Ltd.	6,208,802	21,127,500
Grasim Industries Ltd.	3,425,952	51,563,473
Shree Cement Ltd.	87,144	23,253,308
UltraTech Cement Ltd.	1,001,801	63,214,400

		159,158,681
Consumer Finance — 2.4%
Bajaj Finance Ltd.	1,807,095	72,781,905
Mahindra & Mahindra Financial Services Ltd.	3,155,035	21,759,015
Shriram Transport Finance Co. Ltd.	1,537,219	28,951,441

		123,492,361
Diversified Financial Services — 0.2%
Rural Electrification Corp. Ltd.	7,204,469	12,168,913

Diversified Telecommunication Services — 0.3%
Bharti Infratel Ltd.	3,470,061	14,036,559

Electric Utilities — 1.2%
Power Grid Corp. of India Ltd.	16,358,362	46,473,766
Tata Power Co. Ltd. (The)	11,558,451	12,499,367

		58,973,133
Electrical Equipment — 0.7%
Bharat Heavy Electricals Ltd.	9,183,914	10,436,523
Havells India Ltd.	2,606,322	26,650,712

		37,087,235

Security	Shares	Value

Food & Staples Retailing —0.6%
Avenue Supermarts Ltd.(a)(b)	1,300,943	$29,430,049

Food Products — 1.3%
Britannia Industries Ltd.	300,325	28,525,608
Nestle India Ltd.	241,181	39,384,835

		67,910,443
Gas Utilities — 0.9%
GAIL India Ltd.	8,226,463	43,170,047

Household Products — 3.3%
Hindustan Unilever Ltd.	6,768,444	169,873,737

Independent Power and Renewable Electricity Producers — 1.0%
NTPC Ltd.	20,625,821	49,873,330

Industrial Conglomerates — 0.2%
Siemens Ltd.	742,355	10,673,291

Insurance — 0.8%
Bajaj Finserv Ltd.	398,063	37,871,021

IT Services — 16.5%
HCL Technologies Ltd.	5,805,034	85,647,808
Infosys Ltd.	18,211,796	370,032,523
Tata Consultancy Services Ltd.	9,577,084	280,643,787
Tech Mahindra Ltd.	4,902,485	52,932,772
Wipro Ltd.	11,788,058	50,068,239

		839,325,129
Machinery — 0.4%
Ashok Leyland Ltd.	12,236,911	22,265,006

Media — 0.7%
Zee Entertainment Enterprises Ltd.	5,005,363	35,282,159

Metals & Mining — 3.2%
Hindalco Industries Ltd.	12,167,817	40,821,728
JSW Steel Ltd.	8,817,982	49,276,638
Tata Steel Ltd.	3,639,753	30,816,118
Vedanta Ltd.	13,560,274	43,533,591

		164,448,075
Oil, Gas &Consumable Fuels — 13.9%
Bharat Petroleum Corp. Ltd.	7,913,399	40,400,300
Coal India Ltd.	7,116,852	28,692,675
Hindustan Petroleum Corp. Ltd.	6,353,006	22,733,373
Indian Oil Corp. Ltd.	15,183,655	33,299,625
Oil & Natural Gas Corp. Ltd.	14,713,423	37,350,795
Petronet LNG Ltd.	6,253,687	21,870,987
Reliance Industries Ltd.	29,715,048	520,197,943

		704,545,698
Personal Products — 2.2%
Dabur India Ltd.	5,507,999	37,178,823
Godrej Consumer Products Ltd.	2,485,479	50,887,906
Marico Ltd.	4,709,053	24,529,136

		112,595,865
Pharmaceuticals — 5.5%
Aurobindo Pharma Ltd.	2,748,062	27,615,744
Cadila Healthcare Ltd.	2,134,055	12,118,090
Cipla Ltd./India.	3,608,390	33,687,040
Dr. Reddy’s Laboratories Ltd.	1,192,866	41,911,451
Glenmark Pharmaceuticals Ltd.	1,441,083	13,524,709
Lupin Ltd.	2,309,072	30,324,247

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued)	iShares® MSCI India ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Piramal Enterprises Ltd.	847,027	$38,212,575
Sun Pharmaceutical Industries Ltd.	8,752,475	80,563,308

		277,957,164
Road & Rail — 0.3%
Container Corp. of India Ltd.	1,727,352	15,875,285

Textiles, Apparel & Luxury Goods — 1.4%
Page Industries Ltd.	56,965	27,642,096
Titan Co. Ltd.	3,238,630	40,725,882

		68,367,978
Thrifts & Mortgage Finance — 10.4%
Housing Development Finance Corp. Ltd.	16,632,131	453,978,238
Indiabulls Housing Finance Ltd.	2,890,093	51,311,744
LIC Housing Finance Ltd.	3,103,404	22,792,170

		528,082,152
Tobacco — 3.2%
ITC Ltd.	35,616,858	160,618,277

Transportation Infrastructure — 0.6%
Adani Ports & Special Economic Zone Ltd.	5,396,285	29,151,218

Wireless Telecommunication Services — 1.8%
Bharti Airtel Ltd.	14,582,452	78,919,641
Idea Cellular Ltd.(b)	20,446,828	14,226,763

		93,146,404

Total Common Stocks — 99.8% (Cost: $3,695,096,669)		5,071,003,199

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	40,830,082	$40,830,082

Total Short-Term Investments — 0.8% (Cost: $40,830,082)		40,830,082

Total Investments in Securities — 100.6% (Cost: $3,735,926,751)		5,111,833,281

Other Assets, Less Liabilities — (0.6)%		(29,713,253)

Net Assets — 100.0%		$5,082,120,028

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)

BlackRock Cash Funds: Treasury, SL Agency Shares	20,118,019	20,712,063	40,830,082	$40,830,082	$920,669	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini	125	09/21/18	$6,593	$94,720

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI India ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts Net unrealized appreciation(a)	$94,720

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$709,771

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$94,720

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$7,078,513

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,071,003,199	$—	$—	$5,071,003,199
Money Market Funds	40,830,082	—	—	40,830,082

	$5,111,833,281	$—	$—	$5,111,833,281

Derivative financial instruments(a)
Assets
Futures Contracts	$94,720	$—	$—	$94,720

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments	iShares® MSCI India Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
Allcargo Logistics Ltd.	162,688	$270,779
Blue Dart Express Ltd.	12,928	632,463

		903,242
Airlines — 0.3%
Jet Airways India Ltd.(a)	74,496	296,771
SpiceJet Ltd.(a)	387,456	431,834

		728,605
Auto Components — 6.1%
Apollo Tyres Ltd.	675,584	2,394,626
Asahi India Glass Ltd.	136,832	657,959
Balkrishna Industries Ltd.	201,216	3,858,570
Ceat Ltd.	49,024	958,275
Endurance Technologies Ltd.(b)	74,502	1,594,110
Exide Industries Ltd.	529,920	2,130,103
JK Tyre & Industries Ltd.	157,582	285,831
Mahindra CIE Automotive Ltd.(a)	237,824	886,899
Minda Industries Ltd.	164,224	995,746
Sundram Fasteners Ltd.	129,280	1,203,827
Suprajit Engineering Ltd.	87,040	295,262
Tube Investments of India Ltd.	178,432	737,741
WABCO India Ltd.	12,288	1,240,594

		17,239,543
Banks — 6.8%
Allahabad Bank(a)	599,552	360,528
Canara Bank	388,224	1,552,868
City Union Bank Ltd.	683,648	1,952,350
DCB Bank Ltd.	406,272	1,023,610
Federal Bank Ltd.	3,843,712	4,395,059
IDFC Bank Ltd.	3,612,032	2,424,106
Indian Bank(a)	253,952	1,190,340
Jammu & Kashmir Bank Ltd. (The)(a)	537,984	419,457
Karnataka Bank Ltd. (The)	394,675	665,246
Karur Vysya Bank Ltd. (The)	861,312	1,136,657
RBL Bank Ltd.(b)	264,320	2,337,565
South Indian Bank Ltd. (The)	1,315,328	325,465
Union Bank of India(a)	640,640	810,665
Vijaya Bank	727,936	656,337

		19,250,253
Beverages — 0.8%
Radico Khaitan Ltd.	137,856	958,901
Varun Beverages Ltd.	112,896	1,304,111

		2,263,012
Building Products — 1.3%
Astral Polytechnik Ltd.	74,368	1,160,089
Blue Star Ltd.	61,440	585,326
Cera Sanitaryware Ltd.	12,800	494,305
Kajaria Ceramics Ltd.	168,064	1,110,968
Sintex Plastics Technology Ltd., Class L(a)	29,963	15,969
Somany Ceramics Ltd.	45,568	303,856

		3,670,513
Capital Markets — 6.4%
BSE Ltd.	35,542	370,723
Care Ratings Ltd.	55,680	1,017,570
Central Depository Services India Ltd.	68,995	253,893
CRISIL Ltd.	49,280	1,226,507
Edelweiss Financial Services Ltd.	1,171,840	4,630,277
IIFL Holdings Ltd.	248,192	2,535,415

Security	Shares	Value

Capital Markets (continued)
Indiabulls Ventures Ltd.	445,440	$4,846,214
Indian Energy Exchange Ltd.(a)(b)	17,024	418,170
JM Financial Ltd.	526,976	894,562
Motilal Oswal Financial Services Ltd.	92,032	1,080,554
Multi Commodity Exchange of India Ltd.	23,296	271,992
Tata Investment Corp. Ltd.	36,480	414,864

		17,960,741
Chemicals — 6.1%
Aarti Industries	54,229	1,051,301
Akzo Nobel India Ltd.	25,344	613,266
Atul Ltd.	19,584	892,496
BASF India Ltd.	27,904	772,387
Bayer CropScience Ltd./India	21,888	1,358,914
Chambal Fertilizers and Chemicals Ltd.	261,632	609,204
Coromandel International Ltd.	184,576	1,093,774
DCM Shriram Ltd.	87,040	471,855
Deepak Fertilisers & Petrochemicals Corp. Ltd.	60,160	214,172
Dhanuka Agritech Ltd.	33,377	259,505
EID Parry India Ltd.	155,928	475,525
Finolex Industries Ltd.	75,264	670,281
Gujarat Alkalies &Chemicals Ltd.	47,269	384,177
Gujarat Fluorochemicals Ltd.	71,552	780,476
Gujarat Narmada Valley Fertilizers &Chemicals Ltd.	99,715	550,760
Gulf Oil Lubricants India Ltd.	30,848	356,534
Himadri Speciality Chemical Ltd.	222,848	403,586
Monsanto India Ltd.	11,392	465,767
Phillips Carbon Black Ltd.	107,904	367,864
PI Industries Ltd.	144,640	1,573,525
Rain Industries Ltd.	220,424	588,460
Rallis India Ltd.	135,040	398,497
SH Kelkar &Co. Ltd.(b)	49,879	162,979
Sharda Cropchem Ltd.	61,428	348,988
Supreme Industries Ltd.	96,128	1,628,556
Vinati Organics Ltd.	32,640	650,119

		17,142,968
Communications Equipment — 0.6%
Sterlite Technologies Ltd.	249,472	1,275,565
Tejas Networks Ltd.(a)(b)	85,248	348,858

		1,624,423
Construction & Engineering — 5.0%
Ashoka Buildcon Ltd.	186,552	363,629
Dilip Buildcon Ltd.(b)	85,888	1,014,895
Engineers India Ltd.	402,688	728,147
Gayatri Projects Ltd.(a)	206,336	607,142
GE Power India Ltd.	42,752	458,344
GMR Infrastructure Ltd.(a)	5,515,392	1,640,786
Hindustan Construction Co. Ltd.(a)	1,345,152	269,310
IRB Infrastructure Developers Ltd.	371,456	996,642
Kalpataru Power Transmission Ltd.	101,888	512,915
KEC International Ltd.	162,048	689,991
KNR Constructions Ltd.	83,328	283,140
NBCC India Ltd.	1,139,328	1,157,379
NCC Ltd./India	1,103,872	1,535,355
PNC Infratech Ltd.	161,536	379,663
Sadbhav Engineering Ltd.	219,648	883,996
Techno Electric & Engineering Co. Ltd.(a)	70,608	262,517
Voltas Ltd.	258,048	2,236,801

		14,020,652

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI India Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials — 2.8%
Birla Corp. Ltd.	50,432	$540,610
Century Textiles & Industries Ltd.	71,808	990,310
Dalmia Bharat Ltd.	55,936	2,069,024
HeidelbergCement India Ltd.	146,304	342,315
India Cements Ltd. (The)	457,728	815,732
JK Cement Ltd.	46,208	521,586
JK Lakshmi Cement Ltd.	81,280	378,288
Orient Cement Ltd.	138,985	226,526
Prism Johnson Ltd.	326,528	532,196
Ramco Cements Ltd. (The)	147,200	1,430,674

		7,847,261
Consumer Finance — 2.5%
Capital First Ltd.	118,272	1,074,393
Magma Fincorp Ltd.	349,184	753,496
Manappuram Finance Ltd.	1,080,448	1,524,863
Muthoot Finance Ltd.	251,392	1,451,083
Repco Home Finance Ltd.	82,944	637,052
Sundaram Finance Ltd.	70,400	1,580,089

		7,020,976
Containers & Packaging — 0.5%
Essel Propack Ltd.	214,656	368,472
HSIL Ltd.	82,121	369,060
Time Technoplast Ltd.	256,000	557,830
Uflex Ltd.	39,552	167,630

		1,462,992
Diversified Financial Services — 2.7%
IDFC Ltd.	2,029,952	1,506,875
IFCI Ltd.(a)	1,678,446	409,399
Power Finance Corp. Ltd.	1,671,040	1,988,485
Reliance Capital Ltd.	265,728	1,769,116
SREI Infrastructure Finance Ltd.	490,880	381,000
TI Financial Holdings Ltd.	186,368	1,541,368

		7,596,243
Diversified Telecommunication Services — 0.6%
Himachal Futuristic Communications Ltd.(a)	1,300,992	471,412
Tata Communications Ltd.	177,664	1,352,652

		1,824,064
Electric Utilities — 2.0%
CESC Ltd.	154,496	2,169,332
Reliance Infrastructure Ltd.	345,856	2,330,616
Torrent Power Ltd.	298,752	1,110,323

		5,610,271
Electrical Equipment — 3.3%
Amara Raja Batteries Ltd.	108,544	1,294,547
CG Power and Industrial Solutions Ltd.(a)	1,007,232	837,866
Finolex Cables Ltd.	179,840	1,388,236
GE T&D India Ltd.	168,448	653,949
Graphite India Ltd.	122,368	1,747,714
HEG Ltd.	20,864	1,247,391
KEI Industries Ltd.	91,776	541,653
Schneider Electric Infrastructure Ltd.(a)	164,736	249,684
Suzlon Energy Ltd.(a)	5,190,144	523,213
V-Guard Industries Ltd.	266,112	840,813

		9,325,066
Electronic Equipment, Instruments & Components — 0.4%
Redington India Ltd.	690,432	1,022,610

Security	Shares	Value

Food Products — 2.0%
Avanti Feeds Ltd.	86,400	$514,006
CCL Products India Ltd.	121,411	488,203
Kaveri Seed Co. Ltd.	80,512	729,562
KRBL Ltd.	123,008	666,321
Tata Global Beverages Ltd.	771,968	2,550,143
Venky’s India Ltd.	8,677	338,987
Zydus Wellness Ltd.	19,328	450,320

		5,737,542
Gas Utilities — 1.7%
Gujarat Gas Ltd.	86,272	942,012
Gujarat State Petronet Ltd.	342,784	930,346
Indraprastha Gas Ltd.	541,312	2,216,344
Mahanagar Gas Ltd.	60,160	734,333

		4,823,035
Health Care Providers & Services — 2.4%
Apollo Hospitals Enterprise Ltd.	235,648	3,929,446
Dr Lal PathLabs Ltd.(b)	51,072	753,339
Fortis Healthcare Ltd.(a)	810,496	1,675,243
Max India Ltd.(a)	356,352	443,140

		6,801,168
Hotels, Restaurants & Leisure — 3.1%
Cox & Kings Ltd.	191,872	610,841
EIH Ltd.	370,816	938,983
Indian Hotels Co. Ltd. (The)	1,239,168	2,397,925
Jubilant Foodworks Ltd.	172,800	3,774,733
Mahindra Holidays & Resorts India Ltd.	81,664	293,260
Thomas Cook India Ltd.	232,960	821,792

		8,837,534
Household Durables — 3.0%
Bajaj Electricals Ltd.	65,792	525,677
Crompton Greaves Consumer Electricals Ltd.	976,896	3,449,550
IFB Industries Ltd.(a)	21,632	357,208
Johnson Controls-Hitachi Air Conditioning India Ltd.	18,176	510,482
LA Opala RG Ltd.	34,304	120,914
Symphony Ltd.	44,288	681,808
TTK Prestige Ltd.	7,552	761,794
Whirlpool of India Ltd.	79,488	1,987,697

		8,395,130
Household Products — 0.4%
Eveready Industries India Ltd.	94,943	338,670
Jyothy Laboratories Ltd.	223,616	686,679

		1,025,349
Independent Power and Renewable Electricity Producers — 1.1%
Adani Power Ltd.(a)	2,011,264	1,003,842
JSW Energy Ltd.(a)	841,216	864,625
PTC India Ltd.	485,504	573,970
Reliance Power Ltd.(a)	1,487,744	791,841

		3,234,278
Industrial Conglomerates — 0.9%
Godrej Industries Ltd.	211,456	1,927,890
Jaiprakash Associates Ltd.(a)	2,893,568	487,523

		2,415,413
Insurance — 0.8%
Max Financial Services Ltd.(a)	345,088	2,179,964

Internet & Direct Marketing Retail — 0.4%
Infibeam Avenues Ltd.	338,944	1,090,527

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued)	iShares® MSCI India Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Internet Software & Services — 1.5%
Info Edge India Ltd.	156,956	$3,624,806
Just Dial Ltd.(a)	81,408	640,980

		4,265,786
IT Services — 5.2%
eClerx Services Ltd.	53,120	802,909
Firstsource Solutions Ltd.	426,624	453,233
Hexaware Technologies Ltd.	231,680	1,433,337
Larsen & Toubro Infotech Ltd.(b)	91,904	2,329,468
Mindtree Ltd.	256,128	4,025,391
Mphasis Ltd.	200,704	3,565,493
Persistent Systems Ltd.	101,760	1,187,382
Sonata Software Ltd.	80,640	402,027
Vakrangee Ltd.	750,080	410,329

		14,609,569
Life Sciences Tools & Services — 0.5%
Dishman Carbogen Amcis Ltd.(a)	103,168	430,847
Syngene International Ltd.(b)	123,648	1,037,108

		1,467,955
Machinery — 3.6%
AIA Engineering Ltd.	96,256	2,386,849
BEML Ltd.	28,594	338,808
Carborundum Universal Ltd.	123,648	646,951
Cochin Shipyard Ltd.(b)	89,600	533,801
Escorts Ltd.	155,648	1,908,671
Force Motors Ltd.	9,344	324,429
Greaves Cotton Ltd.	165,647	363,751
ISGEC Heavy Engineering Ltd.	5,024	448,384
Jain Irrigation Systems Ltd.	801,536	963,408
Lakshmi Machine Works Ltd.	7,040	714,117
Thermax Ltd.	74,368	1,080,453
Timken India Ltd.	47,488	463,757

		10,173,379
Marine — 0.1%
Shipping Corp. of India Ltd.(a)	296,448	227,165

Media — 1.6%
Chennai Super Kings Cricket Ltd.(a)	206,787	6,560
Dish TV India Ltd.(a)	1,934,336	1,951,347
Inox Leisure Ltd.(a)	116,096	413,388
Jagran Prakashan Ltd.	213,760	380,798
Navneet Education Ltd.	158,916	306,736
PVR Ltd.	30,690	593,993
TV18 Broadcast Ltd.(a)	1,165,184	756,514

		4,409,336
Metals & Mining —2.1%
APL Apollo Tubes Ltd.	15,616	359,938
Jindal Saw Ltd.	314,421	412,719
Jindal Stainless Ltd.(a)	3,141	2,980
Jindal Steel & Power Ltd.(a)	1,017,216	3,165,971
MOIL Ltd.	174,720	453,389
National Aluminium Co. Ltd.	1,224,064	1,291,781
Welspun Corp. Ltd.	146,944	345,781

		6,032,559
Multiline Retail — 0.5%
Shoppers Stop Ltd.	56,864	500,322
V-Mart Retail Ltd.	21,120	947,771

		1,448,093

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.7%
Aegis Logistics Ltd.	210,304	$653,955
Chennai Petroleum Corp. Ltd.	101,632	450,870
Great Eastern Shipping Co. Ltd. (The)	132,500	569,408
Gujarat Mineral Development Corp. Ltd.	208,128	337,019

		2,011,252
Paper & Forest Products — 0.2%
Century Plyboards India Ltd.	144,512	455,075
Greenply Industries Ltd.	82,921	237,915

		692,990
Personal Products — 0.8%
Bajaj Corp. Ltd.	131,088	797,049
Gillette India Ltd.	16,768	1,565,679

		2,362,728
Pharmaceuticals — 6.0%
Ajanta Pharma Ltd.(a)	54,656	979,244
Alembic Pharmaceuticals Ltd.	116,096	981,458
Caplin Point Laboratories Ltd.	48,768	301,026
Eris Lifesciences Ltd.(a)(b)	89,216	913,025
FDC Ltd./India	108,800	377,284
Granules India Ltd.	324,992	529,921
Ipca Laboratories Ltd.	113,280	1,232,363
Jubilant Life Sciences Ltd.	186,240	1,896,372
Laurus Labs Ltd.(b)	96,128	594,242
Natco Pharma Ltd.	235,136	2,584,876
Pfizer Ltd./India	29,827	1,522,885
Sanofi India Ltd.	14,080	1,270,533
Shilpa Medicare Ltd.	74,496	525,953
Solara Active Pharma Sciences Ltd.(a)	26,128	129,689
Strides Pharma Science Ltd.	115,456	808,381
Sun Pharma Advanced Research Co. Ltd.(a)	161,664	914,123
Suven Life Sciences Ltd.	110,592	435,967
Unichem Laboratories Ltd.	75,354	244,943
Wockhardt Ltd.(a)	72,576	679,342

		16,921,627
Professional Services — 0.7%
Quess Corp. Ltd.(a)(b)	94,080	1,296,006
TeamLease Service Ltd.(a)	22,016	806,515

		2,102,521
Real Estate Management & Development — 2.4%
Godrej Properties Ltd.(a)	133,376	1,293,212
Indiabulls Real Estate Ltd.(a)	563,200	1,225,638
NESCO Ltd.	39,269	273,895
Oberoi Realty Ltd.	132,864	825,831
Phoenix Mills Ltd. (The)	158,720	1,403,559
Prestige Estates Projects Ltd.	286,080	956,138
Sobha Ltd.	111,616	723,190

		6,701,463
Road & Rail — 0.1%
VRL Logistics Ltd.(a)	56,960	253,173

Software — 1.6%
KPIT Technologies Ltd.	356,992	1,525,085
NIIT Technologies Ltd.	78,080	1,548,583
Tata Elxsi Ltd.	38,912	787,745
Zensar Technologies Ltd.	30,737	724,999

		4,586,412
Specialty Retail — 0.5%
Future Lifestyle Fashions Ltd.	116,480	715,619

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI India Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Shankara Building Products Ltd.	26,240	$590,810

		1,306,429
Technology Hardware, Storage & Peripherals — 0.0%
Ricoh India Ltd.(a)(c)	9,870	—

Textiles, Apparel & Luxury Goods — 4.1%
Aditya Birla Fashion and Retail Ltd.(a)	483,456	1,353,040
Arvind Ltd.	333,824	1,879,124
Bata India Ltd.	80,000	1,220,874
Bombay Dyeing & Manufacturing Co. Ltd.	162,432	619,601
Himatsingka Seide Ltd.	64,768	265,186
KPR Mill Ltd.	49,611	473,543
Rajesh Exports Ltd.	195,072	1,824,582
Raymond Ltd.	70,528	838,515
SRF Ltd.	36,480	1,040,195
Vardhman Textiles Ltd.	38,016	589,646
VIP Industries Ltd.	88,192	775,964
Welspun India Ltd.	681,600	723,151

		11,603,421
Thrifts & Mortgage Finance — 2.1%
Can Fin Homes Ltd.	89,406	403,250
Dewan Housing Finance Corp. Ltd.	368,640	3,470,118
GRUH Finance Ltd.	457,472	2,163,319

		6,036,687
Tobacco — 0.2%
Godfrey Phillips India Ltd.	33,920	422,863

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Adani Enterprises Ltd.	348,800	$1,107,731

Transportation Infrastructure — 0.5%
Gateway Distriparks Ltd.	209,024	548,595
Gujarat Pipavav Port Ltd.	576,256	902,657

		1,451,252
Water Utilities — 0.1%
VA Tech Wabag Ltd.	74,368	407,195

Wireless Telecommunication Services — 0.2%
Reliance Communications Ltd.(a)	1,841,152	473,746

Total Common Stocks — 100.0% (Cost: $251,776,759)		282,128,707

Total Investments in Securities — 100.0% (Cost: $251,776,759)		282,128,707

Other Assets, Less Liabilities — 0.0%		135,695

Net Assets — 100.0%		$282,264,402

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity		Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	0	(b)	—	$—	$23,269	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$281,859,630	$269,077	$—	$282,128,707

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Statements of Assets and Liabilities
August 31, 2018

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$5,071,003,199	$282,128,707
Affiliated(b)	40,830,082	—
Cash	3,509,400	—
Cash pledged:
Futures contracts	329,000	—
Foreign currency, at value(c)	—	23,228
Receivables:
Investments sold	83,510,059	25,466,956
Variation margin on futures contracts	38,757	—
Dividends	2,839,773	197,524

Total assets	5,202,060,270	307,816,415

LIABILITIES
Bank overdraft	—	12,974,239
Deferred foreign capital gain tax	72,021,840	10,296
Payables:
Investments purchased	30,846,564	12,396,245
Capital shares redeemed	14,283,899	—
Investment advisory fees	2,787,939	171,233

Total liabilities	119,940,242	25,552,013

NET ASSETS	$5,082,120,028	$282,264,402

NET ASSETS CONSIST OF:
Paid-in capital	$4,258,443,356	$270,216,527
Undistributed (distributions in excess of) net investment income	28,262,202	(785,842)
Accumulated net realized loss	(508,507,359)	(17,492,073)
Net unrealized appreciation	1,303,921,829	30,325,790

NET ASSETS	$5,082,120,028	$282,264,402

Shares outstanding	142,450,000	6,400,000

Net asset value	$35.68	$44.10

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$3,695,096,669	$251,776,759
(b) Investments, at cost — Affiliated	$40,830,082	$—
(c) Foreign currency, at cost	$—	$24,086

See notes to consolidated financial statements.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations
Year Ended August 31, 2018

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$72,908,951	$2,169,580
Dividends — Affiliated	920,669	23,269
Interest — Unaffiliated	135	—

Total investment income	73,829,755	2,192,849

EXPENSES
Investment advisory fees	33,644,899	2,102,884
Proxy fees	547	18
Mauritius income taxes	2,224,684	95,284

Total expenses	35,870,130	2,198,186

Net investment income (loss)	37,959,625	(5,337)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(48,696,443)	(5,902,761)
Futures contracts	709,771	—
Foreign currency transactions	250,412	(39,519)

Net realized loss	(47,736,260)	(5,942,280)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	248,852,540	(10,612,885)
Futures contracts	94,720	—
Foreign currency translations	(60,625)	(15,470)

Net change in unrealized appreciation (depreciation)	248,886,635	(10,628,355)

Net realized and unrealized gain (loss)	201,150,375	(16,570,635)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$239,110,000	$(16,575,972)

(a) Net of foreign capital gain tax of	$—	$284,959
(b) Net of deferred foreign capital gain tax of	$56,647,096	$(544,663)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$37,959,625	$38,639,440	$(5,337)	$263,789
Net realized loss	(47,736,260)	(60,383,113)	(5,942,280)	(988,405)
Net change in unrealized appreciation (depreciation)	248,886,635	743,912,980	(10,628,355)	29,505,209

Net increase (decrease) in net assets resulting from operations	239,110,000	722,169,307	(16,575,972)	28,780,593

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(47,283,590)	(29,566,139)	(3,843,860)	(864,605)
Return of capital	—	—	(2,942,209)	—

Decrease in net assets resulting from distributions to shareholders	(47,283,590)	(29,566,139)	(6,786,069)	(864,605)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(373,524,895)	458,963,064	99,712,128	113,173,029

NET ASSETS
Total increase (decrease) in net assets	(181,698,485)	1,151,566,232	76,350,087	141,089,017
Beginning of year	5,263,818,513	4,112,252,281	205,914,315	64,825,298

End of year	$5,082,120,028	$5,263,818,513	$282,264,402	$205,914,315

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$28,262,202	$37,335,755	$(785,842)	$952,486

See notes to consolidated financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI India ETF

	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$34.20		$29.61		$28.12		$30.83		$20.48

Net investment income(a)	0.25		0.26		0.22		0.45		0.40
Net realized and unrealized gain (loss)(b)	1.54		4.53		1.64		(2.92)		10.12

Net increase (decrease) from investment operations	1.79		4.79		1.86		(2.47)		10.52

Distributions(c)
From net investment income	(0.31)		(0.20)		(0.37)		(0.24)		(0.17)

Total distributions	(0.31)		(0.20)		(0.37)		(0.24)		(0.17)

Net asset value, end of year	$35.68		$34.20		$29.61		$28.12		$30.83

Total Return
Based on net asset value	5.26%		16.27%		6.73%		(8.05)%		51.61%

Ratios to Average Net Assets
Total expenses	0.68%		0.68%		0.71%		0.68%		0.68%

Net investment income	0.72%		0.87%		0.79%		1.47%		1.47%

Supplemental Data
Net assets, end of year (000)	$5,082,120		$5,263,819		$4,112,252		$3,583,362		$1,456,894

Portfolio turnover rate(d)	10	%(e)	13	%(e)	25	%(e)	30	%(e)	22	%(e)

(a) Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(e) Portfolio turnover rate excluding cash creations was as follows:	5%		5%		15%		22%		14%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	21

Consolidated Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF

	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$46.27		$36.01		$32.24		$31.44		$15.49

Net investment income(a)	(0.00	)(b)	0.09		0.07		0.21		0.26
Net realized and unrealized gain (loss)(c)	(1.06)		10.55		4.36		0.69		15.84

Net increase (decrease) from investment operations	(1.06)		10.64		4.43		0.90		16.10

Distributions(d)
From net investment income	(0.63)		(0.38)		(0.66)		(0.10)		(0.15)
Return of capital	(0.48)		—		—		—		—

Total distributions	(1.11)		(0.38)		(0.66)		(0.10)		(0.15)

Net asset value, end of year	$44.10		$46.27		$36.01		$32.24		$31.44

Total Return
Based on net asset value	(2.36)%		29.97%		13.99%		2.87%		104.53	%(e)

Ratios to Average Net Assets
Total expenses	0.77%		0.75%		0.80%		0.74%		0.74%

Net investment income	(0.00	)%(f)	0.21%		0.23%		0.62%		1.06%

Supplemental Data
Net assets, end of year (000)	$282,264		$205,914		$64,825		$62,874		$11,003

Portfolio turnover rate(g)	49	%(h)	38	%(h)	53	%(h)	73	%(h)	54	%(h)

(a) Based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 104.39%.
(f) Rounds to less than 0.01%.
(g)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(h) Portfolio turnover rate excluding cash creations was as follows:	31%		22%		25%		61%		28%

See notes to consolidated financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in securities that comprise the underlying index. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by each Subsidiary and are disclosed in the consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements (continued)

6.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI India	$533,768,612	$780,878,940
MSCI India Small-Cap	231,750,836	136,759,794

There were no in-kind transactions for the year ended August 31, 2018.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions, distributions paid in excess of taxable income and the characterization of expenses were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI India	$—	$250,412	$(250,412)
MSCI India Small-Cap	(601,160)	2,110,869	(1,509,709)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17

MSCI India
Ordinary income	$47,283,590	$29,566,139

MSCI India Small-Cap
Ordinary income	$3,843,860	$864,605
Return of capital	2,942,209	—

	$6,786,069	$864,605

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Qualified Late-Year Losses	(b)	Total
MSCI India	$30,544,276	$(313,824,438)	$1,106,956,834		$—		$823,676,672
MSCI India Small-Cap	—	(9,964,106)	22,307,476		(295,495)		12,047,875

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI India	$313,824,438
MSCI India Small-Cap	9,964,106

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$3,932,797,026	$1,587,799,781	$(408,763,526)	$1,179,036,255
MSCI India Small-Cap	259,795,073	47,591,070	(25,257,436)	22,333,634

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17

iShares ETF	Shares	Amount	Shares	Amount
MSCI India
Shares sold	4,150,000	$154,495,054	20,450,000	$622,514,334
Shares redeemed	(15,600,000)	(528,019,949)	(5,450,000)	(163,551,270)

Net increase (decrease)	(11,450,000)	$(373,524,895)	15,000,000	$458,963,064

MSCI India Small-Cap
Shares sold	3,000,000	$149,328,288	3,150,000	$133,691,005
Shares redeemed	(1,050,000)	(49,616,160)	(500,000)	(20,517,976)

Net increase	1,950,000	$99,712,128	2,650,000	$113,173,029

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related consolidated statements of operations for the year ended August 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	29

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income

MSCI India	$72,781,266
MSCI India Small-Cap	3,915,605

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI India	$72,908,954	$2,224,684
MSCI India Small-Cap	4,021,424	380,243

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI India ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed,  a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods,  as applicable, and for the quarter  ended December  31,  2017, to that of relevant  comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	31

Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI India Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception  periods, as applicable, and for the quarter ended December  31,  2017, to that of  relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India	$—	$—	$0.313993	$0.313993	—%	—%	100%	100%
MSCI India Small-Cap	0.341517	—	0.771811	1.113328	31	—	69	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	76	5.49
Greater than 0.5% and Less than 1.0%	209	15.10
Greater than 0.0% and Less than 0.5%	522	37.73
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	355	25.65
Less than –0.5% and Greater than –1.0%	116	8.38
Less than –1.0% and Greater than –1.5%	36	2.60
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	35

Supplemental Information (unaudited) (continued)

iShares MSCI India Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	4	0.29%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	11	0.79
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	15	1.08
Greater than 2.0% and Less than 2.5%	28	2.02
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	71	5.13
Greater than 0.5% and Less than 1.0%	248	17.92
Greater than 0.0% and Less than 0.5%	343	24.79
At NAV	19	1.37
Less than 0.0% and Greater than –0.5%	288	20.81
Less than –0.5% and Greater than –1.0%	186	13.44
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	20	1.45
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI India ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI India ETF in respect of BFA’s financial year ending December 31, 2017 was USD 520.96 thousand. This figure is comprised of fixed remuneration of USD 207.65 thousand and variable remuneration of USD 313.31 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI India ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 72.88 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.58 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	37

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006);Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017);Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca

iShares MSCI United Kingdom ETF | EWU | NYSE Arca

iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.42%	7.97%	4.42%	27.57%
Fund Market	4.47	8.00	4.47	27.67
Index	4.88	8.28	4.88	28.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$1,058.50	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

British economic growth remained relatively weak through the second quarter of 2018, growing just 1.3% year over year. The U.K.’s manufacturing sector contracted in the last two quarters of the reporting period, and household consumption declined to its lowest level in more than six years. Uncertainty surrounding Brexit also weighed on the British economy. Nonetheless, the Bank of England raised short-term interest rates twice during the reporting period, its first interest rate increases since July 2007, citing concerns over inflation.

From a sector perspective, energy stocks contributed the most to the Index’s return in U.S. dollar terms. Several of the largest stocks in the Index were integrated oil and gas companies, which benefited from a sharp increase in the price of oil during the reporting period.

The healthcare sector was also a meaningful contributor to the Index’s performance, led by the pharmaceuticals industry. In addition to increased healthcare spending as the population ages, British pharmaceutical stocks benefited from strong sales of medications to treat cancer, diabetes, HIV, and respiratory illnesses.

Other contributors to the Index’s return included the consumer discretionary and industrials sectors. Media stocks led the advance in the consumer discretionary sector amid heavy merger activity, while construction materials suppliers drove gains in the industrials sector due to their exposure to solid growth in the North American residential market.

On the downside, the telecommunication services and consumer staples sectors detracted from the Index’s performance in U.S. dollar terms. Telecommunication services stocks struggled with intensifying price competition, while tobacco producers detracted the most in the consumer staples sector as changing consumer behavior weighed on the stocks.

The British pound appreciated against the U.S. dollar by approximately 1% for the reporting period. The details of the U.K.’s agreement to leave the European Union drove the performance of the British pound, as the government negotiated the separation of financial services and customs agencies, as well as immigration restrictions and plans for the Irish border. The positive performance of the British pound would typically mean a negative return from currency hedging. However, the currency hedge actually contributed a small amount to the Index’s performance despite the rising British pound. Normal variations in market prices and liquidity, managing cash flows, and the systematic implementation of the hedge can result in minor variations of the Index’s performance.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	20.1%
Consumer Staples	17.1
Energy	17.1
Health Care	11.2
Consumer Discretionary	9.1
Materials	8.5
Industrials	8.5
Telecommunication Services	3.3
Utilities	3.0
Real Estate	1.2
Information Technology	0.9

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
HSBC Holdings PLC	7.1%
Royal Dutch Shell PLC, Class A	6.1
BP PLC	5.8
Royal Dutch Shell PLC, Class B	5.0
British American Tobacco PLC	4.5
GlaxoSmithKline PLC	4.1
AstraZeneca PLC	3.9
Diageo PLC	3.5
Unilever PLC	2.8
Prudential PLC	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.90%	2.47%	2.53%	3.90%	12.99%	28.39%
Fund Market	3.48	2.31	2.55	3.48	12.11	28.62
Index	4.46	2.99	3.07	4.46	15.87	35.34

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$988.90	$2.41		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

British economic growth remained relatively weak through the second quarter of 2018, growing just 1.3% year over year. The U.K.’s manufacturing sector contracted in the last two quarters of the reporting period, and household consumption declined to its lowest level in more than six years. Uncertainty surrounding Brexit also weighed on the British economy. Nonetheless, the Bank of England raised short-term interest rates twice during the reporting period, its first interest rate increases since July 2007, citing concerns over inflation.

From a sector perspective, energy stocks contributed the most to the Index’s return. Several of the largest stocks in the Index were integrated oil and gas companies, which benefited from a sharp increase in the price of oil during the reporting period.

The healthcare sector was also a meaningful contributor to the Index’s performance, led by the pharmaceuticals industry. In addition to increased healthcare spending as the population ages, British pharmaceutical stocks benefited from strong sales of medications to treat cancer, diabetes, HIV, and respiratory illnesses.

Other contributors to the Index’s return included the consumer discretionary and industrials sectors. Media stocks led the advance in the consumer discretionary sector amid heavy merger activity, while construction materials suppliers drove gains in the industrials sector due to their exposure to solid growth in the North American residential market.

On the downside, the telecommunication services and consumer staples sectors detracted from the Index’s performance. Telecommunication services stocks struggled with intensifying price competition, while tobacco producers detracted the most in the consumer staples sector as changing consumer behavior weighed on the stocks.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	20.1%
Consumer Staples	17.1
Energy	17.1
Health Care	11.2
Consumer Discretionary	9.1
Materials	8.5
Industrials	8.5
Telecommunication Services	3.3
Utilities	3.0
Real Estate	1.2
Information Technology	0.9

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
HSBC Holdings PLC	7.1%
Royal Dutch Shell PLC, Class A	6.1
BP PLC	5.8
Royal Dutch Shell PLC, Class B	5.0
British American Tobacco PLC	4.5
GlaxoSmithKline PLC	4.1
AstraZeneca PLC	3.9
Diageo PLC	3.5
Unilever PLC	2.8
Prudential PLC	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.22%	6.83%	11.18%	10.22%	39.17%	101.27%
Fund Market	10.02	6.65	11.10	10.02	37.96	100.42
Index	10.99	7.50	11.87	10.99	43.55	109.63

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,013.10	$2.99		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

The British economy slowed during the reporting period. Historically, slowing economic growth has been a drag on small-capitalization stocks in the U.K. because many of these stocks tend to be more focused on the domestic economy than mid- and large-capitalization stocks are. However, the continued weakness in the British pound since the Brexit referendum in 2016 has made imported goods and services increasingly expensive, providing a more favorable competitive environment for smaller U.K. companies even as economic growth moderated.

Within the Index, consumer discretionary stocks contributed the most to performance for the reporting period, led by media companies and internet retailers. Media stocks benefited from increased merger activity in the industry, while international expansion helped drive gains among internet retailers.

The industrials and information technology sectors were also significant contributors to the Index’s return. Machinery manufacturers led the advance in the industrials sector, driven by growing sales to the healthcare and energy sectors, as well as to the food and beverage industry. In the information technology sector, the leading contributors included electronic equipment and instruments companies and internet software and services stocks. Internet software and services stocks benefited from growing online demand for services ranging from home sales to food delivery. Strengthening sales of safety equipment such as fire suppression systems and testing equipment contributed to the advance in the electronic equipment and instruments industry.

Other notable contributors to the Index’s return included the financials and energy sectors. Strong returns from asset management and custodian bank stocks drove performance in the financials sector, while energy stocks benefited from a sharp increase in the price of oil during the reporting period.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Industrials	20.1%
Consumer Discretionary	19.7
Financials	17.5
Information Technology	10.5
Real Estate	8.6
Materials	8.2
Health Care	5.7
Consumer Staples	3.6
Energy	3.5
Utilities	1.5
Telecommunication Services	1.1

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
DS Smith PLC	1.9%
Ocado Group PLC	1.7
Rentokil Initial PLC	1.7
Halma PLC	1.5
Spirax-Sarco Engineering PLC	1.5
Hiscox Ltd.	1.3
Rightmove PLC	1.2
Just Eat PLC	1.2
Burford Capital Ltd.	1.1
Phoenix Group Holdings	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments	iShares® Currency Hedged MSCI United Kingdom ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.5%
iShares MSCI United Kingdom ETF(a)	671,352	$22,537,287

Total Investment Companies — 99.5% (Cost: $23,165,137)		22,537,287

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	520,158	520,158

Total Short-Term Investments — 2.3% (Cost: $520,158)		520,158

Total Investments in Securities — 101.8% (Cost: $23,685,295)		23,057,445

Other Assets, Less Liabilities — (1.8)%		(414,867)

Net Assets — 100.0%		$22,642,578

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$5,049	(c)	$(923)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,765	508,393	(b)	—	520,158	520,158	661		—		—
iShares MSCI United Kingdom ETF	564,475	533,586		(426,709)	671,352	22,537,287	793,655		1,292,804		(1,339,228)

						$23,057,445	$799,365		$1,291,881		$(1,339,228)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,098,787	GBP	30,722,000	MS	09/05/18	$269,244
GBP	195,000	USD	253,048	MS	10/02/18	36
USD	23,107,359	GBP	17,734,000	MS	10/02/18	90,986

						360,266

GBP	35,468,000	USD	46,132,151	MS	09/05/18	(149,656)
USD	6,143,358	GBP	4,746,000	MS	09/05/18	(9,595)
GBP	29,000	USD	37,735	MS	10/02/18	(96)

						(159,347)

	Net unrealized appreciation					$200,919

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued)	iShares® Currency Hedged MSCI United Kingdom ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$360,266

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$159,347

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$147,976

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(43,537)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$24,786,560
Average amounts sold — in USD	$42,978,923

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$360,266	$159,347

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$360,266	$159,347
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$360,266	$159,347

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received	(b)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$360,266	$(159,347)		$(200,919)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged		Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$159,347	$(159,347)		$—		$—

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI United Kingdom ETF
August 31, 2018

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$22,537,287	$—	$—	$22,537,287
Money Market Funds	520,158	—	—	520,158

	$23,057,445	$—	$—	$23,057,445

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$360,266	$—	$360,266
Liabilities
Forward Foreign Currency Exchange Contracts	—	(159,347)	—	(159,347)

	$—	$200,919	$—	$200,919

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments	iShares® MSCI United Kingdom ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
BAE Systems PLC	2,548,370	$20,072,191
Meggitt PLC	617,782	4,321,541
Rolls-Royce Holdings PLC	1,333,718	17,421,668

		41,815,400

Air Freight & Logistics — 0.2%
Royal Mail PLC	718,821	4,185,607

Airlines — 0.1%
easyJet PLC	127,752	2,532,195

Banks — 12.3%
Barclays PLC	13,630,316	31,127,006
HSBC Holdings PLC	15,975,228	138,889,026
Lloyds Banking Group PLC	57,518,818	44,332,714
Royal Bank of Scotland Group PLC	3,842,382	12,050,846
Standard Chartered PLC	2,233,730	18,206,529

		244,606,121

Beverages — 3.7%
Coca-Cola HBC AG	160,500	5,503,127
Diageo PLC	1,962,096	68,716,038

		74,219,165

Biotechnology —2.1%
Shire PLC	728,199	42,577,237

Capital Markets — 2.2%
3i Group PLC	772,823	9,004,126
Hargreaves Lansdown PLC	226,248	6,469,446
Investec PLC	528,095	3,475,885
London Stock Exchange Group PLC	250,323	15,044,517
Schroders PLC	98,723	3,945,692
St. James’s Place PLC	420,354	6,182,006

		44,121,672

Chemicals — 0.7%
Croda International PLC	104,316	6,914,818
Johnson Matthey PLC	153,790	6,988,102

		13,902,920

Commercial Services & Supplies — 0.3%
Babcock International Group PLC	199,094	1,846,082
G4S PLC	1,249,891	4,051,616

		5,897,698

Diversified Financial Services — 0.4%
Standard Life Aberdeen PLC	2,131,168	8,778,081

Diversified Telecommunication Services — 1.0%
BT Group PLC	6,720,674	18,985,942

Electric Utilities — 0.7%
SSE PLC	808,125	13,161,012

Electrical Equipment — 0.6%
Melrose Industries PLC	3,862,800	11,191,079

Energy Equipment & Services — 0.3%
John Wood Group PLC	541,557	5,058,142

Equity Real Estate Investment Trusts (REITs) —1.2%
British Land Co. PLC (The)	741,964	6,129,519
Hammerson PLC	630,845	3,862,739
Land Securities Group PLC	588,323	7,008,224

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Segro PLC	811,285	$6,940,504

		23,940,986

Food & Staples Retailing —1.9%
J Sainsbury PLC	1,391,669	5,864,198
Tesco PLC	7,795,375	24,975,467
Wm Morrison Supermarkets PLC	1,782,141	6,097,757

		36,937,422

Food Products — 0.4%
Associated British Foods PLC	284,241	8,456,530

Health Care Equipment & Supplies — 0.8%
ConvaTec Group PLC(a)	1,085,888	3,010,479
Smith & Nephew PLC	697,164	12,300,831

		15,311,310

Health Care Providers & Services — 0.3%
Mediclinic International PLC	290,463	1,861,596
NMC Health PLC	82,614	4,213,494

		6,075,090

Hotels, Restaurants & Leisure — 3.5%
Carnival PLC	143,592	8,643,004
Compass Group PLC	1,260,614	27,174,232
GVC Holdings PLC	438,234	6,276,931
InterContinental Hotels Group PLC	144,903	8,955,453
Merlin Entertainments PLC(a)	573,188	2,770,658
TUI AG	351,805	6,502,214
Whitbread PLC	145,713	8,704,383

		69,026,875

Household Durables — 1.2%
Barratt Developments PLC	804,789	5,669,451
Berkeley Group Holdings PLC	102,291	4,843,466
Persimmon PLC	248,615	7,861,929
Taylor Wimpey PLC	2,604,256	5,664,597

		24,039,443

Household Products — 2.3%
Reckitt Benckiser Group PLC	533,311	45,465,068

Industrial Conglomerates — 0.7%
DCC PLC	70,860	6,405,572
Smiths Group PLC	314,453	6,586,364

		12,991,936

Insurance — 4.9%
Admiral Group PLC	160,940	4,350,979
Aviva PLC	3,198,548	20,162,960
Direct Line Insurance Group PLC	1,092,371	4,698,147
Legal & General Group PLC	4,739,827	15,666,375
Prudential PLC	2,065,070	46,568,680
RSA Insurance Group PLC	819,964	6,731,263

		98,178,404

Internet Software & Services — 0.2%
Auto Trader Group PLC(a)	758,109	4,425,215

Machinery —0.2%
Weir Group PLC (The)	191,444	4,664,304

Media — 2.9%
Informa PLC	997,786	9,887,351
ITV PLC	2,881,850	6,017,440
Pearson PLC	619,486	7,386,691
Sky PLC	820,993	16,438,449

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI United Kingdom ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
WPP PLC	1,010,615	$16,793,690

		56,523,621

Metals & Mining — 7.3%
Anglo American PLC	838,560	16,802,175
Antofagasta PLC	313,677	3,284,445
BHP Billiton PLC	1,684,682	35,993,708
Fresnillo PLC	176,822	2,061,984
Glencore PLC	9,199,922	37,493,037
Randgold Resources Ltd.	74,848	4,885,585
Rio Tinto PLC	947,075	45,040,837

		145,561,771

Multi-Utilities — 1.8%
Centrica PLC	4,479,965	8,344,119
National Grid PLC	2,681,070	28,226,228

		36,570,347

Multiline Retail — 0.7%
Marks & Spencer Group PLC	1,296,572	5,082,620
Next PLC	112,105	8,013,963

		13,096,583

Oil, Gas & Consumable Fuels — 16.7%
BP PLC	15,895,678	113,074,370
Royal Dutch Shell PLC, Class A	3,662,907	119,092,955
Royal Dutch Shell PLC, Class B	2,986,415	98,611,832

		330,779,157

Paper & Forest Products — 0.4%
Mondi PLC	291,549	8,128,278

Personal Products — 2.8%
Unilever PLC	973,623	55,579,269

Pharmaceuticals — 7.9%
AstraZeneca PLC	1,009,782	76,057,271
GlaxoSmithKline PLC	3,951,471	80,140,936

		156,198,207

Professional Services — 2.3%
Experian PLC	731,062	18,243,792
Intertek Group PLC	128,810	8,595,381
RELX PLC	835,314	18,565,452

		45,404,625

Software — 0.6%
Micro Focus International PLC	346,990	5,885,551
Sage Group PLC (The)	859,639	6,652,496

		12,538,047

Security	Shares	Value

Specialty Retail — 0.3%
Kingfisher PLC	1,718,500	$6,108,950

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC	334,022	9,707,481

Tobacco — 5.8%
British American Tobacco PLC	1,827,536	88,398,243
Imperial Brands PLC	760,771	27,132,995

		115,531,238

Trading Companies & Distributors — 1.9%
Ashtead Group PLC	390,505	11,988,537
Bunzl PLC	266,872	8,317,865
Ferguson PLC	184,950	14,858,424
Travis Perkins PLC	202,426	3,027,001

		38,191,827

Water Utilities — 0.5%
Severn Trent PLC	188,185	4,894,313
United Utilities Group PLC	543,736	5,241,040

		10,135,353

Wireless Telecommunication Services — 2.3%
Vodafone Group PLC	21,267,775	45,472,374

Total Common Stocks — 99.0% (Cost: $2,399,508,864)		1,966,071,982

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	644,144	644,144

Total Short-Term Investments — 0.0% (Cost: $644,144)		644,144

Total Investments in Securities — 99.0% (Cost: $2,400,153,008)		1,966,716,126

Other Assets, Less Liabilities — 1.0%		20,254,995

Net Assets — 100.0%		$1,986,971,121

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® MSCI United Kingdom ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	11,875,860	(11,875,860)	—	$—	$71,638	(b)	$(2,289)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	488,263	155,881	644,144	644,144	27,126		—	—

				$644,144	$98,764		$(2,289)	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	213	09/21/18	$20,553	$(540,656)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$540,656

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$47,678

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(718,887)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,750,859

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI United Kingdom ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,966,071,982	$—	$—	$1,966,071,982
Money Market Funds	644,144	—	—	644,144

	$1,966,716,126	$—	$—	$1,966,716,126

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(540,656)	$—	$—	$(540,656)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments	iShares® MSCI United Kingdom Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
Chemring Group PLC	34,301	$87,293
Cobham PLC(a)	292,165	472,398
QinetiQ Group PLC	69,564	245,027
Senior PLC	51,413	212,634
Ultra Electronics Holdings PLC	9,116	190,169

		1,207,521

Airlines — 0.3%
Dart Group PLC	11,830	150,531

Banks — 2.0%
Bank of Georgia Group PLC	4,805	103,235
CYBG PLC(b)	108,467	468,053
Metro Bank PLC(a)(b)	10,727	388,157
Virgin Money Holdings UK PLC	35,560	176,418

		1,135,863

Beverages — 1.7%
Britvic PLC	32,427	343,498
Fevertree Drinks PLC	12,015	581,402
Stock Spirits Group PLC	21,959	55,084

		979,984

Biotechnology —1.4%
Abcam PLC	22,551	444,349
Genus PLC	7,540	279,303
Oxford Biomedica PLC(a)	5,999	68,413

		792,065

Building Products — 0.2%
Polypipe Group PLC	24,465	117,654

Capital Markets — 8.8%
Allied Minds PLC(a)	24,570	24,590
Ashmore Group PLC	47,721	220,562
Brewin Dolphin Holdings PLC	34,807	164,042
Burford Capital Ltd.	24,196	628,346
Close Brothers Group PLC	18,577	385,361
CMC Markets PLC(c)	14,178	31,475
Georgia Capital PLC(a)	4,813	64,233
IG Group Holdings PLC	44,982	528,527
IntegraFin Holdings PLC(a)	24,502	114,647
Intermediate Capital Group PLC	35,570	484,975
Jupiter Fund Management PLC	53,197	289,846
Man Group PLC	196,998	439,890
NEX Group PLC	39,472	539,715
Numis Corp. PLC	8,429	46,233
P2P Global Investments PLC/Fund	9,644	97,145
Quilter PLC(c)	233,127	426,755
Rathbone Brothers PLC	5,655	193,601
Sanne Group PLC	16,694	133,443
TP ICAP PLC	68,410	253,410

		5,066,796

Chemicals — 2.4%
Elementis PLC	56,902	188,742
Essentra PLC	32,242	186,484
Scapa Group PLC	16,830	93,580
Sirius Minerals PLC(a)(b)	516,463	241,658
Synthomer PLC	33,352	245,790
Victrex PLC	10,538	433,914

		1,390,168

Security	Shares	Value

Commercial Services & Supplies — 4.7%
Aggreko PLC .	31,325	$341,433
Biffa PLC(c)	28,924	93,609
De La Rue PLC	12,402	76,165
HomeServe PLC	36,301	490,223
IWG PLC	83,511	260,504
Mitie Group PLC	44,525	85,881
Renewi PLC	97,741	80,034
Rentokil Initial PLC	224,594	948,727
Restore PLC	13,658	91,245
RPS Group PLC	27,359	83,566
Serco Group PLC(a)	134,981	171,319

		2,722,706

Construction & Engineering — 2.0%
Balfour Beatty PLC	84,435	317,930
Costain Group PLC	12,961	71,596
Galliford Try PLC	13,594	171,387
John Laing Group PLC(c)	60,036	245,956
Keller Group PLC	8,810	119,088
Kier Group PLC	11,965	147,584
Morgan Sindall Group PLC	4,619	88,132

		1,161,673

Construction Materials — 1.0%
Forterra PLC(c)	24,388	86,853
Ibstock PLC(c)	49,825	159,051
Marshalls PLC	24,464	143,468
Rhi Magnesita NV	3,112	198,058
Rhi Magnesita NV	163	10,445

		597,875

Consumer Finance — 0.7%
Arrow Global Group PLC	20,223	65,975
International Personal Finance PLC	27,169	77,618
Provident Financial PLC(a)	30,976	274,983

		418,576

Containers & Packaging — 2.7%
DS Smith PLC	167,055	1,072,621
RPC Group PLC	49,723	461,569

		1,534,190

Distributors — 0.9%
Inchcape PLC	50,691	455,928
John Menzies PLC	9,702	74,400

		530,328

Diversified Consumer Services — 0.3%
AA PLC	74,956	108,628
Dignity PLC	6,140	81,241

		189,869

Diversified Financial Services — 0.3%
Plus500 Ltd.	9,763	194,656

Diversified Telecommunication Services — 1.1%
Inmarsat PLC	56,359	398,787
KCOM Group PLC	56,573	71,913
TalkTalk Telecom Group PLC(b)	84,354	140,448

		611,148

Electronic Equipment, Instruments & Components — 4.2%
accesso Technology Group PLC(a)	3,114	112,113
Electrocomponents PLC	54,093	521,540
Halma PLC	46,361	862,890
Oxford Instruments PLC	6,644	83,678

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI United Kingdom Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Renishaw PLC	4,458	$316,368
Smart Metering Systems PLC	12,395	96,985
Spectris PLC	14,509	443,919

		2,437,493

Energy Equipment & Services — 0.8%
Hunting PLC(a)	17,126	185,644
Petrofac Ltd.	31,795	271,096

		456,740

Equity Real Estate Investment Trusts (REITs) — 6.7%
Assura PLC	292,280	208,180
Big Yellow Group PLC	18,457	225,981
Capital & Regional PLC	52,110	31,122
Civitas Social Housing PLC	42,372	58,653
Derwent London PLC	12,969	512,773
Empiric Student Property PLC	73,495	94,283
GCP Student Living PLC	47,256	94,097
Great Portland Estates PLC	30,997	290,680
Hansteen Holdings PLC	50,388	65,426
Intu Properties PLC(b)	108,108	222,011
LondonMetric Property PLC	85,486	204,999
NewRiver REIT PLC	37,211	128,409
Primary Health Properties PLC	88,271	129,875
RDI REIT PLC	174,073	76,473
Regional REIT Ltd.(c)	38,315	48,206
Safestore Holdings PLC	25,718	177,832
Schroder REIT Ltd.	64,260	54,957
Shaftesbury PLC	20,696	248,418
Standard Life Investment Property Income Trust Ltd.	45,612	56,142
Tritax Big Box REIT PLC	180,730	354,470
UNITE Group PLC (The)	32,192	370,925
Workspace Group PLC	15,056	208,215

		3,862,127

Food & Staples Retailing — 0.1%
Majestic Wine PLC	6,623	35,079

Food Products — 1.6%
Bakkavor Group PLC(a)(c)	17,694	43,236
Dairy Crest Group PLC	19,330	119,390
Greencore Group PLC	86,618	195,892
Hotel Chocolat Group Ltd.	4,970	22,480
Premier Foods PLC(a)(b)	76,202	41,796
Tate & Lyle PLC	56,891	495,721

		918,515

Health Care Equipment & Supplies — 0.2%
Advanced Medical Solutions Group PLC	23,533	103,996

Health Care Providers & Services — 0.8%
CVS Group PLC	8,155	96,879
Spire Healthcare Group PLC(c)	34,326	76,872
UDG Healthcare PLC	30,375	290,572

		464,323

Health Care Technology — 0.1%
EMIS Group PLC	6,540	81,944

Hotels, Restaurants & Leisure — 4.7%
888 Holdings PLC	44,154	133,717
Domino’s Pizza Group PLC	58,473	221,161
EI Group PLC(a)	57,542	116,673
Greene King PLC	38,054	240,725
Greggs PLC	12,355	170,701

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
J D Wetherspoon PLC	8,403	$135,976
JPJ Group PLC(a)	7,212	77,427
Marston’s PLC	77,851	93,749
Mitchells & Butlers PLC	26,085	86,455
Patisserie Holdings PLC	6,053	34,774
Playtech PLC	36,937	255,407
Restaurant Group PLC (The)(b)	24,466	93,046
SSP Group PLC	56,843	512,960
Thomas Cook Group PLC	169,764	184,354
William Hill PLC	105,277	352,484

		2,709,609

Household Durables — 3.0%
Bellway PLC	15,045	570,607
Bovis Homes Group PLC	16,513	241,456
Countryside Properties PLC(c)	49,668	217,166
Crest Nicholson Holdings PLC	31,433	156,311
DFS Furniture PLC	25,790	73,745
McCarthy & Stone PLC(c)	56,096	81,223
Redrow PLC	29,462	209,655
Telford Homes PLC	7,730	41,545
Victoria PLC(a)	11,533	126,216

		1,717,924

Household Products — 0.2%
PZ Cussons PLC	34,025	106,138

Independent Power and Renewable Electricity Producers — 0.4%
Drax Group PLC	49,565	246,221

Insurance — 4.8%
Beazley PLC	64,451	498,014
esure Group PLC	35,776	130,013
Hastings Group Holdings PLC(c)	40,366	141,657
Hiscox Ltd.	35,053	767,688
Just Group PLC	115,167	136,067
Lancashire Holdings Ltd	23,436	185,050
Phoenix Group Holdings	66,761	616,085
Sabre Insurance Group PLC(c)	24,410	88,201
Saga PLC	137,431	226,319

		2,789,094

Internet & Direct Marketing Retail — 3.3%
AO World PLC(a)(b)	28,053	52,213
ASOS PLC(a)	6,655	528,851
boohoo Group PLC(a)	91,650	210,846
Hostelworld Group PLC(c)	11,667	39,427
N Brown Group PLC	19,017	37,397
Ocado Group PLC(a)	68,211	950,849
On the Beach Group PLC(c)	13,506	92,336

		1,911,919

Internet Software & Services — 3.0%
Gocompare.Com Group PLC	38,584	51,353
iomart Group PLC	9,776	51,461
Just Eat PLC(a)	66,650	664,093
Moneysupermarket.com Group PLC	65,527	241,879
Rightmove PLC	111,410	712,513

		1,721,299

IT Services — 1.3%
Computacenter PLC	9,021	158,992
Equiniti Group PLC(c)	44,770	128,890
Kainos Group PLC	8,055	40,936

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® MSCI United Kingdom Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Keywords Studios PLC	6,502	$168,343
NCC Group PLC	34,091	97,481
SafeCharge International Group Ltd.	5,325	21,871
Softcat PLC	13,338	147,357

		763,870

Leisure Products — 0.4%
Games Workshop Group PLC	3,759	173,933
Photo-Me International PLC	32,400	52,219

		226,152

Life Sciences Tools & Services — 0.3%
Clinigen Healthcare Ltd., NVS(a)	13,473	174,677

Machinery — 4.3%
Bodycote PLC	23,474	289,543
IMI PLC	33,347	523,580
Morgan Advanced Materials PLC	31,543	139,393
Rotork PLC	106,665	468,596
Spirax-Sarco Engineering PLC	9,008	834,791
Vesuvius PLC	26,609	214,427

		2,470,330

Media — 2.4%
Ascential PLC	46,696	261,466
Cineworld Group PLC	117,244	472,707
Daily Mail & General Trust PLC, Class A, NVS	35,167	344,641
Entertainment One Ltd.	45,071	214,289
ITE Group PLC	91,477	99,517

		1,392,620

Metals & Mining — 2.1%
Acacia Mining PLC(a)	20,853	29,814
Centamin PLC	141,214	187,397
Central Asia Metals PLC	20,360	56,895
Evraz PLC	43,773	283,048
Ferrexpo PLC	35,829	72,205
Hill &Smith Holdings PLC	9,567	131,932
Hochschild Mining PLC	30,975	69,448
KAZ Minerals PLC(a)	30,162	182,686
Petra Diamonds Ltd.(a)(b)	104,983	46,912
SolGold PLC(a)(b)	91,832	25,603
Vedanta Resources PLC	9,967	108,171

		1,194,111

Multi-Utilities — 0.2%
Telecom Plus PLC	7,650	102,016

Multiline Retail — 1.1%
B&M European Value Retail SA	110,081	590,196
Debenhams PLC	118,755	20,235

		610,431

Oil, Gas &Consumable Fuels — 2.7%
Cairn Energy PLC(a)	72,071	223,881
EnQuest PLC(a)	137,572	77,067
Faroe Petroleum PLC(a)	37,944	73,977
Gulf Keystone Petroleum Ltd.(a)	27,979	97,278
Hurricane Energy PLC(a)	179,607	114,948
Nostrum Oil & Gas PLC(a)	11,371	37,614
Ophir Energy PLC(a)	86,270	45,973
Premier Oil PLC(a)	94,230	151,869
Soco International PLC	24,084	27,891
Sound Energy PLC(a)	87,290	48,786
Stobart Group Ltd.	38,476	119,022

Security	Shares	Value

Oil, Gas &Consumable Fuels (continued)
Tullow Oil PLC(a)	170,053	$514,770

		1,533,076

Pharmaceuticals — 2.9%
Alliance Pharma PLC	43,553	53,778
BTG PLC(a)	37,784	267,157
Dechra Pharmaceuticals PLC	12,510	507,308
Hikma Pharmaceuticals PLC	17,694	453,516
Indivior PLC(a)	88,958	312,760
Vectura Group PLC(a)	72,798	75,648

		1,670,167

Professional Services — 2.1%
Capita PLC	204,033	393,810
Hays PLC	168,943	446,633
Pagegroup PLC	40,101	317,679
Staffline Group PLC	2,188	36,003

		1,194,125

Real Estate Management & Development — 1.9%
Capital & Counties Properties PLC	88,268	296,567
Countrywide PLC(a)	35,950	5,439
Grainger PLC	51,199	204,296
Helical PLC	12,294	54,329
Purplebricks Group PLC(a)(b)	25,763	98,916
Savills PLC	17,402	180,946
Sirius Real Estate Ltd.	108,707	81,949
St. Modwen Properties PLC	23,166	118,573
Watkin Jones PLC	20,279	51,714

		1,092,729

Road & Rail — 1.5%
FirstGroup PLC(a)	148,373	170,960
Go-Ahead Group PLC (The)	5,268	114,962
National Express Group PLC	56,181	288,872
Northgate PLC	16,208	86,246
Redde PLC	36,995	84,532
Stagecoach Group PLC	52,489	110,930

		856,502

Semiconductors & Semiconductor Equipment — 0.2%
IQE PLC(a)(b)	88,076	111,500

Software — 1.8%
Alfa Financial Software Holdings PLC(a)(c)	10,832	23,512
AVEVA Group PLC	7,897	291,501
Blue Prism Group PLC(a)	6,120	181,362
Frontier Developments PLC(a)	2,353	34,253
GB Group PLC	16,775	136,489
Learning Technologies Group PLC	48,846	74,280
Sophos Group PLC(c)	40,127	273,553

		1,014,950

Specialty Retail — 2.9%
Card Factory PLC	39,563	97,856
Dixons Carphone PLC	120,367	258,607
Dunelm Group PLC	12,427	83,990
Halfords Group PLC	24,273	103,859
JD Sports Fashion PLC	53,543	353,530
Lookers PLC	38,590	52,966
Pendragon PLC	173,646	56,424
Pets at Home Group PLC	60,967	92,237
Sports Direct International PLC(a)	26,238	130,171
Superdry PLC	6,460	100,085

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI United Kingdom Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
WH Smith PLC	13,413	$359,828

		1,689,553

Textiles, Apparel & Luxury Goods — 0.5%
Coats Group PLC	174,448	189,100
Ted Baker PLC	3,552	101,937

		291,037

Thrifts & Mortgage Finance — 0.7%
Charter Court Financial Services Group PLC(c)	14,610	68,020
OneSavings Bank PLC	26,868	145,065
Paragon Banking Group PLC	31,862	192,734

		405,819

Trading Companies & Distributors — 2.0%
Diploma PLC	13,885	262,764
Grafton Group PLC	29,136	290,838
Howden Joinery Group PLC	75,186	481,481
SIG PLC	68,883	116,390

		1,151,473

Transportation Infrastructure — 0.9%
BBA Aviation PLC	126,526	508,486

Water Utilities — 0.9%
Pennon Group PLC	51,271	512,191

Total Common Stocks — 99.6% (Cost: $57,466,485)		57,329,839

Security	Shares	Value

Short-Term Investments
Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	1,877,006	$1,877,569

BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	59,068	59,068

		1,936,637

Total Short-Term Investments — 3.3% (Cost: $1,936,526)		1,936,637

Total Investments in Securities — 102.9% (Cost: $59,403,011)		59,266,476

Other Assets, Less Liabilities — (2.9)%		(1,695,661)

Net Assets — 100.0%		$57,570,815

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	776,946	1,100,060	1,877,006	$1,877,569	$37,712	(b)	$(191)	$3
BlackRock Cash Funds: Treasury, SL Agency Shares	7,050	52,018	59,068	59,068	396		—	—

				$1,936,637	$38,108		$(191)	$3

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$57,329,839	$—	$—	$57,329,839
Money Market Funds	1,936,637	—	—	1,936,637

	$59,266,476	$—	$—	$59,266,476

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities
August 31, 2018

	iShares
	Currency		iShares
	Hedged		MSCI United
	MSCI United	iShares	Kingdom
	Kingdom	MSCI United	Small-Cap
	ETF	Kingdom ETF	ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$1,966,071,982	$57,329,839
Affiliated(c)	23,057,445	644,144	1,936,637
Cash pledged:
Futures contracts(d)	—	963,478	—
Foreign currency, at value(e)	—	4,888,855	58,539
Receivables:
Investments sold	—	1,608,693	74,998
Securities lending income — Affiliated	—	3	4,667
Dividends	528	17,466,973	191,551
Tax reclaims	—	34,431	2,512
Unrealized appreciation on:
Forward foreign currency exchange contracts	360,266	—	—

Total assets	23,418,239	1,991,678,559	59,598,743

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	510,000	—	—
Collateral on securities loaned, at value	—	—	1,877,677
Payables:
Investments purchased	106,314	3,623,223	121,779
Variation margin on futures contracts	—	252,055	—
Investment advisory fees	—	832,160	28,472
Unrealized depreciation on:
Forward foreign currency exchange contracts	159,347	—	—

Total liabilities	775,661	4,707,438	2,027,928

NET ASSETS	$22,642,578	$1,986,971,121	$57,570,815

NET ASSETS CONSIST OF:
Paid-in capital	$28,953,676	$2,668,735,772	$59,279,294
Undistributed net investment income	539	19,403,125	184,943
Accumulated net realized loss	(5,884,706)	(267,380,407)	(1,758,419)
Net unrealized depreciation	(426,931)	(433,787,369)	(135,003)

NET ASSETS	$22,642,578	$1,986,971,121	$57,570,815

Shares outstanding	950,000	59,100,000	1,350,000

Net asset value	$23.83	$33.62	$42.65

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$—	$1,488,729
(b) Investments, at cost — Unaffiliated	$—	$2,399,508,864	$57,466,485
(c) Investments, at cost — Affiliated	$23,685,295	$644,144	$1,936,526
(d) Cash collateral pledged, at cost	$—	$952,697	$—
(e) Foreign currency, at cost	$—	$4,849,966	$58,429

See notes to financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2018

	iShares
	Currency		iShares
	Hedged	iShares	MSCI United
	MSCI United	MSCI United	Kingdom
	Kingdom	Kingdom	Small-Cap
	ETF	ETF	ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$97,408,109	$1,015,085
Dividends —Affiliated	794,316	27,126	396
Securities lending income — Affiliated — net	5,049	71,638	37,712
Foreign taxes withheld	—	(1,389,379)	(17,492)

Total investment income	799,365	96,117,494	1,035,701

EXPENSES
Investment advisory fees	107,190	11,033,805	186,931
Proxy fees	10	301	4

Total expenses	107,200	11,034,106	186,935

Less:
Investment advisory fees waived	(107,200)	—	—

Total expenses after fees waived	—	11,034,106	186,935

Net investment income	799,365	85,083,388	848,766

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	(58,915,450)	(326,922)
Investments — Affiliated	24,025	(2,289)	(191)
In-kind redemptions — Unaffiliated	—	100,130,903	3,915,325
In-kind redemptions — Affiliated	1,267,856	—	—
Futures contracts	—	47,678	—
Forward foreign currency exchange contracts	147,976	—	—
Foreign currency transactions	—	825,940	2,681

Net realized gain	1,439,857	42,086,782	3,590,893

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	(28,214,719)	(1,754,337)
Investments — Affiliated	(1,339,228)	—	3
Futures contracts	—	(718,887)	—
Forward foreign currency exchange contracts	(43,537)	—	—
Foreign currency translations	—	392,688	3,047

Net change in unrealized appreciation (depreciation)	(1,382,765)	(28,540,918)	(1,751,287)

Net realized and unrealized gain	57,092	13,545,864	1,839,606

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$856,457	$98,629,252	$2,688,372

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$799,365	$1,417,778	$85,083,388	$96,085,353
Net realized gain	1,439,857	6,864,061	42,086,782	1,083,618
Net change in unrealized appreciation (depreciation)	(1,382,765)	659,666	(28,540,918)	180,539,121

Net increase in net assets resulting from operations	856,457	8,941,505	98,629,252	277,708,092

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(798,826)	(1,418,189)	(93,783,177)	(84,560,284)
From net realized gain	—	(8,272,441)	—	—

Decrease in net assets resulting from distributions to shareholders	(798,826)	(9,690,630)	(93,783,177)	(84,560,284)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,512,002	(94,575,480)	(782,620,817)	642,717,345

NET ASSETS
Total increase (decrease) in net assets	3,569,633	(95,324,605)	(777,774,742)	835,865,153
Beginning of year	19,072,945	114,397,550	2,764,745,863	1,928,880,710

End of year	$22,642,578	$19,072,945	$1,986,971,121	$2,764,745,863

Undistributed net investment income included in net assets at end of year	$539	$—	$19,403,125	$24,514,339

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$848,766	$722,116
Net realized gain (loss)	3,590,893	(386,729)
Net change in unrealized appreciation (depreciation)	(1,751,287)	3,809,000

Net increase in net assets resulting from operations	2,688,372	4,144,387

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(838,865)	(787,287)

Decrease in net assets resulting from distributions to shareholders	(838,865)	(787,287)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions .	23,786,328	3,442,999

NET ASSETS
Total increase in net assets	25,635,835	6,800,099
Beginning of year	31,934,980	25,134,881

End of year	$57,570,815	$31,934,980

Undistributed net investment income included in net assets at end of year	$184,943	$83,989

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI United Kingdom ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$23.84	$24.87	$23.21	$24.35

Net investment income (loss)(b)	1.11	0.48	0.43	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.05)	2.39	2.48	(1.14)

Net increase (decrease) from investment operations	1.06	2.87	2.91	(1.14)

Distributions(e)
From net investment income	(1.07)	(0.84)	(1.01)	—
From net realized gain	—	(3.06)	(0.24)	—

Total distributions	(1.07)	(3.90)	(1.25)	—

Net asset value, end of period	$23.83	$23.84	$24.87	$23.21

Total Return
Based on net asset value	4.42%	13.48%	12.90%	(4.64	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.01	%(h)

Net investment income (loss)	4.62%	1.99%	1.80%	(0.01	)%(h)

Supplemental Data
Net assets, end of period (000)	$22,643	$19,073	$114,398	$2,321

Portfolio turnover rate(i)(j)	17%	20%	4%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)	08/31/14	(a)

Net asset value, beginning of year	$33.76	$31.36	$34.30	$41.05	$37.09

Net investment income(b)	1.29	1.13	1.22	1.30	2.76	(c)
Net realized and unrealized gain (loss)(d)	0.06	2.43	(2.73)	(6.66)	3.71

Net increase (decrease) from investment operations	1.35	3.56	(1.51)	(5.36)	6.47

Distributions(e)
From net investment income	(1.49)	(1.16)	(1.43)	(1.39)	(2.51)

Total distributions	(1.49)	(1.16)	(1.43)	(1.39)	(2.51)

Net asset value, end of year	$33.62	$33.76	$31.36	$34.30	$41.05

Total Return
Based on net asset value	3.90%	11.60%	(4.44)%	(13.26)%	17.56%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.66%	4.07%	3.80%	3.46%	6.71	%(c)

Supplemental Data
Net assets, end of year (000)	$1,986,971	$2,764,746	$1,928,881	$3,210,826	$4,236,360

Portfolio turnover rate(f)	5%	4%	5%	4%	10%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)	Includes a one-time special distribution from Vodafone Group PLC which represented $0.66 per share and 3.23% of average net assets.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$39.92	$35.91	$40.91	$40.82	$35.27

Net investment income(a)	1.15	0.92	1.02	1.07	0.95
Net realized and unrealized gain (loss)(b)	2.93	4.12	(4.89)	0.40	5.26

Net increase (decrease) from investment operations	4.08	5.04	(3.87)	1.47	6.21

Distributions(c)
From net investment income	(1.35)	(1.03)	(1.13)	(1.38)	(0.66)

Total distributions	(1.35)	(1.03)	(1.13)	(1.38)	(0.66)

Net asset value, end of year	$42.65	$39.92	$35.91	$40.91	$40.82

Total Return
Based on net asset value	10.22%	14.40%	(9.66)%	3.84%	17.66%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	2.68%	2.50%	2.72%	2.71%	2.29%

Supplemental Data
Net assets, end of year (000)	$57,571	$31,935	$25,135	$16,365	$32,656

Portfolio turnover rate(d)	20%	19%	21%	17%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom	Diversified(a)
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

(a) The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4.   SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI United Kingdom Small-Cap
Barclays Capital Inc.	$55,288	$55,288		$—	$—
Citigroup Global Markets Inc.	377,914	377,914		—	—
Credit Suisse Securities (USA) LLC	1,816	1,816		—	—
Deutsche Bank Securities Inc.	8,827	8,827		—	—
HSBC Bank PLC	203,191	203,191		—	—
Jefferies LLC	449	449		—	—
Merrill Lynch, Pierce, Fenner & Smith	184,465	184,465		—	—
Morgan Stanley & Co. LLC	456,883	456,883		—	—
UBS AG	199,896	199,896		—	—

	$1,488,729	$1,488,729		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements   (continued)

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2020.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Currency Hedged MSCI United Kingdom	$1,268
MSCI United Kingdom	18,728
MSCI United Kingdom Small-Cap	8,450

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales

MSCI United Kingdom	$29,173,410	$12,524,540
MSCI United Kingdom Small-Cap	1,340,987	1,627,439

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.   PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI United Kingdom	$3,211,248	$3,016,946
MSCI United Kingdom	198,492,012	122,335,137
MSCI United Kingdom Small-Cap	7,576,119	6,856,722

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI United Kingdom	$15,457,046	$12,169,472
MSCI United Kingdom	316,101,903	1,173,072,996
MSCI United Kingdom Small-Cap	40,300,083	17,098,656

8.   INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Currency Hedged MSCI United Kingdom	$1,267,708	$—	$(1,267,708)
MSCI United Kingdom	27,050,812	3,588,575	(30,639,387)
MSCI United Kingdom Small-Cap	3,533,486	91,053	(3,624,539)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17

Currency Hedged MSCI United Kingdom
Ordinary income	$798,826	$4,770,132
Long-term capital gains	—	4,920,498

	$798,826	$9,690,630

MSCI United Kingdom
Ordinary income	$93,783,177	$84,560,284

MSCI United Kingdom Small-Cap
Ordinary income	$838,865	$787,287

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total

Currency Hedged MSCI United Kingdom	$539	$(5,629,043)	$(682,594)	$(6,311,098)
MSCI United Kingdom	21,203,973	(197,401,071)	(505,567,553)	(681,764,651)
MSCI United Kingdom Small-Cap	308,457	(1,281,523)	(735,413)	(1,708,479)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total

Currency Hedged MSCI United Kingdom	$5,629,043	$—	$5,629,043
MSCI United Kingdom	174,886,638	22,514,433	197,401,071
MSCI United Kingdom Small-Cap	1,281,523	—	1,281,523

(a)	Must be utilized prior to losses subject to expiration.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI United Kingdom	$23,740,039	$159,347	$(841,941)	$(682,594)
MSCI United Kingdom	2,472,473,848	64,939,289	(570,697,011)	(505,757,722)
MSCI United Kingdom Small-Cap	60,003,421	3,025,653	(3,762,598)	(736,945)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.   PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (”Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17

iShares ETF	Shares	Amount	Shares		Amount

Currency Hedged MSCI United Kingdom
Shares sold	650,000	$15,586,960	2,000,000		$47,661,215
Shares redeemed	(500,000)	(12,074,958)	(5,800,000)		(142,236,695)

Net increase (decrease)	150,000	$3,512,002	(3,800,000)		$(94,575,480)

MSCI United Kingdom
Shares sold	11,200,000	$402,182,910	33,800,000	(a)	$1,013,351,767
Shares redeemed	(34,000,000)	(1,184,803,727)	(13,400,000	)(a)	(370,634,422)

Net increase (decrease)	(22,800,000)	$(782,620,817)	20,400,000		$642,717,345

MSCI United Kingdom Small-Cap
Shares sold	950,000	$41,063,300	250,000		$9,014,541
Shares redeemed	(400,000)	(17,276,972)	(150,000)		(5,571,542)

Net increase	550,000	$23,786,328	100,000		$3,442,999

(a)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.   LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, ”Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

12.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI United Kingdom ETF,

iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI United Kingdom	$763,163
MSCI United Kingdom	94,983,398
MSCI United Kingdom Small-Cap	849,686

For the fiscal year ended August 31, 2018, the iShares Currency Hedged MSCI United Kingdom ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI United Kingdom	$757,644	$15,158

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI United Kingdom	$97,409,610	$1,388,008
MSCI United Kingdom Small-Cap	1,015,088	17,488

I M P O R T A N T T A X I N F O R M A T I ON	41

Board Review and Approval of Investment Advisory Contract

I. iShares Currency Hedged MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Currency Hedged MSCI United Kingdom	$1.065102	$—	$ —	$1.065102	100%	—%	—%		100%
MSCI United Kingdom	1.486990	—	—	1.486990	100	—	—		100
MSCI United Kingdom Small-Cap	1.340836	—	0.005027	1.345863	100	—	0	(a)	100

(a) Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI United Kingdom ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.13%
Greater than 0.5% and Less than 1.0%	2	0.26
Greater than 0.0% and Less than 0.5%	386	51.06
At NAV	48	6.35
Less than 0.0% and Greater than –0.5%	319	42.20
	756	100.00%

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI United Kingdom ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	251	18.14
Greater than 0.0% and Less than 0.5%	625	45.16
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	349	25.22
Less than –0.5% and Greater than –1.0%	70	5.06
Less than –1.0% and Greater than –1.5%	12	0.87
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	2	0.14
	1,384	100.00%

iShares MSCI United Kingdom Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	4	0.29%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	189	13.66
Greater than 0.0% and Less than 0.5%	447	32.30
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	498	35.99
Less than –0.5% and Greater than –1.0%	117	8.45
Less than –1.0% and Greater than –1.5%	11	0.79
Less than –1.5% and Greater than –2.0%	2	0.14
	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI United Kingdom ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

S U P P L E M E N T A L I N F O R M A T I O N	47

Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal &Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 241.07 thousand. This figure is comprised of fixed remuneration of USD 96.09 thousand and variable remuneration of USD 144.98 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 33.72 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.28 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

GBP	British Pound
USD	United States Dollar

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶	iShares Adaptive Currency Hedged MSCI Japan ETF | DEWJ | Cboe BZX

▶	iShares Currency Hedged MSCI Australia ETF | HAUD | NYSE Arca

▶	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca

▶	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

▶	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca

▶	iShares Currency Hedged MSCI South Korea ETF | HEWY | NYSE Arca

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Adaptive Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Adaptive Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI Japan Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.22%	7.30%	10.22%	20.59%
Fund Market	10.11	7.27	10.11	20.51
Index	11.16	7.98	11.16	22.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 990.30	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Adaptive Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Japanese economic growth moderated during the reporting period as the economy contracted in the first quarter of 2018, ending a streak of eight straight quarters of expansion, before turning positive again in the second quarter. The pace of manufacturing activity also slowed, but nevertheless expanded for two straight years through August 2018. The nation’s jobless rate reached its lowest level since October 1992, helping wages rise at the fastest pace in 21 years in June 2018. These factors led to a strong increase in private consumption.

Inflation remained below the Bank of Japan’s 2% target, with consumer prices rising 0.9% for the twelve months ended July 2018. In an ongoing effort to stimulate the economy and inflation, the central bank maintained its extraordinary stimulus policies, targeting negative short-term interest rates and flat long-term bond yields. In that environment, corporate profits attained record levels in 2017, but reported earnings generally disappointed in the first quarter of 2018.

The consumer discretionary sector contributed the most to the Index’s performance in U.S. dollar terms, led by the automobile manufacturers and consumer electronics industries. Japan’s leading automobile manufacturers benefited from increased global vehicle sales, though higher input costs and concerns about tariffs resulted in these stocks declining somewhat late in the reporting period. Consumer electronics companies benefited from strong demand for video game software.

The industrials and healthcare sectors also contributed to the Index’s return. Among industrials, companies in the trading companies and distributors industry posted record profits due to a rebound in prices for a host of commodities, including coal and base metals. Biotechnology stocks led the healthcare sector’s advance, benefiting from a number of successfully-concluded partnership deals and drug trials.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. Trade tensions, large capital outflows, and unprecedented monetary stimulus weighed on the Japanese yen, which depreciated by approximately 1% against the U.S. dollar for the reporting period. The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. The adaptive hedge fluctuated within a range of approximately 25% to 100% of the Index’s currency exposure during the reporting period, allowing the Index to benefit somewhat from the Japanese yen’s depreciation against the U.S. dollar. Overall, the Index posted a notably higher return than an unhedged portfolio of Japanese stocks while the declining Japanese yen meant the partially hedged Index trailed the return of a fully hedged portfolio of Japanese stocks.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	20.8%
Consumer Discretionary	19.9
Information Technology	12.8
Financials	12.0
Consumer Staples	8.1
Health Care	8.0
Materials	6.0
Telecommunication Services	5.4
Real Estate	3.9
Utilities	1.8
Energy	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	4.1%
SoftBank Group Corp.	2.2
Sony Corp.	2.1
Mitsubishi UFJ Financial Group Inc.	2.1
Keyence Corp.	1.6
Sumitomo Mitsui Financial Group Inc.	1.5
Honda Motor Co. Ltd.	1.4
KDDI Corp.	1.3
Mizuho Financial Group Inc.	1.2
Nintendo Co. Ltd.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Australia ETF

Investment Objective

The iShares Currency Hedged MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Australian equities while mitigating exposure to fluctuations between the value of the Australian dollar and the U.S. dollar, as represented by the MSCI Australia 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Australia ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	14.25%	7.94%	14.25%	27.46%
Fund Market	14.15	7.96	14.15	27.53
Index	14.53	8.16	14.53	28.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,085.40	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Australia ETF

Portfolio Management Commentary

Australia’s economy strengthened over the course of the reporting period, expanding by 3.4% year-over-year in the second quarter of 2018. Stronger consumer spending drove much of the increase, with exports also contributing to growth. In particular, energy exports rose sharply, reflecting strong demand from countries across Asia for Australian coal. Amid more robust economic conditions, the unemployment rate reached a six-year low of 5.3% at the end of the reporting period, though wage gains were muted. In that environment, Australian companies posted record corporate profits, led by mining, construction, and utilities. At the same time, the Reserve Bank of Australia (“RBA”) kept short-term interest rates at a record low throughout the reporting period, even as the economy improved and inflation crept up to the lower end of the RBA’s 2-3% inflation target.

From a sector perspective, healthcare stocks contributed the most to the Index’s performance in U.S. dollar terms. The biotechnology industry led the advance, benefiting from record profits and robust U.S. sales. Other notable contributions came from stocks in the consumer staples, materials, and energy sectors, reflecting the increase in consumer spending and strong materials and energy exports, respectively.

The leading detractors from the Index’s performance in U.S. dollar terms were Australian banks, as the nation’s financials sector sold off amid allegations of misconduct by its four largest banks. In addition, Australian home prices declined in 2018 after years of increases, leading to a downturn in sales that weighed on banks’ home lending business. The pace of mortgage loan growth reached a record low, and lenders competed to offer low-rate, interest-only loans to capture market share, making them especially vulnerable to a decline in home prices.

Regional trade tensions and rising U.S. bond yields weighed on the Australian dollar, which depreciated by approximately 9% against the U.S. dollar for the reporting period. The Australian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Australian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Australian equities measured in Australian dollars.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	38.5%
Materials	17.4
Health Care	10.0
Consumer Staples	8.3
Real Estate	7.3
Energy	5.9
Industrials	5.3
Consumer Discretionary	3.0
Utilities	2.1
Telecommunication Services	1.2
Information Technology	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Commonwealth Bank of Australia	9.1%
BHP Billiton Ltd.	7.8
CSL Ltd.	7.5
Westpac Banking Corp.	7.1
Australia & New Zealand Banking Group Ltd.	6.2
National Australia Bank Ltd.	5.6
Wesfarmers Ltd.	4.3
Macquarie Group Ltd.	3.1
Woolworths Group Ltd.	2.7
Woodside Petroleum Ltd.	2.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100%Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.82%	6.45%	10.82%	21.94%
Fund Market	11.26	6.47	11.26	22.03
Index	10.74	6.71	10.74	22.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,066.00	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Canada’s economic growth rate slowed during the reporting period. The housing market cooled after years of record sales volumes as the price-to-rent ratio (a measure of affordability) reached one of the highest levels in the world. Consumer spending also weakened as retail sales growth slowed meaningfully. Nonetheless, Canadian manufacturing activity expanded, reflecting strength in energy and mining production, and the unemployment rate declined to its lowest level in more than 40 years. Meanwhile, inflation rose to its highest level since September 2011, prompting the Bank of Canada to raise short-term interest rates three times during the reporting period.

From a sector perspective, financials contributed the most to the Index’s return in U.S. dollar terms. Canadian banks led the advance, benefiting from strong performance in global capital markets and rising interest rates, which led to higher net interest margins (the difference between the interest banks pay to depositors and the interest they receive from borrowers). The industrials sector also contributed to the Index’s return as road and rail stocks benefited from strong shipment volumes for energy and lumber.

Other sectors that contributed meaningfully to the Index’s performance included energy and information technology. Energy companies operating in Canada’s oil sands benefited from rising production and a significant increase in oil prices during the reporting period. In the information technology sector, software companies and IT services stocks benefited from rising U.S. sales and a lack of exposure to U.S. tariffs.

On the downside, the materials sector detracted modestly from the Index’s performance in U.S. dollar terms during the reporting period as Canadian gold mining companies declined along with the price of the precious metal. Diversified metals and mining companies and silver producers also detracted, declining along with the prices of copper and silver, respectively.

Trade tensions and rising U.S. bond yields weighed on the Canadian dollar, which depreciated by approximately 4% against the U.S. dollar for the reporting period. The Canadian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	41.5%
Energy	21.3
Materials	9.3
Industrials	8.9
Consumer Discretionary	5.0
Information Technology	4.3
Consumer Staples	3.8
Telecommunication Services	2.3
Utilities	2.2
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Royal Bank of Canada	8.2%
Toronto-Dominion Bank (The)	7.9
Bank of Nova Scotia (The)	5.0
Suncor Energy Inc.	4.8
Canadian National Railway Co.	4.7
Enbridge Inc.	4.1
Bank of Montreal	3.8
Canadian Natural Resources Ltd.	3.0
Canadian Imperial Bank of Commerce	2.9
TransCanada Corp.	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	11.07%	9.42%	11.07%	51.09%
Fund Market	11.04	9.41	11.04	51.04
Index	11.84	9.39	11.84	50.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,011.40	$ 0.05		$ 1,000.00	$ 1,025.20	$ 0.05		0.01%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Japanese economic growth moderated during the reporting period as the economy contracted in the first quarter of 2018, ending a streak of eight straight quarters of expansion, before turning positive again in the second quarter. The pace of manufacturing activity also slowed, but nevertheless expanded for two straight years through August 2018. The nation’s jobless rate reached its lowest level since October 1992, helping wages rise at the fastest pace in 21 years in June 2018. These factors led to a strong increase in private consumption.

Inflation remained below the Bank of Japan’s 2% target, with consumer prices rising 0.9% for the twelve months ended July 2018. In an ongoing effort to stimulate the economy and inflation, the central bank maintained its extraordinary stimulus policies, targeting negative short-term interest rates and flat long-term bond yields. In that environment, corporate profits attained record levels in 2017, but reported earnings generally disappointed in the first quarter of 2018.

The consumer discretionary sector contributed the most to the Index’s performance in U.S. dollar terms, led by the automobile manufacturers and consumer electronics industries. Japan’s leading automobile manufacturers benefited from increased global vehicle sales, though higher input costs and concerns about tariffs resulted in these stocks declining somewhat late in the reporting period. Consumer electronics companies benefited from strong demand for video game software.

The industrials and healthcare sectors also contributed to the Index’s return. Among industrials, companies in the trading companies and distributors industry posted record profits due to a rebound in prices for a host of commodities, including coal and base metals. Biotechnology stocks led the healthcare sector’s advance, benefiting from a number of successfully-concluded partnership deals and drug trials.

Trade tensions, large capital outflows, and unprecedented monetary stimulus weighed on the Japanese yen, which depreciated by approximately 1% against the U.S. dollar for the reporting period. The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	20.8%
Consumer Discretionary	19.9
Information Technology	12.8
Financials	12.0
Consumer Staples	8.1
Health Care	8.0
Materials	6.0
Telecommunication Services	5.4
Real Estate	3.9
Utilities	1.8
Energy	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	4.1%
SoftBank Group Corp.	2.2
Sony Corp.	2.1
Mitsubishi UFJ Financial Group Inc.	2.1
Keyence Corp.	1.6
Sumitomo Mitsui Financial Group Inc.	1.5
Honda Motor Co. Ltd.	1.4
KDDI Corp.	1.3
Mizuho Financial Group Inc.	1.2
Nintendo Co. Ltd.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Mexico ETF

Investment Objective

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico IMI 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(7.10)%	0.42%	(7.10)%	1.33%
Fund Market	(7.21)	0.27	(7.21)	0.86
Index	(7.42)	0.57	(7.42)	1.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,014.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Mexico ETF

Portfolio Management Commentary

Mexico’s economy struggled early in the reporting period when a powerful earthquake and hurricane disrupted several industries essential to its growth, including tourism and oil production. The natural disasters and concerns about the nation’s trade relationship with the U.S. led to Mexico’s first economic contraction in nearly two years. However, Mexico’s economy rebounded later in the reporting period, driven by robust wholesale and retail trade, as well as a strong recovery in manufacturing. Mexican exports reached an all-time high, paced by shipments of oil and automobiles. The election of President Andrés Manuel López Obrador led to a rebound in Mexico’s stock market late in the reporting period, and a tentative agreement on a new trade deal with the U.S. further boosted the country’s economic outlook.

The materials sector was the largest detractor from the Index’s performance in U.S. dollar terms. Within the sector, tariffs imposed by the U.S. on steel and aluminum imports weighed on Mexican metals and mining companies. In addition, construction materials companies struggled as the government scaled back its plans to increase construction spending and pricing for cement and steel grew increasingly volatile.

The consumer discretionary sector was another meaningful detractor from the Index’s return, driven by growing debt in the media industry. Companies in the retailing and consumer services industries also detracted from the Index’s performance. The telecommunication services sector also restrained the Index’s performance due in part to a declining wireless subscriber base.

Political concerns and rising U.S. bond yields weighed on the Mexican peso, which depreciated by approximately 7% against the U.S. dollar for the reporting period. The Mexican peso’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Mexican peso’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Mexican equities measured in Mexican pesos.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Staples	27.4%
Financials	17.4
Telecommunication Services	15.9
Materials	13.1
Industrials	11.2
Consumer Discretionary	7.3
Real Estate	5.8
Utilities	1.4
Health Care	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
America Movil SAB de CV, Series L	15.0%
Fomento Economico Mexicano SAB de CV	9.7
Grupo Financiero Banorte SAB de CV, Series O	9.2
Wal-Mart de Mexico SAB de CV	7.4
Grupo Mexico SAB de CV, Series B	4.6
Cemex SAB de CV	4.5
Grupo Televisa SAB	4.3
Grupo Aeroportuario del Sureste SAB de CV, Series B	2.3
Fibra Uno Administracion SA de CV	2.3
Alfa SAB de CV, Class A	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI South Korea ETF

Investment Objective

The iShares Currency Hedged MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization South Korean equities while mitigating exposure to fluctuations between the value of the South Korean won and the U.S. dollar, as represented by the MSCI Korea 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI South Korea ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.09%	9.11%	1.09%	31.90%
Fund Market	0.19	8.74	0.19	30.49
Index	2.29	9.59	2.29	33.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 966.20	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI South Korea ETF

Portfolio Management Commentary

South Korea’s economy grew at a solid, steady pace during the reporting period. The expansion was primarily driven by robust demand for exports, which historically account for more than half of South Korea’s economic growth. Semiconductor exports were particularly strong, with shipments reaching a record high. Increased sales of petrochemicals and automobiles to trading partners overseas were also beneficial. However, South Korea’s domestic economy struggled as rising unemployment, falling consumer confidence, and an escalating trade dispute between the U.S. and China hindered growth.

From a sector perspective, the information technology sector was the largest contributor to the Index’s performance in U.S. dollar terms. The technology hardware and equipment industry led the gains in the sector as the advanced technology of Korean televisions helped increase their market share over Chinese competitors. Strong worldwide demand for semiconductors, particularly memory chips, led to solid earnings for South Korean semiconductor companies as well.

The healthcare sector also contributed to the Index’s return, benefiting from the South Korean government’s increased spending on medical benefits. Within the sector, a number of biotechnology stocks posted sizable gains, especially those related to the production of biosimilars, which are biopharmaceutical drugs demonstrated to have active properties similar to drugs that have already been licensed.

On the downside, the financials sector was the largest detractor from the Index’s performance in U.S. dollar terms. Banks detracted the most as stricter borrowing regulations, hiring irregularities, and corruption allegations weighed on the industry. The materials sector also detracted from the Index’s return as chemicals and metals and mining companies weighed on performance in the sector. The rising price of oil, a key ingredient in chemical production, reduced the profit margins of chemicals companies, while metals and mining companies were adversely affected by global trade conflicts.

An interest rate increase supported the South Korean won for most of the reporting period. However, rising trade tensions late in the reporting period weighed on the South Korean won, which appreciated by approximately 1% against the U.S. dollar. The South Korean won’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the South Korean won’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of South Korean equities measured in South Korean won.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	38.8%
Financials	13.2
Consumer Discretionary	11.3
Industrials	10.2
Materials	8.1
Consumer Staples	6.9
Health Care	6.7
Energy	2.6
Utilities	1.2
Telecommunication Services	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Samsung Electronics Co. Ltd.	23.2%
SK Hynix Inc.	5.8
POSCO	3.1
Celltrion Inc.	2.7
NAVER Corp.	2.6
KB Financial Group Inc.	2.5
Hyundai Motor Co.	2.3
Shinhan Financial Group Co. Ltd.	2.3
LG Chem Ltd.	2.1
Hyundai Mobis Co. Ltd.	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Adaptive Currency Hedged MSCI Japan ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Japan ETF(a)	74,340	$4,328,075

Total Investment Companies — 100.1% (Cost: $3,683,898)		4,328,075

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	2,430	2,430

Total Short-Term Investments — 0.1% (Cost: $2,430)		2,430

Total Investments in Securities — 100.2% (Cost: $3,686,328)		4,330,505

Other Assets, Less Liabilities — (0.2)%		(6,555)

Net Assets — 100.0%		$4,323,950

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold		08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—		—	$—	$1,553	(c)	$(51)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,838	—		(408)	(b)	2,430	2,430	32		—		—
iShares MSCI Japan ETF	97,270	5,389		(28,319)		74,340	4,328,075	63,304		219,699		74,495

							$4,330,505	$64,889		$219,648		$74,495

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	242,529,000	USD	2,176,633	MS	09/05/18	$6,149
USD	3,255,516	JPY	360,929,000	MS	09/05/18	7,123

						13,272

JPY	242,529,000	USD	2,187,212	MS	09/05/18	(4,429)
USD	1,111,859	JPY	124,129,000	MS	09/05/18	(5,314)
JPY	2,495,000	USD	22,548	MS	10/02/18	(50)
USD	2,180,655	JPY	242,529,000	MS	10/02/18	(6,253)

						(16,046)

	Net unrealized depreciation					$(2,774)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2018	iShares® Adaptive Currency Hedged MSCI Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$13,272

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$16,046

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$91,598

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$8,392

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,896,290
Average amounts sold — in USD	$7,399,463

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$13,272	$16,046

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$13,272	$16,046
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$13,272	$16,046

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets

Morgan Stanley & Co. International PLC	$13,272	$(13,272)		$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities	(b)

Morgan Stanley & Co. International PLC	$16,046	$(13,272)		$2,774

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Adaptive Currency Hedged MSCI Japan ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$4,328,075	$—	$—	$4,328,075
Money Market Funds	2,430	—	—	2,430

	$4,330,505	$—	$—	$4,330,505

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$13,272	$—	$13,272
Liabilities
Forward Foreign Currency Exchange Contracts	—	(16,046)	—	(16,046)

	$—	$(2,774)	$—	$(2,774)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 98.5%
iShares MSCI Australia ETF(a)(b)	55,268	$1,242,978

Total Investment Companies — 98.5% (Cost: $1,135,098)		1,242,978

Short-Term Investments

Money Market Funds — 19.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	241,752	241,824
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	705	705

		242,529

Total Short-Term Investments — 19.2% (Cost: $242,506)		242,529

Total Investments in Securities — 117.7% (Cost: $1,377,604)		1,485,507

Other Assets, Less Liabilities — (17.7)%		(223,304)

Net Assets — 100.0%		$1,262,203

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-dayyield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

											Change in
	Shares				Shares				Net		Unrealized
	Held at	Shares		Shares	Held at	Value at			Realized		Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	241,752	(b)	—	241,752	$241,824	$151	(c)	$1		$24
BlackRock Cash Funds: Treasury, SL Agency Shares	631	74	(b)	—	705	705	10		—		—
iShares MSCI Australia ETF	50,995	10,466		(6,193)	55,268	1,242,978	52,946		3,589		(7,260)

						$1,485,507	$53,107		$3,590		$(7,236)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,459,413	AUD	3,362,000	MS	09/05/18	$42,471
AUD	17,000	USD	12,215	MS	10/03/18	5
USD	1,269,051	AUD	1,740,000	MS	10/03/18	18,215

						60,691

AUD	3,362,000	USD	2,442,310	MS	09/05/18	(25,368)

	Net unrealized appreciation					$35,323

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$60,691

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$25,368

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$92,852

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$20,067

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,633,478
Average amounts sold — in USD	$3,858,102

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$60,691	$25,368

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$60,691	$25,368
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$60,691	$25,368

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)

Morgan Stanley & Co. International PLC	$60,691	$(25,368)		$35,323

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities

Morgan Stanley & Co. International PLC	$25,368	$(25,368)		$—

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Australia ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,242,978	$—	$—	$1,242,978
Money Market Funds	242,529	—	—	242,529

	$1,485,507	$—	$—	$1,485,507

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$60,691	$—	$60,691
Liabilities
Forward Foreign Currency Exchange Contracts	—	(25,368)	—	(25,368)

	$—	$35,323	$—	$35,323

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.0%
iShares MSCI Canada ETF(a)(b)	184,171	$5,304,125

Total Investment Companies — 99.0% (Cost: $5,234,547)		5,304,125

Short-Term Investments

Money Market Funds — 43.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	2,342,477	2,343,180
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	2,881	2,881

		2,346,061

Total Short-Term Investments — 43.8% (Cost: $2,346,061)		2,346,061

Total Investments in Securities — 142.8% (Cost: $7,580,608)		7,650,186

Other Assets, Less Liabilities — (42.8)%		(2,292,696)

Net Assets — 100.0%		$5,357,490

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,342,477	(b)	—	2,342,477	$2,343,180	$814	(c)	$(2)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,161	1,720	(b)	—	2,881	2,881	51		—		—
iShares MSCI Canada ETF	89,118	301,154		(206,101)	184,171	5,304,125	129,451		308,748		(93,801)

						$7,650,186	$130,316		$308,746		$(93,801)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	27,688	CAD	36,000	CITI	09/05/18	$101
USD	6,750,132	CAD	8,806,000	MS	09/05/18	2,129
CAD	26,000	USD	19,903	MS	10/02/18	31
USD	5,436,799	CAD	7,024,000	MS	10/02/18	51,544

						53,805

CAD	8,842,000	USD	6,832,485	MS	09/05/18	(56,895)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Canada ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	35,000	USD	26,855	MS	10/02/18	$(21)

						(56,916)

	Net unrealized depreciation					$(3,111)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$53,805

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$56,916

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$316,025

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$5,891

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,054,591
Average amounts sold — in USD	$11,594,324

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$53,805	$56,916

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$53,805	$56,916
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$53,805	$56,916

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Canada ETF

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)
Citibank N.A	$101	$—	$101
Morgan Stanley & Co. International PLC	53,704	(53,704)	—

	$53,805	$(53,704)	$101

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities	(c)
Morgan Stanley & Co. International PLC	$56,916	$(53,704)	$3,212

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$5,304,125	$—	$—	$5,304,125
Money Market Funds	2,346,061	—	—	2,346,061

	$7,650,186	$—	$—	$7,650,186

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$53,805	$—	$53,805
Liabilities
Forward Foreign Currency Exchange Contracts	—	(56,916)	—	(56,916)

	$—	$(3,111)	$—	$(3,111)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.3%
iShares MSCI Japan ETF(a)	17,310,986	$1,007,845,605

Total Investment Companies — 100.3% (Cost: $973,814,608)		1,007,845,605

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	1,023,195	1,023,195

Total Short-Term Investments — 0.1% (Cost: $1,023,196)		1,023,195

Total Investments in Securities — 100.4% (Cost: $974,837,804)		1,008,868,800

Other Assets, Less Liabilities — (0.4)%		(4,034,579)

Net Assets — 100.0%		$1,004,834,221

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,023,195	(b)	—	1,023,195	$1,023,195	$17,038	$—		$—
iShares MSCI Japan ETF	21,948,803	11,472,245		(16,110,062)	17,310,986	1,007,845,605	15,378,502	112,499,192		(30,465,597)

						$1,008,868,800	$15,395,540	$112,499,192		$(30,465,597)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	10,005,000	USD	90,024	JPM	09/05/18	$22
JPY	112,120,339,000	USD	1,005,547,213	MS	09/05/18	3,545,929
JPY	856,371,000	USD	7,674,063	NSI	09/05/18	33,353
JPY	2,107,407,000	USD	18,949,048	UBS	09/05/18	17,805
USD	96,161,503	JPY	10,651,521,225	CITI	09/05/18	296,854
USD	1,000,088,380	JPY	110,847,602,000	MS	09/05/18	2,449,985
USD	1,619,316	JPY	179,175,000	NSI	09/05/18	6,724
USD	3,211,750	JPY	356,172,000	SSB	09/05/18	6,170
USD	200,315	JPY	22,245,000	TDB	09/05/18	108
USD	3,689,873	JPY	408,366,000	HSBC	10/02/18	7,596
USD	3,257,264	JPY	361,082,000	UBS	10/02/18	1,351

						6,365,897

JPY	10,651,521,225	USD	96,059,171	CITI	09/05/18	(194,522)

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	873,556,000	USD	7,905,105	NSI	09/05/18	$(43,022)
JPY	352,112,000	USD	3,185,015	TDB	09/05/18	(15,975)
USD	37,494,964	JPY	4,188,210,000	BOA	09/05/18	(199,303)
USD	3,244,183	JPY	360,770,000	CITI	09/05/18	(2,780)
USD	3,281,778	JPY	365,616,000	NSI	09/05/18	(8,799)
JPY	1,095,041,000	USD	9,884,487	UBS	10/02/18	(10,393)
USD	1,007,448,927	JPY	112,120,339,000	MS	10/02/18	(3,551,305)

						(4,026,099)

	Net unrealized appreciation					$2,339,798

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$6,365,897

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$4,026,099

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$13,707,743

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$15,663,720

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,290,331,084
Average amounts sold — in USD	$2,384,656,964

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,365,897	$4,026,099

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,365,897	$4,026,099
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$6,365,897	$4,026,099

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Japan ETF

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets(c)(d)
Citibank N.A.	$296,854	$(197,302)	$(99,552)	$—
HSBC Bank PLC	7,596	—	—	7,596
JPMorgan Chase Bank N.A.	22	—	—	22
Morgan Stanley & Co. International PLC	5,995,914	(3,551,305)	—	2,444,609
Nomura Securities International Inc.	40,077	(40,077)	—	—
State Street Bank & Trust Co.	6,170	—	—	6,170
Toronto Dominion Bank	108	(108)	—	—
UBS AG	19,156	(10,393)	—	8,763

	$6,365,897	$(3,799,185)	$(99,552)	$2,467,160

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$199,303	$—	$—	$199,303
Citibank N.A.	197,302	(197,302)	—	—
Morgan Stanley & Co. International PLC	3,551,305	(3,551,305)	—	—
Nomura Securities International Inc.	51,821	(40,077)	—	11,744
Toronto Dominion Bank	15,975	(108)	—	15,867
UBS AG	10,393	(10,393)	—	—

	$4,026,099	$(3,799,185)	$—	$226,914

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,007,845,605	$—	$—	$1,007,845,605
Money Market Funds	1,023,195	—	—	1,023,195

	$1,008,868,800	$—	$—	$1,008,868,800

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$6,365,897	$—	$6,365,897
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,026,099)	—	(4,026,099)

	$—	$2,339,798	$—	$2,339,798

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Mexico ETF(a)	19,342	$973,676

Total Investment Companies — 100.1% (Cost: $924,399)		973,676

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	545	545

Total Short-Term Investments — 0.1% (Cost: $545)		545

Total Investments in Securities — 100.2% (Cost: $924,944)		974,221

Other Assets, Less Liabilities — (0.2)%		(1,858)

Net Assets — 100.0%		$972,363

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold		Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—		—	$—	$6,196	(c)	$(42)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,306	—		(761	)(b)	545	545	11		—		—
iShares MSCI Mexico ETF	57,159	8,500		(46,317)		19,342	973,676	31,437		101,945		(427,647)

							$974,221	$37,644		$101,903		$(427,647)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,000	USD	209	CITI	09/05/18	$—
MXN	37,661,000	USD	1,967,980	MS	09/05/18	3,259
USD	214	MXN	4,000	CITI	09/05/18	4
USD	1,031,779	MXN	19,279,000	MS	09/05/18	22,685
MXN	379,000	USD	19,600	MS	10/02/18	151

						26,099

MXN	901,000	USD	48,011	MS	09/05/18	(851)
USD	1,008,499	MXN	19,283,000	MS	09/05/18	(805)
USD	995,220	MXN	19,146,000	MS	10/02/18	(2,562)

						(4,218)

	Net unrealized appreciation					$21,881

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Mexico ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$26,099

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$4,218

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$36,907

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$19,504

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,552,476
Average amounts sold — in USD	$5,759,683

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$26,099	$4,218

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$26,099	$4,218
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$26,099	$4,218

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Net Amount of Derivative Assets(b)
Citibank N.A.	$4	$—	$4
Morgan Stanley & Co. International PLC	26,095	(4,218)	21,877

	$26,099	$(4,218)	$21,881

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Mexico ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$4,218	$(4,218)		$ —

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$973,676	$—	$—	$973,676
Money Market Funds	545	—	—	545

	$974,221	$—	$—	$974,221

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$26,099	$—	$ 26,099
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,218)	—	(4,218)

	$—	$21,881	$—	$ 21,881

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.5%
iShares MSCI South Korea ETF(a)	21,273	$1,432,098

Total Investment Companies — 99.5% (Cost: $1,236,258)		1,432,098

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	770	770

Total Short-Term Investments — 0.1% (Cost: $770)		770

Total Investments in Securities — 99.6% (Cost: $1,237,028)		1,432,868

Other Assets, Less Liabilities — 0.4%		5,985

Net Assets — 100.0%		$1,438,853

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased	Shares Sold		Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	812	—	(42	)(b)	770	$770	$13	$—		$—
iShares MSCI South Korea ETF	21,414	2,366	(2,507)		21,273	1,432,098	44,714	18,863		(34,259)

						$1,432,868	$44,727	$18,863		$(34,259)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	25,228,000	USD	22,646	MS	09/05/18	$17
KRW	16,005,000	USD	14,330	MS	10/02/18	25
USD	1,430,707	KRW	1,588,414,000	MS	10/02/18	6,032

						6,074

KRW	1,589,902,000	USD	1,431,442	MS	09/05/18	(3,151)
USD	1,446,074	KRW	1,615,130,000	MS	09/05/18	(4,881)
USD	4,237	KRW	4,727,000	MS	10/02/18	(2)

						(8,034)

	Net unrealized depreciation					$(1,960)

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI South Korea ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$6,074

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$8,034

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(8,434)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(2,586)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,542,924
Average amounts sold — in USD	$4,024,960

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,074	$8,034

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,074	$8,034
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$6,074	$8,034

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$6,074	$(6,074)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(b)
Morgan Stanley & Co. International PLC	$8,034	$(6,074)		$1,960

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI South Korea ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,432,098	$—	$—	$1,432,098
Money Market Funds	770	—	—	770

	$1,432,868	$—	$—	$1,432,868

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$6,074	$—	$6,074
Liabilities
Forward Foreign Currency Exchange Contracts	—	(8,034)	—	(8,034)

	$—	$(1,960)	$—	$(1,960)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2018

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$4,330,505	$1,485,507	$7,650,186	$1,008,868,800
Receivables:
Investments sold	—	—	53,376	—
Securities lending income — Affiliated	—	124	352	—
Capital shares sold	—	—	—	6,319
Dividends	4	1	6	1,377
Unrealized appreciation on:
Forward foreign currency exchange contracts	13,272	60,691	53,805	6,365,897

Total assets	4,343,781	1,546,323	7,757,725	1,015,242,393

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	—	—	—	520,000
Collateral on securities loaned, at value	—	241,800	2,343,180	—
Payables:
Investments purchased	3,785	16,920	—	5,862,073
Investment advisory fees	—	32	139	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,046	25,368	56,916	4,026,099

Total liabilities	19,831	284,120	2,400,235	10,408,172

NET ASSETS	$4,323,950	$1,262,203	$5,357,490	$1,004,834,221

NET ASSETS CONSIST OF:
Paid-in capital	$3,734,840	$1,717,994	$5,270,331	$1,040,968,530
Undistributed net investment income	6	87	46	—
Accumulated net realized gain (loss)	(52,299)	(599,104)	20,646	(72,505,103)
Net unrealized appreciation	641,403	143,226	66,467	36,370,794

NET ASSETS	$4,323,950	$1,262,203	$5,357,490	$1,004,834,221

Shares outstanding	150,000	50,000	200,000	31,050,000

Net asset value	$28.83	$25.24	$26.79	$32.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$233,896	$2,249,453	$—
(b) Investments, at cost — Affiliated	$3,686,328	$1,377,604	$7,580,608	$974,837,804

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities  (continued)

August 31, 2018

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$974,221	$1,432,868
Receivables:
Investments sold	—	7,943
Dividends	—	2
Unrealized appreciation on:
Forward foreign currency exchange contracts	26,099	6,074

Total assets	1,000,320	1,446,887

LIABILITIES
Payables:
Investments purchased	23,714	—
Investment advisory fees	25	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,218	8,034

Total liabilities	27,957	8,034

NET ASSETS	$972,363	$1,438,853

NET ASSETS CONSIST OF:
Paid-in capital	$1,300,448	$1,235,215
Undistributed net investment income	407	3
Accumulated net realized gain (loss)	(399,650)	9,755
Net unrealized appreciation	71,158	193,880

NET ASSETS	$972,363	$1,438,853

Shares outstanding	50,000	50,000

Net asset value	$19.45	$28.78

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Affiliated	$924,944	$1,237,028

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2018

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF

INVESTMENT INCOME
Dividends — Affiliated	$63,336	$52,956	$129,502	$15,395,540
Securities lending income — Affiliated — net	1,553	151	814	—

Total investment income	64,889	53,107	130,316	15,395,540

EXPENSES
Investment advisory fees	27,815	7,460	37,534	5,763,684
Proxy fees	—	—	—	125

Total expenses	27,815	7,460	37,534	5,763,809

Less:
Investment advisory fees waived	(27,815)	(7,099)	(35,718)	(5,690,915)

Total expenses after fees waived	—	361	1,816	72,894

Net investment income	64,889	52,746	128,500	15,322,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments —Affiliated	14,318	3,590	537	(1,466,883)
In-kind redemptions — Affiliated	205,330	—	308,209	113,966,075
Forward foreign currency exchange contracts	91,598	92,852	316,025	13,707,743

Net realized gain	311,246	96,442	624,771	126,206,935

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	74,495	(7,236)	(93,801)	(30,465,597)
Forward foreign currency exchange contracts	8,392	20,067	5,891	15,663,720

Net change in unrealized appreciation (depreciation)	82,887	12,831	(87,910)	(14,801,877)

Net realized and unrealized gain	394,133	109,273	536,861	111,405,058

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,022	$162,019	$665,361	$126,727,704

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations  (continued)

Year Ended August 31, 2018

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Affiliated	$31,448	$44,727
Securities lending income — Affiliated — net	6,196	—

Total investment income	37,644	44,727

EXPENSES
Investment advisory fees	11,211	11,640

Total expenses	11,211	11,640

Less:
Investment advisory fees waived	(10,669)	(11,640)

Total expenses after fees waived	542	—

Net investment income	37,102	44,727

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(37,039)	18,863
In-kind redemptions — Affiliated	138,942	—
Forward foreign currency exchange contracts	36,907	(8,434)

Net realized gain	138,810	10,429

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(427,647)	(34,259)
Forward foreign currency exchange contracts	19,504	(2,586)

Net change in unrealized appreciation (depreciation)	(408,143)	(36,845)

Net realized and unrealized loss	(269,333)	(26,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(232,231)	$18,311

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Adaptive Currency Hedged MSCI Japan ETF		iShares Currency Hedged MSCI Australia ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,889	$77,529	$52,746	$166,303
Net realized gain	311,246	76,378	96,442	939,527
Net change in unrealized appreciation (depreciation)	82,887	459,555	12,831	(587,757)

Net increase in net assets resulting from operations	459,022	613,462	162,019	518,073

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(64,888)	(77,558)	(52,659)	(166,741)

Decrease in net assets resulting from distributions to shareholders	(64,888)	(77,558)	(52,659)	(166,741)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,379,179)	1,253,408	—	(9,108,516)

NET ASSETS
Total increase (decrease) in net assets	(985,045)	1,789,312	109,360	(8,757,184)
Beginning of year	5,308,995	3,519,683	1,152,843	9,910,027

End of year	$4,323,950	$5,308,995	$1,262,203	$1,152,843

Undistributed net investment income included in net assets at end of year	$6	$5	$87	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Japan ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$128,500	$45,397	$15,322,646	$16,533,221
Net realized gain	624,771	1,357,284	126,206,935	37,763,975
Net change in unrealized appreciation (depreciation)	(87,910)	(850,002)	(14,801,877)	79,812,136

Net increase in net assets resulting from operations	665,361	552,679	126,727,704	134,109,332

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(128,454)	(45,516)	(15,325,665)	(16,546,504)

Decrease in net assets resulting from distributions to shareholders	(128,454)	(45,516)	(15,325,665)	(16,546,504)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,350,148	(8,629,468)	(305,294,147)	605,148,119

NET ASSETS
Total increase (decrease) in net assets	2,887,055	(8,122,305)	(193,892,108)	722,710,947
Beginning of year	2,470,435	10,592,740	1,198,726,329	476,015,382

End of year	$5,357,490	$2,470,435	$1,004,834,221	$1,198,726,329

Undistributed net investment income included in net assets at end of year	$46	$—	$—	$—

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Mexico ETF		iShares Currency Hedged MSCI South Korea ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,102	$46,216	$44,727	$100,558
Net realized gain (loss)	138,810	(524,548)	10,429	1,132,904
Net change in unrealized appreciation (depreciation)	(408,143)	627,661	(36,845)	(498,156)

Net increase (decrease) in net assets resulting from operations	(232,231)	149,329	18,311	735,306

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(36,807)	(46,128)	(44,724)	(100,689)
From net realized gain	—	(110,888)	—	(296,450)

Decrease in net assets resulting from distributions to shareholders	(36,807)	(157,016)	(44,724)	(397,139)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,986,543)	2,058,447	—	(11,226,359)

NET ASSETS
Total increase (decrease) in net assets	(2,255,581)	2,050,760	(26,413)	(10,888,192)
Beginning of year	3,227,944	1,177,184	1,465,266	12,353,458

End of year	$972,363	$3,227,944	$1,438,853	$1,465,266

Undistributed net investment income included in net assets at end of year	$407	$112	$3	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights (For a share outstanding throughout each period)

	iShares Adaptive Currency Hedged MSCI Japan ETF
			Period From
	Year Ended	Year Ended	01/05/16	(a)
	08/31/18	08/31/17	to 08/31/16

Net asset value, beginning of period	$26.54	$23.46	$24.92

Net investment income(b)	0.42	0.44	0.23
Net realized and unrealized gain (loss)(c)	2.30	3.10	(1.51)

Net increase (decrease) from investment operations	2.72	3.54	(1.28)

Distributions(d)
From net investment income	(0.43)	(0.46)	(0.18)

Total distributions	(0.43)	(0.46)	(0.18)

Net asset value, end of period	$28.83	$26.54	$23.46

Total Return
Based on net asset value	10.22%	15.24%	(5.06	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.62%	0.62%	0.62	%(g)

Total expenses after fees waived(f)	0.00%	0.00%	0.00	%(g)

Net investment income	1.45%	1.72%	1.57	%(g)

Supplemental Data
Net assets, end of period (000)	$4,324	$5,309	$3,520

Portfolio turnover rate(h)(i)	5%	8%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Australia ETF
				Period From
	Year Ended	Year Ended	Year Ended	06/29/15	(a)
	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$23.06	$22.02	$23.52	$24.48

Net investment income (loss)(b)	1.05	0.75	0.72	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	2.18	1.40	0.49	(0.96)

Net increase (decrease) from investment operations	3.23	2.15	1.21	(0.96)

Distributions(e)
From net investment income	(1.05)	(1.11)	(0.90)	—
In excess of net investment income	—	—	(1.81)	—

Total distributions	(1.05)	(1.11)	(2.71)	—

Net asset value, end of period	$25.24	$23.06	$22.02	$23.52

Total Return
Based on net asset value	14.25%	9.86%	5.70%	(3.92	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.04	%(h)

Net investment income (loss)	4.38%	3.31%	3.33%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,262	$1,153	$9,910	$2,352

Portfolio turnover rate(i)(j)	12%	13%	15%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.
(k)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Canada ETF
					Period From
	Year Ended	Year Ended	Year Ended		06/29/15	(a)
	08/31/18	08/31/17	08/31/16		to 08/31/15

Net asset value, beginning of period	$24.70	$23.54	$23.47		$24.36

Net investment income (loss)(b)	0.56	0.24	0.41		(0.00	)(c)
Net realized and unrealized gain (loss)(d)	2.10	1.38	1.07		(0.89)

Net increase (decrease) from investment operations	2.66	1.62	1.48		(0.89)

Distributions(e)
From net investment income	(0.57)	(0.46)	(0.46)		—
From net realized gain	—	—	(0.95)		—
Return of capital	—	—	(0.00	)(c)	—

Total distributions	(0.57)	(0.46)	(1.41)		—

Net asset value, end of period	$26.79	$24.70	$23.54		$23.47

Total Return
Based on net asset value	10.82%	6.86%	6.92%		(3.69	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%		0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%		0.05	%(h)

Net investment income (loss)	2.12%	0.98%	1.84%		(0.05	)%(h)

Supplemental Data
Net assets, end of period (000)	$5,357	$2,470	$10,593		$2,347

Portfolio turnover rate(i)(j)	10%	8%	13%		0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF
							Period From
	Year Ended	Year Ended		Year Ended		Year Ended	01/31/14	(a)
	08/31/18	08/31/17		08/31/16		08/31/15	to 08/31/14

Net asset value, beginning of period	$29.56	$24.73		$29.46		$25.02	$23.53

Net investment income(b)	0.46	0.52		0.41		0.43	0.13
Net realized and unrealized gain (loss)(c)	2.81	4.78		(4.11)		4.58	1.53

Net increase (decrease) from investment operations	3.27	5.30		(3.70)		5.01	1.66

Distributions(d)
From net investment income	(0.47)	(0.47)		(0.44)		(0.32)	(0.17)
From net realized gain	—	—		(0.59)		(0.25)	(0.00	)(e)

Total distributions	(0.47)	(0.47)		(1.03)		(0.57)	(0.17)

Net asset value, end of period	$32.36	$29.56		$24.73		$29.46	$25.02

Total Return
Based on net asset value	11.07%	21.50%		(12.91)%		20.08%	7.05	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.53%	0.53%		0.53%		0.53%	0.53	%(h)

Total expenses after fees waived(g)	0.01%	0.00	%(i)	0.00	%(i)	0.01%	0.01	%(h)

Net investment income	1.41%	1.84%		1.57%		1.39%	0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$1,004,834	$1,198,726		$476,015		$735,081	$32,531

Portfolio turnover rate(j)(k)	9%	11%		11%		12%	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Rounds to less than 0.01%.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Mexico ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$21.52	$23.54	$24.03	$24.43

Net investment income (loss)(b)	0.41	0.43	0.49	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(1.95)	0.09	1.15	(0.40)

Net increase (decrease) from investment operations	(1.54)	0.52	1.64	(0.40)

Distributions(e)
From net investment income	(0.53)	(0.33)	(0.71)	—
In excess of net investment income	—	(2.21)	(1.42)	—

Total distributions	(0.53)	(2.54)	(2.13)	—

Net asset value, end of period	$19.45	$21.52	$23.54	$24.03

Total Return
Based on net asset value	(7.10)%	3.24%	7.41%	(1.64	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.04	%(h)

Net investment income (loss)	2.05%	2.03%	2.11%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$972	$3,228	$1,177	$2,403

Portfolio turnover rate(i)(j)	23%	12%	22%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.
(k)	Rounds to less than 1%.

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI South Korea ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$29.31	$24.71	$22.70	$24.64

Net investment income (loss)(b)	0.89	0.51	2.12	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.53)	5.29	0.92	(1.94)

Net increase (decrease) from investment operations	0.36	5.80	3.04	(1.94)

Distributions(e)
From net investment income	(0.89)	(0.35)	(0.55)	—
From net realized gain	—	(0.85)	(0.48)	—

Total distributions	(0.89)	(1.20)	(1.03)	—

Net asset value, end of period	$28.78	$29.31	$24.71	$22.70

Total Return
Based on net asset value	1.09%	24.59%	13.67%	(7.87	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.77%	0.77%	0.77%	0.77	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.02	%(h)

Net investment income (loss)	2.96%	2.01%	9.13%	(0.02	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,439	$1,465	$12,353	$2,270

Portfolio turnover rate(i)(j)	11%	25%	21%	2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Japan	Non-diversified
Currency Hedged MSCI Australia	Diversified	(a)
Currency Hedged MSCI Canada	Diversified	(a)
Currency Hedged MSCI Japan	Diversified
Currency Hedged MSCI Mexico	Diversified	(a)
Currency Hedged MSCI South Korea	Diversified	(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Currency Hedged MSCI Australia Barclays Bank PLC	$233,896	$233,896		$—	$—

Currency Hedged MSCI Canada Barclays Bank PLC	$795,053	$795,053		$—	$—
Merrill Lynch, Pierce, Fenner & Smith	1,454,400	1,454,400		—	—

	$2,249,453	$2,249,453		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Adaptive Currency Hedged MSCI Japan	0.62%
Currency Hedged MSCI Australia	0.62
Currency Hedged MSCI Canada	0.62
Currency Hedged MSCI Japan	0.53
Currency Hedged MSCI Mexico	0.62
Currency Hedged MSCI South Korea	0.77

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Adaptive Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Japan ETF (“EWJ”), after taking into account any fee waivers by EWJ.

For the iShares Currency Hedged MSCI Australia ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Australia ETF (“EWA”), after taking into account any fee waivers by EWA, plus 0.03%.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

For the iShares Currency Hedged MSCI Mexico ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Mexico ETF (“EWW”), after taking into account any fee waivers by EWW, plus 0.03%.

For the iShares Currency Hedged MSCI South Korea ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI South Korea ETF (“EWY”), after taking into account any fee waivers by EWY, plus 0.03%. BFA has also contractually agreed to an additional reduction in the investment advisory fee of 0.03% through December 31, 2020.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI Japan	$580
Currency Hedged MSCI Australia	46
Currency Hedged MSCI Canada	254
Currency Hedged MSCI Mexico	1,536

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Adaptive Currency Hedged MSCI Japan	1	64%
Currency Hedged MSCI Mexico	1	56

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Japan	$318,218	$230,870
Currency Hedged MSCI Australia	235,518	143,907
Currency Hedged MSCI Canada	866,417	596,370
Currency Hedged MSCI Japan	131,841,320	101,405,382
Currency Hedged MSCI Mexico	416,096	408,777
Currency Hedged MSCI South Korea	167,402	186,124

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI Japan	$—	$1,375,110
Currency Hedged MSCI Canada	7,616,205	5,280,793
Currency Hedged MSCI Japan	548,848,156	854,291,096
Currency Hedged MSCI Mexico	—	1,935,710

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to distributions paid in excess of taxable income, the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Adaptive Currency Hedged MSCI Japan	$194,345	$—	$(194,345)
Currency Hedged MSCI Canada	330,883	—	(330,883)
Currency Hedged MSCI Japan	111,069,307	3,019	(111,072,326)
Currency Hedged MSCI Mexico	75,233	—	(75,233)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
Adaptive Currency Hedged MSCI Japan
Ordinary income	$64,888	$77,558

Currency Hedged MSCI Australia
Ordinary income	$52,659	$166,741

Currency Hedged MSCI Canada
Ordinary income	$128,454	$45,516

Currency Hedged MSCI Japan
Ordinary income	$15,325,665	$16,546,504

Currency Hedged MSCI Mexico
Ordinary income	$36,807	$105,700
Long-term capital gains	—	51,316

	$36,807	$157,016

Currency Hedged MSCI South Korea
Ordinary income	$44,724	$214,656
Long-term capital gains	—	182,483

	$44,724	$397,139

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Total
Adaptive Currency Hedged MSCI Japan	$6	$—	$(52,617)	$641,721		$589,110
Currency Hedged MSCI Australia	87	—	(560,062)	104,184		(455,791)
Currency Hedged MSCI Canada	46	21,361	—	65,752		87,159
Currency Hedged MSCI Japan	—	—	(68,046,267)	31,911,958		(36,134,309)
Currency Hedged MSCI Mexico	407	—	(352,826)	24,334		(328,085)
Currency Hedged MSCI South Korea	8,986	—	—	194,652		203,638

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Adaptive Currency Hedged MSCI Japan	$52,617
Currency Hedged MSCI Australia	560,062
Currency Hedged MSCI Japan	68,046,267
Currency Hedged MSCI Mexico	352,826

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Adaptive Currency Hedged MSCI Japan	$116,637
Currency Hedged MSCI Australia	116,841
Currency Hedged MSCI Canada	275,892
Currency Hedged MSCI Japan	29,501,830
Currency Hedged MSCI Mexico	32,753

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Adaptive Currency Hedged MSCI Japan	$3,688,784	$657,449	$(15,728)	$641,721
Currency Hedged MSCI Australia	1,381,323	133,271	(29,087)	104,184
Currency Hedged MSCI Canada	7,584,434	123,383	(57,631)	65,752
Currency Hedged MSCI Japan	976,956,842	38,057,095	(6,145,137)	31,911,958
Currency Hedged MSCI Mexico	949,887	53,495	(29,161)	24,334
Currency Hedged MSCI South Korea	1,238,216	201,914	(7,262)	194,652

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
Adaptive Currency Hedged MSCI Japan
Shares sold	—	$—	50,000	$1,253,408
Shares redeemed	(50,000)	(1,379,179)	—	—

Net increase (decrease)	(50,000)	$(1,379,179)	50,000	$1,253,408

Currency Hedged MSCI Australia
Shares redeemed	—	—	(400,000)	(9,108,516)

Currency Hedged MSCI Canada
Shares sold	300,000	$7,634,766	—	$—
Shares redeemed	(200,000)	(5,284,618)	(350,000)	(8,629,468)

Net increase (decrease)	100,000	$2,350,148	(350,000)	$(8,629,468)

Currency Hedged MSCI Japan
Shares sold	16,950,000	$549,525,697	44,500,000	$1,247,124,607
Shares redeemed	(26,450,000)	(854,819,844)	(23,200,000)	(641,976,488)

Net increase (decrease)	(9,500,000)	$(305,294,147)	21,300,000	$605,148,119

Currency Hedged MSCI Mexico
Shares sold	—	$—	200,000	$4,095,059
Shares redeemed	(100,000)	(1,986,543)	(100,000)	(2,036,612)

Net increase (decrease)	(100,000)	$(1,986,543)	100,000	$2,058,447

Currency Hedged MSCI South Korea
Shares sold	—	$—	100,000	$2,529,942
Shares redeemed	—	—	(550,000)	(13,756,301)

Net decrease	—	$—	(450,000)	$(11,226,359)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF)filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Adaptive Currency Hedged MSCI Japan ETF,

iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF,

iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF and

iShares Currency Hedged MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Adaptive Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Japan	$63,297
Currency Hedged MSCI Australia	51,326
Currency Hedged MSCI Canada	127,585
Currency Hedged MSCI Japan	15,298,709
Currency Hedged MSCI Mexico	16,942
Currency Hedged MSCI South Korea	44,713

For the fiscal year ended August 31, 2018, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Japan	$72,666	$9,369
Currency Hedged MSCI Australia	50,423	641
Currency Hedged MSCI Canada	160,278	35,021
Currency Hedged MSCI Japan	17,648,990	2,263,763
Currency Hedged MSCI Mexico	32,008	2,109
Currency Hedged MSCI South Korea	37,574	4,044

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2018:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Canada	$29,818

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Adaptive Currency Hedged MSCI Japan ETF and iShares Currency Hedged MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract  (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	63

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI Japan	$0.423392	$—	$0.009196	$0.432588	98%	—%	2%	100%
Currency Hedged MSCI Australia	1.053179	—	—	1.053179	100	—	—	100
Currency Hedged MSCI Canada	0.518101	—	0.055397	0.573498	90	—	10	100
Currency Hedged MSCI Japan	0.458314	—	0.010251	0.468565	98	—	2	100
Currency Hedged MSCI South Korea	0.395855	—	0.498627	0.894482	44	—	56	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Japan ETF

Period Covered: January 07, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.16%
Greater than 2.0% and Less than 2.5%	2	0.32
Greater than 1.5% and Less than 2.0%	2	0.32
Greater than 1.0% and Less than 1.5%	8	1.28
Greater than 0.5% and Less than 1.0%	46	7.36
Greater than 0.0% and Less than 0.5%	160	25.60
At NAV	21	3.36
Less than 0.0% and Greater than –0.5%	310	49.60
Less than –0.5% and Greater than –1.0%	61	9.76
Less than –1.0% and Greater than –1.5%	10	1.60
Less than –1.5% and Greater than –2.0%	3	0.48
Less than –6.0%	1	0.16

	625	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	65

Supplemental Information  (unaudited) (continued)

iShares Currency Hedged MSCI Australia ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	42	5.56%
Greater than 5.5% and Less than 6.0%	14	1.85
Greater than 5.0% and Less than 5.5%	23	3.04
Greater than 4.5% and Less than 5.0%	13	1.72
Greater than 4.0% and Less than 4.5%	4	0.53
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 3.0% and Less than 3.5%	1	0.13
Greater than 2.5% and Less than 3.0%	1	0.13
Greater than 2.0% and Less than 2.5%	2	0.26
Greater than 1.5% and Less than 2.0%	7	0.93
Greater than 1.0% and Less than 1.5%	3	0.40
Greater than 0.5% and Less than 1.0%	14	1.85
Greater than 0.0% and Less than 0.5%	306	40.49
At NAV	24	3.17
Less than 0.0% and Greater than –0.5%	233	30.82
Less than –0.5% and Greater than –1.0%	17	2.25
Less than –1.0% and Greater than –1.5%	27	3.57
Less than –1.5% and Greater than –2.0%	16	2.12
Less than –2.0% and Greater than –2.5%	1	0.13
Less than –4.0% and Greater than –4.5%	2	0.26
Less than –4.5% and Greater than –5.0%	4	0.53
Less than –5.0% and Greater than –5.5%	1	0.13

	756	100.00%

iShares Currency Hedged MSCI Canada ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.26%
Greater than 5.0% and Less than 5.5%	1	0.13
Greater than 4.5% and Less than 5.0%	4	0.53
Greater than 4.0% and Less than 4.5%	1	0.13
Greater than 2.5% and Less than 3.0%	3	0.40
Greater than 2.0% and Less than 2.5%	4	0.53
Greater than 1.5% and Less than 2.0%	4	0.53
Greater than 1.0% and Less than 1.5%	1	0.13
Greater than 0.5% and Less than 1.0%	19	2.51
Greater than 0.0% and Less than 0.5%	432	57.15
At NAV	30	3.97
Less than 0.0% and Greater than –0.5%	254	33.60
Less than –0.5% and Greater than –1.0%	1	0.13

	756	100.00%

iShares Currency Hedged MSCI Japan ETF

Period Covered: February 04, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 0.5% and Less than 1.0%	1	0.09
Greater than 0.0% and Less than 0.5%	572	51.53
At NAV	75	6.76
Less than 0.0% and Greater than –0.5%	461	41.53

	1,110	100.00%

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)  (continued)

iShares Currency Hedged MSCI Mexico ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.40%
Greater than 5.0% and Less than 5.5%	1	0.13
Greater than 4.5% and Less than 5.0%	1	0.13
Greater than 4.0% and Less than 4.5%	1	0.13
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 3.0% and Less than 3.5%	5	0.66
Greater than 2.5% and Less than 3.0%	13	1.72
Greater than 2.0% and Less than 2.5%	14	1.85
Greater than 1.5% and Less than 2.0%	3	0.40
Greater than 1.0% and Less than 1.5%	5	0.66
Greater than 0.5% and Less than 1.0%	34	4.50
Greater than 0.0% and Less than 0.5%	329	43.53
At NAV	29	3.84
Less than 0.0% and Greater than –0.5%	186	24.60
Less than –0.5% and Greater than –1.0%	76	10.05
Less than –1.0% and Greater than –1.5%	34	4.50
Less than –1.5% and Greater than –2.0%	17	2.25
Less than –3.0% and Greater than –3.5%	1	0.13
Less than –3.5% and Greater than –4.0%	2	0.26
Less than –4.0% and Greater than –4.5%	1	0.13

	756	100.00%

iShares Currency Hedged MSCI South Korea ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.13%
Greater than 0.5% and Less than 1.0%	1	0.13
Greater than 0.0% and Less than 0.5%	157	20.77
At NAV	19	2.51
Less than 0.0% and Greater than –0.5%	419	55.43
Less than –0.5% and Greater than –1.0%	150	19.84
Less than –1.0% and Greater than –1.5%	8	1.06
Less than –6.0%	1	0.13

	756	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	67

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011);Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Counterparty Abbreviations

BOA	Bank of America N.A.

CITI	Citibank N.A.

HSBC	HSBC Bank PLC

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

NSI	Nomura Securities International Inc.

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	71

Additional Financial Information

Audited Financial Statements

August 31, 2018

iShares, Inc.

iShares MSCI Australia ETF | EWA | NYSE Arca

iShares MSCI Canada ETF | EWC | NYSE Arca

iShares MSCI Japan ETF | EWJ | NYSE Arca

iShares MSCI Mexico ETF | EWW | NYSE Arca

iShares MSCI South Korea ETF | EWY | NYSE Arca

Schedule of Investments August 31, 2018	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 28.5%
Australia & New Zealand Banking Group Ltd.	3,930,160	$83,847,628
Bank of Queensland Ltd.	536,376	4,457,054
Bendigo & Adelaide Bank Ltd.	656,559	5,503,205
Commonwealth Bank of Australia	2,389,677	123,118,027
National Australia Bank Ltd.	3,696,989	75,851,823
Westpac Banking Corp.	4,648,556	95,946,816

		388,724,553
Beverages — 1.4%
Coca-Cola Amatil Ltd.	686,943	4,664,927
Treasury Wine Estates Ltd.	978,018	13,771,185

		18,436,112
Biotechnology — 7.4%
CSL Ltd.	614,310	100,986,811

Capital Markets — 4.0%
ASX Ltd.	263,502	12,889,796
Macquarie Group Ltd.	439,093	41,091,247

		53,981,043
Chemicals — 1.0%
Incitec Pivot Ltd.	2,255,580	6,394,445
Orica Ltd.	513,204	6,528,515

		12,922,960
Commercial Services & Supplies — 1.3%
Brambles Ltd.	2,164,561	17,172,558

Construction & Engineering — 0.3%
CIMIC Group Ltd.	131,974	4,703,462

Construction Materials — 1.3%
Boral Ltd.	1,594,150	8,070,227
James Hardie Industries PLC	598,960	9,170,166

		17,240,393
Containers & Packaging — 1.2%
Amcor Ltd./Australia	1,575,001	16,288,287

Diversified Financial Services — 1.1%
AMP Ltd.	3,961,130	9,568,065
Challenger Ltd./Australia	745,929	5,842,308

		15,410,373
Diversified Telecommunication Services — 1.2%
Telstra Corp. Ltd.	5,653,326	12,674,308
TPG Telecom Ltd.(a)	501,371	3,132,791

		15,807,099
Electric Utilities — 0.2%
AusNet Services	2,451,552	2,916,524

Equity Real Estate Investment Trusts (REITs) — 6.3%
BGP Holdings PLC(b)	18,888,372	220
Dexus	1,380,596	10,703,355
Goodman Group	2,204,316	17,057,531
GPT Group (The)	2,452,801	9,170,888
Mirvac Group	5,024,421	8,829,799
Scentre Group	7,238,683	21,515,919
Stockland	3,309,810	9,885,796
Vicinity Centres	4,464,262	8,943,098

		86,106,606
Food & Staples Retailing — 6.9%
Wesfarmers Ltd.	1,541,528	57,358,175

Security	Shares	Value

Food & Staples Retailing (continued)
Woolworths Group Ltd.	1,783,402	$36,500,114

		93,858,289
Gas Utilities — 0.9%
APA Group	1,602,155	11,586,788

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	78,100	12,189,366

Health Care Providers & Services — 1.6%
Healthscope Ltd.	2,349,986	3,721,928
Ramsay Health Care Ltd.	192,388	7,749,822
Sonic Healthcare Ltd.	547,048	10,361,424

		21,833,174
Hotels, Restaurants & Leisure — 2.8%
Aristocrat Leisure Ltd.	781,393	17,851,622
Crown Resorts Ltd.	513,973	5,278,216
Domino’s Pizza Enterprises Ltd.(a)	81,144	3,174,770
Flight Centre Travel Group Ltd.	75,467	3,188,432
Tabcorp Holdings Ltd.	2,594,728	9,007,237

		38,500,277
Insurance — 4.5%
Insurance Australia Group Ltd.	3,218,787	17,970,827
Medibank Pvt Ltd.	3,741,536	8,225,874
QBE Insurance Group Ltd.	1,841,526	14,663,030
Suncorp Group Ltd.	1,762,023	19,738,835

		60,598,566
Internet Software & Services — 0.3%
REA Group Ltd.	71,542	4,714,992

IT Services — 0.6%
Computershare Ltd.	627,976	8,728,808

Metals & Mining — 13.8%
Alumina Ltd.	3,320,689	6,916,386
BHP Billiton Ltd.	4,361,130	104,743,345
BlueScope Steel Ltd.	747,093	9,352,555
Fortescue Metals Group Ltd.	2,121,231	5,890,847
Newcrest Mining Ltd.	1,043,610	14,634,388
Rio Tinto Ltd.	559,957	29,456,864
South32 Ltd.	6,963,841	17,526,154

		188,520,539
Multi-Utilities — 1.0%
AGL Energy Ltd.	892,103	13,406,613

Multiline Retail — 0.1%
Harvey Norman Holdings Ltd.	758,720	1,975,343

Oil, Gas & Consumable Fuels — 5.8%
Caltex Australia Ltd.	354,621	7,747,716
Oil Search Ltd.	1,866,361	12,093,784
Origin Energy Ltd.(c)	2,391,060	13,747,260
Santos Ltd.	2,402,527	11,780,304
Woodside Petroleum Ltd.	1,271,193	33,895,587

		79,264,651
Professional Services — 0.5%
Seek Ltd.	451,909	7,320,783

Real Estate Management & Development — 0.9%
LendLease Group	784,456	11,624,361

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Road & Rail — 0.6%
Aurizon Holdings Ltd.	2,702,380	$8,208,319

Transportation Infrastructure — 2.5%
Sydney Airport	1,497,751	7,809,683
Transurban Group	3,024,651	26,380,384

		34,190,067

Total Common Stocks — 98.9% (Cost: $1,558,094,211)		1,347,217,717

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	5,082,269	5,083,794
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	358,813	358,813

		5,442,607

Total Short-Term Investments — 0.4% (Cost: $5,441,463)		5,442,607

Total Investments in Securities — 99.3% (Cost: $1,563,535,674)		1,352,660,324

Other Assets, Less Liabilities — 0.7%		10,109,840

Net Assets — 100.0%		$1,362,770,164

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,985,447	(1,903,178)	5,082,269	$5,083,794	$63,122	(b)	$(1,454)	$824
BlackRock Cash Funds: Treasury, SL Agency Shares	183,299	175,514	358,813	358,813	18,406		—	—

				$5,442,607	$81,528		$(1,454)	$824

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	134	09/20/18	$15,273	$180,435

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$180,435

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$305,608

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$261,088

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,055,820

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,320,837,113	$26,380,384	$220	$1,347,217,717
Money Market Funds	5,442,607	—	—	5,442,607

	$1,326,279,720	$26,380,384	$220	$1,352,660,324

Derivative financial instruments(a)
Assets
Futures Contracts	$180,435	$—	$—	$180,435

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

The Fund had transfers from Level 1 to Level 2 during the year ended August 31, 2018 in the amount of $ 34,627,543 (the value of the securities as of the beginning of the period), resulting in a difference of valuation methodology, due to a temporary suspension of trading.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments August 31, 2018	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Bombardier Inc., Class B(a)	4,464,869	$14,757,917
CAE Inc.	573,315	11,453,549

		26,211,466
Auto Components — 1.5%
Linamar Corp.	97,981	4,311,630
Magna International Inc.	731,656	39,647,849

		43,959,479
Banks — 28.9%
Bank of Montreal	1,376,295	112,904,848
Bank of Nova Scotia (The)	2,554,097	147,943,515
Canadian Imperial Bank of Commerce	935,325	87,725,946
National Bank of Canada	727,037	36,414,576
Royal Bank of Canada	3,074,667	244,426,536
Toronto-Dominion Bank (The)	3,921,576	236,536,640

		865,952,061
Capital Markets — 3.9%
Brookfield Asset Management Inc., Class A	1,789,925	76,541,445
CI Financial Corp.	584,774	9,417,734
IGM Financial Inc.	178,148	4,974,400
Thomson Reuters Corp.	605,192	26,937,646

		117,871,225
Chemicals — 2.9%
Methanex Corp.	143,577	10,484,606
Nutrien Ltd.	1,372,240	77,180,936

		87,665,542
Construction & Engineering — 0.9%
SNC-Lavalin Group Inc.	374,246	15,076,608
WSP Global Inc.	219,638	11,834,630

		26,911,238
Containers & Packaging — 0.5%
CCL Industries Inc., Class B, NVS	314,623	15,169,560

Diversified Financial Services — 0.4%
Onex Corp.	184,089	13,217,081

Diversified Telecommunication Services — 1.0%
BCE Inc.	324,969	13,265,923
TELUS Corp.	416,978	15,474,186

		28,740,109
Electric Utilities — 1.5%
Emera Inc.	124,450	3,940,750
Fortis Inc./Canada	896,418	29,368,440
Hydro One Ltd.(b)	699,148	10,337,492

		43,646,682
Equity Real Estate Investment Trusts (REITs) — 0.5%
H&R REIT	296,622	4,620,110
RioCan REIT	343,252	6,649,446
SmartCentres Real Estate Investment Trust	138,875	3,296,278

		14,565,834
Food & Staples Retailing — 3.2%
Alimentation Couche-Tard Inc., Class B	920,703	44,116,357
Empire Co. Ltd., Class A, NVS	366,548	6,993,914
George Weston Ltd.	109,649	8,546,895
Loblaw Companies Ltd.	411,488	21,301,001
Metro Inc.	516,718	16,191,647

		97,149,814

Security	Shares	Value

Food Products — 0.5%
Saputo Inc.	494,507	$15,154,339

Gas Utilities — 0.3%
AltaGas Ltd.	561,751	10,447,074

Hotels, Restaurants & Leisure — 0.9%
Restaurant Brands International Inc.	494,822	28,404,024

Insurance — 8.0%
Fairfax Financial Holdings Ltd.	59,435	32,656,774
Great-West Lifeco Inc.	633,013	15,456,984
Industrial Alliance Insurance & Financial Services Inc.	227,261	9,428,905
Intact Financial Corp.	296,732	23,552,868
Manulife Financial Corp.	4,224,047	77,357,446
Power Corp. of Canada	753,461	16,901,518
Power Financial Corp.	530,329	12,376,173
Sun Life Financial Inc.	1,299,530	51,694,176

		239,424,844
Internet Software & Services — 0.9%
Shopify Inc., Class A(a)(c)	187,133	27,247,265

IT Services — 1.2%
CGI Group Inc., Class A(a)	542,685	35,662,930

Media — 0.7%
Shaw Communications Inc., Class B, NVS	966,681	19,512,285

Metals & Mining — 5.6%
Agnico Eagle Mines Ltd.	496,654	17,132,173
Barrick Gold Corp.	2,494,992	25,544,034
First Quantum Minerals Ltd.	1,469,524	18,448,643
Franco-Nevada Corp.	395,712	25,315,614
Goldcorp Inc.	1,843,923	19,938,889
Kinross Gold Corp.(a)	2,653,056	7,935,058
Lundin Mining Corp.	1,384,603	6,604,725
Teck Resources Ltd., Class B	1,094,621	24,688,679
Turquoise Hill Resources Ltd.(a)	2,165,188	5,031,266
Wheaton Precious Metals Corp.	942,742	16,166,042

		166,805,123
Multi-Utilities — 0.4%
Atco Ltd./Canada, Class I, NVS	161,720	4,838,143
Canadian Utilities Ltd., Class A, NVS	271,227	6,604,132

		11,442,275
Multiline Retail — 1.4%
Canadian Tire Corp. Ltd., Class A, NVS	133,983	16,776,260
Dollarama Inc.	663,942	25,127,910

		41,904,170
Oil, Gas & Consumable Fuels — 21.2%
ARC Resources Ltd.	756,891	8,039,373
Cameco Corp.	842,769	8,764,100
Canadian Natural Resources Ltd.	2,598,520	88,799,456
Cenovus Energy Inc.	2,225,107	20,647,873
Crescent Point Energy Corp.	1,156,961	7,107,065
Enbridge Inc.	3,608,436	123,173,041
Encana Corp.	2,073,784	27,481,872
Husky Energy Inc.	750,661	12,423,225
Imperial Oil Ltd.	618,675	19,296,378
Inter Pipeline Ltd.	812,075	14,934,283
Keyera Corp.	436,860	12,047,613
Pembina Pipeline Corp.	1,071,058	36,560,291
PrairieSky Royalty Ltd.	453,584	8,348,492

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd., Class A(a)	562,074	$6,621,003
Suncor Energy Inc.	3,451,840	142,208,555
Tourmaline Oil Corp.	552,134	9,002,162
TransCanada Corp.	1,876,496	79,984,392
Vermilion Energy Inc.	307,104	9,759,876

		635,199,050
Paper & Forest Products — 0.3%
West Fraser Timber Co. Ltd.	129,558	8,601,431

Pharmaceuticals — 0.7%
Aurora Cannabis Inc.(a)	625,683	4,222,563
Australis Capital Inc., NVS(a)	18,402	—
Bausch Health Companies Inc.(a)	668,379	15,449,168

		19,671,731
Real Estate Management & Development — 0.2%
First Capital Realty Inc.	355,778	5,576,979

Road & Rail — 6.8%
Canadian National Railway Co.	1,576,935	140,357,434
Canadian Pacific Railway Ltd.	307,744	64,782,124

		205,139,558
Software — 2.2%
BlackBerry Ltd.(a)	1,089,824	11,609,076
Constellation Software Inc./Canada	42,978	32,798,020
Open Text Corp.	566,705	22,243,155

		66,650,251
Textiles, Apparel & Luxury Goods — 0.5%
Gildan Activewear Inc.	467,551	13,790,415

Trading Companies & Distributors — 0.3%
Finning International Inc.	357,850	8,323,625

Wireless Telecommunication Services — 1.3%
Rogers Communications Inc., Class B, NVS	772,811	40,076,291

Total Common Stocks — 99.5% (Cost: $3,395,784,024)		2,980,093,751

Security	Shares	Value

Warrants

Pharmaceuticals — 0.0%
Australis Capital Inc., (Expires 08/22/19)(a)	18,402	$—

Total Warrants — 0.0% (Cost: $0)		—

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	13,326,671	13,330,669
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	840,722	840,722

		14,171,391

Total Short-Term Investments — 0.5% (Cost: $14,169,987)		14,171,391

Total Investments in Securities — 100.0% (Cost: $3,409,954,011)		2,994,265,142

Other Assets, Less Liabilities — 0.0%		361,820

Net Assets — 100.0%		$ 2,994,626,962

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	43,796,579	(30,469,908)	13,326,671	$13,330,669	$56,748	(b)	$(997)	$(1,282)
BlackRock Cash Funds: Treasury, SL Agency Shares	412,255	428,467	840,722	840,722	23,946		—	—

				$14,171,391	$80,694		$(997)	$(1,282)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Canada ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	93	09/20/18	$13,767	$11,898

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$11,898

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$974,424

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(35,374)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,496,521

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$2,980,093,751	$0	(a)	$—	$2,980,093,751
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	14,171,391	—		—	14,171,391

	$2,994,265,142	$0	(a)	$—	$2,994,265,142

Derivative financial instruments(b)
Assets
Futures Contracts	$11,898	$—		$—	$11,898

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
SG Holdings Co. Ltd.	400,800	$9,502,667
Yamato Holdings Co. Ltd.	1,548,800	46,149,030

		55,651,697
Airlines — 0.2%
ANA Holdings Inc.	580,800	20,160,519
Japan Airlines Co. Ltd.	580,800	20,977,626

		41,138,145
Auto Components — 2.8%
Aisin Seiki Co. Ltd.	789,700	36,606,015
Bridgestone Corp.	2,904,000	107,192,785
Denso Corp.	2,129,600	102,845,362
Koito Manufacturing Co. Ltd.	580,800	35,984,092
NGK Spark Plug Co. Ltd.	774,400	22,068,846
NOK Corp.	387,200	7,409,825
Stanley Electric Co. Ltd.	580,800	20,139,568
Sumitomo Electric Industries Ltd.	3,678,400	58,318,323
Sumitomo Rubber Industries Ltd.	774,400	11,509,322
Toyoda Gosei Co. Ltd.	387,200	9,679,563
Toyota Industries Corp.	774,400	43,928,178
Yokohama Rubber Co. Ltd. (The)	580,800	12,230,401

		467,912,280
Automobiles — 8.0%
Honda Motor Co. Ltd.	7,937,600	235,654,770
Isuzu Motors Ltd.	2,710,800	39,286,248
Mazda Motor Corp.	2,710,400	31,495,246
Mitsubishi Motors Corp.	3,291,200	23,507,511
Nissan Motor Co. Ltd.	11,422,400	107,131,677
Subaru Corp.	2,926,100	87,108,771
Suzuki Motor Corp.	1,654,900	107,903,928
Toyota Motor Corp.	11,120,000	694,968,661
Yamaha Motor Co. Ltd.	1,355,200	34,428,448

		1,361,485,260
Banks — 6.6%
Aozora Bank Ltd.	580,800	20,558,597
Bank of Kyoto Ltd. (The)	266,300	13,472,904
Chiba Bank Ltd. (The)	2,904,000	19,118,186
Concordia Financial Group Ltd.	5,420,800	26,056,603
Fukuoka Financial Group Inc.	3,872,000	21,754,575
Japan Post Bank Co. Ltd.	1,936,000	22,662,470
Mebuki Financial Group Inc.	4,065,680	14,446,300
Mitsubishi UFJ Financial Group Inc.	57,886,480	350,184,883
Mizuho Financial Group Inc.	118,289,680	208,128,390
Resona Holdings Inc.	10,260,800	58,288,118
Seven Bank Ltd.	2,710,400	8,457,396
Shinsei Bank Ltd.	774,400	11,914,383
Shizuoka Bank Ltd. (The)	2,323,200	20,574,310
Sumitomo Mitsui Financial Group Inc.	6,589,200	260,335,349
Sumitomo Mitsui Trust Holdings Inc.	1,572,632	63,268,353
Yamaguchi Financial Group Inc.	846,400	9,327,689

		1,128,548,506
Beverages — 1.3%
Asahi Group Holdings Ltd.	1,742,400	78,866,444
Coca-Cola Bottlers Japan Holdings Inc.	580,800	16,499,256
Kirin Holdings Co. Ltd.	4,065,600	100,737,124
Suntory Beverage & Food Ltd.	651,300	26,754,489

		222,857,313

Security	Shares	Value

Building Products — 1.4%
AGC Inc./Japan	973,700	$39,076,205
Daikin Industries Ltd.	1,172,900	149,884,953
LIXIL Group Corp.	1,355,200	26,631,022
TOTO Ltd.	686,900	29,115,119

		244,707,299
Capital Markets — 1.2%
Daiwa Securities Group Inc.	7,744,000	46,540,124
Japan Exchange Group Inc.	2,516,800	44,441,488
Nomura Holdings Inc.	16,843,200	77,240,088
SBI Holdings Inc./Japan	1,168,410	32,296,313

		200,518,013
Chemicals — 4.5%
Air Water Inc.	774,400	13,911,754
Asahi Kasei Corp.	6,195,200	91,068,909
Daicel Corp.	1,355,200	15,362,640
Hitachi Chemical Co. Ltd.	387,200	8,143,125
JSR Corp.	968,000	18,830,103
Kaneka Corp.	1,233,000	11,286,423
Kansai Paint Co. Ltd.	968,000	19,179,294
Kuraray Co. Ltd.	1,548,800	22,515,810
Mitsubishi Chemical Holdings Corp.	6,195,200	55,647,014
Mitsubishi Gas Chemical Co. Inc.	802,900	16,740,811
Mitsui Chemicals Inc.	968,000	25,089,345
Nippon Paint Holdings Co. Ltd.(a)	774,400	30,658,935
Nissan Chemical Corp.	580,800	27,760,653
Nitto Denko Corp.	784,000	61,003,310
Shin-Etsu Chemical Co. Ltd.	1,791,600	168,439,645
Showa Denko KK	580,800	27,708,274
Sumitomo Chemical Co. Ltd.	7,744,000	44,067,854
Taiyo Nippon Sanso Corp.	580,800	8,569,137
Teijin Ltd.	968,000	19,214,213
Toray Industries Inc.	6,582,400	49,490,435
Tosoh Corp.	1,355,200	21,339,038

		756,026,722
Commercial Services & Supplies — 0.9%
Dai Nippon Printing Co. Ltd.	1,184,600	26,633,069
Park24 Co. Ltd.	580,800	17,075,420
Secom Co. Ltd.	975,800	80,476,990
Sohgo Security Services Co. Ltd.	387,200	17,075,420
Toppan Printing Co. Ltd.	2,436,000	19,046,868

		160,307,767
Construction & Engineering — 0.9%
JGC Corp.	968,000	19,537,214
Kajima Corp.	4,178,000	30,142,941
Obayashi Corp.	3,097,600	29,080,593
Shimizu Corp.	2,710,400	23,758,929
Taisei Corp.	968,000	43,386,933

		145,906,610
Construction Materials — 0.1%
Taiheiyo Cement Corp.	580,800	17,599,206

Consumer Finance — 0.2%
Acom Co. Ltd.(a)	1,742,400	7,133,964
AEON Financial Service Co. Ltd.	580,870	11,917,566
Credit Saison Co. Ltd.	774,400	12,850,214

		31,901,744
Containers & Packaging — 0.1%
Toyo Seikan Group Holdings Ltd.	774,400	14,693,941

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.1%
Benesse Holdings Inc.	387,200	$12,134,373

Diversified Financial Services — 0.7%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,936,000	10,912,206
ORIX Corp.	6,388,800	102,960,595
Tokyo Century Corp.	200,400	11,096,686

		124,969,487
Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	3,314,800	147,975,470

Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	2,904,000	42,308,806
Chugoku Electric Power Co. Inc. (The)	1,355,200	16,963,679
Kansai Electric Power Co. Inc. (The)	3,484,800	50,047,743
Kyushu Electric Power Co. Inc.	1,742,400	19,579,117
Tohoku Electric Power Co. Inc.	2,129,600	26,772,444
Tokyo Electric Power Co. Holdings Inc.(b)	6,969,600	32,307,115

		187,978,904
Electrical Equipment — 1.8%
Fuji Electric Co. Ltd.	2,403,000	19,395,635
Mabuchi Motor Co. Ltd.	216,800	9,003,598
Mitsubishi Electric Corp.	8,905,600	120,470,758
Nidec Corp.	1,102,900	160,185,819

		309,055,810
Electronic Equipment, Instruments & Components — 5.8%
Alps Electric Co. Ltd.	968,700	29,178,500
Hamamatsu Photonics KK	580,800	23,413,230
Hirose Electric Co. Ltd.	193,658	23,088,414
Hitachi High-Technologies Corp.	387,200	15,242,170
Hitachi Ltd.	23,232,000	152,002,669
Keyence Corp.	478,552	271,417,552
Kyocera Corp.	1,548,800	97,913,045
Murata Manufacturing Co. Ltd.	890,600	154,089,020
Nippon Electric Glass Co. Ltd.	387,300	12,469,324
Omron Corp.	968,000	43,430,581
Shimadzu Corp.	1,162,300	34,538,292
TDK Corp.	599,600	67,538,477
Yaskawa Electric Corp.	1,161,600	39,074,429
Yokogawa Electric Corp.	1,161,600	23,874,162

		987,269,865
Equity Real Estate Investment Trusts (REITs) — 1.1%
Daiwa House REIT Investment Corp.	7,744	17,990,300
Japan Prime Realty Investment Corp.	3,872	14,037,462
Japan Real Estate Investment Corp.	5,808	30,955,747
Japan Retail Fund Investment Corp.	13,620	24,688,822
Nippon Building Fund Inc.	6,215	36,263,742
Nippon Prologis REIT Inc.	7,744	15,119,953
Nomura Real Estate Master Fund Inc.	19,428	27,122,283
United Urban Investment Corp.	15,488	24,485,245

		190,663,554
Food &Staples Retailing — 1.7%
Aeon Co. Ltd.	2,904,000	63,024,539
FamilyMart UNY Holdings Co. Ltd.	387,200	33,836,569
Lawson Inc.	237,600	13,970,799
Seven & i Holdings Co. Ltd.	3,678,480	150,111,575
Sundrug Co. Ltd.	387,200	13,932,705
Tsuruha Holdings Inc.	193,600	22,156,144

		297,032,331

Security	Shares	Value

Food Products — 1.5%
Ajinomoto Co. Inc.	2,323,200	$39,514,409
Calbee Inc.(a)	389,000	12,401,272
Kikkoman Corp.	774,400	38,899,833
MEIJI Holdings Co. Ltd.	580,856	38,659,127
NH Foods Ltd.	451,100	16,496,465
Nisshin Seifun Group Inc.	968,075	19,407,771
Nissin Foods Holdings Co. Ltd.	275,900	17,641,079
Toyo Suisan Kaisha Ltd.	387,200	14,299,355
Yakult Honsha Co. Ltd.	580,800	41,379,086
Yamazaki Baking Co. Ltd.	580,800	11,324,251

		250,022,648
Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	1,763,500	33,008,470
Toho Gas Co. Ltd.	387,200	13,007,350
Tokyo Gas Co. Ltd.	1,936,000	45,970,943

		91,986,763
Health Care Equipment & Supplies — 1.9%
CYBERDYNE Inc.(a)(b)	580,800	4,583,127
Hoya Corp.	1,936,000	113,434,567
Olympus Corp.	1,361,500	55,560,152
Sysmex Corp.	774,400	67,323,948
Terumo Corp.	1,548,800	85,621,536

		326,523,330
Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	968,000	24,329,855
Medipal Holdings Corp.	774,400	15,650,723
Suzuken Co. Ltd./Aichi Japan	387,240	17,635,947

		57,616,525
Health Care Technology — 0.2%
M3 Inc.	968,000	42,732,200

Hotels, Restaurants & Leisure — 0.7%
McDonald’s Holdings Co. Japan Ltd.	387,200	17,040,502
Oriental Land Co. Ltd./Japan	968,000	103,927,853

		120,968,355
Household Durables — 3.9%
Casio Computer Co. Ltd.	968,400	15,589,070
Iida Group Holdings Co. Ltd.	774,480	14,332,263
Nikon Corp.	1,548,800	29,709,136
Panasonic Corp.	10,848,415	129,777,901
Rinnai Corp.	193,600	14,439,031
Sekisui Chemical Co. Ltd.	1,936,000	33,731,812
Sekisui House Ltd.	2,904,000	47,494,287
Sharp Corp./Japan(a)	774,400	18,388,377
Sony Corp.	6,195,200	354,665,912

		658,127,789
Household Products — 0.5%
Lion Corp.	1,161,600	24,523,656
Unicharm Corp.	1,936,000	63,413,014

		87,936,670
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	774,400	20,539,391

Industrial Conglomerates — 0.8%
Keihan Holdings Co. Ltd.	387,200	14,246,977
Seibu Holdings Inc.	1,161,600	20,982,863
Toshiba Corp.(b)	31,305,000	93,730,081

		128,959,921

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 3.2%
Dai-ichi Life Holdings Inc.	5,228,300	$99,817,929
Japan Post Holdings Co. Ltd.	7,750,800	92,267,268
MS&AD Insurance Group Holdings Inc.	2,323,240	71,550,386
Sompo Holdings Inc.	1,548,850	66,264,548
Sony Financial Holdings Inc.	774,400	15,469,144
T&D Holdings Inc.	2,710,400	41,297,027
Tokio Marine Holdings Inc.	3,291,200	155,440,451

		542,106,753
Internet & Direct Marketing Retail — 0.4%
Rakuten Inc.	4,065,600	31,161,595
Start Today Co. Ltd.	968,700	33,459,178

		64,620,773
Internet Software & Services — 0.3%
DeNA Co. Ltd.	580,800	10,067,165
Kakaku.com Inc.	580,800	10,758,562
Yahoo Japan Corp.(a)	6,776,000	23,343,392

		44,169,119
IT Services — 1.1%
Fujitsu Ltd.	9,680,000	70,981,720
Nomura Research Institute Ltd.	580,804	28,965,560
NTT Data Corp.	3,097,600	39,891,535
Obic Co. Ltd.	387,200	36,455,499
Otsuka Corp.	435,200	15,797,267

		192,091,581
Leisure Products — 0.9%
Bandai Namco Holdings Inc.	968,098	37,629,097
Sankyo Co. Ltd.	193,600	7,429,030
Sega Sammy Holdings Inc.	774,400	12,514,991
Shimano Inc.	387,200	59,851,269
Yamaha Corp.	774,400	37,084,042

		154,508,429
Machinery — 5.5%
Amada Holdings Co. Ltd.	1,548,800	16,593,537
Daifuku Co. Ltd.	487,200	25,351,887
FANUC Corp.	968,000	190,090,634
Hino Motors Ltd.	1,161,600	12,256,590
Hitachi Construction Machinery Co. Ltd.	580,800	17,389,692
Hoshizaki Corp.	248,100	23,582,757
IHI Corp.	774,400	27,097,191
JTEKT Corp.	968,000	13,592,244
Kawasaki Heavy Industries Ltd.	774,400	21,230,789
Komatsu Ltd.	4,452,800	126,936,022
Kubota Corp.	4,840,000	75,796,185
Kurita Water Industries Ltd.	387,200	11,523,290
Makita Corp.	1,161,600	52,797,619
MINEBEA MITSUMI Inc.	1,936,000	36,420,580
MISUMI Group Inc.	1,355,200	35,002,866
Mitsubishi Heavy Industries Ltd.	1,548,800	57,630,417
Nabtesco Corp.	580,800	15,174,078
NGK Insulators Ltd.	1,161,600	18,961,050
NSK Ltd.	1,742,400	19,814,821
SMC Corp./Japan	281,100	93,721,126
Sumitomo Heavy Industries Ltd.	580,800	18,934,860
THK Co. Ltd.	581,400	15,603,972

		925,502,207
Marine — 0.2%
Mitsui OSK Lines Ltd.	580,800	15,650,723

Security	Shares	Value

Marine (continued)
Nippon Yusen KK	774,400	$14,638,070

		30,288,793
Media — 0.7%
CyberAgent Inc.	494,000	28,156,018
Dentsu Inc.	1,024,900	47,970,699
Hakuhodo DY Holdings Inc.	1,162,300	19,653,808
Toho Co. Ltd./Tokyo	580,800	17,861,099

		113,641,624
Metals & Mining — 1.2%
Hitachi Metals Ltd.	968,000	11,209,018
JFE Holdings Inc.	2,323,250	50,944,514
Kobe Steel Ltd.	1,554,400	13,036,858
Maruichi Steel Tube Ltd.	240,500	7,385,151
Mitsubishi Materials Corp.	580,800	15,739,766
Nippon Steel & Sumitomo Metal Corp.	3,678,870	74,167,957
Sumitomo Metal Mining Co. Ltd.	1,161,600	37,607,828

		210,091,092
Multiline Retail — 0.8%
Don Quijote Holdings Co. Ltd.	580,800	28,284,439
Isetan Mitsukoshi Holdings Ltd.	1,548,860	17,544,015
J Front Retailing Co. Ltd.	1,161,600	16,551,635
Marui Group Co. Ltd.	968,000	21,431,573
Ryohin Keikaku Co. Ltd.	123,100	36,635,253
Takashimaya Co. Ltd.	761,000	12,312,161

		132,759,076
Oil, Gas & Consumable Fuels — 1.3%
Idemitsu Kosan Co. Ltd.	580,800	29,384,389
Inpex Corp.	5,047,200	55,303,675
JXTG Holdings Inc.	15,916,095	112,303,312
Showa Shell Sekiyu KK	968,000	19,563,404

		216,554,780
Paper & Forest Products — 0.2%
Oji Holdings Corp.	3,872,000	26,573,405

Personal Products — 2.2%
Kao Corp.	2,363,500	183,840,803
Kobayashi Pharmaceutical Co. Ltd.	200,400	14,422,077
Kose Corp.	145,400	26,881,003
Pola Orbis Holdings Inc.	406,600	14,374,099
Shiseido Co. Ltd.	1,807,000	127,501,177

		367,019,159
Pharmaceuticals — 5.5%
Astellas Pharma Inc.	9,276,850	157,451,699
Chugai Pharmaceutical Co. Ltd.	1,161,600	67,463,624
Daiichi Sankyo Co. Ltd.	2,710,869	106,053,566
Eisai Co. Ltd.	1,235,300	112,072,129
Hisamitsu Pharmaceutical Co. Inc.	254,200	18,614,817
Kyowa Hakko Kirin Co. Ltd.	1,161,600	20,637,165
Mitsubishi Tanabe Pharma Corp.	1,161,600	19,411,506
Ono Pharmaceutical Co. Ltd.	1,751,300	46,118,014
Otsuka Holdings Co. Ltd.	1,936,000	90,981,612
Santen Pharmaceutical Co. Ltd.	1,742,400	26,901,644
Shionogi & Co. Ltd.	1,397,000	81,336,808
Sumitomo Dainippon Pharma Co. Ltd.	774,400	16,516,716
Taisho Pharmaceutical Holdings Co. Ltd.	193,600	21,021,274
Takeda Pharmaceutical Co. Ltd.	3,484,800	146,230,549

		930,811,123

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.1%
Persol Holdings Co. Ltd.	774,400	$17,354,773
Recruit Holdings Co. Ltd.	5,427,600	165,786,907

		183,141,680
Real Estate Management & Development — 2.7%
Aeon Mall Co. Ltd.	580,800	9,737,180
Daito Trust Construction Co. Ltd.	387,200	58,140,235
Daiwa House Industry Co. Ltd.	2,710,400	82,838,487
Hulic Co. Ltd.	1,355,200	12,857,198
Mitsubishi Estate Co. Ltd.	5,808,000	96,612,310
Mitsui Fudosan Co. Ltd.	4,259,200	97,736,704
Nomura Real Estate Holdings Inc.	580,800	12,618,003
Sumitomo Realty & Development Co. Ltd.	1,936,000	67,219,191
Tokyo Tatemono Co. Ltd.	968,000	11,889,940
Tokyu Fudosan Holdings Corp.	2,323,200	15,860,237

		465,509,485
Road & Rail — 3.8%
Central Japan Railway Co.	696,100	140,086,319
East Japan Railway Co.	1,548,800	140,444,461
Hankyu Hanshin Holdings Inc.	1,161,600	41,536,222
Keikyu Corp.	1,161,600	20,134,330
Keio Corp.	580,800	28,860,603
Keisei Electric Railway Co. Ltd.	603,100	20,287,352
Kintetsu Group Holdings Co. Ltd.	841,900	33,103,522
Kyushu Railway Co.	774,400	23,325,932
Nagoya Railroad Co. Ltd.	894,400	20,447,346
Nippon Express Co. Ltd.	387,200	24,303,666
Odakyu Electric Railway Co. Ltd.	1,355,200	29,368,676
Tobu Railway Co. Ltd.	968,000	27,062,272
Tokyu Corp.	2,348,000	38,792,767
West Japan Railway Co.	774,400	52,071,303

		639,824,771
Semiconductors & Semiconductor Equipment — 1.5%
Disco Corp.	144,500	25,906,660
Renesas Electronics Corp.(b)	4,065,600	30,798,611
Rohm Co. Ltd.	433,300	39,193,750
Sumco Corp.	1,161,600	20,783,825
Tokyo Electron Ltd.	774,452	131,828,304

		248,511,150
Software — 1.9%
Konami Holdings Corp.	440,100	18,475,587
LINE Corp.(a)(b)	394,900	18,234,098
Nexon Co. Ltd.(b)	2,129,600	26,772,444
Nintendo Co. Ltd.	559,500	202,638,049
Oracle Corp. Japan	193,600	16,289,742
Trend Micro Inc./Japan	580,800	36,665,013

		319,074,933
Specialty Retail — 1.6%
ABC-Mart Inc.	193,600	10,580,475
Fast Retailing Co. Ltd.	288,100	134,612,085
Hikari Tsushin Inc.	93,100	17,640,177
Nitori Holdings Co. Ltd.	387,200	58,908,455
Shimamura Co. Ltd.	108,100	10,012,057
USS Co. Ltd.	1,161,600	21,946,629
Yamada Denki Co. Ltd.(a)	3,097,600	15,392,322

		269,092,200
Technology Hardware, Storage & Peripherals — 2.2%
Brother Industries Ltd.	1,161,600	23,905,589

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Canon Inc.	4,889,350	$157,106,498
FUJIFILM Holdings Corp.	1,936,000	82,042,332
Konica Minolta Inc.	2,129,600	21,721,401
NEC Corp.	1,394,400	38,605,835
Ricoh Co. Ltd.	3,291,200	34,578,600
Seiko Epson Corp.	1,355,200	23,233,397

		381,193,652
Textiles, Apparel & Luxury Goods — 0.1%
Asics Corp.	774,400	11,607,096

Tobacco — 0.8%
Japan Tobacco Inc.	5,420,800	142,846,892

Trading Companies & Distributors — 3.7%
ITOCHU Corp.	6,969,600	122,157,349
Marubeni Corp.	7,744,000	63,664,431
Mitsubishi Corp.	6,582,400	188,238,178
Mitsui & Co. Ltd.	8,131,200	135,843,874
Sumitomo Corp.	5,420,800	88,167,135
Toyota Tsusho Corp.	968,000	33,085,810

		631,156,777
Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	193,600	8,686,116
Kamigumi Co. Ltd.	580,800	11,816,610

		20,502,726
Wireless Telecommunication Services — 4.6%
KDDI Corp.	8,525,200	226,113,660
NTT DOCOMO Inc.	6,582,400	171,260,531
SoftBank Group Corp.	4,065,600	377,649,637

		775,023,828

Total Common Stocks — 99.7% (Cost: $16,832,085,121)		16,929,970,993

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	71,651,613	71,673,108
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	6,517,877	6,517,877

		78,190,985

Total Short-Term Investments — 0.5% (Cost: $78,173,150)		78,190,985

Total Investments in Securities — 100.2% (Cost: $16,910,258,271)		17,008,161,978

Other Assets, Less Liabilities — (0.2)%		(35,123,714)

Net Assets — 100.0%		$16,973,038,264

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	40,539,970	31,111,643	71,651,613	$71,673,108	$4,153,292	(b)	$(5,447)	$11,023
BlackRock Cash Funds: Treasury, SL Agency Shares	5,281,032	1,236,845	6,517,877	6,517,877	135,701		—	—

				$78,190,985	$4,288,993		$(5,447)	$11,023

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	255	09/13/18	$39,865	$(472,542)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$472,542

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$15,743,260

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,114,774)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$99,423,501

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$16,929,970,993	$—	$—	$16,929,970,993
Money Market Funds	78,190,985	—	—	78,190,985

	$17,008,161,978	$—	$—	$17,008,161,978

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(472,542)	$—	$—	$(472,542)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	5,031,400	$3,673,457
Grupo Aeromexico SAB de CV(a)(b)	2,375,843	3,337,525

		7,010,982
Auto Components — 0.2%
Rassini SAB de CV	667,799	2,546,790

Banks — 15.0%
Banco del Bajio SA(c)	4,866,130	11,325,163
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B(b)	12,896,772	20,396,872
Grupo Financiero Banorte SAB de CV, Series O	15,702,461	107,467,067
Grupo Financiero Inbursa SAB de CV, Series O(b)	15,976,092	25,367,232
Regional SAB de CV	1,777,900	10,907,949

		175,464,283
Beverages — 12.5%
Arca Continental SAB de CV(b)	3,031,229	18,637,132
Coca-Cola Femsa SAB de CV, Series L, NVS	2,447,247	14,709,976
Fomento Economico Mexicano SAB de CV	11,788,610	112,648,568

		145,995,676
Capital Markets — 0.6%
Bolsa Mexicana de Valores SAB de CV	3,424,387	6,914,860

Chemicals — 2.1%
Mexichem SAB de CV	7,302,079	24,704,976

Construction Materials — 4.6%
Cemex SAB de CV, CPO(a)	73,848,892	52,256,767
Grupo Cementos de Chihuahua SAB de CV	186,800	1,219,932

		53,476,699
Consumer Finance — 1.2%
Credito Real SAB de CV SOFOM ER	2,192,874	2,816,714
Gentera SAB de CV(b)	7,431,158	7,528,126
Unifin Financiera SAB de CV SOFOM ENR(b)	1,290,148	3,288,712

		13,633,552
Diversified Telecommunication Services — 0.9%
Axtel SAB de CV, CPO(a)(b)	11,230,677	2,243,727
Telesites SAB de CV(a)(b)	10,830,329	8,434,068

		10,677,795
Equity Real Estate Investment Trusts (REITs) — 5.0%
Concentradora Fibra Danhos SA de CV	2,418,900	3,997,659
Concentradora Fibra Hotelera Mexicana SA de CV(c)	8,051,390	5,090,939
Fibra Uno Administracion SA de CV	20,437,300	26,785,845
Macquarie Mexico Real Estate Management SA de CV	6,604,600	7,281,450
PLA Administradora Industrial S. de RL de CV	6,265,300	9,410,811
Prologis Property Mexico SA de CV	3,202,000	6,303,354

		58,870,058
Food &Staples Retailing — 8.5%
Grupo Comercial Chedraui SA de CV	2,897,000	6,869,589
La Comer SAB de CV(a)(b)	4,734,255	5,249,142
Wal-Mart de Mexico SAB de CV	31,356,033	86,735,210

		98,853,941
Food Products — 4.7%
Gruma SAB de CV, Series B	1,539,560	19,489,579
Grupo Bimbo SAB de CV, Series A(b)	11,395,404	23,690,139
Grupo Herdez SAB de CV	2,172,944	4,676,481

Security	Shares	Value

Food Products (continued)
Industrias Bachoco SAB de CV, Series B(b)	1,526,800	$7,379,074

		55,235,273
Gas Utilities — 1.4%
Infraestructura Energetica Nova SAB de CV	3,493,471	16,231,791

Hotels, Restaurants & Leisure — 1.5%
Alsea SAB de CV(b)	3,719,364	13,239,189
Hoteles City Express SAB de CV(a)(b)	3,668,300	4,301,315

		17,540,504
Household Durables — 0.3%
Consorcio ARA SAB de CV	8,965,219	3,038,342

Household Products — 1.6%
Kimberly-Clark de Mexico SAB de CV, Series A	10,769,754	18,902,902

Industrial Conglomerates — 3.3%
Alfa SAB de CV, Class A	19,755,351	25,964,384
Grupo Carso SAB de CV, Series A1(b)	3,420,633	12,648,140

		38,612,524
Insurance — 0.4%
Qualitas Controladora SAB de CV(b)	1,852,300	4,639,348

Machinery — 0.2%
Grupo Rotoplas SAB de CV(a)	1,819,800	2,258,511

Media — 4.5%
Grupo Televisa SAB, CPO	14,012,848	50,524,084
TV Azteca SAB de CV, CPO(b)	15,029,939	1,807,947

		52,332,031
Metals & Mining — 6.4%
Grupo Mexico SAB de CV, Series B	18,090,386	53,001,931
Industrias CH SAB de CV, Series B(a)(b)	1,265,083	4,944,413
Industrias Penoles SAB de CV	982,469	16,686,122

		74,632,466
Mortgage Real Estate Investment — 0.2%
Concentradora Hipotecaria SAPI de CV(b)	3,057,575	2,825,624

Multiline Retail — 0.8%
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	1,395,265	9,815,491

Pharmaceuticals — 0.5%
Genomma Lab Internacional SAB de CV, Class B(a)(b)	6,561,993	5,676,387

Real Estate Management & Development — 0.8%
Corp Inmobiliaria Vesta SAB de CV	4,473,249	6,347,075
Grupo GICSA SA de CV(a)(b)	5,369,266	2,513,267

		8,860,342
Transportation Infrastructure — 7.1%
Grupo Aeroportuario del Centro Norte SAB de CV	1,984,192	13,077,476
Grupo Aeroportuario del Pacifico SAB de CV, Series B	2,491,449	25,700,866
Grupo Aeroportuario del Sureste SAB de CV, Series B	1,433,689	26,837,476
Promotora y Operadora de Infraestructura SAB de CV	1,645,915	17,426,272

		83,042,090
Wireless Telecommunication Services — 14.9%
America Movil SAB de CV, Series L, NVS	208,140,424	174,715,818

Total Common Stocks — 99.8% (Cost: $1,506,301,828)		1,166,509,056

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.15%(d)(e)(f)	16,322,257	$16,327,153
BlackRock Cash Funds: Treasury,
SL Agency Shares, 1.89%(d)(e)	734,154	734,154

		17,061,307

Total Short-Term Investments — 1.5% (Cost: $17,056,434)		17,061,307

Total Investments in Securities — 101.3% (Cost: $1,523,358,262)		1,183,570,363

Other Assets, Less Liabilities — (1.3)%		(14,640,110)

Net Assets — 100.0%		$1,168,930,253

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	27,657,667	(11,335,410)	16,322,257	$16,327,153	$415,795	(b)	$2,930		$(1,598)
BlackRock Cash Funds: Treasury, SL Agency Shares	431,254	302,900	734,154	734,154	13,135		—		—

				$17,061,307	$428,930		$2,930		$(1,598)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	95	09/21/18	$2,465	$(9,345)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$9,345

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Mexico ETF

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$69,292

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(9,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,311,770

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,166,509,056	$—	$—	$1,166,509,056
Money Market Funds	17,061,307	—	—	17,061,307

	$1,183,570,363	$—	$—	$1,183,570,363

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(9,345)	$—	$—	$(9,345)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E OF I N V E S T M E N T S

Schedule of Investments August 31, 2018	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Korea Aerospace Industries Ltd.(a)(b)	454,118	$17,032,230

Air Freight & Logistics — 0.3%
Hyundai Glovis Co. Ltd.	120,649	13,114,611

Airlines — 0.2%
Korean Air Lines Co. Ltd.	348,280	8,776,224

Auto Components — 2.7%
Hankook Tire Co. Ltd.	450,209	18,867,403
Hanon Systems(b)	1,248,811	13,462,455
Hyundai Mobis Co. Ltd.	363,674	73,182,389

		105,512,247
Automobiles — 3.4%
Hyundai Motor Co.	814,289	91,439,721
Kia Motors Corp.	1,450,966	41,776,454

		133,216,175
Banks — 8.4%
BNK Financial Group Inc.	1,659,473	12,433,189
DGB Financial Group Inc.	1,176,724	10,835,396
Hana Financial Group Inc.	1,589,618	60,977,127
Industrial Bank of Korea	1,492,526	19,978,114
KB Financial Group Inc.	2,094,741	97,289,772
Shinhan Financial Group Co. Ltd.	2,258,679	88,468,225
Woori Bank	2,617,785	38,332,565

		328,314,388
Biotechnology — 4.0%
Celltrion Inc.(a)(b)	427,359	103,658,024
Medy-Tox Inc.	25,977	15,630,773
SillaJen Inc.(a)(b)	305,235	20,949,516
ViroMed Co. Ltd.(a)(b)	82,153	17,498,519

		157,736,832
Building Products — 0.3%
KCC Corp.	39,317	11,461,498

Capital Markets — 1.5%
Korea Investment Holdings Co. Ltd.	248,973	15,947,334
Mirae Asset Daewoo Co. Ltd.	2,391,572	17,660,443
NH Investment & Securities Co. Ltd.	932,518	11,267,455
Samsung Securities Co. Ltd.	411,575	11,961,057

		56,836,289
Chemicals — 3.7%
Hanwha Chemical Corp.	673,780	12,257,149
Kumho Petrochemical Co. Ltd.(b)	121,909	11,170,748
LG Chem Ltd.	244,299	80,324,695
Lotte Chemical Corp.	96,549	27,408,241
OCI Co. Ltd.(b)	114,934	11,925,506

		143,086,339
Commercial Services & Supplies — 0.4%
KEPCO Plant Service & Engineering Co. Ltd.	196,946	6,440,133
S-1 Corp.	120,636	9,287,612

		15,727,745
Construction & Engineering — 2.2%
Daelim Industrial Co. Ltd.	182,184	13,404,186
Daewoo Engineering & Construction Co. Ltd.(a)	1,392,591	6,555,430
GS Engineering & Construction Corp.	325,018	13,985,862
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	227,311	11,415,070

Security	Shares	Value

Construction & Engineering (continued)
Hyundai Engineering & Construction Co. Ltd.	450,965	$24,307,506
Samsung Engineering Co. Ltd.(a)	982,696	14,875,288

		84,543,342
Consumer Finance — 0.2%
Samsung Card Co. Ltd.	232,217	7,353,591

Diversified Telecommunication Services — 0.3%
KT Corp.	205,716	5,340,873
LG Uplus Corp.	447,872	6,316,840

		11,657,713
Electric Utilities — 1.0%
Korea Electric Power Corp.	1,406,211	38,529,790

Electrical Equipment — 0.2%
Doosan Heavy Industries & Construction Co. Ltd.(a)(b)	507,839	6,455,484

Electronic Equipment, Instruments & Components — 3.7%
LG Display Co. Ltd.(b)	1,338,729	25,556,296
LG Innotek Co. Ltd.(b)	95,516	12,313,296
Samsung Electro-Mechanics Co. Ltd.(b)	307,955	44,540,947
Samsung SDI Co. Ltd.(b)	295,770	62,706,482

		145,117,021
Food & Staples Retailing — 1.2%
BGF retail Co. Ltd.	56,033	8,632,852
Dongsuh Cos. Inc.(b)	299,783	6,099,883
E-MART Inc.	119,498	23,026,835
GS Retail Co. Ltd.(b)	212,969	7,117,142

		44,876,712
Food Products — 0.9%
CJ CheilJedang Corp.(b)	51,432	15,824,875
Orion Corp./Republic of Korea	131,943	12,682,838
Ottogi Corp.(b)	9,848	6,414,050

		34,921,763
Gas Utilities — 0.2%
Korea Gas Corp.(a)	193,169	9,127,871

Health Care Providers & Services — 0.4%
Celltrion Healthcare Co. Ltd.(a)(b)	204,545	16,611,300

Hotels, Restaurants & Leisure — 0.5%
Kangwon Land Inc.	717,266	18,654,135

Household Durables — 1.8%
Coway Co. Ltd.	285,354	23,430,225
Hanssem Co. Ltd.(b)	83,691	6,202,675
LG Electronics Inc.	583,397	40,250,541

		69,883,441
Industrial Conglomerates — 3.8%
CJ Corp.	96,207	11,408,457
Hanwha Corp.	309,566	8,857,456
LG Corp.	530,218	34,057,034
Lotte Corp.(a)	205,165	8,883,756
Samsung C&T Corp.	415,538	45,915,801
SK Holdings Co. Ltd.	174,521	41,233,457

		150,355,961
Insurance — 3.1%
DB Insurance Co. Ltd.	306,119	17,600,158
Hanwha Life Insurance Co. Ltd.	2,129,118	9,276,578
Hyundai Marine & Fire Insurance Co. Ltd.	407,541	13,619,481
ING Life Insurance Korea Ltd.(b)(c)	241,976	7,564,807

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Samsung Fire & Marine Insurance Co. Ltd.	169,700	$40,399,317
Samsung Life Insurance Co. Ltd.	389,673	32,380,858

		120,841,199
Internet & Direct Marketing Retail — 0.1%
CJ ENM Co. Ltd.	17,079	3,866,422

Internet Software & Services — 3.4%
Kakao Corp.(b)	286,603	32,183,780
NAVER Corp.	147,917	99,926,860

		132,110,640
IT Services — 1.1%
Samsung SDS Co. Ltd.(b)	194,113	42,287,565

Leisure Products — 0.4%
HLB Inc.(a)(b)	183,543	17,148,158

Life Sciences Tools & Services — 1.0%
Samsung Biologics Co. Ltd.(a)(b)(c)	91,976	38,256,199

Machinery — 1.7%
Doosan Bobcat Inc.	278,241	8,898,513
Hyundai Heavy Industries Co. Ltd.(a)(b)	216,037	22,901,106
Hyundai Heavy Industries Holdings Co. Ltd.(a)	58,590	19,869,492
Samsung Heavy Industries Co. Ltd.(a)(b)	2,420,538	15,395,417

		67,064,528
Marine — 0.2%
Pan Ocean Co. Ltd.(a)(b)	1,882,564	8,726,614

Media — 0.2%
Cheil Worldwide Inc.	512,641	8,888,266

Metals & Mining — 4.1%
Hyundai Steel Co.	467,625	22,390,884
Korea Zinc Co. Ltd.	51,168	18,639,558
POSCO	409,552	120,126,423

		161,156,865
Multiline Retail — 0.9%
Hyundai Department Store Co. Ltd.	100,446	8,987,487
Lotte Shopping Co. Ltd.(b)	73,216	11,839,267
Shinsegae Inc.(b)	45,912	13,384,040

		34,210,794
Oil, Gas & Consumable Fuels — 2.6%
GS Holdings Corp.	317,691	15,154,644
SK Innovation Co. Ltd.	347,263	60,209,100
S-Oil Corp.	259,477	27,855,636

		103,219,380
Personal Products — 2.9%
Amorepacific Corp.(b)	174,878	41,317,804
AMOREPACIFIC Group	173,520	15,027,021
LG Household & Health Care Ltd.	50,146	56,986,651

		113,331,476
Pharmaceuticals — 1.2%
Celltrion Pharm Inc.(a)(b)	113,990	8,202,487
Hanmi Pharm Co. Ltd.	39,191	17,515,629
Hanmi Science Co. Ltd.(b)	110,485	8,625,205
Yuhan Corp.	58,235	12,503,405

		46,846,726
Road & Rail — 0.2%
CJ Logistics Corp.(a)(b)	60,201	8,328,576

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.8%
SK Hynix Inc.	3,019,052	$225,110,107

Software — 1.5%
NCSoft Corp.	98,412	34,258,321
Netmarble Corp.(b)(c)	151,031	15,806,595
Pearl Abyss Corp.(a)(b)	42,754	9,794,071

		59,858,987
Specialty Retail — 0.5%
Hotel Shilla Co. Ltd.(b)	186,174	18,062,967

Technology Hardware, Storage & Peripherals — 23.1%
Samsung Electronics Co. Ltd.	20,760,589	903,607,364

Tobacco — 1.5%
KT&G Corp.	628,286	57,006,590

Trading Companies & Distributors — 0.2%
Posco Daewoo Corp.	397,717	6,520,537

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	116,494	27,471,298

Total Common Stocks — 98.1% (Cost: $1,805,088,410)		3,832,823,960

Preferred Stocks

Automobiles — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	159,777	11,238,862
Series 2, Preference Shares, NVS(b)	227,032	17,458,509

		28,697,371
Chemicals — 0.3%
LG Chem Ltd., Preference Shares, NVS	54,901	9,864,079

Personal Products — 0.5%
Amorepacific Corp., Preference Shares, NVS	67,033	8,701,674
LG Household & Health Care Ltd., Preference Shares, NVS	14,915	10,035,786

		18,737,460
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	104,819	3,738,323

Total Preferred Stocks — 1.6% (Cost: $39,879,947)		61,037,233

Short-Term Investments

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	289,663,819	289,750,718

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	3,563,166	$3,563,166

		293,313,884

Total Short-Term Investments — 7.5% (Cost: $293,253,757)		293,313,884

Total Investments in Securities — 107.2% (Cost: $2,138,222,114)		4,187,175,077

Other Assets, Less Liabilities — (7.2)%		(280,284,163)

Net Assets — 100.0%		$3,906,890,914

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	140,876,705	148,787,114	289,663,819	$289,750,718	$6,437,040	(b)	$(23,526)	$40,286
BlackRock Cash Funds: Treasury, SL Agency Shares	4,974,415	(1,411,249)	3,563,166	3,563,166	130,272		—	—

				$293,313,884	$6,567,312		$(23,526)	$40,286

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
KOSPI 200 Index	157	09/13/18	$10,562	$7,973

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$7,973

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI South Korea ETF

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,128,548)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,973

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,979,014

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,832,823,960	$—	$—	$3,832,823,960
Preferred Stocks	61,037,233	—	—	61,037,233
Money Market Funds	293,313,884	—	—	293,313,884

	$4,187,175,077	$—	$—	$4,187,175,077

Derivative financial instruments(a)
Assets
Futures Contracts	$7,973	$—	$—	$7,973

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities August 31, 2018

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,347,217,717	$2,980,093,751	$16,929,970,993	$1,166,509,056
Affiliated(c)	5,442,607	14,171,391	78,190,985	17,061,307
Cash	—	—	—	442,164
Cash pledged:
Futures contracts(d)	685,594	669,504	754,187	257,315
Foreign currency, at value(e)	3,884,133	11,770,658	5,869,561	3,144,619
Receivables:
Investments sold	2,276,692	—	44,790,123	3,883,328
Securities lending income — Affiliated	2,599	6,912	602,029	32,156
Dividends	11,223,506	5,597,221	22,331,172	404,281
Tax reclaims	—	—	241,886	—

Total assets	1,370,732,848	3,012,309,437	17,082,750,936	1,191,734,226

LIABILITIES
Collateral on securities loaned, at value	5,084,295	13,332,823	71,659,131	16,321,438
Payables:
Investments purchased	2,218,242	3,014,020	30,918,525	5,809,121
Variation margin on futures contracts	82,259	112,450	92,697	21,099
Capital shares redeemed	—	—	9	170,274
Investment advisory fees	577,888	1,223,182	7,042,310	482,041

Total liabilities	7,962,684	17,682,475	109,712,672	22,803,973

NET ASSETS	$1,362,770,164	$2,994,626,962	$16,973,038,264	$1,168,930,253

NET ASSETS CONSIST OF:
Paid-in capital	$1,786,928,755	$3,877,178,852	$17,966,702,449	$1,811,989,958
Undistributed (distributions in excess of) net investment income	5,589,658	4,969,296	(13,175,500)	5,242,328
Accumulated net realized loss	(218,964,301)	(471,865,231)	(1,077,908,580)	(308,264,293)
Net unrealized appreciation (depreciation)	(210,783,948)	(415,655,955)	97,419,895	(340,037,740)

NET ASSETS	$1,362,770,164	$2,994,626,962	$16,973,038,264	$1,168,930,253

Shares outstanding	60,400,000	104,000,000	290,400,000	23,200,000

Net asset value	$22.56	$28.79	$58.45	$50.38

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$4,661,663	$12,866,566	$56,815,489	$15,478,727
(b) Investments, at cost — Unaffiliated	$1,558,094,211	$3,395,784,024	$16,832,085,121	$1,506,301,828
(c) Investments, at cost — Affiliated	$5,441,463	$14,169,987	$78,173,150	$17,056,434
(d) Cash collateral pledged, at cost	$695,634	$660,925	$748,453	$262,718
(e) Foreign currency, at cost	$3,901,751	$11,776,314	$5,855,248	$3,186,359

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) August 31, 2018

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,893,861,193
Affiliated(c)	293,313,884
Cash pledged:
Futures contracts(d)	5,218,717
Receivables:
Investments sold	11,398,843
Securities lending income — Affiliated	808,729
Variation margin on futures contracts	8,324
Dividends	229,594

Total assets	4,204,839,284

LIABILITIES
Foreign bank overdraft	14,050
Collateral on securities loaned, at value	289,709,408
Payables:
Investments purchased	6,322,592
Investment advisory fees	1,902,320

Total liabilities	297,948,370

NET ASSETS	$3,906,890,914

NET ASSETS CONSIST OF:
Paid-in capital	$2,808,497,993
Distributions in excess of net investment income	(104,898,504)
Accumulated net realized loss	(845,475,942)
Net unrealized appreciation	2,048,767,367

NET ASSETS	$3,906,890,914

Shares outstanding	57,750,000

Net asset value	$67.65

Shares authorized	200 million

Par value	$0.001

(a) Securities loaned, at value	$274,029,117
(b) Investments, at cost — Unaffiliated	$1,844,968,357
(c) Investments, at cost — Affiliated	$293,253,757
(d) Cash collateral pledged, at cost	$5,400,455

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations Year Ended August 31, 2018

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$72,894,282	$86,786,854	$410,871,925	$27,054,603
Dividends — Affiliated	18,406	23,946	135,701	13,135
Interest — Unaffiliated	564	2,525	—	6,942
Securities lending income — Affiliated — net	63,122	56,748	4,153,292	415,795
Foreign taxes withheld	(918,797)	(13,005,689)	(41,091,459)	(1,299,918)
Other foreign taxes	—	—	—	(104,632)

Total investment income	72,057,577	73,864,384	374,069,459	26,085,925

EXPENSES
Investment advisory fees	7,725,026	14,137,084	91,569,049	5,288,772
Proxy fees	210	339	1,749	144

Total expenses	7,725,236	14,137,423	91,570,798	5,288,916

Net investment income	64,332,341	59,726,961	282,498,661	20,797,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,086,447)	(50,516,549)	(178,511,706)	(55,451,920)
Investments — Affiliated	(1,454)	(997)	(5,447)	2,930
In-kind redemptions — Unaffiliated	62,810,686	186,357,426	1,111,588,236	(18,210,664)
Futures contracts	305,608	974,424	15,743,260	69,292
Foreign currency transactions	(1,016,602)	(623,016)	(7,166,609)	(209,651)

Net realized gain (loss)	50,011,791	136,191,288	941,647,734	(73,800,013)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(43,247,505)	(30,867,682)	61,878,904	(90,582,464)
Investments — Affiliated	824	(1,282)	11,023	(1,598)
Futures contracts	261,088	(35,374)	(1,114,774)	(9,345)
Foreign currency translations	(308,933)	21,539	(147,375)	(76,873)

Net change in unrealized appreciation (depreciation)	(43,294,526)	(30,882,799)	60,627,778	(90,670,280)

Net realized and unrealized gain (loss)	6,717,265	105,308,489	1,002,275,512	(164,470,293)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,049,606	$165,035,450	$1,284,774,173	$(143,673,284)

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued) Year Ended August 31, 2018

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$83,246,355
Dividends — Affiliated	130,272
Interest — Unaffiliated	262
Securities lending income — Affiliated — net	6,437,040
Foreign taxes withheld	(12,863,179)
Other foreign taxes	(871)

Total investment income	76,949,879

EXPENSES
Investment advisory fees	23,961,232
Proxy fees	351

Total expenses	23,961,583

Net investment income	52,988,296

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)from:
Investments — Unaffiliated	40,334,402
Investments — Affiliated	(23,526)
Futures contracts	(3,128,548)
Foreign currency transactions	218,190

Net realized gain	37,400,518

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(22,854,078)
Investments — Affiliated	40,286
Futures contracts	7,973
Foreign currency translations	(196,958)

Net change in unrealized appreciation (depreciation)	(23,002,777)

Net realized and unrealized gain	14,397,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,386,037

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,332,341	$70,264,196	$59,726,961	$62,223,555
Net realized gain	50,011,791	78,995,511	136,191,288	139,294,992
Net change in unrealized appreciation (depreciation)	(43,294,526)	127,209,450	(30,882,799)	156,684,789

Net increase in net assets resulting from operations	71,049,606	276,469,157	165,035,450	358,203,336

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(70,243,817)	(83,656,742)	(62,114,985)	(60,198,481)

Decrease in net assets resulting from distributions to shareholders	(70,243,817)	(83,656,742)	(62,114,985)	(60,198,481)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(403,947,951)	(95,602,420)	(236,213,205)	(267,878,744)

NET ASSETS
Total increase (decrease) in net assets	(403,142,162)	97,209,995	(133,292,740)	30,126,111
Beginning of year	1,765,912,326	1,668,702,331	3,127,919,702	3,097,793,591

End of year	$1,362,770,164	$1,765,912,326	$2,994,626,962	$3,127,919,702

Undistributed net investment income included in net assets at end of year	$5,589,658	$6,908,701	$4,969,296	$7,575,046

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$282,498,661	$227,669,417	$20,797,009	$25,577,881
Net realized gain (loss)	941,647,734	455,582,391	(73,800,013)	(7,878,835)
Net change in unrealized appreciation (depreciation)	60,627,778	1,310,254,903	(90,670,280)	189,275,345

Net increase (decrease) in net assets resulting from operations	1,284,774,173	1,993,506,711	(143,673,284)	206,974,391

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(279,038,333)	(288,645,468)	(22,542,336)	(21,098,710)

Decrease in net assets resulting from distributions to shareholders	(279,038,333)	(288,645,468)	(22,542,336)	(21,098,710)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(50,386,475)	297,647,992	14,504,278	(182,752,096)

NET ASSETS
Total increase (decrease) in net assets	955,349,365	2,002,509,235	(151,711,342)	3,123,585
Beginning of year	16,017,688,899	14,015,179,664	1,320,641,595	1,317,518,010

End of year	$16,973,038,264	$16,017,688,899	$1,168,930,253	$1,320,641,595

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(13,175,500)	$(26,048,656)	$5,242,328	$7,154,017

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/18		Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income		$52,988,296	$35,160,671
Net realized gain		37,400,518	166,328,669
Net change in unrealized appreciation (depreciation)		(23,002,777)	392,652,094

Net increase in net assets resulting from operations		67,386,037	594,141,434

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income		(118,169,941)	(34,948,193)

Decrease in net assets resulting from distributions to shareholders		(118,169,941)	(34,948,193)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions		173,037,055	(227,525,666)

NET ASSETS
Total increase in net assets		122,253,151	331,667,575
Beginning of year		3,784,637,763	3,452,970,188

End of year	. $	3,906,890,914	$3,784,637,763

Distributions in excess of net investment income included in net assets at end of year		$(104,898,504)	$(81,351,030)

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$22.58	$20.30	$18.66	$27.15	$23.61

Net investment income(a)	0.90	0.84	0.84	1.23	1.10
Net realized and unrealized gain (loss)(b)	0.07	2.45	1.59	(8.49)	3.43

Net increase (decrease) from investment operations	0.97	3.29	2.43	(7.26)	4.53

Distributions(c)
From net investment income	(0.99)	(1.01)	(0.79)	(1.23)	(0.99)

Total distributions	(0.99)	(1.01)	(0.79)	(1.23)	(0.99)

Net asset value, end of year	$22.56	$22.58	$20.30	$18.66	$27.15

Total Return
Based on net asset value	4.43%	16.70%	13.36%	(27.31)%	19.76%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.95%	3.90%	4.41%	5.37%	4.28%

Supplemental Data
Net assets, end of year (000)	$1,362,770	$1,765,912	$1,668,702	$1,228,063	$2,047,113

Portfolio turnover rate(d)	3%	4%	7%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$27.83	$25.33	$24.02	$32.93	$27.34

Net investment income(a)	0.58	0.51	0.51	0.54	0.59
Net realized and unrealized gain (loss)(b)	0.97	2.47	1.29	(8.85)	5.62

Net increase (decrease)from investment operations	1.55	2.98	1.80	(8.31)	6.21

Distributions(c)
From net investment income	(0.59)	(0.48)	(0.49)	(0.60)	(0.62)

Total distributions	(0.59)	(0.48)	(0.49)	(0.60)	(0.62)

Net asset value, end of year	$28.79	$27.83	$25.33	$24.02	$32.93

Total Return
Based on net asset value	5.61%	11.88%	7.73%	(25.48)%	23.00%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.01%	1.93%	2.18%	1.92%	1.97%

Supplemental Data
Net assets, end of year (000)	$2,994,627	$3,127,920	$3,097,794	$1,931,454	$3,786,906

Portfolio turnover rate(d)	3%	6%	4%	5%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)	08/31/14 (a)

Net asset value, beginning of year	$54.57	$49.05	$48.61	$47.32	$43.87

Net investment income(b)	0.87	0.49	0.72	0.60	0.60
Net realized and unrealized gain(c)	3.87	5.96	0.44	1.22	3.53

Net increase from investment operations	4.74	6.45	1.16	1.82	4.13

Distributions(d)
From net investment income	(0.86)	(0.93)	(0.72)	(0.53)	(0.68)

Total distributions	(0.86)	(0.93)	(0.72)	(0.53)	(0.68)

Net asset value, end of year	$58.45	$54.57	$49.05	$48.61	$47.32

Total Return
Based on net asset value	8.67%	13.31%	2.44%	3.84%	9.39%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.46%	1.45%	1.53%	1.20%	1.31%

Supplemental Data
Net assets, end of year (000)	$16,973,038	$16,017,689	$14,015,180	$19,147,802	$14,729,189

Portfolio turnover rate(e)	4%	4%	4%	2%	2%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$56.68	$50.48	$52.70	$71.51	$61.93

Net investment income(a)	0.95	0.88	0.93	0.68	1.06
Net realized and unrealized gain (loss)(b)	(6.17)	6.10	(1.82)	(18.56)	9.61

Net increase (decrease) from investment operations	(5.22)	6.98	(0.89)	(17.88)	10.67

Distributions(c)
From net investment income	(1.08)	(0.78)	(1.33)	(0.93)	(1.09)

Total distributions	(1.08)	(0.78)	(1.33)	(0.93)	(1.09)

Net asset value, end of year	$50.38	$56.68	$50.48	$52.70	$71.51

Total Return
Based on net asset value	(9.02)%	14.03%	(1.68)%	(25.10)%	17.42%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.87%	1.79%	1.82%	1.10%	1.61%

Supplemental Data
Net assets, end of year (000)	$1,168,930	$1,320,642	$1,317,518	$1,206,942	$3,275,152

Portfolio turnover rate(d)	7%	8%	8%	13%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$68.19		$56.89		$48.15		$66.42		$57.67

Net investment income(a)	0.94		0.64		0.56		0.46		0.25
Net realized and unrealized gain (loss)(b)	0.70		11.31		9.38		(18.07)		9.40

Net increase (decrease) from investment operations	1.64		11.95		9.94		(17.61)		9.65

Distributions(c)
From net investment income	(2.18)		(0.65)		(1.20)		(0.66)		(0.90)

Total distributions	(2.18)		(0.65)		(1.20)		(0.66)		(0.90)

Net asset value, end of year	$67.65		$68.19		$56.89		$48.15		$66.42

Total Return
Based on net asset value	2.15%		21.28%		20.92%		(26.58)%		16.83%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.64%		0.62%		0.62%

Net investment income	1.31%		1.05%		1.09%		0.81%		0.39%

Supplemental Data
Net assets, end of year (000)	$3,906,891		$3,784,638		$3,452,970		$3,160,954		$4,891,619

Portfolio turnover rate(d)	18	%(e)	16	%(e)	22	%(e)	24	%(e)	13	%(e)

(a) Based on average shares outstanding.
(b)	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(e) Portfolio turnover rate excluding cash creations was as follows:	11%		6%		10%		10%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico(a)	Non-diversified
MSCI South Korea(b)	Non-diversified

(a)	Formerly the iShares MSCI Mexico Capped ETF.
(b)	Formerly the iShares MSCI South Korea Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Australia
Goldman Sachs & Co.	$311,045	$311,045		$—	$—
JPMorgan Securities LLC	4,236,703	4,236,703		—	—
Macquarie Bank Limited	113,915	113,915		—	—

	$4,661,663	$4,661,663		$—	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$1,019	$1,019		$—	$—
JPMorgan Securities LLC	12,865,547	12,865,547		—	—

	$12,866,566	$12,866,566		$—	$—

MSCI Japan
Barclays Capital Inc.	$1,492,403	$1,492,403		$—	$—
Citigroup Global Markets Inc.	6,860,825	6,860,825		—	—
Credit Suisse Securities (USA) LLC	1,242,759	1,242,759		—	—
Goldman Sachs & Co.	1,722,506	1,722,506		—	—
JPMorgan Securities LLC	19,378,057	19,378,057		—	—
Macquarie Bank Limited	46,174	46,174		—	—
Merrill Lynch, Pierce, Fenner & Smith	334,931	334,931		—	—
Morgan Stanley & Co. LLC	11,450,860	11,450,860		—	—
Nomura Securities International Inc.	1,624,180	1,624,180		—	—
State Street Bank & Trust Company	424,800	424,800		—	—
UBS AG	1,110,830	1,110,830		—	—
Wells Fargo Securities LLC	11,127,164	11,127,164		—	—

	$56,815,489	$56,815,489		$—	$—

MSCI Mexico
Credit Suisse Securities (USA) LLC	$109,156	$109,156		$—	$—
Deutsche Bank Securities Inc.	351,526	351,526		—	—
Goldman Sachs & Co.	7,506,087	7,506,087		—	—
JPMorgan Securities LLC	365,053	365,053		—	—
Merrill Lynch, Pierce, Fenner & Smith	623,517	623,517		—	—
Morgan Stanley & Co. LLC	5,890,240	5,890,240		—	—
UBS Securities LLC	633,148	633,148		—	—

	$15,478,727	$15,478,727		$—	$—

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI South Korea
Citigroup Global Markets Inc.	$73,007,406	$73,007,406		$—	$—
Credit Suisse Securities (USA) LLC	33,779,422	33,779,422		—	—
Goldman Sachs & Co.	76,488,011	76,488,011		—	—
HSBC Bank PLC	5,920,734	5,920,734		—	—
Jefferies LLC	586,210	586,210		—	—
JPMorgan Securities LLC	10,366,065	10,366,065		—	—
Macquarie Bank Limited	12,693,263	12,693,263		—	—
Morgan Stanley & Co. LLC	61,188,006	61,188,006		—	—

	$274,029,117	$274,029,117		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

For its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Australia	$16,345
MSCI Canada	19,233
MSCI Japan	901,288
MSCI Mexico	102,764
MSCI South Korea	1,566,482

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$2,592,852	$180,313
MSCI Japan	43,832,041	26,951,050
MSCI South Korea	19,574,912	4,872,193

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$101,629,202	$44,305,093
MSCI Canada	151,230,034	91,094,753
MSCI Japan	784,482,729	779,401,264
MSCI Mexico	87,032,433	73,593,125
MSCI South Korea	878,756,157	743,745,183

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$131,175,959	$593,982,121
MSCI Canada	969,375,834	1,260,389,806
MSCI Japan	5,769,607,636	5,810,186,448
MSCI Mexico	1,652,868,980	1,651,113,010

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Australia	$21,149,650	$4,592,433	$(25,742,083)
MSCI Canada	70,228,771	(217,726)	(70,011,045)
MSCI Japan	817,584,489	9,412,828	(826,997,317)
MSCI Mexico	(50,991,454)	(166,362)	51,157,816
MSCI South Korea	(226,591,665)	41,634,171	184,957,494

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Australia
Ordinary income	$70,243,817	$83,656,742

MSCI Canada
Ordinary income	$62,114,985	$60,198,481

MSCI Japan
Ordinary income	$279,038,333	$288,645,468

MSCI Mexico
Ordinary income	$22,542,336	$21,098,710

MSCI South Korea
Ordinary income	$118,169,941	$34,948,193

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
MSCI Australia	$14,908,453	$(181,281,964)	$(257,785,080)	$(424,158,591)
MSCI Canada	5,962,706	(423,454,955)	(465,059,641)	(882,551,890)
MSCI Japan	17,571,698	(908,062,500)	(103,173,383)	(993,664,185)
MSCI Mexico	5,720,202	(271,643,832)	(377,136,075)	(643,059,705)
MSCI South Korea	18,571,131	(406,596,244)	1,486,418,034	1,098,392,921

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring	(a)	Expiring 2019	Total
MSCI Australia	$169,154,600		$12,127,364	$181,281,964
MSCI Canada	408,551,036		14,903,919	423,454,955
MSCI Japan	768,834,306		139,228,194	908,062,500
MSCI Mexico	248,780,167		22,863,665	271,643,832
MSCI South Korea	328,092,540		78,503,704	406,596,244

(a)	Must be utilized prior to losses subject to expiration.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,610,536,806	$113,902,032	$(371,598,079)	$(257,696,047)
MSCI Canada	3,459,357,697	213,388,534	(678,469,190)	(465,080,656)
MSCI Japan	17,110,851,549	1,701,909,221	(1,805,071,334)	(103,162,113)
MSCI Mexico	1,560,456,597	7,633,697	(384,529,276)	(376,895,579)
MSCI South Korea	2,700,571,447	2,125,508,146	(638,896,543)	1,486,611,603

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability

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Notes to Financial Statements (continued)

or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Australia
Shares sold	8,600,000	$194,963,106	29,400,000		$624,267,864
Shares redeemed	(26,400,000)	(598,911,057)	(33,400,000)		(719,870,284)

Net decrease	(17,800,000)	$(403,947,951)	(4,000,000)		$(95,602,420)

MSCI Canada
Shares sold	35,900,000	$1,032,578,219	38,600,000		$1,022,753,433
Shares redeemed	(44,300,000)	(1,268,791,424)	(48,500,000)		(1,290,632,177)

Net decrease	(8,400,000)	$(236,213,205)	(9,900,000)		$(267,878,744)

MSCI Japan
Shares sold	99,600,000	$6,015,335,010	113,100,000	(a)	$4,661,723,572
Shares redeemed	(102,750,000)	(6,065,721,485)	(105,300,000	)(a)	(4,364,075,580)

Net increase (decrease)	(3,150,000)	$(50,386,475)	7,800,000		$297,647,992

MSCI Mexico
Shares sold	33,200,000	$1,674,175,777	45,200,000		$2,161,693,065
Shares redeemed	(33,300,000)	(1,659,671,499)	(48,000,000)		(2,344,445,161)

Net increase (decrease)	(100,000)	$14,504,278	(2,800,000)		$(182,752,096)

MSCI South Korea
Shares sold	6,850,000	$492,531,534	4,750,000		$330,287,930
Shares redeemed	(4,600,000)	(319,494,479)	(9,950,000)		(557,813,596)

Net increase (decrease)	2,250,000	$173,037,055	(5,200,000)		$(227,525,666)

(a)	Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

  iShares Adaptive Currency Hedged MSCI Eurozone ETF | DEZU | Cboe BZX

  iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca

  iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ

  iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE Arca

  iShares Currency Hedged MSCI Spain ETF | HEWP | NYSE Arca

  iShares Currency Hedged MSCI Switzerland ETF | HEWL | NYSE Arca

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Adaptive Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Adaptive Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EMU Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.23%	9.40%	4.23%	26.98%
Fund Market	4.15	9.44	4.15	27.09
Index	4.60	9.73	4.60	27.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,002.60	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Adaptive Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

The modest gain in Eurozone equity markets reflected an uncertain economic environment, as an increasing rate of growth in the first half of the reporting period gave way to slowing economic activity later in the reporting period. The slowdown was characterized by weaker consumer spending, decelerating industrial production, and a decrease in exports resulting from escalating global trade tensions.

From a country perspective, stocks in France contributed the most to the Index’s return in U.S. dollar terms. The advance in the French equity market was driven largely by the energy sector, which benefited from higher energy prices and robust demand for luxury goods, particularly from China. French stocks advanced despite economic growth that trailed the overall Eurozone.

Equity markets in the Netherlands and Germany also contributed meaningfully to the Index’s return. The Dutch economy outpaced the broader Eurozone as exports remained robust despite an uncertain environment for global trade. Germany’s economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, its longest sustained expansion since German reunification in 1990. On the downside, stocks in Spain and Italy detracted from the Index’s return. Both countries faced heightened political instability and weaker economies that weighed on their equity markets.

From a sector perspective, information technology stocks contributed the most to the Index’s return in U.S. dollar terms, led by IT services and software companies. Payment processing stocks within the IT services industry benefited from the rapid global growth of online commerce and mobile banking, while robust growth in cloud computing drove the advance in software stocks.

The energy and industrials sectors were also noteworthy contributors to the Index’s performance. Energy stocks benefited from a sharp increase in oil prices, while aerospace and defense stocks led the advance in the industrials sector amid increased demand for military equipment, driven by geopolitical tensions. On the downside, the financials sector detracted the most from the Index’s return. European banks were the sector’s largest detractors as investors scaled back their expectations for higher interest rates, a key driver of banks’ profitability.

The euro depreciated by approximately 2% against the U.S. dollar for the reporting period amid tepid economic growth, rising inflation, and ongoing stimulus efforts by the ECB. The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. The euro’s negative performance meant hedging activity contributed to the Index’s return. The adaptive hedge fluctuated within a range of approximately 50% to 100% of the Index’s currency exposure, allowing the Index to benefit somewhat from the euro’s depreciation against the U.S. dollar. Overall, the Index posted a notably higher return than an unhedged portfolio of Eurozone equities while the declining euro meant the partially hedged Index trailed the return of a fully hedged portfolio of Eurozone equities.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	17.5%
Industrials	15.0
Consumer Discretionary	13.8
Consumer Staples	10.1
Information Technology	9.6
Materials	9.0
Health Care	8.3
Energy	6.0
Utilities	5.2
Telecommunication Services	3.5
Real Estate	2.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
France	33.6%
Germany	29.4
Netherlands	11.5
Spain	9.1
Italy	6.8
Finland	3.3
Belgium	3.2
Ireland	1.7
Austria	0.7
Portugal	0.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.36%	7.12%	6.36%	33.03%
Fund Market	6.43	7.12	6.43	33.02
Index	6.73	7.54	6.73	35.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,029.10	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

The modest gain in Eurozone equity markets reflected an uncertain economic environment, as an increasing rate of growth in the first half of the reporting period gave way to slowing economic activity later in the reporting period. The slowdown was characterized by weaker consumer spending, decelerating industrial production, and a decrease in exports resulting from escalating global trade tensions.

From a country perspective, stocks in France contributed the most to the Index’s return in U.S. dollar terms. The advance in the French equity market was driven largely by the energy sector, which benefited from higher energy prices and robust demand for luxury goods, particularly from China. French stocks advanced despite economic growth that trailed the overall Eurozone.

Equity markets in the Netherlands and Germany also contributed meaningfully to the Index’s return. The Dutch economy outpaced the broader Eurozone as exports remained robust despite an uncertain environment for global trade. Germany’s economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, its longest sustained expansion since German reunification in 1990. On the downside, stocks in Spain and Italy detracted from the Index’s return. Both countries faced heightened political instability and weaker economies that weighed on their equity markets.

From a sector perspective, information technology stocks contributed the most to the Index’s return in U.S. dollar terms, led by IT services and software companies. Payment processing stocks within the IT services industry benefited from the rapid global growth of online commerce and mobile banking, while robust growth in cloud computing drove the advance in software stocks.

The energy and industrials sectors were also noteworthy contributors to the Index’s performance. Energy stocks benefited from a sharp increase in oil prices, while aerospace and defense stocks led the advance in the industrials sector amid increased demand for military equipment, driven by geopolitical tensions. On the downside, the financials sector detracted the most from the Index’s return. European banks were the sector’s largest detractors as investors scaled back their expectations for higher interest rates, a key driver of banks’ profitability.

The euro depreciated by approximately 2% against the U.S. dollar for the reporting period amid tepid economic growth, rising inflation, and ongoing stimulus efforts by the ECB. The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Eurozone equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	17.5%
Industrials	15.0
Consumer Discretionary	13.8
Consumer Staples	10.1
Information Technology	9.6
Materials	9.0
Health Care	8.3
Energy	6.0
Utilities	5.2
Telecommunication Services	3.5
Real Estate	2.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
France	33.6%
Germany	29.4
Netherlands	11.5
Spain	9.1
Italy	6.8
Finland	3.3
Belgium	3.2
Ireland	1.7
Austria	0.7
Portugal	0.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.83%	6.91%	5.83%	35.85%
Fund Market	5.90	6.92	5.90	35.89
Index	6.40	7.22	6.40	37.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,015.70	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Germany’s economy posted relatively steady growth during the reporting period, which was supportive for Germany’s equity market. After posting its fastest calendar-year growth rate in six years in 2017, the German economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, the country’s longest sustained expansion since reunification in 1990. Nonetheless, signs of slowing economic activity emerged late in the reporting period as trade tariffs implemented by the U.S. weakened Germany’s exports. In addition, political tensions within the country’s governing coalition weighed on the equity market in the latter half of the reporting period and contributed to increased market volatility.

From a sector perspective, information technology stocks contributed the most to the Index’s performance in U.S. dollar terms, led by software and IT services companies. The software industry advanced on robust growth in cloud computing, while the IT services industry benefited from the rapid global growth of online commerce and mobile banking.

Real estate and materials stocks were modest contributors to the Index’s return. A continuing expansion in the German housing market, particularly in major urban areas such as Berlin, contributed to the advance in the real estate sector. Materials stocks benefited from merger activity in the chemicals industry, as well as strong revenue and earnings growth driven by increased demand for plastics and chemicals used in personal care products.

On the downside, healthcare stocks detracted the most from the Index’s performance in U.S. dollar terms. The primary factor driving the decline in the healthcare sector was an adverse legal ruling against a large pharmaceuticals company in the Index. The telecommunication services sector also detracted from the Index’s return amid an increasingly competitive market environment.

The euro depreciated by approximately 2% against the U.S. dollar for the reporting period amid tepid economic growth, rising inflation, and ongoing stimulus efforts by the ECB. The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Consumer Discretionary	17.3%
Materials	14.4
Financials	14.0
Industrials	13.7
Information Technology	13.4
Health Care	12.8
Telecommunication Services	4.3
Consumer Staples	3.5
Utilities	3.5
Real Estate	3.1

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
SAP SE	8.6%
Siemens AG	7.2
Allianz SE	6.8
Bayer AG	6.3
BASF SE	6.2
Daimler AG	4.3
Deutsche Telekom AG	3.9
adidas AG	3.4
Linde AG	3.1
Deutsche Post AG	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Italy ETF

Investment Objective

The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Italy 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Italy ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.25)%	0.76%	(2.25)%	2.45%
Fund Market	(2.36)	0.75	(2.36)	2.42
Index	(2.22)	0.41	(2.22)	1.31

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 939.80	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Italy ETF

Portfolio Management Commentary

The Italian economy slowed, particularly during the latter half of the reporting period, amid global trade tensions that weighed on Italy’s exports. Political uncertainty was a destabilizing force as Italian elections in March 2018 failed to produce an outright majority for any political party and it took nearly three months for a populist governing coalition to form. The new government’s plans to lower taxes and provide a basic income for the population led to concerns of increasing Italy’s sovereign debt, which is already among the highest in the Eurozone relative to the size of the country’s economy.

From a sector perspective, financials stocks detracted the most from the Index’s return in U.S. dollar terms for the reporting period. The majority of the weakness in the financials sector came from the banking industry as many Italian banks have significant exposure to Italy’s sovereign debt. In addition, the Italian banking industry is still contending with a meaningful amount of non-performing loans from the financial crisis a decade ago.

The industrials and utilities sectors also declined markedly, weighing on the Index’s performance. The transportation industry detracted the most within the industrials sector amid concerns about Italy’s deteriorating infrastructure. Within the utilities sector, the prices of electric utilities stocks were constrained by rising bond yields and government policy uncertainty.

On the upside, the energy sector contributed the most to the Index’s return in U.S. dollar terms. A sharp increase in oil prices benefited both integrated oil and gas companies and energy equipment and services stocks. The consumer discretionary sector was another noteworthy contributor to the Index’s performance, led by automobile manufacturers, which advanced as continued negotiations and a tentative moratorium on auto tariffs between the U.S. and Europe eased trade concerns.

The euro depreciated by approximately 2% against the U.S. dollar for the reporting period amid tepid economic growth, rising inflation, and ongoing stimulus efforts by the ECB. The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Italian equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	30.0%
Energy	20.1
Consumer Discretionary	16.4
Utilities	14.5
Industrials	11.7
Telecommunication Services	3.7
Consumer Staples	2.0
Health Care	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Eni SpA	13.9%
Enel SpA	11.8
Intesa Sanpaolo SpA	10.7
UniCredit SpA	8.3
Ferrari NV	4.7
Fiat Chrysler Automobiles NV	4.5
Assicurazioni Generali SpA	4.4
CNH Industrial NV	4.2
Luxottica Group SpA	3.9
Atlantia SpA	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Spain ETF

Investment Objective

The iShares Currency Hedged MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Spanish equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Spain 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Spain ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.88)%	0.35%	(3.88)%	1.12%
Fund Market	(3.79)	0.37	(3.79)	1.17
Index	(3.34)	0.50	(3.34)	1.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 981.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Spain ETF

Portfolio Management Commentary

Political instability led to slower economic growth during the reporting period. In late 2017, the Catalonia region held a referendum for independence from Spain, which resulted in the dissolution of the Catalan parliament and a regional election won by separatists. More recently, Spain’s prime minister resigned in the wake of a corruption scandal. Amid the political upheaval, particularly during the second half of the reporting period, the Spanish economy posted its lowest rate of expansion in four years. Spain’s exports, a key driver of its economy, showed signs of decreasing as global trade tensions heightened.

From a sector perspective, financials stocks detracted the most from the Index’s return in U.S. dollar terms. The banking industry led the decline in the financials sector. Many Spanish banks have significant exposure to Italy’s sovereign debt; political developments in Italy, including a new populist-led government’s plan to reduce taxes and provide basic income, led to concerns about an increase in the country’s debt. Exposure to Turkey, which faced sharply rising inflation and a weakening currency, also weighed on Spanish banks late in the reporting period.

The telecommunication services sector was a meaningful detractor from the Index’s return, weighed down by weakness in countries outside of Spain, including Latin America. The consumer discretionary sector also restrained the Index’s performance. Retailers were the weakest industry in the sector amid lower sales and declining consumer confidence.

On the upside, information technology stocks contributed the most to the Index’s return in U.S. dollar terms, led by the software and services industry. In particular, IT services for airlines and travel agents benefited from an increase in bookings.

The euro depreciated by approximately 2% against the U.S. dollar for the reporting period amid tepid economic growth, rising inflation, and ongoing stimulus efforts by the ECB. The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Spanish equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	39.6%
Utilities	19.2
Industrials	14.4
Telecommunication Services	8.1
Energy	7.1
Information Technology	4.5
Consumer Discretionary	4.1
Health Care	3.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Banco Santander SA	17.8%
Iberdrola SA	9.5
Banco Bilbao Vizcaya Argentaria SA	8.9
Telefonica SA	8.1
Repsol SA	4.7
Amadeus IT Group SA	4.5
CaixaBank SA	4.4
Industria de Diseno Textil SA	4.1
Red Electrica Corp. SA	3.9
Aena SME SA	3.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Switzerland ETF

Investment Objective

The iShares Currency Hedged MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Swiss equities while mitigating exposure to fluctuations between the value of the Swiss franc and the U.S. dollar, as represented by the MSCI Switzerland 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Switzerland ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.81%	7.52%	7.81%	25.88%
Fund Market	7.85	7.55	7.85	26.02
Index	8.32	7.60	8.32	26.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,062.90	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Switzerland ETF

Portfolio Management Commentary

Switzerland’s economy grew at its fastest year-over-year rate in eight years during the reporting period. Despite escalating global trade tensions, robust export growth contributed to the strength of the Swiss economy, along with a rapidly growing manufacturing sector. A recovery in the labor market, as the unemployment rate declined to its lowest level in a decade, was also a positive indicator for the domestic economy.

From a sector perspective, healthcare stocks contributed the most to the Index’s return in U.S. dollar terms for the reporting period. Within the sector, pharmaceuticals stocks led the advance, benefiting from robust sales of medications to treat chronic kidney and heart disease, as well as treatments for various forms of cancer. Life sciences and healthcare equipment stocks were also notable contributors to the Index’s return. Increased demand for the raw materials used in gene and cell therapy bolstered life sciences stocks, while strong sales of hearing aids and dental implants drove gains in the healthcare equipment industry.

The consumer staples sector was another meaningful contributor to the Index’s performance. Food products companies, led by Swiss chocolate makers, were the largest contributors in the sector. Chocolate companies posted solid growth due largely to sizable sales volume increases in emerging markets.

The financials sector was also a key source of strength for the Index’s performance. Growth in assets under management bolstered the asset management and custody banks industry, while insurers benefited from strong property and casualty premium growth. Swiss financials stocks advanced despite a referendum, ultimately rejected by voters, to create a sovereign money system in the country. The initiative would have changed lending practices and limited the ability of Swiss banks to extend credit.

Low Swiss interest rates and outflows of foreign capital weighed on the Swiss franc, which depreciated by approximately 1% against the U.S. dollar for the reporting period. The Swiss franc’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Swiss franc’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Swiss equities measured in Swiss francs.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Health Care	30.6%
Consumer Staples	22.2
Financials	19.7
Industrials	10.5
Materials	7.4
Consumer Discretionary	6.5
Telecommunication Services	1.2
Information Technology	1.1
Real Estate	0.8

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Nestle SA	19.7%
Novartis AG	12.9
Roche Holding AG	12.4
UBS Group AG	4.5
Cie. Financiere Richemont SA	4.1
Zurich Insurance Group AG	4.1
ABB Ltd.	3.9
Credit Suisse Group AG	3.4
Swiss Re AG	2.6
Lonza Group AG	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Adaptive Currency Hedged MSCI Eurozone ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Eurozone ETF(a)(b)	67,550	$2,782,385

Total Investment Companies — 99.2% (Cost: $2,324,834)		2,782,385

Short-Term Investments

Money Market Funds — 36.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	1,025,692	1,026,000
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	1,518	1,518

		1,027,518

Total Short-Term Investments — 36.7% (Cost: $1,027,518)		1,027,518

Total Investments in Securities — 135.9% (Cost: $3,352,352)		3,809,903

Other Assets, Less Liabilities — (35.9)%		(1,006,279)

Net Assets — 100.0%		$2,803,624

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,025,692	(b)	—	1,025,692	$1,026,000	$460	(c)	$(5)		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,353	165	(b)	—	1,518	1,518	21		—		—
iShares MSCI Eurozone ETF	66,259	6,171		(4,880)	67,550	2,782,385	81,791		11,010		(52,261)

						$3,809,903	$82,272		$11,005		$(52,261)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
USD	5,696,293	EUR	4,880,000	MS	09/05/18	$31,834
USD	2,858,075	EUR	2,440,000	MS	10/02/18	20,169

						52,003

EUR	4,880,000	USD	5,691,359	MS	09/05/18	(26,899)
EUR	628,000	USD	730,918	MS	10/02/18	(507)

						(27,406)

	Net unrealized appreciation					$24,597

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® Adaptive Currency Hedged MSCI Eurozone ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$52,003

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$27,406

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$41,950

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$35,050

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,042,955
Average amounts sold — in USD	$5,189,860

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$52,003	$27,406

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$52,003	$27,406
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$52,003	$27,406

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)
Morgan Stanley & Co. International PLC	$52,003	$(27,406)		$24,597

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities
Morgan Stanley & Co. International PLC	$27,406	$(27,406)		$—

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Adaptive Currency Hedged MSCI Eurozone ETF
August 31, 2018

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$2,782,385	$—	$—	$2,782,385
Money Market Funds	1,027,518	—	—	1,027,518

	$3,809,903	$—	$—	$3,809,903

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$52,003	$—	$52,003
Liabilities
Forward Foreign Currency Exchange Contracts	—	(27,406)	—	(27,406)

	$—	$24,597	$—	$24,597

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments	iShares® Currency Hedged MSCI Eurozone ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Eurozone ETF(a)	40,003,101	$1,647,727,730

Total Investment Companies — 99.2% (Cost: $1,682,925,263)		1,647,727,730

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	1,253,799	1,253,799

Total Short-Term Investments — 0.1% (Cost: $1,253,799)		1,253,799

Total Investments in Securities — 99.3% (Cost: $1,684,179,062)		1,648,981,529

Other Assets, Less Liabilities — 0.7%		11,466,545

Net Assets — 100.0%		$1,660,448,074

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,253,799	(b)	—	1,253,799	$1,253,799	$27,207	$—		$—
iShares MSCI Eurozone ETF	42,763,824	31,495,899		(34,256,622)	40,003,101	1,647,727,730	47,980,114	137,837,391		(152,146,599)

						$1,648,981,529	$48,007,321	$137,837,391		$(152,146,599)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
EUR	3,769,000	USD	4,352,359	BBP	09/05/18	$22,508
EUR	5,314,000	USD	6,069,087	DB	09/05/18	99,139
EUR	295,000	USD	337,038	SSB	09/05/18	5,383
EUR	11,194,000	USD	12,745,085	UBS	09/05/18	248,349
USD	223,029,729	EUR	190,121,434	CITI	09/05/18	2,346,287
USD	1,300,516,728	EUR	1,110,394,911	JPM	09/05/18	11,625,904
USD	194,662,261	EUR	167,311,434	MS	09/05/18	455,524
EUR	11,923,000	USD	13,846,461	JPM	10/02/18	20,895
USD	193,009,574	EUR	164,776,434	MS	10/02/18	1,362,048
USD	1,483,647,684	EUR	1,266,512,911	SSB	10/02/18	10,596,836

						26,782,873

EUR	5,168,000	USD	6,031,882	BBP	09/05/18	(33,126)
EUR	164,776,434	USD	191,717,381	CITI	09/05/18	(453,146)

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Eurozone ETF
August 31, 2018

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	169,847,434	USD	198,516,856	MS	09/05/18	$(1,366,458)
EUR	1,266,512,911	USD	1,480,680,244	SSB	09/05/18	(10,575,462)
EUR	21,957,000	USD	25,684,206	UBS	09/05/18	(197,619)
USD	19,355,804	EUR	17,037,000	CITI	09/05/18	(419,893)
USD	174,202,466	EUR	153,334,000	CSI	09/05/18	(3,779,965)
USD	5,962,499	EUR	5,248,000	DB	09/05/18	(129,116)
USD	6,103,592	EUR	5,387,000	SSB	09/05/18	(149,368)
EUR	3,619,000	USD	4,219,486	JPM	10/02/18	(10,314)

						(17,114,467)

Net unrealized appreciation						$9,668,406

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$26,782,873

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$17,114,467

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$41,726,213

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$35,147,805

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,109,096,328
Average amounts sold — in USD	$3,911,393,184

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$26,782,873	$17,114,467

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$26,782,873	$17,114,467
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$26,782,873	$17,114,467

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Eurozone ETF
August 31, 2018

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC Wholesale	$22,508	$(22,508)	$—	$—
Citibank N.A.	2,346,287	(873,039)	(450,000)	1,023,248
Deutsche Bank AG London	99,139	(99,139)	—	—
JPMorgan Chase Bank N.A.	11,646,799	(10,314)	—	11,636,485
Morgan Stanley & Co. International PLC	1,817,572	(1,366,458)	—	451,114
State Street Bank and Trust Co.	10,602,219	(10,602,219)	—	—
UBS AG	248,349	(197,619)	—	50,730

	$26,782,873	$(13,171,296)	$(450,000)	$13,161,577

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)(e)
Barclays Bank PLC Wholesale	$33,126	$(22,508)	$—	$10,618
Citibank N.A.	873,039	(873,039)	—	—
Credit Suisse International	3,779,965	—	—	3,779,965
Deutsche Bank AG London	129,116	(99,139)	—	29,977
JPMorgan Chase Bank N.A.	10,314	(10,314)	—	—
Morgan Stanley & Co. International PLC	1,366,458	(1,366,458)	—	—
State Street Bank and Trust Co.	10,724,830	(10,602,219)	—	122,611
UBS AG	197,619	(197,619)	—	—

	$17,114,467	$(13,171,296)	$—	$3,943,171

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,647,727,730	$—	$—	$1,647,727,730
Money Market Funds	1,253,799	—	—	1,253,799

	$1,648,981,529	$—	$—	$1,648,981,529

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$26,782,873	$—	$26,782,873
Liabilities
Forward Foreign Currency Exchange Contracts	—	(17,114,467)	—	(17,114,467)

	$—	$9,668,406	$—	$9,668,406

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Currency Hedged MSCI Germany ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.1%
iShares MSCI Germany ETF(a)	10,830,959	$327,419,890

Total Investment Companies — 99.1% (Cost: $336,992,479)		327,419,890

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	217,433	217,433

Total Short-Term Investments — 0.1% (Cost: $217,433)		217,433

Total Investments in Securities — 99.2% (Cost: $337,209,912)		327,637,323

Other Assets, Less Liabilities — 0.8%		2,708,674

Net Assets — 100.0%		$330,345,997

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	217,433	(b)	—	217,433	$217,433	$7,146	$—		$—
iShares MSCI Germany ETF	25,676,573	7,850,503		(22,696,117)	10,830,959	327,419,890	11,114,534	55,741,008		(38,231,688)

						$327,637,323	$11,121,680	$55,741,008		$(38,231,688)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,209,000	USD	1,399,637	NAB	09/05/18	$3,710
USD	58,141,017	EUR	49,574,800	CITI	09/05/18	597,070
USD	40,858,482	EUR	35,071,600	MS	09/05/18	149,125
USD	297,947,832	EUR	254,368,200	SSB	09/05/18	2,689,960
USD	4,219,685	EUR	3,627,000	TDB	09/05/18	9,644
EUR	2,300,000	USD	2,670,912	TDB	10/02/18	4,163
USD	33,973,138	EUR	29,003,600	MS	10/02/18	239,745
USD	331,062,649	EUR	282,263,400	SSB	10/02/18	2,768,846

						6,462,263

EUR	29,003,600	USD	33,745,689	CITI	09/05/18	(79,762)
EUR	29,003,600	USD	33,905,910	MS	09/05/18	(239,983)
EUR	282,263,400	USD	330,401,052	SSB	09/05/18	(2,763,828)
EUR	1,189,000	USD	1,394,474	TDB	09/05/18	(14,342)
USD	31,247	EUR	27,000	SSB	09/05/18	(93)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Germany ETF
August 31, 2018

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,029,000	USD	2,365,664	JPM	10/02/18	$(5,783)
EUR	22,645,000	USD	26,493,382	SSB	10/02/18	(155,525)

						(3,259,316)

Net unrealized appreciation						$3,202,947

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$6,462,263

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$3,259,316

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$3,201,879

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$15,024,508

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$729,451,135
Average amounts sold — in USD	$1,301,152,840

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,462,263	$3,259,316

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,462,263	$3,259,316
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$6,462,263	$3,259,316

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Germany ETF
August 31, 2018

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets(c)(d)
Citibank N.A.	$597,070	$(79,762)	$(40,000)	$477,308
Morgan Stanley & Co. International PLC	388,870	(239,983)	—	148,887
National Australia Bank Limited	3,710	—	—	3,710
State Street Bank and Trust Co.	5,458,806	(2,919,446)	—	2,539,360
Toronto Dominion Bank	13,807	(13,807)	—	—

	$6,462,263	$(3,252,998)	$(40,000)	$3,169,265

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)(e)
Citibank N.A.	$79,762	$(79,762)	$—	$—
JPMorgan Chase Bank N.A.	5,783	—	—	5,783
Morgan Stanley & Co. International PLC	239,983	(239,983)	—	—
State Street Bank and Trust Co.	2,919,446	(2,919,446)	—	—
Toronto Dominion Bank	14,342	(13,807)	—	535

	$3,259,316	$(3,252,998)	$—	$6,318

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$327,419,890	$—	$—	$327,419,890
Money Market Funds	217,433	—	—	217,433

	$327,637,323	$—	$—	$327,637,323

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$6,462,263	$—	$6,462,263
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,259,316)	—	(3,259,316)

	$—	$3,202,947	$—	$3,202,947

(a)	Excludes money market funds.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments	iShares® Currency Hedged MSCI Italy ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Italy ETF(a)(b)	87,201	$2,363,147

Total Investment Companies — 99.2% (Cost: $2,605,781)		2,363,147

Short-Term Investments

Money Market Funds — 23.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	564,877	565,046
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	1,482	1,482

		566,528

Total Short-Term Investments — 23.8% (Cost: $566,488)		566,528

Total Investments in Securities — 123.0% (Cost: $3,172,269)		2,929,675

Other Assets, Less Liabilities — (23.0)%		(547,070)

Net Assets — 100.0%		$2,382,605

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold		08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	—	564,877	(b)	—		564,877	$565,046	$4,079	(c)	$1		$40
BlackRock Cash Funds: Treasury, SL Agency Shares	2,813	—		(1,331	)(b)	1,482	1,482	30		—		—
iShares MSCI Italy ETF	194,240	19,712		(126,751)		87,201	2,363,147	119,071		758,907		(964,408)

							$2,929,675	$123,180		$758,908		$(964,368)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
USD	1,169	EUR	1,000	CITI	09/05/18	$9
USD	5,106,747	EUR	4,375,000	MS	09/05/18	28,466
EUR	30,000	USD	34,852	MS	10/02/18	41
USD	2,562,897	EUR	2,188,000	MS	10/02/18	18,086

						46,602

EUR	1,000	USD	1,163	CITI	09/05/18	(3)
EUR	4,375,000	USD	5,102,399	MS	09/05/18	(24,118)

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Italy ETF
August 31, 2018

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
EUR	105,000	USD	122,423	MS	10/02/18	$(300)

						(24,421)

	Net unrealized appreciation					$22,181

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$46,602

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$24,421

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$51,138

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$114,002

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,935,137
Average amounts sold — in USD	$12,194,129

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$46,602	$24,421

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$46,602	$24,421
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$46,602	$24,421

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Italy ETF
August 31, 2018

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)
Citibank N.A.	$9	$(3)	$6
Morgan Stanley & Co. International PLC	46,593	(24,418)	22,175

	$46,602	$(24,421)	$22,181

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities
Citibank N.A.	$3	$(3)	$—
Morgan Stanley & Co. International PLC	24,418	(24,418)	—

	$24,421	$(24,421)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$2,363,147	$—	$—	$2,363,147
Money Market Funds	566,528	—	—	566,528

	$2,929,675	$—	$—	$2,929,675

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$46,602	$—	$46,602
Liabilities
Forward Foreign Currency Exchange Contracts	—	(24,421)	—	(24,421)

	$—	$22,181	$—	$22,181

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Currency Hedged MSCI Spain ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Spain ETF(a)(b)	530,838	$15,776,505

Total Investment Companies — 99.2% (Cost: $17,629,885)		15,776,505

Short-Term Investments

Money Market Funds — 12.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	2,037,735	2,038,347
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	10,424	10,424

		2,048,771

Total Short-Term Investments — 12.9% (Cost: $2,048,567)		2,048,771

Total Investments in Securities — 112.1% (Cost: $19,678,452)		17,825,276

Other Assets, Less Liabilities — (12.1)%		(1,921,559)

Net Assets — 100.0%		$15,903,717

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,037,735	(b)	—	2,037,735	$2,038,347	$20,916	(c)	$2,723		$204
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,424	(b)	—	10,424	10,424	2,138		—		—
iShares MSCI Spain ETF	1,589,284	858,881		(1,917,327)	530,838	15,776,505	877,743		9,025,746		(11,793,328)

						$17,825,276	$900,797		$9,028,469		$(11,793,124)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
USD	33,199,403	EUR	28,442,000	MS	09/05/18	$185,353
EUR	173,000	USD	200,977	MS	10/02/18	235
USD	16,657,656	EUR	14,221,000	MS	10/02/18	117,552

						303,140

EUR	28,442,000	USD	33,170,827	MS	09/05/18	(156,777)
EUR	370,000	USD	431,394	MS	10/02/18	(1,056)

						(157,833)

	Net unrealized appreciation					$145,307

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Spain ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$303,140

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$157,833

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$252,256

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$938,077

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$61,566,835
Average amounts sold — in USD	$90,772,733

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$303,140	$157,833

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$303,140	$157,833
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$303,140	$157,833

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)
Morgan Stanley & Co. International PLC	$303,140	$(157,833)		$145,307

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities
Morgan Stanley & Co. International PLC	$157,833	$(157,833)		$—

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Spain ETF
August 31, 2018

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$15,776,505	$—	$—	$15,776,505
Money Market Funds	2,048,771	—	—	2,048,771

	$17,825,276	$—	$—	$17,825,276

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$303,140	$—	$303,140
Liabilities
Forward Foreign Currency Exchange Contracts	—	(157,833)	—	(157,833)

	$—	$145,307	$—	$145,307

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments	iShares® Currency Hedged MSCI Switzerland ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI Switzerland ETF(a)	154,079	$5,357,327

Total Investment Companies — 100.0% (Cost: $5,158,243)		5,357,327

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(b)	2,839	2,839

Total Short-Term Investments — 0.1% (Cost: $2,839)		2,839

Total Investments in Securities — 100.1% (Cost: $5,161,082)		5,360,166

Other Assets, Less Liabilities — (0.1)%		(4,458)

Net Assets — 100.0%		$5,355,708

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold		Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—		—	$—	$1,202	(c)	$2		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,245	—		(406	)(b)	2,839	2,839	36		—		—
iShares MSCI Switzerland ETF	191,281	23,343		(60,545)		154,079	5,357,327	125,853		192,622		(61,127)

							$5,360,166	$127,091		$192,624		$(61,127)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation )
CHF	5,381,000	USD	5,548,930	MS	09/05/18	$2,785
USD	5,564,057	CHF	5,381,000	MS	09/05/18	12,342
CHF	41,000	USD	42,376	MS	10/02/18	23

						15,150

CHF	5,381,000	USD	5,564,058	MS	09/05/18	(12,342)
USD	5,437,030	CHF	5,381,000	MS	09/05/18	(114,685)
CHF	119,000	USD	123,341	MS	10/02/18	(282)
USD	5,556,532	CHF	5,376,000	MS	10/02/18	(2,856)

						(130,165)

	Net unrealized depreciation					$(115,015)

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Switzerland ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$15,150

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$130,165

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$246,207

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(44,226)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,310,890
Average amounts sold — in USD	$15,845,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$15,150	$130,165

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$15,150	$130,165
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$15,150	$130,165

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$15,150	$(15,150)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(b)
Morgan Stanley & Co. International PLC	$130,165	$(15,150)		$115,015

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® Currency Hedged MSCI Switzerland ETF
August 31, 2018

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$5,357,327	$—	$—	$5,357,327
Money Market Funds	2,839	—	—	2,839

	$5,360,166	$—	$—	$5,360,166

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$15,150	$—	$15,150
Liabilities
Forward Foreign Currency Exchange Contracts	—	(130,165)	—	(130,165)

	$—	$(115,015)	$—	$(115,015)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
August 31, 2018

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$3,809,903	$1,648,981,529	$327,637,323	$2,929,675
Receivables:
Investments sold	—	2,283,072	—	—
Securities lending income — Affiliated	179	—	—	1,386
Capital shares sold	—	37,493	—	—
Dividends	2	5,440	1,025	2
Unrealized appreciation on:
Forward foreign currency exchange contracts	52,003	26,782,873	6,462,263	46,602

Total assets	3,862,087	1,678,090,407	334,100,611	2,977,665

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	—	450,000	40,000	—
Collateral on securities loaned, at value	1,026,000	—	—	565,000
Payables:
Investments purchased	4,985	—	338,295	5,639
Capital shares redeemed	—	37,495	101,364	—
Investment advisory fees	72	40,371	15,639	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	27,406	17,114,467	3,259,316	24,421

Total liabilities	1,058,463	17,642,333	3,754,614	595,060

NET ASSETS	$2,803,624	$1,660,448,074	$330,345,997	$2,382,605

NET ASSETS CONSIST OF:
Paid-in capital	$2,385,926	$1,777,501,822	$398,846,653	$3,134,499
Undistributed net investment income	124	—	—	3,108
Accumulated net realized loss	(64,574)	(91,524,621)	(62,131,014)	(534,589)
Net unrealized appreciation (depreciation)	482,148	(25,529,127)	(6,369,642)	(220,413)

NET ASSETS	$2,803,624	$1,660,448,074	$330,345,997	$2,382,605

Shares outstanding	100,000	55,800,000	11,950,000	150,000

Net asset value	$28.04	$29.76	$27.64	$15.88

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$988,560	$—	$—	$542,000
(b) Investments, at cost — Affiliated	$3,352,352	$1,684,179,062	$337,209,912	$3,172,269

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities (continued)
August 31, 2018

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$17,825,276	$5,360,166
Receivables:
Investments sold	—	110,223
Securities lending income — Affiliated	4,902	468
Dividends	353	4
Unrealized appreciation on:
Forward foreign currency exchange contracts	303,140	15,150

Total assets	18,133,671	5,486,011

LIABILITIES
Collateral on securities loaned, at value	2,037,725	—
Payables:
Investments purchased	33,982	—
Investment advisory fees	414	138
Unrealized depreciation on:
Forward foreign currency exchange contracts	157,833	130,165

Total liabilities	2,229,954	130,303

NET ASSETS	$15,903,717	$5,355,708

NET ASSETS CONSIST OF:
Paid-in capital	$22,733,380	$5,215,356
Undistributed net investment income	7,788	401
Accumulated net realized gain (loss)	(5,129,582)	55,882
Net unrealized appreciation (depreciation)	(1,707,869)	84,069

NET ASSETS	$15,903,717	$5,355,708

Shares outstanding	750,000	200,000

Net asset value	$21.20	$26.78

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$1,955,576	$—
(b) Investments, at cost — Affiliated	$19,678,452	$5,161,082

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
Year Ended August 31, 2018

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF

INVESTMENT INCOME
Dividends — Affiliated	$81,812	$48,007,321	$11,121,680	$119,101
Securities lending income — Affiliated — net	460	—	—	4,079

Total investment income	82,272	48,007,321	11,121,680	123,180

EXPENSES
Investment advisory fees	17,901	11,291,347	3,059,575	26,166
Proxy fees	—	160	82	1

Total expenses	17,901	11,291,507	3,059,657	26,167

Less:
Investment advisory fees waived	(17,035)	(10,745,152)	(2,731,905)	(26,167)

Total expenses after fees waived	866	546,355	327,752	—

Net investment income	81,406	47,460,966	10,793,928	123,180

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	11,005	(7,431,594)	(254,092)	2,665
In-kind redemptions — Affiliated	—	145,268,985	55,995,100	756,243
Forward foreign currency exchange contracts	41,950	41,726,213	3,201,879	51,138

Net realized gain	52,955	179,563,604	58,942,887	810,046

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(52,261)	(152,146,599)	(38,231,688)	(964,368)
Forward foreign currency exchange contracts	35,050	35,147,805	15,024,508	114,002

Net change in unrealized appreciation (depreciation)	(17,211)	(116,998,794)	(23,207,180)	(850,366)

Net realized and unrealized gain (loss)	35,744	62,564,810	35,735,707	(40,320)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,150	$110,025,776	$46,529,635	$82,860

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations (continued)
Year Ended August 31, 2018

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Affiliated	$879,881	$125,889
Securities lending income — Affiliated — net	20,916	1,202

Total investment income	900,797	127,091

EXPENSES
Investment advisory fees	185,594	34,181
Proxy fees	6	1

Total expenses	185,600	34,182

Less:
Investment advisory fees waived	(176,620)	(32,528)

Total expenses after fees waived	8,980	1,654

Net investment income	891,817	125,437

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	864	7,478
In-kind redemptions — Affiliated	9,027,605	185,146
Forward foreign currency exchange contracts	252,256	246,207

Net realized gain	9,280,725	438,831

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(11,793,124)	(61,127)
Forward foreign currency exchange contracts	938,077	(44,226)

Net change in unrealized appreciation (depreciation)	(10,855,047)	(105,353)

Net realized and unrealized gain (loss)	(1,574,322)	333,478

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(682,505)	$458,915

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Adaptive Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$81,406	$57,460	$47,460,966	$31,186,404
Net realized gain (loss)	52,955	(30,787)	179,563,604	(92,333,480)
Net change in unrealized appreciation (depreciation)	(17,211)	492,527	(116,998,794)	263,915,310

Net increase in net assets resulting from operations	117,150	519,200	110,025,776	202,768,234

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(81,282)	(57,460)	(47,537,786)	(31,186,441)
Return of capital	—	(118)	—	(82,277)

Decrease in net assets resulting from distributions to shareholders	(81,282)	(57,578)	(47,537,786)	(31,268,718)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	—	(193,713,051)	274,768,351

NET ASSETS
Total increase (decrease) in net assets	35,868	461,622	(131,225,061)	446,267,867
Beginning of year	2,767,756	2,306,134	1,791,673,135	1,345,405,268

End of year	$2,803,624	$2,767,756	$1,660,448,074	$1,791,673,135

Undistributed net investment income included in net assets at end of year	$124	$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Italy ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,793,928	$17,283,579	$123,180	$203,496
Net realized gain (loss)	58,942,887	(53,567,154)	810,046	(1,698,455)
Net change in unrealized appreciation (depreciation)	(23,207,180)	92,607,185	(850,366)	2,991,894

Net increase in net assets resulting from operations	46,529,635	56,323,610	82,860	1,496,935

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,823,452)	(17,358,630)	(120,078)	(203,490)
From net realized gain	—	—	—	(897,138)

Decrease in net assets resulting from distributions to shareholders	(10,823,452)	(17,358,630)	(120,078)	(1,100,628)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(496,411,576)	259,385,791	(3,465,283)	(1,532,293)

NET ASSETS
Total increase (decrease) in net assets	(460,705,393)	298,350,771	(3,502,501)	(1,135,986)
Beginning of year	791,051,390	492,700,619	5,885,106	7,021,092

End of year	$330,345,997	$791,051,390	$2,382,605	$5,885,106

Undistributed net investment income included in net assets at end of year	$—	$—	$3,108	$6

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Spain ETF		iShares Currency Hedged MSCI Switzerland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$891,817	$1,864,715	$125,437	$115,364
Net realized gain (loss)	9,280,725	(5,047,407)	438,831	(5,496)
Net change in unrealized appreciation (depreciation)	(10,855,047)	12,642,018	(105,353)	352,263

Net increase (decrease) in net assets resulting from operations	(682,505)	9,459,326	458,915	462,131

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(885,044)	(1,870,492)	(125,036)	(115,364)
From net realized gain	—	—	(165,021)	(34,566)
Return of capital	—	—	—	(89)

Decrease in net assets resulting from distributions to shareholders	(885,044)	(1,870,492)	(290,057)	(150,019)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(36,120,268)	30,024,970	(1,371,401)	1,569,505

NET ASSETS
Total increase (decrease) in net assets	(37,687,817)	37,613,804	(1,202,543)	1,881,617
Beginning of year	53,591,534	15,977,730	6,558,251	4,676,634

End of year	$15,903,717	$53,591,534	$5,355,708	$6,558,251

Undistributed net investment income included in net assets at end of year	$7,788	$1,015	$401	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights
(For a share outstanding throughout each period)

	iShares Adaptive Currency Hedged MSCI Eurozone ETF
				Period From
	Year Ended	Year Ended		01/05/16	(a)
	08/31/18	08/31/17		to 08/31/16

Net asset value, beginning of period	$27.68	$23.06		$23.86

Net investment income(b)	0.81	0.57		0.56
Net realized and unrealized gain (loss)(c)	0.36	4.63		(0.80)

Net increase (decrease) from investment operations	1.17	5.20		(0.24)

Distributions(d)
From net investment income	(0.81)	(0.58)		(0.56)
Return of capital	—	(0.00	)(e)	(0.00	)(e)

Total distributions	(0.81)	(0.58)		(0.56)

Net asset value, end of period	$28.04	$27.68		$23.06

Total Return
Based on net asset value	4.23%	22.75%		(0.75	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%		0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%		0.03	%(h)

Net investment income	2.82%	2.28%		3.79	%(h)

Supplemental Data
Net assets, end of period (000)	$2,804	$2,768		$2,306

Portfolio turnover rate(i)(j)	7%	6%		4	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Rounds to less than $0.01.

(f)	Not annualized.

(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Annualized.

(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended	Year Ended		Year Ended		Year Ended		Period From 07/09/14	(a)
	08/31/18	08/31/17		08/31/16		08/31/15		to 08/31/14

Net asset value, beginning of period	$28.83	$24.73		$25.90		$24.87		$25.14

Net investment income (loss)(b)	0.79	0.64		0.60		1.17		(0.00	)(c)
Net realized and unrealized gain (loss)(d)	1.03	4.07		(0.93)		0.65		(0.27)

Net increase (decrease) from investment operations	1.82	4.71		(0.33)		1.82		(0.27)

Distributions(e)
From net investment income	(0.89)	(0.61)		(0.71)		(0.63)		—
From net realized gain	—	—		(0.13)		(0.16)		—
Return of capital	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.89)	(0.61)		(0.84)		(0.79)		—

Net asset value, end of period	$29.76	$28.83		$24.73		$25.90		$24.87

Total Return
Based on net asset value	6.36%	19.13%		(1.02)%		7.27%		(1.11	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%		0.62%		0.62%		0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%		0.03%		0.03%		0.04	%(h)

Net investment income (loss)	2.61%	2.32%		2.42%		4.15%		(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,660,448	$1,791,673		$1,345,405		$1,562,767		$3,730

Portfolio turnover rate(i)(j)	11%	9%		12%		21%		0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Germany ETF
	Year Ended	Year Ended	Year Ended	Year Ended		Period From 01/31/14	(a)
	08/31/18	08/31/17	08/31/16	08/31/15		to 08/31/14

Net asset value, beginning of period	$26.82	$24.03	$24.01	$23.63		$23.68

Net investment income(b)	0.53	0.74	0.31	0.99		1.04
Net realized and unrealized gain (loss)(c)	1.02	2.62	0.46	0.68		(0.59)

Net increase from investment operations	1.55	3.36	0.77	1.67		0.45

Distributions(d)
From net investment income	(0.73)	(0.57)	(0.54)	(0.46)		(0.50)
From net realized gain	—	—	(0.21)	(0.83)		(0.00	)(e)
Return of capital	—	—	—	(0.00	)(e)	—

Total distributions	(0.73)	(0.57)	(0.75)	(1.29)		(0.50)

Net asset value, end of period	$27.64	$26.82	$24.03	$24.01		$23.63

Total Return
Based on net asset value	5.83%	13.88%	3.50%	7.00%		1.79	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.53%	0.53%	0.53%	0.53%		0.53	%(h)

Total expenses after fees waived(g)	0.06%	0.05%	0.05%	0.05%		0.06	%(h)

Net investment income	1.87%	2.75%	1.33%	3.69%		7.36	%(h)

Supplemental Data
Net assets, end of period (000)	$330,346	$791,051	$492,701	$1,746,987		$51,995

Portfolio turnover rate(i)(j)	11%	9%	11%	21%		4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Italy ETF
	Year Ended	Year Ended	Year Ended	Period From 06/29/15	(a)
	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$16.81	$17.55	$23.52	$23.65

Net investment income (loss)(b)	0.51	0.51	0.41	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.87)	3.71	(4.93)	(0.13)

Net increase (decrease) from investment operations	(0.36)	4.22	(4.52)	(0.13)

Distributions(e)
From net investment income	(0.57)	(0.48)	(0.70)	—
From net realized gain	—	(4.48)	(0.75)	—

Total distributions	(0.57)	(4.96)	(1.45)	—

Net asset value, end of period	$15.88	$16.81	$17.55	$23.52

Total Return
Based on net asset value	(2.25)%	31.21%	(19.68)%	(0.55	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.00	%(h)(i)

Net investment income (loss)	2.92%	3.15%	1.90%	(0.00	)%(h)(i)

Supplemental Data
Net assets, end of period (000)	$2,383	$5,885	$7,021	$85,845

Portfolio turnover rate(j)(k)	11%	12%	12%	0	%(f)(l)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Rounds to less than $0.01.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Not annualized.

(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Portfolio turnover rate excludes in-kind transactions.

(l)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Spain ETF
	Year Ended	Year Ended	Year Ended	Period From 06/29/15	(a)
	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$22.80	$18.80	$22.73	$23.77

Net investment income(b)	0.67	0.94	0.80	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(1.55)	3.81	(3.61)	(1.04)

Net increase (decrease) from investment operations	(0.88)	4.75	(2.81)	(1.04)

Distributions(e)
From net investment income	(0.72)	(0.75)	(0.81)	—
From net realized gain	—	—	(0.31)	—

Total distributions	(0.72)	(0.75)	(1.12)	—

Net asset value, end of period	$21.20	$22.80	$18.80	$22.73

Total Return
Based on net asset value	(3.88)%	25.70%	(12.51)%	(4.33	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03	%(h)

Net investment income (loss)	2.98%	4.29%	4.02%	(0.03	)%(h)

Supplemental Data
Net assets, end of period (000)	$15,904	$53,592	$15,978	$56,825

Portfolio turnover rate(i)(j)	12%	9%	15%	0	%(f)(k)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Rounds to less than $0.01.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Not annualized.

(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Annualized.

(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

(k)	Rounds to less than 1%.

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Switzerland ETF
	Year Ended	Year Ended		Year Ended	Period From 06/29/15	(a)
	08/31/18	08/31/17		08/31/16	to 08/31/15

Net asset value, beginning of period	$26.23	$23.38		$24.67	$24.64

Net investment income (loss)(b)	0.61	0.66		0.41	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	1.39	3.00		(0.27)	0.03

Net increase from investment operations	2.00	3.66		0.14	0.03

Distributions(e)
From net investment income	(0.63)	(0.58)		(0.61)	—
From net realized gain	(0.82)	(0.23)		(0.82)	—
Return of capital	—	(0.00	)(c)	—	—

Total distributions	(1.45)	(0.81)		(1.43)	—

Net asset value, end of period	$26.78	$26.23		$23.38	$24.67

Total Return
Based on net asset value	7.81%	15.88%		0.63%	0.12	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%		0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%		0.03%	0.04	%(h)

Net investment income (loss)	2.28%	2.65%		1.72%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$5,356	$6,558		$4,677	$3,701

Portfolio turnover rate(i)(j)	14%	11%		19%	1	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Rounds to less than $0.01.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Not annualized.

(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Annualized.

(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Eurozone	Non-diversified
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified
Currency Hedged MSCI Italy	Diversified(a)
Currency Hedged MSCI Spain	Diversified(a)
Currency Hedged MSCI Switzerland	Diversified(a)

(a) The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Adaptive Currency Hedged MSCI Eurozone
Wells Fargo Securities LLC	$988,560	$988,560		$—	$—

Currency Hedged MSCI Italy
Deutsche Bank Securities Inc.	$138,210	$138,210		$—	$—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	403,790	403,790		—	—

	$542,000	$542,000		$—	$—

Currency Hedged MSCI Spain
BNP Paribas Securities Corp.	$121,852	$121,852		$—	$—
Deutsche Bank Securities Inc.	106,992	106,992		—	—
SG Americas Securities LLC	1,726,732	1,726,732		—	—

	$1,955,576	$1,955,576		$—	$—

(a) Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Adaptive Currency Hedged MSCI Eurozone	0.62%
Currency Hedged MSCI Eurozone	0.62
Currency Hedged MSCI Germany	0.53
Currency Hedged MSCI Italy	0.62
Currency Hedged MSCI Spain	0.62
Currency Hedged MSCI Switzerland	0.62

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Adaptive Currency Hedged MSCI Eurozone ETF and the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2020 so that each Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to each Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the iShares Currency Hedged MSCI Italy ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Italy ETF (“EWI”), after taking into account any fee waivers by EWI, plus 0.03%. BFA has also contractually agreed to an additional reduction in the investment advisory fee of 0.03% through December 31, 2020.

For the iShares Currency Hedged MSCI Spain ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Spain ETF (“EWP”), after taking into account any fee waivers by EWP, plus 0.03%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

For the iShares Currency Hedged MSCI Switzerland ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Switzerland ETF (“EWL”), after taking into account any fee waivers by EWL, plus 0.03%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI Eurozone	$166
Currency Hedged MSCI Italy	1,039
Currency Hedged MSCI Spain	5,924
Currency Hedged MSCI Switzerland	353

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Adaptive Currency Hedged MSCI Eurozone	1	29%

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Eurozone	$264,098	$212,076
Currency Hedged MSCI Eurozone	263,889,254	199,313,806
Currency Hedged MSCI Germany	76,441,630	62,006,616
Currency Hedged MSCI Italy	605,906	450,030
Currency Hedged MSCI Spain	4,634,691	3,658,592
Currency Hedged MSCI Switzerland	793,432	769,802

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$1,098,391,340	$1,289,740,609
Currency Hedged MSCI Germany	177,056,158	671,391,986
Currency Hedged MSCI Italy	—	3,470,757
Currency Hedged MSCI Spain	23,806,990	59,813,765
Currency Hedged MSCI Switzerland	—	1,360,648

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Currency Hedged MSCI Eurozone	$134,515,057	$76,820	$(134,591,877)
Currency Hedged MSCI Germany	52,471,786	29,524	(52,501,310)
Currency Hedged MSCI Italy	750,240	—	(750,240)
Currency Hedged MSCI Spain	8,793,616	—	(8,793,616)
Currency Hedged MSCI Switzerland	177,292	—	(177,292)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
Adaptive Currency Hedged MSCI Eurozone
Ordinary income	$81,282	$57,460
Return of capital	—	118

	$81,282	$57,578

Currency Hedged MSCI Eurozone
Ordinary income	$47,537,786	$31,186,441
Return of capital	—	82,277

	$47,537,786	$31,268,718

Currency Hedged MSCI Germany
Ordinary income	$10,823,452	$17,358,630

Currency Hedged MSCI Italy
Ordinary income	$120,078	$620,951
Long-term capital gains	—	479,677

	$120,078	$1,100,628

Currency Hedged MSCI Spain
Ordinary income	$885,044	$1,870,492

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
Currency Hedged MSCI Switzerland
Ordinary income	$190,698	$127,779
Long-term capital gains	99,359	22,151
Return of capital	—	89

	$290,057	$150,019

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses	(b)	Total
Adaptive Currency Hedged MSCI Eurozone	$124	$(34,548)	$452,122	$—		$417,698
Currency Hedged MSCI Eurozone	—	(71,669,199)	(45,384,549)	—		(117,053,748)
Currency Hedged MSCI Germany	—	(56,902,919)	(11,597,737)	—		(68,500,656)
Currency Hedged MSCI Italy	3,108	(491,913)	(263,089)	—		(751,894)
Currency Hedged MSCI Spain	7,788	(4,926,787)	(1,910,664)	—		(6,829,663)
Currency Hedged MSCI Switzerland	401	—	179,305	(39,354)		140,352

(a) The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

(b) The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Adaptive Currency Hedged MSCI Eurozone	$34,548
Currency Hedged MSCI Eurozone	71,669,199
Currency Hedged MSCI Germany	56,902,919
Currency Hedged MSCI Italy	491,913
Currency Hedged MSCI Spain	4,926,787

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Adaptive Currency Hedged MSCI Eurozone	$92,456
Currency Hedged MSCI Eurozone	77,491,426
Currency Hedged MSCI Germany	19,980,467
Currency Hedged MSCI Spain	1,261,425

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Adaptive Currency Hedged MSCI Eurozone	$3,357,781	$484,957	$(32,835)	$452,122
Currency Hedged MSCI Eurozone	1,694,366,078	17,114,467	(62,499,016)	(45,384,549)
Currency Hedged MSCI Germany	339,235,060	3,259,316	(14,857,053)	(11,597,737)
Currency Hedged MSCI Italy	3,192,764	26,390	(289,479)	(263,089)
Currency Hedged MSCI Spain	19,735,940	158,037	(2,068,701)	(1,910,664)
Currency Hedged MSCI Switzerland	5,180,861	214,234	(34,929)	179,305

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Eurozone
Shares sold	36,600,000	$1,105,391,906	32,400,000	$924,170,392
Shares redeemed	(42,950,000)	(1,299,104,957)	(24,650,000)	(649,402,041)

Net increase (decrease)	(6,350,000)	$(193,713,051)	7,750,000	$274,768,351

Currency Hedged MSCI Germany
Shares sold	6,300,000	$177,359,936	21,800,000	$596,656,116
Shares redeemed	(23,850,000)	(673,771,512)	(12,800,000)	(337,270,325)

Net increase (decrease)	(17,550,000)	$(496,411,576)	9,000,000	$259,385,791

Currency Hedged MSCI Italy
Shares sold	—	$—	700,000	$11,028,320
Shares redeemed	(200,000)	(3,465,283)	(750,000)	(12,560,613)

Net decrease	(200,000)	$(3,465,283)	(50,000)	$(1,532,293)

Currency Hedged MSCI Spain
Shares sold	1,050,000	$23,945,428	2,250,000	$45,251,626
Shares redeemed	(2,650,000)	(60,065,696)	(750,000)	(15,226,656)

Net increase (decrease)	(1,600,000)	$(36,120,268)	1,500,000	$30,024,970

Currency Hedged MSCI Switzerland
Shares sold	—	$—	150,000	$3,890,879
Shares redeemed	(50,000)	(1,371,401)	(100,000)	(2,321,374)

Net increase (decrease)	(50,000)	$(1,371,401)	50,000	$1,569,505

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Adaptive Currency Hedged MSCI Eurozone ETF,

iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF,

iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and

iShares Currency Hedged MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Eurozone	$81,050
Currency Hedged MSCI Eurozone	47,901,740
Currency Hedged MSCI Germany	11,117,901
Currency Hedged MSCI Italy	118,793
Currency Hedged MSCI Spain	852,364
Currency Hedged MSCI Switzerland	125,854

For the fiscal year ended August 31, 2018, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Eurozone	$91,016	$13,905
Currency Hedged MSCI Eurozone	53,439,672	8,171,562
Currency Hedged MSCI Germany	11,559,237	1,748,291
Currency Hedged MSCI Italy	145,957	26,886
Currency Hedged MSCI Spain	1,039,870	159,306
Currency Hedged MSCI Switzerland	161,524	40,261

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2018:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Switzerland	$65,662	$99,359

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Adaptive Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Eurozone ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	63

Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI Eurozone	$0.812816	$—	$—	$0.812816	100%	—%	—%	100%
Currency Hedged MSCI Eurozone	0.889292	—	—	0.889292	100	—	—	100
Currency Hedged MSCI Germany	0.731954	—	—	0.731954	100	—	—	100
Currency Hedged MSCI Spain	0.722338	—	—	0.722338	100	—	—	100
Currency Hedged MSCI Switzerland	0.625180	0.825105	—	1.450285	43	57	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Eurozone ETF

Period Covered: January 07, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.16%
Greater than 3.0% and Less than 3.5%	1	0.16
Greater than 2.5% and Less than 3.0%	2	0.32
Greater than 2.0% and Less than 2.5%	2	0.32
Greater than 1.5% and Less than 2.0%	2	0.32
Greater than 1.0% and Less than 1.5%	12	1.92
Greater than 0.5% and Less than 1.0%	56	8.96
Greater than 0.0% and Less than 0.5%	294	47.04
At NAV	20	3.20
Less than 0.0% and Greater than –0.5%	184	29.44
Less than –0.5% and Greater than –1.0%	33	5.28
Less than –1.0% and Greater than –1.5%	14	2.24
Less than –1.5% and Greater than –2.0%	2	0.32
Less than –2.0% and Greater than –2.5%	1	0.16
Less than –6.0%	1	0.16

	625	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	65

Supplemental Information (unaudited) (continued)

iShares Currency Hedged MSCI Eurozone ETF

Period Covered: July 10, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.10%
Greater than 0.0% and Less than 0.5%	529	52.79
At NAV	97	9.68
Less than 0.0% and Greater than –0.5%	375	37.43

	1,002	100.00%

iShares Currency Hedged MSCI Germany ETF

Period Covered: February 04, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.18%
Greater than 0.0% and Less than 0.5%	660	59.46
At NAV	89	8.02
Less than 0.0% and Greater than –0.5%	358	32.25
Less than –6.0%	1	0.09

	1,110	100.00%

iShares Currency Hedged MSCI Italy ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.13%
Greater than 5.0% and Less than 5.5%	1	0.13
Greater than 4.5% and Less than 5.0%	1	0.13
Greater than 3.0% and Less than 3.5%	1	0.13
Greater than 2.0% and Less than 2.5%	2	0.26
Greater than 1.5% and Less than 2.0%	1	0.13
Greater than 1.0% and Less than 1.5%	1	0.13
Greater than 0.5% and Less than 1.0%	5	0.66
Greater than 0.0% and Less than 0.5%	337	44.59
At NAV	31	4.10
Less than 0.0% and Greater than –0.5%	375	49.61

	756	100.00%

iShares Currency Hedged MSCI Spain ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.13%
Greater than 4.5% and Less than 5.0%	2	0.26
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 2.5% and Less than 3.0%	1	0.13
Greater than 0.5% and Less than 1.0%	3	0.40
Greater than 0.0% and Less than 0.5%	317	41.93
At NAV	47	6.22
Less than 0.0% and Greater than –0.5%	383	50.67
Less than –0.5% and Greater than –1.0%	1	0.13

	756	100.00%

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares Currency Hedged MSCI Switzerland ETF

Period Covered: July 01, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.13%
Greater than 0.0% and Less than 0.5%	423	55.95
At NAV	65	8.60
Less than 0.0% and Greater than –0.5%	267	35.32

	756	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	67

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

Certain Financial Information

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Counterparty Abbreviations

BBP	Barclays Bank PLC Wholesale

CITI	Citibank N.A.

CSI	Credit Suisse International

DB	Deutsche Bank AG London

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

NAB	National Australia Bank Limited

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

UBS	UBS AG

Currency Abbreviations

CHF	Swiss Franc

EUR	Euro

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	71

Additional Financial Information

Audited Financial Statements

August 31, 2018

iShares, Inc.

iShares MSCI Eurozone ETF | EZU | Cboe BZX

iShares MSCI Germany ETF | EWG | NYSE Arca

iShares MSCI Italy ETF | EWI | NYSE Arca

iShares MSCI Spain ETF | EWP | NYSE Arca

iShares MSCI Switzerland ETF | EWL | NYSE Arca

Schedule of Investments	iShares® MSCI Eurozone ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.7%
ANDRITZ AG	145,911	$8,658,137
Erste Group Bank AG	608,683	24,270,098
OMV AG	297,401	15,789,164
Raiffeisen Bank International AG	303,480	8,650,922
Voestalpine AG	232,412	10,448,692

		67,817,013

Belgium — 3.2%
Ageas	372,397	19,315,790
Anheuser-Busch InBev SA/NV	1,543,379	144,824,889
Colruyt SA	122,296	7,285,317
Groupe Bruxelles Lambert SA	166,816	17,545,768
KBC Group NV	508,082	36,178,577
Proximus SADP	310,921	7,179,057
Solvay SA	149,045	19,881,892
Telenet Group Holding NV(a)	107,750	5,904,790
UCB SA	255,249	23,390,311
Umicore SA	424,424	23,722,977

		305,229,368

Finland — 3.2%
Elisa OYJ	291,704	12,506,798
Fortum OYJ	898,232	22,783,018
Kone OYJ, Class B	682,936	36,956,650
Metso OYJ	218,025	7,673,578
Neste OYJ	259,911	22,619,995
Nokia OYJ	11,408,309	63,686,556
Nokian Renkaat OYJ	238,249	9,854,553
Orion OYJ, Class B	214,491	7,903,571
Sampo OYJ, Class A	893,745	45,827,158
Stora Enso OYJ, Class R	1,110,651	20,721,101
UPM-Kymmene OYJ	1,079,211	41,687,965
Wartsila OYJ Abp	896,111	18,965,345

		311,186,288

France — 33.5%
Accor SA, NVS	379,599	19,035,688
Aeroports de Paris, NVS	60,227	13,265,026
Air Liquide SA	868,545	109,644,868
Airbus SE	1,177,997	145,639,854
Alstom SA, NVS	314,334	13,897,645
Amundi SA(b)	120,420	8,700,746
Arkema SA, NVS	138,418	17,377,218
Atos SE	192,171	23,074,579
AXA SA, NVS	3,933,209	99,511,365
BioMerieux, NVS	83,227	7,330,378
BNP Paribas SA	2,279,324	134,137,786
Bollore SA, NVS	1,813,648	8,702,377
Bouygues SA, NVS	442,174	19,565,267
Bureau Veritas SA, NVS	546,507	14,077,956
Capgemini SE	324,295	41,787,870
Carrefour SA, NVS	1,174,409	21,001,943
Casino Guichard Perrachon SA, NVS(c)	115,811	3,679,915
Cie. de Saint-Gobain, NVS	1,008,781	43,503,795
Cie. Generale des Etablissements Michelin SCA, Class B, NVS	345,750	41,012,445
CNP Assurances, NVS	349,792	8,086,749
Covivio	74,323	7,787,054
Credit Agricole SA	2,307,599	31,660,230
Danone SA, NVS	1,245,129	98,251,317
Dassault Aviation SA, NVS	5,154	9,612,673

Security	Shares	Value

France (continued)
Dassault Systemes SE, NVS	263,279	$42,762,972
Edenred, NVS	476,549	18,203,072
Eiffage SA, NVS	157,163	17,730,017
Electricite de France SA, NVS	1,188,049	19,504,176
Engie SA	3,703,593	54,424,300
Essilor International Cie Generale d’Optique SA, NVS	421,349	60,936,758
Eurazeo SA, NVS	92,399	7,030,906
Eurofins Scientific SE, NVS(c)	23,150	13,101,192
Eutelsat Communications SA	358,677	8,513,339
Faurecia SA, NVS	153,606	9,432,869
Gecina SA	90,101	15,504,724
Getlink, NVS	944,357	11,921,535
Hermes International, NVS	64,518	42,052,348
ICADE	64,094	6,267,890
Iliad SA, NVS	53,597	6,940,678
Imerys SA, NVS	73,430	5,288,475
Ingenico Group SA, NVS	122,493	8,628,195
Ipsen SA, NVS	76,521	13,635,274
JCDecaux SA	150,776	4,978,642
Kering SA, NVS	153,837	83,766,988
Klepierre SA	414,655	14,907,734
Legrand SA	537,700	40,602,332
L’Oreal SA	511,209	122,943,398
LVMH Moet Hennessy Louis Vuitton SE, NVS	564,961	198,415,637
Natixis SA	1,902,970	12,731,103
Orange SA, NVS	4,045,628	65,663,859
Pernod Ricard SA, NVS	430,489	68,118,835
Peugeot SA, NVS	1,192,900	32,894,147
Publicis Groupe SA, NVS	423,654	27,258,546
Remy Cointreau SA, NVS(c)	45,977	6,456,753
Renault SA, NVS	389,595	33,634,388
Rexel SA	622,330	9,811,294
Safran SA	676,431	88,383,156
Sanofi, NVS	2,281,401	195,603,414
Schneider Electric SE, NVS	1,104,594	90,272,076
SCOR SE	338,579	13,752,325
SEB SA, NVS	45,815	8,560,901
SES SA	737,996	14,837,611
Societe BIC SA, NVS	54,896	5,093,750
Societe Generale SA, NVS	1,555,692	63,786,058
Sodexo SA, NVS	183,131	19,116,896
STMicroelectronics NV	1,382,355	28,476,182
Suez	755,744	10,951,779
Teleperformance, NVS	117,430	22,612,225
Thales SA, NVS	217,429	30,698,948
TOTAL SA, NVS	4,858,884	304,543,793
Ubisoft Entertainment SA, NVS(a)	159,740	17,221,549
Unibail-Rodamco-Westfield	280,232	59,015,018
Valeo SA, NVS	485,704	22,101,703
Veolia Environnement SA, NVS	1,082,924	22,881,267
Vinci SA	1,025,771	98,534,053
Vivendi SA, NVS	2,101,446	54,646,457
Wendel SA, NVS	56,516	8,390,510

		3,203,886,791

Germany — 27.6%
1&1 Drillisch AG	108,196	5,488,630
adidas AG	381,992	95,511,778
Allianz SE, Registered	892,058	190,601,635
Axel Springer SE	98,227	7,154,371
BASF SE	1,860,626	172,515,912

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued)	iShares® MSCI Eurozone ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered	1,889,921	$176,749,380
Bayerische Motoren Werke AG	667,511	64,780,276
Beiersdorf AG	203,185	23,711,489
Brenntag AG	312,273	18,871,335
Commerzbank AG(a)	2,027,941	19,218,197
Continental AG	222,825	40,975,538
Covestro AG(b)	389,519	33,256,198
Daimler AG, Registered	1,841,610	119,349,088
Delivery Hero SE(a)(b)	186,548	10,301,123
Deutsche Bank AG, Registered(c)	3,976,356	44,886,193
Deutsche Boerse AG	391,425	54,195,318
Deutsche Lufthansa AG, Registered	475,200	12,434,609
Deutsche Post AG, Registered	2,003,136	73,205,653
Deutsche Telekom AG, Registered	6,745,914	109,177,759
Deutsche Wohnen SE, Bearer	715,013	36,221,682
E.ON SE	4,458,896	47,625,141
Evonik Industries AG	327,693	12,242,602
Fraport AG Frankfurt Airport Services Worldwide	83,682	7,539,866
Fresenius Medical Care AG & Co. KGaA	435,268	44,191,444
Fresenius SE & Co. KGaA	842,304	64,465,741
GEA Group AG	358,661	13,658,292
Hannover Rueck SE	122,175	16,816,412
HeidelbergCement AG	299,432	23,892,519
Henkel AG & Co. KGaA	211,389	23,648,191
HOCHTIEF AG	39,251	6,384,460
HUGO BOSS AG(c)	127,780	10,231,606
Infineon Technologies AG	2,303,523	58,748,847
Innogy SE(a)	311,244	13,525,640
K+S AG, Registered	386,669	8,815,580
KION Group AG	143,580	9,826,191
LANXESS AG	176,141	13,870,338
Linde AG	376,834	86,023,148
MAN SE	71,527	7,793,706
Merck KGaA	261,046	27,481,212
METRO AG(c)	368,434	5,767,793
MTU Aero Engines AG	105,454	23,177,216
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	305,209	65,979,541
OSRAM Licht AG	203,390	9,153,397
ProSiebenSat.1 Media SE	477,269	12,599,809
Puma SE	16,955	9,311,208
QIAGEN NV(a)	460,764	17,878,893
RTL Group SA	76,801	5,772,523
RWE AG	1,049,824	26,689,116
SAP SE	1,991,746	240,128,544
Siemens AG, Registered	1,550,907	202,065,637
Siemens Healthineers AG(a)(b)	309,817	14,114,280
Symrise AG	249,247	23,333,303
Telefonica Deutschland Holding AG	1,496,823	6,239,984
thyssenkrupp AG	883,280	20,461,426
Uniper SE	407,453	12,477,560
United Internet AG, Registered	248,588	13,107,996
Volkswagen AG	66,932	10,801,312
Vonovia SE	979,497	50,360,885
Wirecard AG	238,375	53,056,906
Zalando SE(a)(b)(c)	224,872	11,857,456

		2,639,721,885

Ireland — 1.7%
AIB Group PLC	1,650,942	9,304,696
Bank of Ireland Group PLC	1,892,564	15,502,063

Security	Shares	Value

Ireland (continued)
CRH PLC	1,711,875	$56,984,423
Irish Bank Resolution Corp. Ltd.(d)	446,666	5
Kerry Group PLC, Class A	321,747	36,780,134
Paddy Power Betfair PLC	172,488	15,754,143
Ryanair Holdings PLC(a)	42,432	700,802
Ryanair Holdings PLC, ADR, NVS(a)(c)	47,972	4,886,908
Smurfit Kappa Group PLC	460,417	18,845,750

		158,758,924

Italy — 6.7%
Assicurazioni Generali SpA	2,380,713	39,735,057
Atlantia SpA	999,150	20,867,066
CNH Industrial NV	2,072,476	24,836,648
Davide Campari-Milano SpA, NVS	1,165,799	10,342,601
Enel SpA	16,503,852	81,801,481
Eni SpA	5,163,120	95,996,465
Ferrari NV	249,046	32,656,507
Fiat Chrysler Automobiles NV(a)	2,186,762	37,044,961
Intesa Sanpaolo SpA	30,172,210	74,686,643
Leonardo SpA(c)	926,740	10,405,225
Luxottica Group SpA	343,831	22,850,698
Mediobanca Banca di Credito Finanziario SpA	1,259,392	11,745,862
Moncler SpA	361,329	16,379,024
Pirelli & C SpA(a)(b)(c)	801,007	6,466,017
Poste Italiane SpA(b)	1,081,123	8,342,301
Prysmian SpA	479,430	12,394,685
Recordati SpA	216,630	7,604,316
Snam SpA	4,593,103	18,896,644
Telecom Italia SpA/Milano(a)	23,135,912	14,778,325
Tenaris SA	959,431	16,130,500
Terna Rete Elettrica Nazionale SpA	2,814,531	14,821,318
UniCredit SpA	4,068,956	58,865,401

		637,647,745

Netherlands — 11.4%
ABN AMRO Group NV, CVA(b)	854,178	23,186,189
Aegon NV	3,602,149	21,651,217
AerCap Holdings NV(a)	256,393	14,606,709
Akzo Nobel NV	511,328	47,903,758
ArcelorMittal	1,347,334	40,664,130
ASML Holding NV	831,106	169,842,390
EXOR NV	223,746	14,573,183
Heineken Holding NV	230,863	22,052,800
Heineken NV	530,189	52,520,712
ING Groep NV	7,868,894	107,027,271
Koninklijke Ahold Delhaize NV	2,524,440	61,563,397
Koninklijke DSM NV	367,083	38,601,382
Koninklijke KPN NV	6,778,855	17,359,717
Koninklijke Philips NV	1,905,739	85,344,901
Koninklijke Vopak NV(c)	143,450	7,410,539
NN Group NV	610,676	26,239,552
NXP Semiconductors NV(a)	696,703	64,890,918
Randstad NV	239,220	15,018,815
RELX NV	1,950,100	43,291,387
Unilever NV, CVA	3,126,974	180,256,257
Wolters Kluwer NV	587,751	37,338,104

		1,091,343,328

Portugal — 0.5%
EDP - Energias de Portugal SA	5,168,334	20,234,938
Galp Energia SGPS SA	1,013,837	20,607,594

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Eurozone ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	504,263	$7,571,490

		48,414,022

Spain — 9.1%
ACS Actividades de Construccion y Servicios SA	523,330	21,847,126
Aena SME SA(b)	135,987	24,128,676
Amadeus IT Group SA	889,120	82,676,503
Banco Bilbao Vizcaya Argentaria SA	13,509,982	84,410,272
Banco de Sabadell SA	11,535,656	17,743,529
Banco Santander SA	32,710,338	163,194,702
Bankia SA	2,468,526	9,297,082
Bankinter SA	1,390,845	12,402,250
CaixaBank SA	7,266,520	32,643,185
Enagas SA	508,159	14,160,265
Endesa SA	634,778	14,246,899
Ferrovial SA	979,291	21,221,413
Grifols SA	614,919	18,122,552
Iberdrola SA	12,077,941	90,246,309
Industria de Diseno Textil SA	2,208,899	66,949,885
International Consolidated Airlines Group SA	1,259,930	11,346,283
Mapfre SA	2,151,739	6,356,507
Naturgy Energy Group SA	707,243	19,033,144
Red Electrica Corp. SA	902,863	19,013,702
Repsol SA	2,766,317	53,316,254
Siemens Gamesa Renewable Energy SA(c)	489,044	7,314,527
Telefonica SA	9,459,372	76,898,752

		866,569,817

United Kingdom — 0.2%
Coca-Cola European Partners PLC	445,943	19,015,010

Total Common Stocks — 97.8% (Cost: $9,826,953,232)		9,349,590,191

Preferred Stocks

Germany — 1.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	114,357	9,613,175
Fuchs Petrolub SE, Preference Shares, NVS	145,156	8,520,448
Henkel AG & Co. KGaA, Preference Shares, NVS	359,415	45,978,805

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference
Shares, NVS(c)	310,232	$19,679,256
Sartorius AG, Preference Shares, NVS	72,568	13,205,296
Schaeffler AG, Preference Shares, NVS	335,436	4,566,272
Volkswagen AG, Preference Shares, NVS	375,525	61,536,263

		163,099,515

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	12,190,918	6,792,779

Total Preferred Stocks — 1.8% (Cost: $217,113,212)		169,892,294

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	80,281,282	80,305,368
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	1,873,964	1,873,964

		82,179,332

Total Short-Term Investments — 0.9% (Cost: $82,167,605)		82,179,332

Total Investments in Securities — 100.5% (Cost: $10,126,234,049)		9,601,661,817

Other Assets, Less Liabilities — (0.5)%		(43,427,653)

Net Assets — 100.0%		$9,558,234,164

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	57,577,483	22,703,799	80,281,282	$80,305,368	$1,858,087	(b)	$(19,866)	$2,689
BlackRock Cash Funds: Treasury, SL Agency Shares	489,933	1,384,031	1,873,964	1,873,964	122,897		—	—

				$82,179,332	$1,980,984		$(19,866)	$2,689

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued)	iShares® MSCI Eurozone ETF
August 31, 2018

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	936	09/21/18	$36,907	$(854,928)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$854,928

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,069,233)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(854,928)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,853,194

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,349,590,186	$—	$5	$9,349,590,191
Preferred Stocks	169,892,294	—	—	169,892,294
Money Market Funds	82,179,332	—	—	82,179,332

	$9,601,661,812	$—	$5	$9,601,661,817

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(854,928)	$—	$—	$(854,928)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Germany ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
MTU Aero Engines AG	125,224	$27,522,367

Air Freight & Logistics — 2.6%
Deutsche Post AG, Registered	2,375,443	86,811,807

Airlines — 0.4%
Deutsche Lufthansa AG, Registered	567,158	14,840,884

Auto Components — 1.5%
Continental AG	265,131	48,755,235

Automobiles — 6.9%
Bayerische Motoren Werke AG	798,020	77,445,849
Daimler AG, Registered	2,191,726	142,039,031
Volkswagen AG	78,194	12,618,744

		232,103,624

Banks — 0.7%
Commerzbank AG(a)	2,420,883	22,941,993

Capital Markets — 3.5%
Deutsche Bank AG, Registered(b)	4,732,233	53,418,740
Deutsche Boerse AG	465,166	64,405,235

		117,823,975

Chemicals — 12.4%
BASF SE	2,213,709	205,253,515
Covestro AG(c)	463,654	39,585,667
Evonik Industries AG	392,904	14,678,883
K+S AG, Registered	459,429	10,474,418
LANXESS AG	210,067	16,541,863
Linde AG	447,653	102,189,612
Symrise AG	297,717	27,870,830

		416,594,788

Construction & Engineering — 0.2%
HOCHTIEF AG	46,671	7,591,376

Construction Materials — 0.9%
HeidelbergCement AG	358,234	28,584,495

Diversified Telecommunication Services — 4.1%
Deutsche Telekom AG, Registered	8,033,178	130,011,200
Telefonica Deutschland Holding AG	1,792,995	7,474,672

		137,485,872

Electrical Equipment — 0.3%
OSRAM Licht AG	239,241	10,766,841

Food & Staples Retailing — 0.2%
METRO AG	434,789	6,806,573

Health Care Equipment & Supplies — 0.5%
Siemens Healthineers AG(a)(c)	361,382	16,463,417

Health Care Providers & Services — 3.9%
Fresenius Medical Care AG & Co. KGaA	519,841	52,777,885
Fresenius SE & Co. KGaA	1,003,020	76,766,141

		129,544,026

Household Products — 0.8%
Henkel AG & Co. KGaA	250,459	28,018,971

Independent Power and Renewable Electricity Producers — 0.4%
Uniper SE	485,084	14,854,878

Security	Shares	Value

Industrial Conglomerates — 7.2%
Siemens AG, Registered	1,843,789	$240,224,849

Insurance — 9.7%
Allianz SE, Registered	1,061,085	226,716,801
Hannover Rueck SE	145,646	20,047,008
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	360,239	77,875,829

		324,639,638

Internet & Direct Marketing Retail — 0.4%
Zalando SE(a)(b)(c)	268,502	14,158,057

Internet Software & Services — 0.8%
Delivery Hero SE(a)(c)	220,940	12,200,239
United Internet AG, Registered	297,141	15,668,186

		27,868,425

IT Services — 1.9%
Wirecard AG	282,924	62,972,510

Life Sciences Tools & Services — 0.6%
QIAGEN NV(a)	545,991	21,185,932

Machinery — 1.1%
GEA Group AG	418,784	15,947,857
KION Group AG	170,568	11,673,170
MAN SE	85,029	9,264,908

		36,885,935

Media — 0.9%
Axel Springer SE	117,079	8,527,458
ProSiebenSat.1 Media SE	561,542	14,824,600
RTL Group SA	93,473	7,025,625

		30,377,683

Metals & Mining — 0.7%
thyssenkrupp AG	1,052,646	24,384,837

Multi-Utilities — 3.1%
E.ON SE	5,305,050	56,662,849
Innogy SE(a)	333,620	14,498,028
RWE AG	1,252,115	31,831,852

		102,992,729

Personal Products — 0.8%
Beiersdorf AG	243,274	28,389,835

Pharmaceuticals — 7.3%
Bayer AG, Registered	2,248,720	210,305,016
Merck KGaA	311,444	32,786,783

		243,091,799

Real Estate Management & Development — 3.1%
Deutsche Wohnen SE, Bearer	854,806	43,303,423
Vonovia SE	1,170,244	60,168,152

		103,471,575

Semiconductors & Semiconductor Equipment — 2.1%
Infineon Technologies AG	2,739,072	69,857,050

Software — 8.5%
SAP SE	2,368,730	285,578,425

Textiles, Apparel & Luxury Goods — 4.1%
adidas AG	453,826	113,472,869
HUGO BOSS AG	152,599	12,218,914
Puma SE	20,034	11,002,108

		136,693,891

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.7%
Brenntag AG	373,283	$22,558,302

Transportation Infrastructure — 0.3%
Fraport AG Frankfurt Airport Services Worldwide	100,586	9,062,940

Wireless Telecommunication Services — 0.2%
1&1 Drillisch AG	128,037	6,495,136

Total Common Stocks — 93.6% (Cost: $3,406,742,356)		3,138,400,670

Preferred Stocks

Auto Components — 0.2%
Schaeffler AG, Preference Shares, NVS	400,875	5,457,090

Automobiles — 3.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	132,825	11,165,648
Porsche Automobil Holding SE, Preference Shares, NVS	369,988	23,469,818
Volkswagen AG, Preference Shares, NVS	447,296	73,297,182

		107,932,648

Chemicals — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	168,003	9,861,534

Health Care Equipment & Supplies — 0.5%
Sartorius AG, Preference Shares, NVS	85,542	15,566,192

Household Products — 1.6%
Henkel AG & Co. KGaA, Preference Shares, NVS	429,409	54,932,912

Total Preferred Stocks — 5.8% (Cost: $239,511,634)		193,750,376

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	62,176,709	$62,195,362
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	247,268	247,268

		62,442,630

Total Short-Term Investments — 1.9% (Cost: $62,440,838)		62,442,630

Total Investments in Securities — 101.3% (Cost: $3,708,694,828)		3,394,593,676

Other Assets, Less Liabilities — (1.3)%		(43,366,103)

Net Assets — 100.0%		$3,351,227,573

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	69,810,722	(7,634,013)	62,176,709	$62,195,362	$783,333	(b)	$(14,372)	$1,792
BlackRock Cash Funds: Treasury, SL Agency Shares	589,306	(342,038)	247,268	247,268	31,897		—	—

				$62,442,630	$815,230		$(14,372)	$1,792

(a) Includes realized capital gain distributions from an affiliated fund, if any.

(b) Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	51	09/21/18	$18,320	$(566,910)

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Germany ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$566,910

(a) Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(244,608)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$983,486

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,122,495

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,138,400,670	$—	$—	$3,138,400,670
Preferred Stocks	193,750,376	—	—	193,750,376
Money Market Funds	62,442,630	—	—	62,442,630

	$3,394,593,676	$—	$—	$3,394,593,676

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(566,910)	$—	$—	$(566,910)

(a) Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments	iShares® MSCI Italy ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Leonardo SpA(a)	663,609	$7,450,850

Auto Components — 1.0%
Pirelli & C SpA(b)(c)	497,091	4,012,698

Automobiles — 9.2%
Ferrari NV	146,511	19,211,461
Fiat Chrysler Automobiles NV(c)	1,072,278	18,164,984

		37,376,445

Banks — 21.2%
Intesa Sanpaolo SpA	17,494,636	43,305,267
Mediobanca Banca di Credito Finanziario SpA	961,426	8,966,848
UniCredit SpA	2,323,976	33,620,855

		85,892,970

Beverages — 2.0%
Davide Campari-Milano SpA, NVS	927,126	8,225,170

Diversified Financial Services — 2.6%
EXOR NV	162,799	10,603,540

Diversified Telecommunication Services — 2.4%
Telecom Italia SpA/Milano(c)	15,636,759	9,988,156

Electric Utilities — 14.5%
Enel SpA	9,611,588	47,639,917
Terna Rete Elettrica Nazionale SpA	2,097,390	11,044,854

		58,684,771

Electrical Equipment — 2.4%
Prysmian SpA	372,240	9,623,506

Energy Equipment & Services — 2.9%
Tenaris SA	690,825	11,614,543

Insurance — 6.1%
Assicurazioni Generali SpA	1,082,767	18,071,817
Poste Italiane SpA(b)	882,071	6,806,350

		24,878,167

Machinery — 4.2%
CNH Industrial NV	1,422,464	17,046,874

Oil, Gas & Consumable Fuels — 17.2%
Eni SpA	3,029,861	56,333,369
Snam SpA	3,239,115	13,326,156

		69,659,525

Security	Shares	Value

Pharmaceuticals — 1.6%
Recordati SpA(a)	181,395	$6,367,469

Textiles, Apparel & Luxury Goods — 6.2%
Luxottica Group SpA	239,065	15,888,044
Moncler SpA	202,409	9,175,189

		25,063,233

Transportation Infrastructure — 3.3%
Atlantia SpA	641,819	13,404,273

Total Common Stocks — 98.6% (Cost: $480,960,185)		399,892,190

Preferred Stocks

Diversified Telecommunication Services — 1.2%
Telecom Italia SpA/Milano, Preference Shares, NVS	9,185,361	5,118,083

Total Preferred Stocks — 1.2% (Cost: $8,265,772)		5,118,083

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	9,072,916	9,075,638
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	142,515	142,515

		9,218,153

Total Short-Term Investments — 2.3% (Cost: $9,217,449)		9,218,153

Total Investments in Securities — 102.1% (Cost: $498,443,406)		414,228,426

Other Assets, Less Liabilities — (2.1)%		(8,603,485)

Net Assets — 100.0%		$405,624,941

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Italy ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	9,072,916	9,072,916	$9,075,638	$32,477	(b)	$5,241		$704
BlackRock Cash Funds: Treasury, SL Agency Shares	998,621	(856,106)	142,515	142,515	6,262		—		—

				$9,218,153	$38,739		$5,241		$704

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/MIB Index	4	09/21/18	$471	$(30,749)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$30,749

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(356,621)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(30,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$654,413

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued)	iShares® MSCI Italy ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$399,892,190	$—	$—	$399,892,190
Preferred Stocks	5,118,083	—	—	5,118,083
Money Market Funds	9,218,153	—	—	9,218,153

	$414,228,426	$—	$—	$414,228,426

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(30,749)	$—	$—	$(30,749)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Spain ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.2%
International Consolidated Airlines Group SA	2,154,835	$19,405,339

Banks — 38.5%
Banco Bilbao Vizcaya Argentaria SA	12,548,268	78,401,490
Banco de Sabadell SA	16,013,053	24,630,421
Banco Santander SA	31,580,129	157,555,991
Bankia SA	4,601,880	17,331,823
Bankinter SA	2,232,256	19,905,163
CaixaBank SA	8,713,675	39,144,199

		336,969,087

Biotechnology — 3.0%
Grifols SA	889,942	26,227,877

Construction & Engineering — 6.9%
ACS Actividades de Construccion y Servicios SA	724,981	30,265,322
Ferrovial SA	1,391,643	30,157,155

		60,422,477

Diversified Telecommunication Services — 8.1%
Telefonica SA	8,772,850	71,317,760

Electric Utilities — 16.3%
Endesa SA	1,033,570	23,197,350
Iberdrola SA	11,291,806	84,372,313
Red Electrica Corp. SA	1,658,078	34,918,033

		142,487,696

Electrical Equipment — 1.8%
Siemens Gamesa Renewable Energy SA(a)	1,024,637	15,325,278

Gas Utilities — 3.2%
Naturgy Energy Group SA	1,029,777	27,713,097

Insurance — 1.6%
Mapfre SA	4,789,237	14,148,007

IT Services — 4.5%
Amadeus IT Group SA	428,152	39,812,523

Security	Shares	Value

Oil, Gas & Consumable Fuels — 7.2%
Enagas SA	754,016	$21,011,271
Repsol SA	2,165,314	41,732,901

		62,744,172

Specialty Retail — 4.2%
Industria de Diseno Textil SA	1,205,901	36,549,853

Transportation Infrastructure — 3.7%
Aena SME SA(b)	183,609	32,578,423

Total Common Stocks — 101.2% (Cost: $1,125,236,826)		885,701,589

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	19,678,549	19,684,452
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	345,951	345,951

		20,030,403

Total Short-Term Investments — 2.3% (Cost: $20,030,396)		20,030,403

Total Investments in Securities — 103.5% (Cost: $1,145,267,222)		905,731,992

Other Assets, Less Liabilities — (3.5)%		(30,290,070)

Net Assets — 100.0%		$875,441,922

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,256,664	9,421,885	19,678,549	$19,684,452	$79,838	(b)	$(2,725)	$7
BlackRock Cash Funds: Treasury, SL Agency Shares	1,301,695	(955,744)	345,951	345,951	12,829		—	—

				$20,030,403	$92,667		$(2,725)	$7

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued)	iShares® MSCI Spain ETF
August 31, 2018

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	15	09/21/18	$1,638	$(24,968)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$24,968

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(121,841)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(24,968)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,218,079

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$885,701,589	$—	$—	$885,701,589
Money Market Funds	20,030,403	—	—	20,030,403

	$905,731,992	$—	$—	$905,731,992

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(24,968)	$—	$—	$(24,968)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Switzerland ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 1.6%
Geberit AG, Registered	36,695	$16,725,422

Capital Markets — 10.4%
Credit Suisse Group AG, Registered	2,342,260	35,154,486
Julius Baer Group Ltd.	232,382	12,379,610
Partners Group Holding AG	17,746	13,964,126
UBS Group AG, Registered	2,911,945	45,571,593

		107,069,815

Chemicals — 5.2%
Clariant AG, Registered	258,617	6,476,790
EMS-Chemie Holding AG, Registered	10,519	6,656,631
Givaudan SA, Registered	8,817	21,497,763
Sika AG, Registered	126,384	18,779,217

		53,410,401

Construction Materials — 2.2%
LafargeHolcim Ltd., Registered	461,768	22,536,914

Diversified Financial Services — 0.5%
Pargesa Holding SA, Bearer	59,943	4,881,099

Diversified Telecommunication Services — 1.2%
Swisscom AG, Registered	27,052	12,109,204

Electrical Equipment — 3.8%
ABB Ltd., Registered	1,675,817	39,595,097

Food Products — 21.9%
Barry Callebaut AG, Registered	3,160	5,646,241
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,219	9,094,287
Chocoladefabriken Lindt & Spruengli AG, Registered	114	10,066,798
Nestle SA, Registered	2,401,522	202,084,438

		226,891,764

Health Care Equipment & Supplies — 2.0%
Sonova Holding AG, Registered	59,466	11,307,825
Straumann Holding AG, Registered	11,787	9,415,218

		20,723,043

Insurance — 8.7%
Baloise Holding AG, Registered	55,630	8,570,851
Swiss Life Holding AG, Registered	35,455	12,875,397
Swiss Re AG	294,689	26,558,880
Zurich Insurance Group AG	137,197	41,878,352

		89,883,480

Life Sciences Tools & Services — 2.2%
Lonza Group AG, Registered	71,298	22,994,361

Machinery — 1.6%
Schindler Holding AG, Participation Certificates, NVS	44,276	10,584,853
Schindler Holding AG, Registered	26,783	6,203,487

		16,788,340

Security	Shares	Value

Marine — 0.9%
Kuehne + Nagel International AG, Registered	59,366	$9,606,844

Pharmaceuticals — 26.1%
Novartis AG, Registered	1,592,468	132,357,127
Roche Holding AG, NVS	511,765	127,425,305
Vifor Pharma AG	51,996	9,605,093

		269,387,525

Professional Services — 2.4%
Adecco Group AG, Registered	175,530	10,777,553
SGS SA, Registered	5,421	14,310,633

		25,088,186

Real Estate Management & Development — 0.8%
Swiss Prime Site AG, Registered	85,611	7,909,568

Software — 1.1%
Temenos AG, Registered	63,699	11,526,548

Specialty Retail — 0.5%
Dufry AG, Registered(a)	45,345	5,621,823

Textiles, Apparel & Luxury Goods — 5.9%
Cie. Financiere Richemont SA, Registered	473,232	41,935,666
Swatch Group AG (The), Bearer	31,388	13,423,717
Swatch Group AG (The), Registered	73,901	6,002,403

		61,361,786

Total Common Stocks — 99.0% (Cost: $1,034,969,407)		1,024,111,220

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(b)(c)(d)	5,419,657	5,421,283
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	404,567	404,567

		5,825,850

Total Short-Term Investments — 0.6% (Cost: $5,825,850)		5,825,850

Total Investments in Securities — 99.6% (Cost: $1,040,795,257)		1,029,937,070

Other Assets, Less Liabilities — 0.4%		4,149,198

Net Assets — 100.0%		$1,034,086,268

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued)	iShares® MSCI Switzerland ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	5,419,657	5,419,657	$5,421,283	$7,058	(b)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	609,567	(205,000)	404,567	404,567	12,966		—		—

				$5,825,850	$20,024		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	238	09/21/18	$9,385	$(187,002)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$187,002

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$787,386

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(187,002)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,210,275

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Switzerland ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,024,111,220	$—	$—	$1,024,111,220
Money Market Funds	5,825,850	—	—	5,825,850

	$1,029,937,070	$—	$—	$1,029,937,070

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(187,002)	$—	$—	$(187,002)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities
August 31, 2018

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$9,519,482,485	$3,332,151,046	$405,010,273	$885,701,589
Affiliated(c)	82,179,332	62,442,630	9,218,153	20,030,403
Cash pledged:
Futures contracts(d)	2,835,449	1,085,778	48,867	132,988
Foreign currency, at value(e)	20,501,676	2,974,675	562,008	1,571,875
Receivables:
Investments sold	9,527,999	10,813,165	4,339,703	26,495,312
Securities lending income — Affiliated	43,833	17,308	3,569	13,953
Dividends	3,569,316	404,440	159	993
Tax reclaims	12,464,337	12,690,235	—	150,393
Foreign withholding tax claims	3,956,825	—	—	—

Total assets	9,654,561,252	3,422,579,277	419,182,732	934,097,506

LIABILITIES
Collateral on securities loaned, at value	80,315,753	62,216,938	9,069,487	19,684,472
Payables:
Investments purchased	11,411,511	7,143,164	4,304,136	26,068,436
Variation margin on futures contracts	477,240	176,844	6,102	12,461
Capital shares redeemed	—	421,747	—	12,421,347
Investment advisory fees	4,083,016	1,393,011	178,066	468,868
Professional fees	39,568	—	—	—

Total liabilities	96,327,088	71,351,704	13,557,791	58,655,584

NET ASSETS	$9,558,234,164	$3,351,227,573	$405,624,941	$875,441,922

NET ASSETS CONSIST OF:
Paid-in capital	$10,618,146,188	$3,871,022,614	$687,938,671	$1,279,314,886
Undistributed (distributions in excess of) net investment income	23,152,634	(489,869)	2,341,634	9,976,406
Accumulated net realized loss	(558,291,200)	(205,053,037)	(200,409,537)	(174,285,021)
Net unrealized depreciation	(524,773,458)	(314,252,135)	(84,245,827)	(239,564,349)

NET ASSETS	$9,558,234,164	$3,351,227,573	$405,624,941	$875,441,922

Shares outstanding	231,500,000	110,400,000	14,925,000	29,325,000

Net asset value	$41.29	$30.36	$27.18	$29.85

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$75,130,646	$58,031,172	$8,501,160	$18,505,122
(b) Investments, at cost — Unaffiliated	$10,044,066,444	$3,646,253,990	$489,225,957	$1,125,236,826
(c) Investments, at cost — Affiliated	$82,167,605	$62,440,838	$9,217,449	$20,030,396
(d) Cash collateral pledged, at cost	$2,824,147	$1,083,658	$48,622	$133,862
(e) Foreign currency, at cost	$20,374,287	$2,956,744	$562,348	$1,574,326

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)
August 31, 2018

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,024,111,220
Affiliated(c)	5,825,850
Cash pledged:
Futures contracts(d)	676,459
Foreign currency, at value(e)	666,088
Receivables:
Investments sold	22,030,946
Securities lending income — Affiliated	7,058
Dividends	676
Tax reclaims	8,481,886

Total assets	1,061,800,183

LIABILITIES
Collateral on securities loaned, at value	5,421,283
Payables:
Investments purchased	21,752,881
Variation margin on futures contracts	113,353
Investment advisory fees	426,398

Total liabilities	27,713,915

NET ASSETS	$1,034,086,268

NET ASSETS CONSIST OF:
Paid-in capital	$1,102,406,787
Distributions in excess of net investment income	(455,027)
Accumulated net realized loss	(56,929,654)
Net unrealized depreciation	(10,935,838)

NET ASSETS	$1,034,086,268

Shares outstanding	29,625,000

Net asset value	$34.91

Shares authorized	318.625 million

Par value	$0.001

(a) Securities loaned, at value	$5,177,359
(b) Investments, at cost — Unaffiliated	$1,034,969,407
(c) Investments, at cost — Affiliated	$5,825,850
(d) Cash collateral pledged, at cost	$679,350
(e) Foreign currency, at cost	$647,778

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations
Year Ended August 31, 2018

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$418,950,815	$119,480,875	$24,831,074	$32,616,604
Dividends — Affiliated	122,897	31,897	6,262	12,829
Non-cash dividends — Unaffiliated	22,179,845	—	—	9,938,397
Securities lending income — Affiliated — net	1,858,087	783,333	32,477	79,838
Foreign taxes withheld	(53,211,633)	(15,404,045)	(3,595,259)	(4,893,816)

Total investment income	389,900,011	104,892,060	21,274,554	37,753,852

EXPENSES
Investment advisory fees	65,126,051	20,193,214	3,241,497	5,128,398
Proxy fees	1,157	521	64	137

Total expenses	65,127,208	20,193,735	3,241,561	5,128,535

Net investment income	324,772,803	84,698,325	18,032,993	32,625,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(171,439,571)	(57,088,449)	(7,251,548)	(21,578,339)
Investments — Affiliated	(19,866)	(14,372)	5,241	(2,725)
In-kind redemptions — Unaffiliated	1,022,349,609	281,440,094	57,384,132	110,424,808
Futures contracts	(1,069,233)	(244,608)	(356,621)	(121,841)
Foreign currency transactions	(2,476,418)	(136,035)	(100,575)	(83,409)

Net realized gain	847,344,521	223,956,630	49,680,629	88,638,494

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(878,526,864)	(168,521,470)	(89,100,020)	(227,298,328)
Investments — Affiliated	2,689	1,792	704	7
Futures contracts	(854,928)	983,486	(30,749)	(24,968)
Foreign currency translations	(905,301)	(1,218,547)	(5,134)	(11,050)

Net change in unrealized appreciation (depreciation)	(880,284,404)	(168,754,739)	(89,135,199)	(227,334,339)

Net realized and unrealized gain (loss)	(32,939,883)	55,201,891	(39,454,570)	(138,695,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$291,832,920	$139,900,216	$(21,421,577)	$(106,070,528)

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)
Year Ended August 31, 2018

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$34,693,786
Dividends — Affiliated	12,966
Securities lending income — Affiliated — net	7,058
Foreign taxes withheld	(7,298,638)

Total investment income	27,415,172

EXPENSES
Investment advisory fees	5,445,337
Proxy fees	123

Total expenses	5,445,460

Net investment income	21,969,712

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,148,837)
In-kind redemptions — Unaffiliated	53,652,996
Futures contracts	787,386
Foreign currency transactions	(534,536)

Net realized gain	36,757,009

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(14,766,786)
Futures contracts	(187,002)
Foreign currency translations	169,337

Net change in unrealized appreciation (depreciation)	(14,784,451)

Net realized and unrealized gain	21,972,558

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,942,270

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$324,772,803	$250,039,419	$84,698,325	$89,451,626
Net realized gain (loss)	847,344,521	(107,531,785)	223,956,630	81,994,943
Net change in unrealized appreciation (depreciation)	(880,284,404)	1,981,250,890	(168,754,739)	639,971,332

Net increase in net assets resulting from operations	291,832,920	2,123,758,524	139,900,216	811,417,901

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(344,359,197)	(251,508,888)	(97,497,098)	(101,663,169)

Decrease in net assets resulting from distributions to shareholders	(344,359,197)	(251,508,888)	(97,497,098)	(101,663,169)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,675,455,483)	3,120,375,440	(1,501,075,041)	503,242,808

NET ASSETS
Total increase (decrease) in net assets	(3,727,981,760)	4,992,625,076	(1,458,671,923)	1,212,997,540
Beginning of year	13,286,215,924	8,293,590,848	4,809,899,496	3,596,901,956

End of year	$9,558,234,164	$13,286,215,924	$3,351,227,573	$4,809,899,496

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$23,152,634	$39,606,657	$(489,869)	$11,828,547

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,032,993	$14,617,536	$32,625,317	$29,663,738
Net realized gain (loss)	49,680,629	(44,661,565)	88,638,494	(76,940,027)
Net change in unrealized appreciation (depreciation)	(89,135,199)	222,005,377	(227,334,339)	304,908,943

Net increase (decrease) in net assets resulting from operations	(21,421,577)	191,961,348	(106,070,528)	257,632,654

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,400,893)	(15,689,552)	(31,909,333)	(28,748,503)

Decrease in net assets resulting from distributions to shareholders	(17,400,893)	(15,689,552)	(31,909,333)	(28,748,503)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(396,183,016)	203,328,009	(515,111,708)	699,705,444

NET ASSETS
Total increase (decrease) in net assets	(435,005,486)	379,599,805	(653,091,569)	928,589,595
Beginning of year	840,630,427	461,030,622	1,528,533,491	599,943,896

End of year	$405,624,941	$840,630,427	$875,441,922	$1,528,533,491

Undistributed net investment income included in net assets at end of year	$2,341,634	$1,810,109	$9,976,406	$9,343,831

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,969,712	$23,926,958
Net realized gain	36,757,009	30,303,367
Net change in unrealized appreciation (depreciation)	(14,784,451)	106,883,974

Net increase in net assets resulting from operations	43,942,270	161,114,299

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(22,803,569)	(25,105,668)

Decrease in net assets resulting from distributions to shareholders	(22,803,569)	(25,105,668)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(246,310,096)	31,514,058

NET ASSETS
Total increase (decrease) in net assets	(225,171,395)	167,522,689
Beginning of year	1,259,257,663	1,091,734,974

End of year	$1,034,086,268	$1,259,257,663

Distributions in excess of net investment income included in net assets at end of year	$(455,027)	$(369,308)

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$41.71	$34.20	$36.04		$39.98	$34.64

Net investment income(a)	1.03	0.99	0.92	(b)	0.96	1.18
Net realized and unrealized gain (loss)(c)	(0.23)	7.38	(1.84)		(3.95)	5.10

Net increase (decrease) from investment operations	0.80	8.37	(0.92)		(2.99)	6.28

Distributions(d)
From net investment income	(1.22)	(0.86)	(0.92)		(0.95)	(0.94)

Total distributions	(1.22)	(0.86)	(0.92)		(0.95)	(0.94)

Net asset value, end of year	$41.29	$41.71	$34.20		$36.04	$39.98

Total Return
Based on net asset value	1.87%	24.72%	(2.53	)%(b)	(7.62)%	18.02%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%		0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.49%	0.48%		N/A	N/A

Net investment income	2.36%	2.63%	2.69	%(b)	2.50%	2.89%

Supplemental Data
Net assets, end of year (000)	$9,558,234	$13,286,216	$8,293,591		$10,134,616	$8,702,637

Portfolio turnover rate(e)	5%	4%	4%		5%	7%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:

• Net investment income per share by $0.02.

• Total return by 0.08%.

• Ratio of net investment income to average net assets by 0.06%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Germany ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$30.71	$26.18	$26.34	$28.97	$25.61

Net investment income(a)	0.64	0.59	0.49	0.58	0.59
Net realized and unrealized gain (loss)(b)	(0.16)	4.54	(0.04)	(2.70)	3.40

Net increase (decrease) from investment operations	0.48	5.13	0.45	(2.12)	3.99

Distributions(c)
From net investment income	(0.83)	(0.60)	(0.61)	(0.51)	(0.63)

Total distributions	(0.83)	(0.60)	(0.61)	(0.51)	(0.63)

Net asset value, end of year	$30.36	$30.71	$26.18	$26.34	$28.97

Total Return
Based on net asset value	1.52%	19.63%	1.81%	(7.50)%	15.41%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.99%	2.08%	1.90%	2.03%	1.95%

Supplemental Data
Net assets, end of year (000)	$3,351,228	$4,809,899	$3,596,902	$6,607,056	$4,797,434

Portfolio turnover rate(d)	6%	3%	3%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Italy ETF

	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$30.21	$22.60	$29.50	$32.03	$26.12

Net investment income(b)	0.82	0.57	0.66	0.70	0.82
Net realized and unrealized gain (loss)(c)	(2.86)	7.76	(6.82)	(2.49)	5.77

Net increase (decrease) from investment operations	(2.04)	8.33	(6.16)	(1.79)	6.59

Distributions(d)
From net investment income	(0.99)	(0.72)	(0.72)	(0.74)	(0.68)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.99)	(0.72)	(0.74)	(0.74)	(0.68)

Net asset value, end of year	$27.18	$30.21	$22.60	$29.50	$32.03

Total Return
Based on net asset value	(6.98)%	37.37%	(20.97)%	(5.66)%	25.20%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.64%	2.59%	2.54%	2.34%	2.49%

Supplemental Data
Net assets, end of year (000)	$405,625	$840,630	$461,031	$1,077,437	$1,556,860

Portfolio turnover rate(e)	10%	18%	16%	22%	24%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Spain ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$33.63	$26.49	$31.96	$40.61	$30.44

Net investment income(a)	0.99	0.94	1.00	1.32	1.80
Net realized and unrealized gain (loss)(b)	(3.72)	7.19	(5.40)	(8.35)	9.53

Net increase (decrease) from investment operations	(2.73)	8.13	(4.40)	(7.03)	11.33

Distributions(c)
From net investment income	(1.05)	(0.99)	(1.07)	(1.62)	(1.16)

Total distributions	(1.05)	(0.99)	(1.07)	(1.62)	(1.16)

Net asset value, end of year	$29.85	$33.63	$26.49	$31.96	$40.61

Total Return
Based on net asset value	(8.28)%	31.48%	(13.82)%	(17.63)%	37.39%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.02%	3.10%	3.53%	3.70%	4.48%

Supplemental Data
Net assets, end of year (000)	$875,442	$1,528,533	$599,944	$1,666,091	$2,473,038

Portfolio turnover rate(d)	21%	16%	9%	15%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$34.27	$30.22	$31.90	$33.64	$29.36

Net investment income(a)	0.66	0.69	0.81	0.83	0.80
Net realized and unrealized gain (loss)(b)	0.79	4.11	(1.70)	(1.77)	4.27

Net increase (decrease) from investment operations	1.45	4.80	(0.89)	(0.94)	5.07

Distributions(c)
From net investment income	(0.81)	(0.75)	(0.79)	(0.80)	(0.79)

Total distributions	(0.81)	(0.75)	(0.79)	(0.80)	(0.79)

Net asset value, end of year	$34.91	$34.27	$30.22	$31.90	$33.64

Total Return
Based on net asset value	4.43%	15.90%	(2.76)%	(2.92)%	17.21%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.91%	2.18%	2.68%	2.49%	2.41%

Supplemental Data
Net assets, end of year (000)	$1,034,086	$1,259,258	$1,091,735	$1,200,164	$1,072,157

Portfolio turnover rate(d)	9%	13%	6%	7%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy(a)	Non-diversified
MSCI Spain(b)	Non-diversified
MSCI Switzerland(c)	Non-diversified

(a) Formerly the iShares MSCI Italy Capped ETF.
(b) Formerly the iShares MSCI Spain Capped ETF.
(c) Formerly the iShares MSCI Switzerland Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

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Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

MSCI Eurozone
Citigroup Global Markets Inc.	$2,859,349	$2,859,349		$—	$—
Credit Suisse Securities (USA) LLC	439,191	439,191		—	—
Goldman Sachs & Co.	9,873,625	9,873,625		—	—
JPMorgan Securities LLC	1,177,776	1,177,776		—	—
Merrill Lynch, Pierce, Fenner & Smith	2,713,616	2,713,616		—	—
Morgan Stanley & Co. LLC	40,707,936	40,707,936		—	—
State Street Bank & Trust Company	14,113,235	14,113,235		—	—
UBS Securities LLC	2,044,837	2,044,837		—	—
Wells Fargo Securities LLC	1,201,081	1,201,081		—	—

	$75,130,646	$75,130,646		$—	$—

MSCI Germany
Goldman Sachs & Co.	$4,612,434	$4,612,434		$—	$—
Morgan Stanley & Co. LLC	53,418,738	53,418,738		—	—

	$58,031,172	$58,031,172		$—	$—

MSCI Italy
State Street Bank & Trust Company	$8,501,160	$8,501,160		$—	$—

MSCI Spain
Credit Suisse Securities (USA) LLC	$59,812	$59,812		$—	$—
Goldman Sachs & Co.	18,370,032	18,370,032		—	—
Morgan Stanley & Co. LLC	75,278	75,278		—	—

	$18,505,122	$18,505,122		$—	$—

MSCI Switzerland
Goldman Sachs & Co.	$5,177,359	$5,177,359		$—	$—

(a) Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

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Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$471,730
MSCI Germany	212,098
MSCI Italy	10,231
MSCI Spain	21,324
MSCI Switzerland	1,336

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$59,194,263	$63,811,487
MSCI Germany	26,125,974	18,190,026
MSCI Italy	11,363,343	14,827,400
MSCI Spain	33,262,057	26,633,539
MSCI Switzerland	14,287,119	21,232,339

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Eurozone	1	17%

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$747,185,927	$730,768,368
MSCI Germany	304,840,789	234,171,710
MSCI Italy	74,017,592	69,857,544
MSCI Spain	227,224,807	225,098,251
MSCI Switzerland	110,970,125	99,921,783

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Notes to Financial Statements (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$2,844,178,488	$6,567,364,634
MSCI Germany	338,067,533	1,911,376,349
MSCI Italy	98,068,889	497,686,328
MSCI Spain	565,920,699	1,090,473,892
MSCI Switzerland	273,255,567	524,278,358

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Eurozone	$882,757,944	$3,132,371	$(885,890,315)
MSCI Germany	216,481,972	480,357	(216,962,329)
MSCI Italy	14,596,029	(100,575)	(14,495,454)
MSCI Spain	69,267,183	(83,409)	(69,183,774)
MSCI Switzerland	21,453,113	748,138	(22,201,251)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Eurozone
Ordinary income	$344,359,197	$251,508,888

MSCI Germany
Ordinary income	$97,497,098	$101,663,169

MSCI Italy
Ordinary income	$17,400,893	$15,689,552

MSCI Spain
Ordinary income	$31,909,333	$28,748,503

MSCI Switzerland
Ordinary income	$22,803,569	$25,105,668

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses (b)	Total
MSCI Eurozone	$20,636,833	$(421,110,601)	$(659,438,256)	$—	$(1,059,912,024)
MSCI Germany	—	(145,317,672)	(373,987,500)	(489,869)	(519,795,041)
MSCI Italy	2,341,634	(192,791,517)	(91,863,847)	—	(282,313,730)
MSCI Spain	9,976,406	(154,071,797)	(259,777,573)	—	(403,872,964)
MSCI Switzerland	—	(44,154,811)	(23,826,587)	(339,121)	(68,320,519)

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring	(a)	Expiring 2019	Total
MSCI Eurozone	$390,879,862		$30,230,739	$421,110,601
MSCI Germany	113,101,718		32,215,954	145,317,672
MSCI Italy	183,331,855		9,459,662	192,791,517
MSCI Spain	145,451,894		8,619,903	154,071,797
MSCI Switzerland	37,199,053		6,955,758	44,154,811

(a)	Must be utilized prior to losses subject to expiration.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$10,265,503,534	$822,547,986	$(1,486,389,703)	$(663,841,717)
MSCI Germany	3,768,997,103	356,034,013	(730,437,440)	(374,403,427)
MSCI Italy	506,061,426	20,809,469	(112,673,218)	(91,863,749)
MSCI Spain	1,165,480,446	18,573,961	(278,347,383)	(259,773,422)
MSCI Switzerland	1,053,873,008	67,677,978	(91,613,916)	(23,935,938)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers.

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Notes to Financial Statements (continued)

Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Eurozone
Shares sold	68,400,000	$2,997,558,675	130,800,000		$5,075,719,442
Shares redeemed	(155,400,000)	(6,673,014,158)	(54,800,000)		(1,955,344,002)

Net increase (decrease)	(87,000,000)	$(3,675,455,483)	76,000,000		$3,120,375,440

MSCI Germany
Shares sold	13,200,000	$424,091,640	47,700,000		$1,344,475,553
Shares redeemed	(59,400,000)	(1,925,166,681)	(28,500,000)		(841,232,745)

Net increase (decrease)	(46,200,000)	$(1,501,075,041)	19,200,000		$503,242,808

MSCI Italy
Shares sold	3,675,000	$113,455,292	20,625,000	(a)	$478,934,035
Shares redeemed	(16,575,000)	(509,638,308)	(13,200,000	)(a)	(275,606,026)

Net increase (decrease)	(12,900,000)	$(396,183,016)	7,425,000		$203,328,009

MSCI Spain
Shares sold	19,125,000	$614,707,341	27,300,000		$827,558,231
Shares redeemed	(35,250,000)	(1,129,819,049)	(4,500,000)		(127,852,787)

Net increase (decrease)	(16,125,000)	$(515,111,708)	22,800,000		$699,705,444

MSCI Switzerland
Shares sold	8,625,000	$295,601,568	5,875,000		$196,663,250
Shares redeemed	(15,750,000)	(541,911,664)	(5,250,000)		(165,149,192)

Net increase (decrease)	(7,125,000)	$(246,310,096)	625,000		$31,514,058

(a)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt
NVS	Non-Voting Shares

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares Trust

▶  iShares MSCI EAFE ESG Optimized ETF | ESGD | NASDAQ

▶  iShares MSCI Global Impact ETF | MPCT | NASDAQ

▶  iShares MSCI USA ESG Optimized ETF | ESGU | NASDAQ

▶   iShares MSCI USA Small-Cap ESG Optimized ETF | ESML | Cboe BZX

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI EAFE ESG Optimized ETF

Investment Objective

The iShares MSCI EAFE ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Special note: Effective on or around October 23, 2018, the Fund will change its name from iShares MSCI EAFE ESG Optimized ETF to iShares ESG MSCI EAFE ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.64%	14.62%	4.64%	34.60%
Fund Market	4.00	14.59	4.00	34.53
Index(a)	4.75	14.87	4.75	35.13
MSCI EAFE ESG Focus Index	4.66	14.82	4.66	35.02
MSCI EAFE Extended ESG Focus Index(b)	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

(a)

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index, which, effective as of June 1, 2018, replaced the MSCI EAFE ESG Focus Index as the underlying index of the Fund.

(b)	The inception date of the MSCI EAFE Extended ESG Focus Index was March 27, 2018. The cumulative total return of this index for the period March 27, 2018 through August 31, 2018 was -0.36%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$979.90	$1.00		$1,000.00	$1,024.20	$1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI EAFE ESG Optimized ETF

Portfolio Management Commentary

Corporate responsibility relating to the environment, society, and governance (“ESG”) has become an increasingly important consideration for shareholders and governments. In the E.U., member states are enacting laws and regulations to comply with a European Commission directive that specifies reporting requirements relating to social, environmental, and anti-corruption policies. Corporate governance was also a center of focus for European countries as the E.U. strengthened its shareholder rights initiative, and shareholder activism has increased. Shareholder activism related to corporate governance has also increased in Japan, due in part to government reforms aimed at improving corporate transparency.

Japanese companies were the largest contributors to the Index’s return, as steady economic growth, stimulative economic policies, and low interest rates favored stocks. Wage growth and strong domestic consumer spending also helped Japanese companies, despite the risk of increasing U.S. tariffs.

Stocks from the U.K. were also noteworthy contributors, as higher oil prices boosted stock prices despite tepid economic growth and uncertainty over the direction of Brexit negotiations. France contributed modestly to the Index’s return as labor reforms helped drive the unemployment rate down to its lowest level in nine years. On the downside, Italy detracted slightly from the Index’s performance on concerns over political uncertainty.

From a sector perspective, energy was the top contributor to the Index’s return. The oil, gas, and consumable fuels industry was the main source of strength, benefiting from a rise in the price of oil due to an improving global economy. The consumer discretionary sector, in particular the consumer durables industry, advanced on rising consumer spending in Europe and Japan. An increase in demand for healthcare goods and services from the rising number of elderly patients helped the healthcare sector, another solid contributor to the Index’s return.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely during the reporting period. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the Index held underweight positions in the healthcare, consumer discretionary, and consumer staples sectors and overweight positions in the materials and energy sectors. The underweight positions in the consumer staples and information technology sectors and the overweight position in the financials sector were the primary contributors to relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	19.7%
Industrials	14.7
Consumer Discretionary	11.6
Consumer Staples	10.8
Health Care	10.4
Materials	8.6
Information Technology	6.8
Energy	6.4
Telecommunication Services	4.1
Utilities	3.6
Real Estate	3.3

ALLOCATION BY COUNTRY
Country	Percent of Total Investments	(a)
Japan	23.9%
United Kingdom	16.9
France	11.3
Germany	9.4
Switzerland	8.3
Australia	6.9
Hong Kong	3.5
Netherlands	3.4
Spain	3.2
Sweden	2.9
Denmark	1.8
Italy	1.7
Singapore	1.3
Belgium	1.1
Norway	1.1
Finland	1.0
Other (each representing less than 1%)	2.3

(a) Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Global Impact ETF

Investment Objective

The iShares MSCI Global Impact ETF (the “Fund”) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Special note: Effective on or around October 23, 2018, the Fund will change its ticker symbol from MPCT to SDG.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.16%	10.42%	7.16%	26.46%
Fund Market	6.68	10.49	6.68	26.64
Index	7.39	10.80	7.39	27.39

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$1,001.60	$2.47		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Impact ETF

Portfolio Management Commentary

Shareholders are increasingly expecting companies to make a positive environmental and social impact through their business practices. Investor and consumer demand is prompting a shift towards more sustainable products, which reduce waste and promote reusability. National and local governments have also taken actions related to achieving the United Nations (“U.N.”) sustainable development goals. For example, Japan’s government developed an action plan to support companies in pursuit of the goals, while New York City is the first major city to report its progress in attaining the targets directly to the U.N.

U.S. stocks were the largest contributors to the Index’s return for the reporting period. Strong economic growth, increased consumer spending, and tax reform bolstered corporate earnings and state and municipal governments instituted more stringent regulations, setting goals aimed at lowering carbon emissions.

Stocks from the U.K. were also significant contributors. Companies in the publishing and specialty chemicals industries performed well despite tepid economic growth and uncertainty over Brexit negotiations. Strong stock performance in Belgium was driven by the specialty chemicals industry, which benefited from higher demand for materials used in electric vehicle (EV) battery production. Japanese companies were another source of strength, as steady economic growth, stimulative economic policies, and low interest rates favored stocks.

From a sector perspective, materials contributed the most to the Index’s performance. The ongoing shift toward “greener” engines drove returns of specialty chemicals manufacturers producing emissions control technology and EV battery components. Healthcare stocks advanced on higher demand for medical devices and medications by the rising elderly population. The information technology sector also performed well amid strong spending growth in cloud-based computing. On the downside, the utilities sector declined on poor performance from international waste and water companies.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCIACWI Index, while tracking it relatively closely. For the reporting period, the Index had 73.6% revenue exposure to sustainable impact themes compared to only 6.2% for the broader market. The positive-impact selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower sustainable impact attributes, respectively. Underweight positions in the information technology, energy, and consumer discretionary sectors, along with an overweight position in the industrials sector, detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Health Care	20.1%
Industrials	20.0
Consumer Staples	19.7
Information Technology	11.1
Utilities	9.5
Materials	8.0
Consumer Discretionary	7.1
Real Estate	4.5
Energy	0.0	(b)

ALLOCATION BY COUNTRY
Country	Percent of Total Investments	(a)
United States	31.3%
Japan	14.1
United Kingdom	10.8
France	10.2
China	7.4
Denmark	6.2
Belgium	4.1
Taiwan	3.6
Germany	3.2
Hong Kong	2.1
Sweden	1.5
South Korea	1.3
Spain	1.3
Other (each representing less than 1%)	2.9

(a) Excludes money market funds.

(b) Rounds to less than 0.1%.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI USA ESG Optimized ETF

Investment Objective

The iShares MSCI USA ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Special note: Effective on or around October 23, 2018, the Fund will change its name from iShares MSCI USA ESG Optimized ETF to iShares ESG MSCI USA ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	19.79%	19.81%	19.79%	37.21%
Fund Market	19.78	19.83	19.78	37.25
Index(a)	20.00	20.13	20.00	37.78
MSCI USA ESG Focus Index	19.92	20.09	19.92	37.68
MSCI USA Extended ESG Focus Index(b)	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/16. The first day of secondary market trading was 12/2/16.

(a)

Index performance through May 31, 2018 reflects the performance of the MSCI USA ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI USA Extended ESG Focus Index, which, effective as of June 1, 2018, replaced the MSCI USA ESG Focus Index as the underlying index of the Fund.

(b)	The inception date of the MSCI USA Extended ESG Focus Index was March 27, 2018. The cumulative total return of this index for the period March 27, 2018 through August 31, 2018 was 12.45%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$1,085.50	$0.79		$1,000.00	$1,024.40	$0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI USA ESG Optimized ETF

Portfolio Management Commentary

Environmental issues were a focus for many U.S. companies during the reporting period, as surveys increasingly show that shareholders want businesses to be drivers of positive environmental change. State and local governments pursued more stringent regulations and set goals aimed at lowering carbon emissions. Social responsibility is becoming more prominent for many U.S. corporations, as companies increasingly make corporate citizenship a part of their executive leadership and brand identities. In terms of corporate governance, investors continued to emphasize the importance of board quality and composition, with an eye towards diversity and investor stewardship.

From a sector perspective, information technology contributed the most to the Index’s return. Information technology companies posted strong earnings as business spending on technology products increased amid improving U.S. economic conditions. The software and services industry was the sector’s largest contributor, advancing on growing adoption of cloud-based computing and the move to platform-based subscription models.

The consumer discretionary sector was another meaningful contributor to the Index’s return. A steady increase in consumer spending and higher wages bolstered consumer-oriented stocks. Other notable contributors to the Index’s performance included the financials sector, where banks were helped by higher interest rates and tax reform, and healthcare stocks, which were supported by higher demand for healthcare goods and services from the increasing population of elderly patients.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI USA Index, while tracking it relatively closely during the reporting period. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the Index held underweight positions in the consumer discretionary and financials sectors and overweight positions in the information technology and industrials sectors. The overweight position in the information technology sector was the primary contributor to relative performance. Underweight positions in the financials and energy sectors also benefited relative return.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	28.0%
Health Care	13.8
Financials	13.0
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	6.3
Energy	5.4
Real Estate	3.2
Utilities	2.9
Materials	2.8
Telecommunication Services	1.9

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Apple Inc.	4.4%
Microsoft Corp.	3.7
Amazon. com Inc.	3.2
Alphabet Inc., Class C	1.8
Facebook Inc., Class A	1.5
JPMorgan Chase & Co.	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
Alphabet Inc., Class A	1.3
Bank of America Corp.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI USA Small-Cap ESG Optimized ETF

Investment Objective

The iShares MSCI USA Small-Cap ESG Optimized ETF (the “Fund”) seeks to track the investment results of an optimized index designed to produce investment results comparable to a capitalization weighted index of small-capitalization U.S. companies, while reflecting a higher allocation to those companies with favorable environmental, social and governance (“ESG”) profiles, as represented by the MSCI USA Small Cap Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

Special note: Effective on or around October 23, 2018, the Fund will change its name from iShares MSCI USA Small-Cap ESG Optimized ETF to iShares ESG MSCI USA Small-Cap ETF.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	13.16%
Fund Market	13.32
Index	13.31

For the fiscal period ended 8/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 4/10/18. The first day of secondary market trading was 4/12/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value		Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(04/01/18)	(a)	(08/31/18)	the Period	(b)	(03/01/18)	(08/31/18)	the Period	(b)	Ratio
$ 1,000.00		$1,131.60	$0.71		$1,000.00	$1,024.30	$0.87		0.17%

(a)	The beginning of the period (commencement of operations) is April 10, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (143 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

Portfolio Management Commentary

Environmental issues were a focus for many small-capitalization U.S. companies during the abbreviated reporting period, as surveys increasingly show that shareholders want businesses to be drivers of positive environmental change. Social responsibility is becoming more prominent for many U.S. corporations, as companies increasingly make corporate citizenship a part of their executive leadership and brand identities. In terms of corporate governance, investors continued to emphasize the importance of board quality and composition, with an eye towards diversity and investor stewardship. At the same time, state and local governments instituted more stringent regulations and set goals aimed at lowering carbon emissions.

From a sector perspective, healthcare was the largest contributor to the Index’s return. The healthcare equipment and services industry led the sector’s advance, driven by greater demand for medical devices from the increasing population of elderly patients. The information technology sector was another solid contributor to the Index’s performance. The sector’s earnings rose as business spending on technology products increased amid improving economic conditions in the U.S. Software and services companies drove the sector’s return, advancing on growing adoption of cloud-based computing and the move to platform-based subscription models.

Other meaningful contributors to the Index’s return included the industrials and consumer discretionary sectors. Industrials sector performance was led by the capital goods industry, where higher manufacturing output supported increased industrial production. Consumer discretionary stocks benefited from greater consumer spending as wages rose and unemployment remained low.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI USA Small Cap Index, while tracking it relatively closely during the reporting period. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the Index held underweight positions in the financials and materials sectors. The Index held overweight positions in the consumer discretionary and industrials sectors, which were the primary contributors to the Index’s relative performance.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Industrials	16.6%
Information Technology	16.3
Health Care	15.1
Financials	14.1
Consumer Discretionary	13.1
Real Estate	9.5
Energy	4.7
Materials	4.3
Utilities	3.0
Consumer Staples	2.9
Telecommunication Services	0.4

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Kilroy Realty Corp.	0.5%
FactSet Research Systems Inc.	0.5
Bright Horizons Family Solutions Inc.	0.5
Douglas Emmett Inc.	0.5
KAR Auction Services Inc.	0.5
Brandywine Realty Trust	0.5
Lamb Weston Holdings Inc.	0.4
International Bancshares Corp.	0.4
Bank of Hawaii Corp.	0.4
National Instruments Corp.	0.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
Alumina Ltd.	218,744	$455,604
Amcor Ltd./Australia	32,940	340,658
AMP Ltd.	131,738	318,212
APA Group	89,368	646,310
Aristocrat Leisure Ltd.	13,662	312,121
ASX Ltd.	8,984	439,473
Aurizon Holdings Ltd.	106,006	321,987
Australia & New Zealand Banking Group Ltd.	84,724	1,807,536
BlueScope Steel Ltd.	26,429	330,854
Brambles Ltd.	107,885	855,906
Caltex Australia Ltd.	16,630	363,330
Commonwealth Bank of Australia	49,751	2,563,210
CSL Ltd.	11,476	1,886,547
Dexus	66,961	519,129
GPT Group (The)	63,018	235,621
Healthscope Ltd.	204,336	323,629
Insurance Australia Group Ltd.	85,254	475,982
LendLease Group	36,583	542,101
Macquarie Group Ltd.	11,326	1,059,911
Mirvac Group	316,410	556,052
National Australia Bank Ltd.	60,703	1,245,455
Newcrest Mining Ltd.	31,050	435,410
Origin Energy Ltd.(a)	81,568	468,970
Ramsay Health Care Ltd.	8,111	326,729
Rio Tinto Ltd.	13,868	729,534
Santos Ltd.	76,286	374,053
Stockland	218,882	653,760
Sydney Airport	90,297	470,833
Tabcorp Holdings Ltd.	106,496	369,686
Telstra Corp. Ltd.	175,543	393,553
Transurban Group	133,008	1,160,068
Wesfarmers Ltd.	12,612	469,276
Westpac Banking Corp.	110,743	2,285,750
Woodside Petroleum Ltd.	41,753	1,113,318

		24,850,568
Austria — 0.3%
OMV AG	14,914	791,791
Voestalpine AG	8,240	370,451

		1,162,242
Belgium — 1.1%
Anheuser-Busch InBev SA/NV	22,579	2,118,729
KBC Group NV	13,010	926,392
UCB SA	4,441	406,961
Umicore SA	7,942	443,914

		3,895,996
Denmark — 1.8%
AP Moller - Maersk A/S, Class B, NVS	220	340,321
Carlsberg A/S, Class B	4,740	579,961
Chr Hansen Holding A/S	3,921	398,978
Coloplast A/S, Class B	4,909	526,632
Genmab A/S(a)	2,251	390,296
Novo Nordisk A/S, Class B	51,415	2,525,575
Novozymes A/S, Class B	6,952	381,906
Orsted A/S(b)	8,493	538,136
Pandora A/S	6,161	368,933
Vestas Wind Systems A/S	7,157	499,837

		6,550,575

Security	Shares	Value

Finland — 1.0%
Kone OYJ, Class B	6,264	$338,972
Neste OYJ	7,573	659,077
Nokia OYJ.	169,825	948,043
Stora Enso OYJ, Class R	19,222	358,619
UPM-Kymmene OYJ	19,233	742,936
Wartsila OYJ Abp	25,873	547,578

		3,595,225
France — 11.2%
Air Liquide SA	5,942	750,116
Airbus SE	12,520	1,547,891
Atos SE	5,386	646,714
AXA SA, NVS	68,844	1,741,774
BNP Paribas SA	25,946	1,526,917
Bouygues SA, NVS	7,027	310,930
Capgemini SE	4,846	624,444
Casino Guichard Perrachon SA, NVS(c)	10,041	319,055
Cie. de Saint-Gobain, NVS	15,293	659,512
Cie. Generale des Etablissements Michelin SCA, Class B, NVS	7,381	875,525
CNP Assurances, NVS	16,093	372,050
Credit Agricole SA	21,644	296,955
Danone SA, NVS	27,830	2,196,025
Dassault Systemes SE, NVS	2,808	456,088
Edenred, NVS	8,154	311,464
Engie SA	28,180	414,105
Essilor International Cie Generale d’Optique SA, NVS	9,105	1,316,792
Gecina SA	2,761	475,117
Getlink, NVS	24,568	310,146
Imerys SA, NVS	6,142	442,351
JCDecaux SA	11,686	385,873
Kering SA, NVS	2,600	1,415,746
L’Oreal SA	10,344	2,487,684
LVMH Moet Hennessy Louis Vuitton SE, NVS	6,528	2,292,649
Natixis SA	81,277	543,753
Orange SA, NVS	81,481	1,322,503
Pernod Ricard SA, NVS	6,752	1,068,409
Peugeot SA, NVS	28,783	793,690
Renault SA, NVS	7,602	656,293
Rexel SA	24,006	378,465
Safran SA	2,980	389,370
Sanofi, NVS	27,006	2,315,448
Schneider Electric SE, NVS	21,359	1,745,548
SES SA	17,416	350,153
Societe Generale SA, NVS	15,380	630,607
STMicroelectronics NV	25,139	517,857
Teleperformance, NVS	2,281	439,228
Thales SA, NVS	2,989	422,019
TOTAL SA, NVS	70,964	4,447,862
Unibail-Rodamco-Westfield	3,553	748,238
Valeo SA, NVS	9,641	438,709
Vivendi SA, NVS	24,108	626,910
Wendel SA, NVS	2,423	359,725

		40,370,710
Germany —9.4%
adidas AG	6,359	1,589,979
Allianz SE, Registered	15,779	3,371,421
BASF SE	28,701	2,661,136
Bayerische Motoren Werke AG	10,689	1,037,341
Beiersdorf AG	3,240	378,105

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued)	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Brenntag AG	6,464	$390,634
Commerzbank AG(a)	37,872	358,902
Continental AG	2,592	476,646
Covestro AG(b)	3,934	335,875
Daimler AG,Registered	19,382	1,256,088
Deutsche Bank AG, Registered	49,803	562,190
Deutsche Boerse AG	7,317	1,013,086
Deutsche Post AG, Registered	38,173	1,395,052
Deutsche Wohnen SE, Bearer	15,108	765,353
E.ON SE	56,933	608,097
Fraport AG Frankfurt Airport Services Worldwide	3,717	334,907
Fresenius Medical Care AG & Co. KGaA	2,862	290,570
Fresenius SE & Co. KGaA	6,016	460,435
HeidelbergCement AG	6,989	557,672
Henkel AG & Co. KGaA	9,076	1,015,336
Infineon Technologies AG	28,848	735,737
Linde AG	3,911	892,798
Merck KGaA	12,408	1,306,233
MTU Aero Engines AG	2,531	556,276
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	5,166	1,116,777
OSRAM Licht AG	7,802	351,122
ProSiebenSat.1 Media SE	13,456	355,236
Puma SE	660	362,453
QIAGEN NV(a)	8,640	335,255
RWE AG	15,541	395,091
SAP SE	34,145	4,116,584
Siemens AG,Registered	26,724	3,481,835
thyssenkrupp AG	15,994	370,505
Wirecard AG	2,402	534,631

		33,769,358
Hong Kong —3.5%
AIA Group Ltd.	286,000	2,466,868
BOC Hong Kong Holdings Ltd.	192,500	939,336
CLP Holdings Ltd.	82,500	969,642
Hang Seng Bank Ltd.	44,100	1,195,643
Hong Kong Exchanges & Clearing Ltd.	43,200	1,229,584
Hysan Development Co. Ltd.	110,000	564,092
Melco Resorts & Entertainment Ltd., ADR	14,763	352,540
MTR Corp. Ltd.	253,000	1,303,858
Sands China Ltd.	156,000	761,228
Shangri-La Asia Ltd.	224,000	345,322
Sun Hung Kai Properties Ltd.	56,000	831,199
Swire Pacific Ltd., Class A	56,000	633,210
Swire Properties Ltd.	154,800	608,439
Wharf Real Estate Investment Co. Ltd.	56,000	371,364

		12,572,325
Ireland — 0.6%
CRH PLC	36,582	1,217,732
Kerry Group PLC, Class A	5,147	588,373
Paddy Power Betfair PLC	3,885	354,835

		2,160,940
Israel — 0.5%
Bank Hapoalim BM	106,744	801,307
Bank Leumi Le-Israel BM	66,650	448,666
Teva Pharmaceutical Industries Ltd., ADR, NVS	22,726	520,653

		1,770,626
Italy —1.7%
Assicurazioni Generali SpA	41,169	687,127

Security	Shares	Value

Italy (continued)
CNH Industrial NV	51,361	$615,513
Enel SpA	238,903	1,184,125
Fiat Chrysler Automobiles NV(a)	20,833	352,922
Intesa Sanpaolo SpA	758,620	1,877,846
Snam SpA.	97,110	399,524
Terna Rete Elettrica Nazionale SpA	72,063	379,484
UniCredit SpA	48,541	702,240

		6,198,781
Japan — 23.8%
Aeon Co. Ltd.	38,800	842,063
AEON Financial Service Co. Ltd.	16,800	344,681
Ajinomoto Co. Inc.	22,400	380,993
Alfresa Holdings Corp.	16,800	422,254
ANA Holdings Inc.	11,100	385,299
Asahi Kasei Corp.	61,600	905,515
Asics Corp.	22,400	335,742
Astellas Pharma Inc.	77,000	1,306,886
Benesse Holdings Inc.	11,200	350,994
Bridgestone Corp.	16,600	612,741
Central Japan Railway Co.	5,500	1,106,845
Chugai Pharmaceutical Co. Ltd.	11,200	650,476
Daifuku Co. Ltd.	5,700	296,605
Dai-ichi Life Holdings Inc.	16,800	320,743
Daiichi Sankyo Co. Ltd.	16,800	657,243
Daikin Industries Ltd.	11,000	1,405,691
Daiwa House Industry Co. Ltd.	28,100	858,826
Denso Corp.	22,100	1,067,281
East Japan Railway Co.	5,500	498,737
Eisai Co. Ltd.	11,000	997,971
FANUC Corp .	2,875	564,577
Fast Retailing Co. Ltd.	1,100	513,965
Fujitsu Ltd.	110,000	806,610
Hankyu Hanshin Holdings Inc.	11,200	400,487
Hitachi Chemical Co. Ltd.	16,800	353,317
Hitachi Construction Machinery Co. Ltd.	11,200	335,338
Hitachi Ltd.	110,000	719,710
Hitachi Metals Ltd.	33,600	389,073
Honda Motor Co. Ltd.	60,500	1,796,149
Hoya Corp.	5,600	328,117
Idemitsu Kosan Co. Ltd.	5,600	283,321
Inpex Corp.	93,600	1,025,603
JFE Holdings Inc.	16,800	368,392
JXTG Holdings Inc.	140,200	989,245
Kajima Corp.	56,000	404,022
Kansai Paint Co. Ltd.	16,900	334,845
Kao Corp.	11,100	863,395
Kawasaki Heavy Industries Ltd.	11,200	307,057
KDDI Corp.	66,100	1,753,169
Keio Corp.	5,600	278,270
Keyence Corp.	1,900	1,077,612
Kirin Holdings Co. Ltd.	22,400	555,025
Komatsu Ltd.	33,600	957,836
Konica Minolta Inc.	39,200	399,830
Kubota Corp.	33,600	526,188
Kuraray Co. Ltd.	33,200	482,648
Kyocera Corp.	12,400	783,911
Kyowa Hakko Kirin Co. Ltd.	17,100	303,801
Kyushu Railway Co.	16,800	506,038
Lawson Inc.	5,600	329,278
Mitsubishi Chemical Holdings Corp.	55,700	500,313

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Corp.	16,800	$480,433
Mitsubishi Electric Corp.	56,000	757,542
Mitsubishi Estate Co. Ltd.	22,400	372,609
Mitsubishi Heavy Industries Ltd.	11,200	416,749
Mitsubishi UFJ Financial Group Inc.	299,500	1,811,828
Mitsui Fudosan Co. Ltd.	22,400	514,017
Mizuho Financial Group Inc.	845,700	1,487,993
MS&AD Insurance Group Holdings Inc.	11,200	344,934
Murata Manufacturing Co. Ltd.	5,600	968,896
NEC Corp.	11,000	304,550
NGK Insulators Ltd.	22,500	367,272
NGK Spark Plug Co. Ltd.	16,800	478,766
Nidec Corp.	5,500	798,823
Nintendo Co. Ltd.	2,608	944,558
Nippon Express Co. Ltd.	5,600	351,499
Nippon Steel &Sumitomo Metal Corp.	28,000	564,495
Nippon Telegraph & Telephone Corp.	16,500	736,574
Nitori Holdings Co. Ltd.	1,000	152,140
Nitto Denko Corp.	5,500	427,957
Nomura Holdings Inc.	77,000	353,109
Nomura Research Institute Ltd.	5,790	288,756
NTT DOCOMO Inc.	77,000	2,003,382
Obayashi Corp.	39,200	368,014
Odakyu Electric Railway Co. Ltd.	16,800	364,075
Omron Corp.	16,600	744,781
Ono Pharmaceutical Co. Ltd.	16,800	442,404
Oriental Land Co. Ltd./Japan	5,600	601,236
ORIX Corp.	50,200	809,013
Osaka Gas Co. Ltd.	51,300	960,212
Otsuka Holdings Co. Ltd.	11,200	526,340
Panasonic Corp.	78,400	937,887
Rakuten Inc.	55,000	421,558
Recruit Holdings Co. Ltd.	33,800	1,032,426
Resona Holdings Inc.	84,000	477,175
Rohm Co. Ltd.	5,600	506,543
Santen Pharmaceutical Co. Ltd.	22,000	339,667
Sekisui Chemical Co. Ltd.	44,100	768,374
Sekisui House Ltd.	44,000	719,610
Seven & i Holdings Co. Ltd.	11,200	457,050
Shimadzu Corp.	16,800	499,220
Shimizu Corp.	55,800	489,134
Shin-Etsu Chemical Co. Ltd.	6,800	639,311
Shionogi & Co. Ltd.	11,200	652,092
Shiseido Co. Ltd.	5,600	395,134
Showa Denko KK	5,500	262,389
Showa Shell Sekiyu KK	22,600	456,749
SoftBank Group Corp.(c)	22,000	2,043,559
Sohgo Security Services Co. Ltd.	11,100	489,507
Sompo Holdings Inc.	11,400	487,727
Sony Corp.	38,500	2,204,067
Stanley Electric Co. Ltd.	11,200	388,366
Subaru Corp.	11,200	333,419
Sumitomo Chemical Co. Ltd.	112,000	637,345
Sumitomo Corp.	16,800	273,245
Sumitomo Dainippon Pharma Co. Ltd.	22,600	482,022
Sumitomo Metal Mining Co. Ltd.	11,000	356,135
Sumitomo Mitsui Financial Group Inc.	39,200	1,548,769
Sumitomo Mitsui Trust Holdings Inc.	22,500	905,195
Suntory Beverage & Food Ltd.	11,000	451,865
Sysmex Corp.	5,600	486,847

Security	Shares	Value

Japan (continued)
T&D Holdings Inc.	22,000	$335,203
Taisei Corp.	5,600	250,999
Takeda Pharmaceutical Co. Ltd.	22,400	939,958
TDK Corp.	5,500	619,516
Teijin Ltd.	28,000	555,783
THK Co. Ltd.	16,600	445,521
Tokio Marine Holdings Inc..	22,000	1,039,040
Tokyo Electron Ltd.	5,600	953,240
Tokyo Gas Co. Ltd.	22,400	531,895
Tokyu Corp.	44,200	730,256
Toray Industries Inc.	78,400	589,458
Toyo Suisan Kaisha Ltd.	11,000	406,232
Toyota Motor Corp.	52,200	3,262,353
West Japan Railway Co.	5,600	376,549
Yamaha Corp.	6,400	306,480
Yamaha Motor Co. Ltd.	16,600	421,718
Yaskawa Electric Corp.	12,800	430,572
Yokogawa Electric Corp.	22,400	460,383

		85,525,228
Netherlands — 3.4%
Aegon NV	55,078	331,054
Akzo Nobel NV	8,892	833,047
ASML Holding NV	11,665	2,383,825
Heineken NV	6,604	654,195
ING Groep NV	84,947	1,155,390
Koninklijke Ahold Delhaize NV	26,935	656,862
Koninklijke DSM NV	7,118	748,508
Koninklijke Philips NV	19,100	855,357
Koninklijke Vopak NV(c)	8,935	461,577
NXP Semiconductors NV(a)	6,034	562,007
Randstad NV	5,697	357,672
RELX NV	42,190	936,600
Unilever NV, CVA	32,931	1,898,327
Wolters Kluwer NV	7,054	448,120

		12,282,541
New Zealand — 0.3%
Auckland International Airport Ltd.	90,890	430,883
Fletcher Building Ltd.	79,066	333,647
Ryman Healthcare Ltd.	45,414	424,563

		1,189,093
Norway —1.1%
Equinor ASA	85,119	2,189,376
Norsk Hydro ASA	82,459	456,632
Orkla ASA	60,861	502,160
Telenor ASA	31,037	586,766

		3,734,934
Portugal — 0.4%
EDP - Energias de Portugal SA	90,120	352,836
Galp Energia SGPS SA	57,322	1,165,146

		1,517,982
Singapore — 1.3%
CapitaLand Ltd.	184,400	461,656
City Developments Ltd.	78,200	529,686
DBS Group Holdings Ltd.	68,000	1,238,349
Keppel Corp. Ltd.	112,000	533,820
Oversea-Chinese Banking Corp. Ltd.	60,500	498,996
Singapore Airlines Ltd.	50,900	364,089
Singapore Telecommunications Ltd.	258,800	610,141

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
United Overseas Bank Ltd.	22,100	$436,500

		4,673,237
Spain — 3.2%
Amadeus IT Group SA	13,624	1,266,853
Banco Bilbao Vizcaya Argentaria SA	278,488	1,739,991
Banco Santander SA	243,797	1,216,324
Enagas SA	3,480	96,973
Ferrovial SA	20,500	444,239
Iberdrola SA	236,186	1,764,781
Industria de Diseno Textil SA	36,871	1,117,529
Naturgy Energy Group SA	22,473	604,788
Red Electrica Corp. SA	22,074	464,864
Repsol SA	117,088	2,256,681
Telefonica SA	74,309	604,085

		11,577,108
Sweden — 2.8%
Assa Abloy AB, Class B	24,806	506,087
Atlas Copco AB, Class A	19,703	562,207
Atlas Copco AB, Class B	12,598	333,411
Boliden AB	25,442	666,650
Essity AB, Class B	32,807	851,015
Hennes & Mauritz AB, Class B	32,071	432,530
Investor AB, Class B	5,238	236,604
Kinnevik AB, Class B	11,636	382,583
Lundin Petroleum AB	15,211	528,929
Modern Times Group MTG AB(a)(d)	10,581	521
Nordea Bank AB	41,212	445,660
Sandvik AB	27,798	486,958
Skandinaviska Enskilda Banken AB, Class A	61,908	661,331
Skanska AB, Class B	17,497	328,819
SKF AB, Class B	17,876	343,865
Svenska Handelsbanken AB, Class A	23,760	288,274
Swedbank AB, Class A	28,801	670,813
Tele2 AB, Class B	27,088	334,433
Telefonaktiebolaget LM Ericsson, Class B	94,525	798,084
Telia Co. AB	135,426	601,205
Volvo AB, Class B	40,980	706,440

		10,166,419
Switzerland — 8.2%
ABB Ltd., Registered	55,406	1,309,096
Adecco Group AG, Registered	7,288	447,484
Barry Callebaut AG, Registered	338	603,933
Chocoladefabriken Lindt & Spruengli AG, Registered	2	176,610
Clariant AG, Registered	15,831	396,471
Coca-Cola HBC AG	19,002	651,529
Credit Suisse Group AG, Registered	59,007	885,624
Geberit AG, Registered	1,327	604,841
Givaudan SA, Registered	504	1,228,862
Julius Baer Group Ltd.	6,264	333,700
Kuehne + Nagel International AG, Registered	5,804	939,227
LafargeHolcim Ltd., Registered	10,220	498,794
Lonza Group AG, Registered	3,622	1,168,133
Nestle SA, Registered	87,823	7,390,172
Roche Holding AG,NVS	18,658	4,645,690
SGS SA, Registered	168	443,495
Sika AG, Registered	3,328	494,503
Sonova Holding AG, Registered	2,352	447,247
Swatch Group AG (The), Registered	4,538	368,586
Swiss Re AG	18,206	1,640,818

Security	Shares	Value

Switzerland (continued)
Swisscom AG,Registered	2,261	$1,012,085
UBS Group AG,Registered	109,352	1,711,346
Vifor Pharma AG	2,242	414,159
Zurich Insurance Group AG	5,684	1,734,998

		29,547,403
United Kingdom — 16.8%
3i Group PLC	40,868	476,151
Anglo American PLC	35,773	716,781
Antofagasta PLC	33,338	349,075
Ashtead Group PLC	17,053	523,528
Associated British Foods PLC	12,287	365,554
AstraZeneca PLC	39,341	2,963,183
Aviva PLC	151,200	953,132
BAE Systems PLC	76,731	604,370
Barclays PLC	365,227	834,054
Barratt Developments PLC	56,989	401,467
Berkeley Group Holdings PLC	8,362	395,940
BP PLC	622,425	4,427,638
British Land Co. PLC (The)	81,734	675,222
BT Group PLC	258,754	730,981
Burberry Group PLC	13,621	395,859
Centrica PLC	176,148	328,083
Coca-Cola European Partners PLC	17,567	749,057
Compass Group PLC	37,701	812,696
Croda International PLC	13,946	924,442
DCC PLC	5,561	502,701
Diageo PLC	92,347	3,234,154
easyJet PLC	16,193	320,964
Experian PLC .	14,314	357,209
Ferguson PLC	13,018	1,045,834
GlaxoSmithKline PLC	129,622	2,628,902
Glencore PLC	257,849	1,050,829
Hammerson PLC	56,942	348,663
HSBC Holdings PLC	446,750	3,884,055
Informa PLC	50,004	495,504
InterContinental Hotels Group PLC	9,504	587,377
Intertek Group PLC	6,788	452,957
Investec PLC	55,532	365,508
ITV PLC	186,374	389,158
J Sainsbury PLC	163,845	690,408
John Wood Group PLC	52,173	487,296
Johnson Matthey PLC	9,900	449,848
Kingfisher PLC	140,175	498,296
Legal & General Group PLC	187,778	620,656
Lloyds Banking Group PLC.	753,161	580,500
London Stock Exchange Group PLC	7,280	437,531
Marks &Spencer Group PLC	136,879	536,572
Mediclinic International PLC	60,152	385,518
Meggitt PLC	53,095	371,413
Merlin Entertainments PLC(b)	71,733	346,741
Micro Focus International PLC	22,070	374,345
Mondi PLC	14,482	403,753
National Grid PLC	151,203	1,591,861
Next PLC	5,173	369,798
Pearson PLC	28,893	344,517
Prudential PLC	56,871	1,282,478
Reckitt Benckiser Group PLC	17,238	1,469,549
RELX PLC	59,412	1,320,474
Rio Tinto PLC	34,041	1,618,916
Rolls-Royce Holdings PLC	35,001	457,200

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Royal Mail PLC	55,861	$325,272
Schroders PLC	21,963	877,802
Segro PLC	85,719	733,322
Shire PLC	22,125	1,293,632
Sky PLC	30,883	618,359
SSE PLC	48,587	791,281
Standard Chartered PLC	97,297	793,042
Standard Life Aberdeen PLC	79,150	326,011
Taylor Wimpey PLC	154,734	336,567
Tesco PLC	243,365	779,713
Travis Perkins PLC	24,645	368,532
Unilever PLC	31,682	1,808,567
United Utilities Group PLC	31,312	301,815
Vodafone Group PLC	804,049	1,719,127
Whitbread PLC	6,640	396,650
Wm Morrison Supermarkets PLC	107,775	368,762
WPP PLC	47,633	791,532

		60,558,684

Total Common Stocks — 99.3% (Cost: $345,799,011)		357,669,975

Preferred Stocks

Germany — 0.1%
Bayerische Motoren Werke AG,Preference Shares, NVS	1,767	148,539
Sartorius AG,Preference Shares, NVS	2,294	417,442

		565,981
Italy — 0.1%

Telecom Italia SpA/Milano, Preference Shares, NVS	494,958	275,791

Total Preferred Stocks — 0.2% (Cost: $831,369)		841,772

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	318,295	$318,391
BlackRock Cash Funds: Treasury,SL Agency Shares, 1.89%(e)(f)	196,954	196,954

		515,345

Total Short-Term Investments — 0.1% (Cost: $515,281)		515,345

Total Investments in Securities — 99.6% (Cost: $347,145,661)		359,027,092

Other Assets, Less Liabilities — 0.4%		1,281,600

Net Assets — 100.0%		$360,308,692

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	121,610	196,685	318,295	$318,391	$7,021	(b)	$(47)	$63
BlackRock Cash Funds: Treasury,SL Agency Shares	11,692	185,262	196,954	196,954	2,228		—	—

				$515,345	$9,249		$(47)	$63

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	iShares® MSCI EAFE ESG Optimized ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$356,509,386	$1,160,068	$521	$357,669,975
Preferred Stocks	841,772	—	—	841,772
Money Market Funds	515,345	—	—	515,345

	$357,866,503	$1,160,068	$521	$359,027,092

See notes to financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares MSCI Global Impact ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.7%
CSL Ltd.	1,378	$226,530
GPT Group (The)	12,246	45,787

		272,317
Belgium — 4.1%
Umicore SA	27,872	1,557,892

Canada — 0.1%
First Capital Realty Inc.	2,873	45,036

China — 7.4%
3SBio Inc.(a)	7,000	13,360
Beijing Enterprises Water Group Ltd.	780,000	425,333
BYD Co. Ltd., Class H	52,000	309,062
China Everbright International Ltd.	169,000	142,324
China Longyuan Power Group Corp. Ltd., Class H	260,000	218,961
China Medical System Holdings Ltd.	12,000	19,875
China Mengniu Dairy Co. Ltd.	78,000	225,089
China Vanke Co. Ltd., Class H	98,800	342,387
GCL-Poly Energy Holdings Ltd.(b)	4,836,000	326,553
Huaneng Renewables Corp. Ltd., Class H	468,000	149,662
New Oriental Education & Technology Group Inc., ADR	3,640	286,104
Shui On Land Ltd.	585,000	139,376
Sino Biopharmaceutical Ltd.	42,000	53,190
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	70,200	75,129
Xinyi Solar Holdings Ltd.	260,000	77,514

		2,803,919
Denmark — 6.1%
Genmab A/S(b)	104	18,032
H Lundbeck A/S	715	42,046
Novo Nordisk A/S, Class B	14,560	715,207
Vestas Wind Systems A/S	22,217	1,551,612

		2,326,897
France — 10.2%
Covivio	504	52,806
Danone SA, NVS	10,387	819,623
Gecina SA	247	42,504
Ipsen SA, NVS	212	37,776
Klepierre SA	2,834	101,889
Suez	89,882	1,302,515
Veolia Environnement SA, NVS	70,694	1,493,704

		3,850,817
Germany — 3.2%
KION Group AG	5,343	365,659
OSRAM Licht AG	9,412	423,579
Vonovia SE	8,307	427,105

		1,216,343
Hong Kong — 2.1%
Swire Properties Ltd.	10,200	40,091
WH Group Ltd.(a)	981,500	740,292

		780,383
India — 0.3%
Godrej Consumer Products Ltd.	840	17,199
Hindustan Unilever Ltd.	2,106	52,856
Marico Ltd.	2,145	11,173
Nestle India Ltd.	90	14,697

		95,925

Security	Shares	Value

Indonesia — 0.1%
Indofood CBP Sukses Makmur Tbk PT	35,600	$20,966
Unilever Indonesia Tbk PT	5,600	16,671

		37,637
Japan — 14.0%
Central Japan Railway Co.	5,900	1,187,343
Chugai Pharmaceutical Co. Ltd.	1,400	81,309
Daiichi Sankyo Co. Ltd.	7,000	273,851
East Japan Railway Co.	16,900	1,532,484
Japan Retail Fund Investment Corp.	28	50,755
Kyowa Hakko Kirin Co. Ltd.	2,800	49,745
NH Foods Ltd.	14,000	511,972
Nippon Prologis REIT Inc.	14	27,335
Nisshin Seifun Group Inc.	6,500	130,311
Nissin Foods Holdings Co. Ltd.	1,500	95,910
Ono Pharmaceutical Co. Ltd.	2,800	73,734
Shionogi & Co. Ltd.	1,500	87,334
Sysmex Corp.	1,400	121,712
Terumo Corp.	1,700	93,980
TOTO Ltd.	7,800	330,613
Toyo Suisan Kaisha Ltd.	4,200	155,107
Unicharm Corp.	5,200	170,324
Yokogawa Electric Corp.	16,900	347,343

		5,321,162
Mexico — 0.3%
Gruma SAB de CV, Series B	4,615	58,422
Kimberly-Clark de Mexico SAB de CV, Series A	29,900	52,480

		110,902
Norway —0.5%
Marine Harvest ASA	9,230	199,937

Singapore — 0.2%
CapitaLand Commercial Trust	20,895	26,995
CapitaLand Mall Trust	31,000	48,421

		75,416
South Africa — 0.1%
Pioneer Foods Group Ltd.	5,668	40,814

South Korea — 1.3%
Samsung SDI Co. Ltd.	2,301	487,837

Spain — 1.3%
Siemens Gamesa Renewable Energy SA(c)	32,410	484,749

Sweden — 1.5%
Essity AB, Class B	21,450	556,414

Switzerland — 0.6%
Geberit AG,Registered	494	225,163

Taiwan — 3.6%
Innolux Corp.	2,626,000	978,925
Standard Foods Corp.	12,000	20,316
Uni-President Enterprises Corp.	143,000	361,283

		1,360,524
Thailand — 0.0%
Energy Absolute PCL, NVDR	9,800	11,603

United Kingdom — 10.7%
Barratt Developments PLC	70,720	498,197
Berkeley Group Holdings PLC	6,708	317,623
Johnson Matthey PLC	31,837	1,446,649

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® MSCI Global Impact ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Pearson PLC	72,501	$864,495
Shire PLC	9,516	556,393
Taylor Wimpey PLC	178,841	389,003

		4,072,360
United States — 31.1%
AbbVie Inc.	14,794	1,419,928
ABIOMED Inc.(b)	78	31,713
Acuity Brands Inc.(c)	2,223	339,763
Akamai Technologies Inc.(b)	5,317	399,519
Amgen Inc.	4,706	940,306
Arista Networks Inc.(b)	663	198,224
BioMarin Pharmaceutical Inc.(b)	767	76,685
Cadence Design Systems Inc.(b)	6,864	322,882
Celgene Corp.(b)	8,385	791,963
Citrix Systems Inc.(b)	3,822	435,784
Cognex Corp.	2,132	114,702
Colgate-Palmolive Co.	6,760	448,932
Digital Realty Trust Inc.	2,470	306,972
Edwards Lifesciences Corp.(b)	1,066	153,760
Gilead Sciences Inc.	18,668	1,413,728
Hormel Foods Corp.	6,084	238,189
Incyte Corp.(b)	1,066	78,788
Jazz Pharmaceuticals PLC(b)	533	91,100
Kimberly-Clark Corp.	8,502	982,321
Procter & Gamble Co. (The)	17,836	1,479,496
Rockwell Automation Inc.	3,042	550,480
ServiceNow Inc.(b)	1,521	298,663
Vertex Pharmaceuticals Inc.(b)	767	141,435
VMware Inc., Class A(b)	1,287	197,246
Xylem Inc./NY	4,615	350,325

		11,802,904

Total Common Stocks — 99.5% (Cost: $35,582,116)		37,736,951

Security	Shares	Value

Rights

China — 0.0%
China Everbright International Ltd., NVS
(Expires 09/13/18)(b)	40,000	$3,109

Total Rights — 0.0% (Cost: $0)		3,109

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	482,597	482,741

Total Short-Term Investments — 1.3% (Cost: $482,706)		482,741

Total Investments in Securities — 100.8% (Cost: $36,064,822)		38,222,801

Other Assets, Less Liabilities — (0.8)%		(294,340)

Net Assets — 100.0%		$37,928,461

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SLAgency Shares	480,537	2,060	482,597	$482,741	$5,790	(b)	$(222)	$27
BlackRock Cash Funds: Treasury, SLAgency Shares	8,389	(8,389)	—	—	480		—	—

				$482,741	$6,270		$(222)	$27

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Impact ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$37,736,951	$—	$—	$37,736,951
Rights	—	3,109	—	3,109
Money Market Funds	482,741	—	—	482,741

	$38,219,692	$3,109	$—	$38,222,801

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments	iShares® MSCI USA ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
Harris Corp.	954	$155,035
Huntington Ingalls Industries Inc.	440	107,567
Raytheon Co.	3,016	601,511
Rockwell Collins Inc.	4,093	556,443
Spirit AeroSystems Holdings Inc., Class A	1,115	95,332
United Technologies Corp.	4,141	545,370

		2,061,258
Air Freight & Logistics — 0.5%
Expeditors International of Washington Inc.	1,909	139,892
United Parcel Service Inc., Class B	3,257	400,220

		540,112
Airlines — 0.1%
Delta Air Lines Inc.	2,392	139,884

Automobiles — 0.2%
Tesla Inc.(a)(b)	737	222,323

Banks — 5.5%
Bank of America Corp.	38,028	1,176,206
BB&T Corp.	5,007	258,662
Citigroup Inc.	11,085	789,695
Citizens Financial Group Inc.	3,260	134,182
Comerica Inc.	1,742	169,810
JPMorgan Chase & Co.	13,100	1,500,998
KeyCorp.	11,532	242,979
M&T Bank Corp.	550	97,432
People’s United Financial Inc.	10,874	201,278
PNC Financial Services Group Inc. (The)(c)	3,164	454,161
Regions Financial Corp.	4,982	96,950
SVB Financial Group(a)	394	127,163
U.S. Bancorp	3,700	200,207

		5,449,723
Beverages — 2.0%
Coca-Cola Co. (The)	19,257	858,285
Molson Coors Brewing Co., Class B	2,027	135,282
PepsiCo Inc.	8,523	954,661

		1,948,228
Biotechnology —2.7%
AbbVie Inc.	6,258	600,643
Amgen Inc.	2,635	526,499
Biogen Inc.(a)	1,025	362,327
Celgene Corp.(a)	2,853	269,466
Gilead Sciences Inc.	6,526	494,214
Incyte Corp.(a)	1,398	103,326
Vertex Pharmaceuticals Inc.(a)	1,540	283,976

		2,640,451
Building Products — 0.8%
Allegion PLC	1,538	134,144
Johnson Controls International PLC	9,433	356,284
Lennox International Inc.	558	124,328
Masco Corp.	2,480	94,166
Owens Corning	1,869	105,823

		814,745
Capital Markets — 3.4%
Ameriprise Financial Inc.	939	133,300
Bank of New York Mellon Corp. (The)	7,643	398,582
BlackRock Inc.(c)	1,066	510,678

Security	Shares	Value

Capital Markets (continued)
Charles Schwab Corp. (The)	3,076	$156,230
CME Group Inc.	1,441	251,786
Franklin Resources Inc.	3,020	95,855
Goldman Sachs Group Inc. (The)	1,583	376,453
Moody’s Corp.	1,079	192,084
Morgan Stanley	7,516	367,006
Northern Trust Corp.	3,318	356,552
S&P Global Inc.	859	177,856
State Street Corp.	2,534	220,230
T Rowe Price Group Inc.	1,186	137,446

		3,374,058
Chemicals — 2.3%
Axalta Coating Systems Ltd.(a)	4,665	142,283
DowDuPont Inc.	9,000	631,170
Ecolab Inc.	5,084	765,040
International Flavors & Fragrances Inc.	1,555	202,601
Mosaic Co. (The)	5,215	163,073
PPG Industries Inc.	981	108,440
Praxair Inc.	860	136,043
Sherwin-Williams Co. (The)	355	161,731

		2,310,381
Commercial Services & Supplies — 0.2%
Copart Inc.(a)	2,409	154,923
Communications Equipment — 1.2%
Cisco Systems Inc .	20,867	996,816
Motorola Solutions Inc.	1,677	215,260

		1,212,076
Construction & Engineering —0.1%
Fluor Corp.	2,281	130,952

Consumer Finance — 0.9%
Ally Financial Inc.	3,524	94,725
American Express Co.	5,987	634,502
Capital One Financial Corp.	1,305	129,313

		858,540
Containers & Packaging —0.3%
Ball Corp.	3,729	156,170
WestRock Co.	1,897	104,487

		260,657
Distributors — 0.1%
LKQ Corp.(a)	3,040	104,941

Diversified Financial Services — 0.9%
Berkshire Hathaway Inc., Class B(a)	3,815	796,267
Voya Financial Inc.	1,921	96,184

		892,451
Diversified Telecommunication Services — 1.9%
AT&T Inc.	29,314	936,289
CenturyLink Inc.	5,445	116,305
Verizon Communications Inc.	15,754	856,545

		1,909,139
Electric Utilities — 2.1%
American Electric Power Co. Inc.	2,281	163,616
Eversource Energy	5,110	319,017
Exelon Corp.	7,745	338,534
NextEra Energy Inc.	4,000	680,400
Southern Co. (The)	3,947	172,800

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy Inc.	8,356	$401,506

		2,075,873
Electrical Equipment — 0.3%
Acuity Brands Inc.	657	100,416
Eaton Corp. PLC	1,255	104,340
Rockwell Automation Inc.	728	131,739

		336,495
Electronic Equipment, Instruments & Components — 1.0%
Corning Inc.	4,375	146,606
FLIR Systems Inc.	1,586	99,506
Keysight Technologies Inc.(a)	2,702	175,333
TE Connectivity Ltd.	3,952	362,319
Trimble Inc.(a)	4,558	191,892

		975,656
Energy Equipment & Services — 0.9%
Baker Hughes a GE Co.	5,628	185,555
National Oilwell Varco Inc.	3,925	184,750
Schlumberger Ltd.	4,744	299,631
TechnipFMC PLC	5,542	169,751

		839,687
Equity Real Estate Investment Trusts (REITs) —2.8%
American Tower Corp.	2,813	419,475
Boston Properties Inc.	2,105	274,597
Crown Castle International Corp.	989	112,776
Equinix Inc.	580	252,955
HCP Inc.	5,394	145,800
Host Hotels & Resorts Inc.	8,504	183,091
Iron Mountain Inc.	5,511	198,947
Liberty Property Trust	5,721	250,294
Prologis Inc.	7,073	475,164
SBA Communications Corp.(a)	664	103,073
UDR Inc.	3,253	130,022
Weyerhaeuser Co.	7,346	254,980

		2,801,174
Food & Staples Retailing —0.7%
Costco Wholesale Corp.	1,461	340,603
Kroger Co. (The)	4,197	132,205
Walgreens Boots Alliance Inc.	3,237	221,929

		694,737
Food Products — 1.7%
Archer-Daniels-Midland Co.	2,357	118,793
Bunge Ltd.	2,901	188,507
Campbell Soup Co.	2,928	115,509
General Mills Inc.	5,804	267,042
Hormel Foods Corp.	2,531	99,089
Kellogg Co.	4,317	309,917
Kraft Heinz Co. (The)	3,025	176,267
McCormick & Co. Inc./MD, NVS	1,677	209,424
Mondelez International Inc., Class A	5,628	240,428

		1,724,976
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	2,971	198,582
ABIOMED Inc.(a)	300	121,974
Align Technology Inc.(a)	478	184,742
Becton Dickinson and Co.	1,975	517,193
Cooper Companies Inc. (The)	389	99,498
Edwards Lifesciences Corp.(a)	1,636	235,977
Hologic Inc.(a)	2,530	100,593

Security	Shares	Value

Health Care Equipment & Supplies (continued)
IDEXX Laboratories Inc.(a)	764	$194,087
Medtronic PLC	2,971	286,434
ResMed Inc.	1,311	146,058

		2,085,138
Health Care Providers & Services — 3.4%
Aetna Inc.	491	98,333
AmerisourceBergen Corp.	1,106	99,507
Anthem Inc.	371	98,215
Cardinal Health Inc.	4,388	229,010
Centene Corp.(a)	707	103,561
Cigna Corp.	1,297	244,277
CVS Health Corp.	4,598	345,954
DaVita Inc.(a)	1,347	93,334
Express Scripts Holding Co.(a)	1,213	106,768
HCA Healthcare Inc.	1,539	206,395
Henry Schein Inc.(a)	2,913	226,282
Humana Inc.	617	205,621
Laboratory Corp. of America Holdings(a)	692	119,626
Quest Diagnostics Inc.	2,299	252,844
UnitedHealth Group Inc.	3,296	884,844

		3,314,571
Hotels, Restaurants & Leisure — 1.6%
Hilton Worldwide Holdings Inc.	3,545	275,163
Marriott International Inc./MD, Class A	2,238	283,040
McDonald’s Corp.	2,057	333,707
MGM Resorts International	3,356	97,291
Royal Caribbean Cruises Ltd.	822	100,761
Starbucks Corp.	5,483	293,066
Vail Resorts Inc.	542	161,543

		1,544,571
Household Durables — 0.2%
Mohawk Industries Inc.(a)	756	144,842
Newell Brands Inc.	4,541	98,631

		243,473
Household Products — 1.8%
Clorox Co. (The)	1,269	183,979
Colgate-Palmolive Co.	4,897	325,210
Kimberly-Clark Corp.	1,869	215,944
Procter & Gamble Co. (The)	12,305	1,020,700

		1,745,833
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp./VA	6,969	93,803

Industrial Conglomerates — 2.3%
3M Co.	4,231	892,403
General Electric Co.	41,769	540,491
Honeywell International Inc.	5,007	796,413

		2,229,307
Insurance — 2.3%
Allstate Corp. (The)	2,549	256,353
American International Group Inc.	3,804	202,259
Chubb Ltd.	1,904	257,497
Marsh & McLennan Companies Inc.	4,765	403,262
Principal Financial Group Inc.	2,207	121,804
Progressive Corp. (The)	3,045	205,629
Prudential Financial Inc.	3,610	354,682
Travelers Companies Inc. (The)	2,730	359,268

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® MSCI USA ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC	656	$96,609

		2,257,363
Internet & Direct Marketing Retail — 4.2%
Amazon.com Inc.(a)	1,560	3,139,828
Booking Holdings Inc.(a)	192	374,698
Netflix Inc.(a)	1,649	606,304

		4,120,830
Internet Software & Services — 4.9%
Alphabet Inc., Class A(a)	1,004	1,236,727
Alphabet Inc., Class C, NVS(a)	1,454	1,771,248
eBay Inc.(a)	2,819	97,566
Facebook Inc., Class A(a)	8,659	1,521,646
MercadoLibre Inc.(b)	296	101,354
Twitter Inc.(a)	2,890	101,670

		4,830,211
IT Services — 4.9%
Accenture PLC, Class A	4,835	817,453
Automatic Data Processing Inc.	2,157	316,540
Cognizant Technology Solutions Corp., Class A	2,379	186,585
DXC Technology Co.	1,104	100,563
International Business Machines Corp.	5,480	802,710
Jack Henry & Associates Inc.	858	135,942
Mastercard Inc., Class A	3,869	834,002
PayPal Holdings Inc.(a)	4,576	422,502
Visa Inc., Class A	7,347	1,079,201
Western Union Co. (The)	5,846	110,606

		4,806,104
Leisure Products — 0.2%
Hasbro Inc.	1,423	141,318
Mattel Inc.	6,380	98,444

		239,762
Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	4,609	311,292
Illumina Inc.(a)	453	160,738
IQVIA Holdings Inc.(a)	1,135	144,247
Mettler-Toledo International Inc.(a)	309	180,598
Thermo Fisher Scientific Inc.	585	139,873
Waters Corp.(a)	841	159,353

		1,096,101
Machinery —2.0%
Caterpillar Inc.	3,354	465,703
Cummins Inc.	1,971	279,488
Deere & Co.	1,478	212,537
Flowserve Corp.	1,874	97,673
Illinois Tool Works Inc.	705	97,910
Ingersoll-Rand PLC	2,908	294,551
Parker-Hannifin Corp.	1,197	210,193
Snap-on Inc.	541	95,638
Xylem Inc./NY	2,387	181,197

		1,934,890
Media — 2.1%
Charter Communications Inc., Class A(a)	511	158,614
Comcast Corp., Class A	16,241	600,755
Discovery Inc., Class A(a)(b)	3,295	91,700
Liberty Global PLC, Series C, NVS(a)	7,609	196,997
Omnicom Group Inc.	2,182	151,256
Twenty-First Century Fox Inc., Class A, NVS	4,589	208,341

Security	Shares	Value

Media (continued)
Walt Disney Co. (The)	6,027	$675,144

		2,082,807
Metals & Mining —0.2%
Newmont Mining Corp.	3,482	108,046
Nucor Corp.	1,854	115,875

		223,921
Multi-Utilities — 0.7%
CMS Energy Corp.	4,504	221,777
Consolidated Edison Inc.	2,231	176,093
Dominion Energy Inc.	1,749	123,777
Sempra Energy	1,603	186,076

		707,723
Multiline Retail — 0.4%
Macy’s Inc.	2,546	93,056
Nordstrom Inc.	1,587	99,743
Target Corp.	2,800	245,000

		437,799
Oil, Gas & Consumable Fuels — 4.5%
Andeavor	762	116,426
Apache Corp.	2,282	100,020
Cheniere Energy Inc.(a)	1,902	127,301
ConocoPhillips	7,268	533,689
Devon Energy Corp.	3,347	143,687
EQT Corp.	1,901	96,989
Exxon Mobil Corp.	16,983	1,361,527
Hess Corp.	3,941	265,387
Kinder Morgan Inc./DE	8,205	145,229
Marathon Oil Corp.	4,817	103,614
Marathon Petroleum Corp.	2,090	171,986
Noble Energy Inc.	3,389	100,721
Occidental Petroleum Corp.	3,446	275,232
ONEOK Inc.	3,042	200,498
Phillips 66	2,876	340,835
Pioneer Natural Resources Co.	560	97,832
Valero Energy Corp.	2,439	287,509

		4,468,482
Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	730	102,288

Pharmaceuticals — 4.5%
Allergan PLC	968	185,575
Bristol-Myers Squibb Co.	7,073	428,270
Eli Lilly & Co.	4,863	513,776
Jazz Pharmaceuticals PLC(a)	560	95,715
Johnson & Johnson	10,508	1,415,323
Merck & Co. Inc.	11,411	782,680
Nektar Therapeutics(a)	1,571	104,456
Pfizer Inc.	13,953	579,329
Zoetis Inc.	4,281	387,859

		4,492,983
Professional Services — 0.3%
IHS Markit Ltd.(a)	2,913	160,215
ManpowerGroup Inc.	1,582	148,281

		308,496
Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)	5,310	259,181
Jones Lang LaSalle Inc.	632	96,393

		355,574

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 1.2%
CSX Corp.	3,939	$292,116
Kansas City Southern	1,144	132,658
Norfolk Southern Corp.	1,834	318,823
Union Pacific Corp.	3,046	458,789

		1,202,386
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices Inc.(a)(b)	4,772	120,111
Analog Devices Inc.	2,186	216,086
Applied Materials Inc.	6,229	267,972
Broadcom Inc.	1,045	228,886
Intel Corp.	20,158	976,252
Lam Research Corp.	661	114,412
Micron Technology Inc.(a)	3,413	179,251
NVIDIA Corp.	2,614	733,698
QUALCOMM Inc.	4,247	291,811
Skyworks Solutions Inc.	1,145	104,538
Texas Instruments Inc.	5,329	598,980

		3,831,997
Software — 7.1%
Adobe Systems Inc.(a)	2,298	605,546
Autodesk Inc.(a)	1,632	251,899
CA Inc.	2,228	97,586
Cadence Design Systems Inc.(a)	2,875	135,240
Citrix Systems Inc.(a)	874	99,653
Dell Technologies Inc., Class V(a)	1,024	98,478
Intuit Inc.	1,715	376,391
Microsoft Corp.	32,643	3,666,788
Oracle Corp.	12,958	629,500
salesforce.com Inc.(a)	4,712	719,428
ServiceNow Inc.(a)	535	105,053
Symantec Corp.	4,980	100,397
VMware Inc., Class A(a)	664	101,765

		6,987,724
Specialty Retail — 2.4%
Best Buy Co. Inc.	2,991	237,964
Gap Inc. (The)	3,837	116,453
Home Depot Inc. (The)	5,417	1,087,571
Lowe’s Companies Inc.	3,224	350,610
Tiffany & Co.	2,050	251,433
TJX Companies Inc. (The)	2,033	223,569
Tractor Supply Co.	1,168	103,111

		2,370,711

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 5.0%
Apple Inc.	19,017	$4,328,840
Hewlett Packard Enterprise Co.	12,366	204,410
HP Inc.	9,298	229,195
Seagate Technology PLC	1,776	95,087
Xerox Corp.	3,501	97,538

		4,955,070
Textiles, Apparel & Luxury Goods — 1.0%
Hanesbrands Inc.	5,092	89,314
NIKE Inc., Class B	6,469	531,752
PVH Corp.	1,073	153,610
VF Corp.	2,509	231,154

		1,005,830
Trading Companies & Distributors — 0.2%
Fastenal Co.	1,685	98,337
WW Grainger Inc.	402	142,336

		240,673

Total Common Stocks — 99.8% (Cost: $90,981,235)		98,789,861

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SLAgency Shares, 2.15%(c)(d)(e)	517,430	517,585
BlackRock Cash Funds: Treasury, SLAgency Shares, 1.89%(c)(d)	81,721	81,721

		599,306

Total Short-Term Investments — 0.6% (Cost: $599,251)		599,306

Total Investments in Securities — 100.4% (Cost: $91,580,486)		99,389,167

Other Assets, Less Liabilities — (0.4)%		(415,147)

Net Assets — 100.0%		$98,974,020

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued)	iShares® MSCI USA ESG Optimized ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at	Shares		Shares	Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
	08/31/17	Purchased		Sold	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SLAgency Shares	5,359	512,071	(b)	—	517,430	$517,585	$2,089	(c)	$29		$56
BlackRock Cash Funds: Treasury, SLAgency Shares	28,983	52,738	(b)	—	81,721	81,721	1,288		—		—
BlackRock Inc	166	1,112		(212)	1,066	510,678	4,706		6,402		(34,827)
PNC Financial Services Group Inc. (The)	453	3,320		(609)	3,164	454,161	4,416		1,619		(6,803)

						$1,564,145	$12,499		$8,050		$(41,574)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$98,789,861	$—	$—	$98,789,861
Money Market Funds	599,306	—	—	599,306

	$99,389,167	$—	$—	$99,389,167

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
Aerovironment Inc.(a)	66	$5,805
Astronics Corp.(a)	153	6,657
Axon Enterprise Inc.(a)	213	14,539
BWX Technologies Inc.	629	38,570
Cubic Corp.	196	14,837
Curtiss-Wright Corp.	167	22,370
Esterline Technologies Corp.(a)	137	11,775
HEICO Corp.	98	8,887
HEICO Corp., Class A	165	12,292
Hexcel Corp.	505	33,391
KeyW Holding Corp. (The)(a)	801	6,817
KLX Inc.(a)	214	15,802
Mercury Systems Inc.(a)	180	9,812
Moog Inc., Class A	219	17,281
Teledyne Technologies Inc.(a)	108	25,624
Wesco Aircraft Holdings Inc.(a)	607	7,375

		251,834

Air Freight & Logistics — 0.2%
Echo Global Logistics Inc.(a)	256	8,499
Hub Group Inc., Class A(a)	232	12,261

		20,760

Auto Components — 1.1%
Adient PLC	137	5,931
American Axle & Manufacturing Holdings Inc.(a)	447	7,916
Cooper-Standard Holdings Inc.(a)	82	11,351
Dana Inc.	283	5,538
Delphi Technologies PLC	141	4,968
Dorman Products Inc.(a)	96	7,774
Fox Factory Holding Corp.(a)	109	7,200
Gentex Corp.	490	11,456
Gentherm Inc.(a)	186	9,151
LCI Industries	60	5,577
Modine Manufacturing Co.(a)	459	7,734
Tenneco Inc.	389	16,645
Veoneer Inc.(a)	232	11,586
Visteon Corp.(a)	112	12,364

		125,191

Automobiles — 0.1%
Thor Industries Inc.	103	9,830

Banks — 8.1%
Ameris Bancorp.	163	8,093
BancFirst Corp.	163	10,399
BancorpSouth Bank	720	25,056
Bank of Hawaii Corp.	567	47,135
Bank OZK	400	16,184
BankUnited Inc.	360	13,964
Banner Corp.	164	10,550
BOK Financial Corp.	77	7,896
Bryn Mawr Bank Corp.	115	5,612
Cadence BanCorp	202	5,707
Chemical Financial Corp.	280	15,994
Columbia Banking System Inc.	350	14,788
Commerce Bancshares Inc./MO	79	5,614
Community Trust Bancorp. Inc.	112	5,533
Cullen/Frost Bankers Inc.	382	42,360
CVB Financial Corp.	860	20,683
FCB Financial Holdings Inc., Class A(a)	168	8,702

Security	Shares	Value

Banks (continued)
First Financial Bancorp.	760	$23,864
First Financial Bankshares Inc.	549	33,160
First Hawaiian Inc.	186	5,392
First Interstate BancSystem Inc., Class A	392	18,208
Fulton Financial Corp.	1,815	33,033
Glacier Bancorp. Inc.	294	13,430
Great Western Bancorp. Inc.	612	26,647
Guaranty Bancorp.	181	5,656
Hancock Whitney Corp.	193	9,949
Heartland Financial USA Inc.	153	9,302
Heritage Financial Corp./WA	198	7,187
HomeTrust Bancshares Inc.(a)	291	8,381
Independent Bank Corp./Rockland MA	73	6,650
International Bancshares Corp.	1,027	48,115
Investors Bancorp. Inc.	1,959	25,075
LegacyTexas Financial Group Inc.	235	10,873
Live Oak Bancshares Inc.	188	5,687
MB Financial Inc.	426	20,644
National Bank Holdings Corp., Class A	344	13,812
NBT Bancorp. Inc.	140	5,667
Old Line Bancshares Inc.	212	7,250
Opus Bank	312	8,845
PacWest Bancorp.	227	11,461
Pinnacle Financial Partners Inc.	401	25,885
Popular Inc.	288	14,498
QCR Holdings Inc.	180	7,830
ServisFirst Bancshares Inc.	174	7,499
Simmons First National Corp., Class A	543	17,159
South State Corp.	155	12,780
State Bank Financial Corp.	620	20,200
Sterling Bancorp./DE	472	10,785
Texas Capital Bancshares Inc.(a)	233	20,714
TriState Capital Holdings Inc.(a)	265	7,884
Triumph Bancorp. Inc.(a)	140	5,943
Trustmark Corp.	276	9,792
UMB Financial Corp.	167	12,565
Umpqua Holdings Corp.	959	20,523
Union Bankshares Corp.	264	10,982
Univest Corp. of Pennsylvania	194	5,529
Webster Financial Corp.	354	23,145
Westamerica Bancorp.	170	10,885
Western Alliance Bancorp.(a)	578	33,322
Wintrust Financial Corp.	291	25,768

		926,246

Biotechnology —5.0%
ACADIA Pharmaceuticals Inc.(a)	526	7,480
Acceleron Pharma Inc.(a)	162	8,751
Agios Pharmaceuticals Inc.(a)	159	12,834
Aimmune Therapeutics Inc.(a)	209	5,833
Alder Biopharmaceuticals Inc.(a)(b)	299	5,412
AMAG Pharmaceuticals Inc.(a)(b)	226	5,514
Amicus Therapeutics Inc.(a)	607	8,182
AnaptysBio Inc.(a)	69	6,116
Arena Pharmaceuticals Inc.(a)	156	6,059
Array BioPharma Inc.(a)	593	9,233
Atara Biotherapeutics Inc.(a)(b)	154	6,306
Audentes Therapeutics Inc.(a)	163	5,933
BioCryst Pharmaceuticals Inc.(a)	797	5,707
Bluebird Bio Inc.(a)	167	28,106
Blueprint Medicines Corp.(a)	119	9,124

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Clovis Oncology Inc.(a)(b)	157	$5,613
Coherus Biosciences Inc.(a)	292	5,884
Denali Therapeutics Inc.(a)	352	6,910
Eagle Pharmaceuticals Inc./DE(a)	72	4,977
Editas Medicine Inc.(a)(b)	181	5,942
Emergent BioSolutions Inc.(a)	99	6,138
Enanta Pharmaceuticals Inc.(a)	61	5,547
Esperion Therapeutics Inc.(a)	115	5,691
Exact Sciences Corp.(a)	295	22,093
Exelixis Inc.(a)	690	12,965
FibroGen Inc.(a)	257	15,716
Flexion Therapeutics Inc.(a)	265	6,068
G1 Therapeutics Inc.(a)	98	5,947
Global Blood Therapeutics Inc.(a)	158	7,734
Halozyme Therapeutics Inc.(a)	411	7,567
Heron Therapeutics Inc.(a)	150	5,783
ImmunoGen Inc.(a)	611	6,226
Immunomedics Inc.(a)	353	9,446
Insmed Inc.(a)(b)	310	6,178
Intercept Pharmaceuticals Inc.(a)	56	6,261
Ionis Pharmaceuticals Inc.(a)	329	15,032
Iovance Biotherapeutics Inc.(a)	410	7,257
Ironwood Pharmaceuticals Inc.(a)	414	7,965
Karyopharm Therapeutics Inc.(a)	315	6,631
Ligand Pharmaceuticals Inc.(a)	68	17,659
Loxo Oncology Inc.(a)	69	11,660
Madrigal Pharmaceuticals Inc.(a)	23	5,502
MiMedx Group Inc.(a)(b)	1,457	7,722
Mirati Therapeutics Inc.(a)	100	5,655
Momenta Pharmaceuticals Inc.(a)	202	5,353
Neurocrine Biosciences Inc.(a)	244	30,000
OPKO Health Inc.(a)(b)	1,543	9,135
Progenics Pharmaceuticals Inc.(a)	717	5,614
PTC Therapeutics Inc.(a)	130	5,426
Puma Biotechnology Inc.(a)(b)	132	5,801
REGENXBIO Inc.(a)	85	5,988
Repligen Corp.(a)	238	13,061
Sage Therapeutics Inc.(a)	140	22,996
Sangamo Therapeutics Inc.(a)	358	6,533
Sarepta Therapeutics Inc.(a)	217	29,955
Spark Therapeutics Inc.(a)(b)	147	9,057
Spectrum Pharmaceuticals Inc.(a)	243	5,232
TESARO Inc.(a)	236	7,658
Ultragenyx Pharmaceutical Inc.(a)	196	16,607
uniQure NV(a)	148	6,280
Vanda Pharmaceuticals Inc.(a)	265	5,121
ZIOPHARM Oncology Inc.(a)(b)	1,880	5,490

		569,666

Building Products — 0.6%
AAON Inc.	248	10,019
Advanced Drainage Systems Inc.	317	9,938
Armstrong Flooring Inc.(a)	314	5,498
Armstrong World Industries Inc.(a)	289	20,172
Builders FirstSource Inc.(a)	537	8,388
Trex Co. Inc.(a)	91	7,708
USG Corp.(a)	216	9,310

		71,033

Capital Markets — 1.9%
Donnelley Financial Solutions Inc.(a)	313	6,539

Security	Shares	Value

Capital Markets (continued)
Evercore Inc., Class A	136	$14,436
FactSet Research Systems Inc.	262	60,100
INTL. FCStone Inc.(a)	140	7,806
Janus Henderson Group PLC	1,587	44,833
Legg Mason Inc.	852	26,582
LPL Financial Holdings Inc.	330	21,859
MarketAxess Holdings Inc.	89	16,894
Moelis & Co., Class A	109	6,328
Morningstar Inc.	83	11,813
Virtu Financial Inc., Class A	261	5,690

		222,880

Chemicals — 1.4%
Ferro Corp.(a)	265	5,817
HB Fuller Co.	358	20,402
Huntsman Corp.	242	7,379
Ingevity Corp.(a)(b)	65	6,566
Innospec Inc.	160	12,416
Kraton Corp.(a)	125	5,879
Minerals Technologies Inc.	470	31,560
Platform Specialty Products Corp.(a)	441	5,848
PolyOne Corp.	126	5,325
RPM International Inc.	173	11,677
Scotts Miracle-Gro Co. (The)	72	5,380
Stepan Co.	95	8,475
Trinseo SA	241	18,593
Tronox Ltd., Class A	375	6,071
Valvoline Inc.	462	9,942

		161,330

Commercial Services & Supplies — 3.1%
ABM Industries Inc.	391	12,403
ACCO Brands Corp.	451	5,592
Brady Corp., Class A, NVS	538	21,762
Brink’s Co. (The)	91	6,834
Cimpress NV(a)	91	12,740
Clean Harbors Inc.(a)	116	7,956
Covanta Holding Corp.	708	12,496
Deluxe Corp.	90	5,330
Essendant Inc.	362	5,224
Healthcare Services Group Inc.	324	13,352
Herman Miller Inc.	393	15,052
HNI Corp.	130	5,733
Interface Inc.	439	10,338
KAR Auction Services Inc.	894	56,045
Knoll Inc.	276	6,497
Matthews International Corp., Class A	399	20,708
McGrath RentCorp.	172	9,976
Mobile Mini Inc.	213	9,138
MSA Safety Inc.	94	9,503
Pitney Bowes Inc.	1,872	13,591
Quad/Graphics Inc.	242	5,510
RR Donnelley & Sons Co.	1,089	5,510
SP Plus Corp.(a)	240	9,336
Steelcase Inc., Class A	521	7,607
Team Inc.(a)	280	6,524
Tetra Tech Inc.	364	25,407
UniFirst Corp./MA	117	21,668
Viad Corp.	221	13,614

		355,446

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 1.2%
ADTRAN Inc.	408	$7,017
ARRIS International PLC(a)	446	11,556
Ciena Corp.(a)	739	23,338
EchoStar Corp., Class A(a)	120	5,760
Finisar Corp.(a)	335	6,834
Infinera Corp.(a)	652	5,835
InterDigital Inc./PA	156	12,885
Lumentum Holdings Inc.(a)	222	15,074
NETGEAR Inc.(a)	88	6,235
NetScout Systems Inc.(a)	229	5,725
Oclaro Inc.(a)	609	5,810
Plantronics Inc.	254	17,074
Ribbon Communications Inc.(a)	714	4,941
Viavi Solutions Inc.(a)	495	5,544

		133,628
Construction & Engineering —1.6%
AECOM(a)	1,206	40,570
Aegion Corp.(a)	223	5,566
Argan Inc.	145	5,771
Comfort Systems USA Inc.	309	17,737
Dycom Industries Inc.(a)	77	6,461
EMCOR Group Inc.	354	28,355
Granite Construction Inc.	252	11,511
KBR Inc.	311	6,525
MasTec Inc.(a)(b)	135	5,913
MYR Group Inc.(a)	197	6,850
Quanta Services Inc.(a)	1,070	37,011
Valmont Industries Inc.	89	12,496

		184,766

Construction Materials — 0.1%
Summit Materials Inc., Class A(a)	435	9,253
U.S. Concrete Inc.(a)	137	6,603

		15,856

Consumer Finance — 0.4%
Credit Acceptance Corp.(a)	16	7,307
Encore Capital Group Inc.(a)	179	6,936
Green Dot Corp., Class A(a)	124	10,623
OneMain Holdings Inc.(a)	156	5,725
PRA Group Inc.(a)(b)	299	10,929
SLM Corp.(a)	637	7,466

		48,986

Containers & Packaging —1.0%
AptarGroup Inc.	310	32,460
Bemis Co. Inc.	164	8,082
Berry Global Group Inc.(a)	263	12,553
Greif Inc., Class A, NVS	155	8,553
Owens-Illinois Inc.(a)	1,174	20,745
Sonoco Products Co.	501	28,076

		110,469

Distributors — 0.3%
Pool Corp.	240	39,422

Diversified Consumer Services — 1.7%
American Public Education Inc.(a)	154	5,352
Bright Horizons Family Solutions Inc.(a)	494	58,999
Carriage Services Inc.	809	18,421
Graham Holdings Co., Class B	15	8,440
Grand Canyon Education Inc.(a)	102	12,152
Houghton Mifflin Harcourt Co.(a)	924	5,960

Security	Shares	Value

Diversified Consumer Services (continued)
Service Corp. International/U.S.	798	$33,484
ServiceMaster Global Holdings Inc.(a)	657	39,597
Sotheby’s(a)	165	7,923
Weight Watchers International Inc.(a)	128	9,587

		199,915

Diversified Financial Services — 0.1%
On Deck Capital Inc.(a)	652	5,359
Texas Pacific Land Trust	11	9,181

		14,540

Diversified Telecommunication Services — 0.2%
Cogent Communications Holdings Inc.	105	5,743
Consolidated Communications Holdings Inc.	462	5,456
Iridium Communications Inc.(a)	327	6,622
Vonage Holdings Corp.(a)	504	7,147

		24,968

Electric Utilities — 0.8%
Hawaiian Electric Industries Inc.	700	24,689
IDACORP Inc.	441	43,152
Portland General Electric Co.	545	25,288

		93,129

Electrical Equipment — 0.9%
Atkore International Group Inc.(a)	326	8,926
EnerSys	264	21,909
Generac Holdings Inc.(a)	176	9,766
Hubbell Inc.	192	24,261
nVent Electric PLC	290	8,146
Regal Beloit Corp.	221	18,498
Sunrun Inc.(a)	403	5,287
Vicor Corp.(a)	97	6,058

		102,851

Electronic Equipment, Instruments &Components — 3.1%
Anixter International Inc.(a)	120	8,652
Badger Meter Inc.	269	14,782
Belden Inc.	154	11,199
Benchmark Electronics Inc.	209	5,403
Coherent Inc.(a)	96	18,298
CTS Corp.	338	12,489
Dolby Laboratories Inc., Class A	270	18,951
Fabrinet(a)	154	7,372
Insight Enterprises Inc.(a)	195	10,752
Itron Inc.(a)	134	8,898
Jabil Inc.	203	6,001
KEMET Corp.(a)	272	7,028
Littelfuse Inc.	85	19,003
Methode Electronics Inc.	430	17,050
MTS Systems Corp.	189	10,225
National Instruments Corp.	982	46,890
Novanta Inc.(a)	126	9,652
OSI Systems Inc.(a)	205	15,967
Plexus Corp.(a)	263	16,645
Rogers Corp.(a)	89	12,288
Sanmina Corp.(a)	183	5,636
SYNNEX Corp.	137	13,285
Tech Data Corp.(a)	184	13,386
TTM Technologies Inc.(a)	313	5,853
Vishay Intertechnology Inc.	564	13,423
Zebra Technologies Corp., Class A(a)	188	32,287

		361,415

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 1.8%
Apergy Corp.(a)	267	$12,074
Archrock Inc.	631	7,982
C&J Energy Services Inc.(a)	358	7,500
Cactus Inc., Class A(a)	173	5,913
Core Laboratories NV(b)	350	40,092
Dril-Quip Inc.(a)(b)	109	5,739
Ensco PLC, Class A	1,059	7,244
Forum Energy Technologies Inc.(a)	475	5,676
Helix Energy Solutions Group Inc.(a)	620	5,803
Keane Group Inc.(a)	411	5,047
McDermott International Inc.(a)(b)	760	14,698
Natural Gas Services Group Inc.(a)	248	5,481
NCS Multistage Holdings Inc.(a)(b)	350	5,695
Newpark Resources Inc.(a)	729	7,655
Oceaneering International Inc.	515	14,559
Oil States International Inc.(a)	264	8,936
Patterson-UTI Energy Inc.	523	8,959
Superior Energy Services Inc.(a)	590	5,310
Tidewater Inc.(a)	180	5,760
U.S. Silica Holdings Inc.	425	9,006
Unit Corp.(a)(b)	209	5,495
Weatherford International PLC(a)(b)	4,134	10,004

		204,628

Equity Real Estate Investment Trusts (REITs) — 8.8%
Acadia Realty Trust	195	5,561
American Campus Communities Inc.	874	36,647
Apartment Investment & Management Co., Class A	195	8,541
Brandywine Realty Trust	3,107	52,073
Brixmor Property Group Inc.	1,952	35,566
CatchMark Timber Trust Inc., Class A	437	5,480
CBL & Associates Properties Inc.(b)	1,206	5,379
Chatham Lodging Trust	264	5,663
Colony Capital Inc.	1,378	8,447
CorePoint Lodging Inc.	249	5,192
CoreSite Realty Corp.	281	32,728
Corporate Office Properties Trust	1,353	41,645
Cousins Properties Inc.(b)	2,293	21,440
CubeSmart	422	12,892
CyrusOne Inc.	582	38,971
DDR Corp.	380	5,316
DiamondRock Hospitality Co.	1,033	12,355
Douglas Emmett Inc.	1,450	56,637
Easterly Government Properties Inc.(b)	1,852	37,503
Education Realty Trust Inc.	259	10,718
EPR Properties	117	8,211
First Industrial Realty Trust Inc.	226	7,336
Forest City Realty Trust Inc., Class A	1,654	41,598
Four Corners Property Trust Inc.	378	10,183
Franklin Street Properties Corp.	1,864	15,975
Gaming and Leisure Properties Inc.	236	8,447
Government Properties Income Trust(b)	496	8,387
Gramercy Property Trust	784	21,442
Hospitality Properties Trust	358	10,378
Hudson Pacific Properties Inc.	487	16,480
InfraREIT Inc.(a)(b)	326	6,810
JBG SMITH Properties	648	24,274
Kilroy Realty Corp.	829	60,633
Kite Realty Group Trust	350	6,118
Lamar Advertising Co., Class A	75	5,779
LaSalle Hotel Properties	220	7,724

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Life Storage Inc.(b)	161	$15,714
MGM Growth Properties LLC, Class A(b)	214	6,576
National Health Investors Inc.	134	10,620
NorthStar Realty Europe Corp.	407	5,584
Outfront Media Inc.	454	9,021
Paramount Group Inc.	757	12,021
Park Hotels & Resorts Inc.	445	14,885
Piedmont Office Realty Trust Inc., Class A	294	5,833
PotlatchDeltic Corp.	231	11,157
QTS Realty Trust Inc., Class A	288	13,170
Rayonier Inc.	471	16,405
Rexford Industrial Realty Inc.	374	12,155
RLJ Lodging Trust	574	12,576
Sabra Health Care REIT Inc.	876	20,656
Select Income REIT	926	19,029
Senior Housing Properties Trust	345	6,593
STORE Capital Corp.	211	6,079
Sunstone Hotel Investors Inc.	477	8,004
Tier REIT Inc.	556	13,255
Uniti Group Inc.(a)	816	16,989
VICI Properties Inc.	1,655	34,606
Washington Prime Group Inc.(b)	890	6,889
Washington REIT	380	11,993
WP Carey Inc.	416	27,697

		1,016,036

Food & Staples Retailing — 0.9%
Casey’s General Stores Inc.	60	6,850
Performance Food Group Co.(a)	501	16,583
PriceSmart Inc.	172	14,938
Rite Aid Corp.(a)(b)	3,919	5,369
SpartanNash Co.	271	5,786
Sprouts Farmers Market Inc.(a)	263	6,962
U.S. Foods Holding Corp.(a)	867	28,255
United Natural Foods Inc.(a)	405	14,382

		99,125

Food Products — 1.3%
Darling Ingredients Inc.(a)	815	16,121
Dean Foods Co.	687	5,235
Flowers Foods Inc.	312	6,287
Fresh Del Monte Produce Inc.	142	5,316
Freshpet Inc.(a)	222	8,247
Hain Celestial Group Inc. (The)(a)	424	12,109
Lamb Weston Holdings Inc.	731	49,416
Pinnacle Foods Inc.	328	21,786
Post Holdings Inc.(a)	144	14,005
Simply Good Foods Co. (The)(a)	388	6,984
TreeHouse Foods Inc.(a)	169	8,805

		154,311

Gas Utilities — 0.7%
Chesapeake Utilities Corp.	131	11,266
National Fuel Gas Co.	105	5,830
New Jersey Resources Corp.	220	10,032
ONE Gas Inc.	157	12,329
South Jersey Industries Inc.	600	19,908
Southwest Gas Holdings Inc.	224	17,320
Spire Inc.	78	5,815

		82,500

Health Care Equipment & Supplies — 3.5%
AngioDynamics Inc.(a)(b)	325	7,286

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
AtriCure Inc.(a)(b)	236	$8,154
Avanos Medical Inc.(a)	101	7,282
Cantel Medical Corp.	92	8,924
Cardiovascular Systems Inc.(a)	185	7,128
Cerus Corp.(a)	816	6,348
CryoLife Inc.(a)	204	7,079
DexCom Inc.(a)(b)	250	36,095
GenMark Diagnostics Inc.(a)	761	6,514
Glaukos Corp.(a)	157	10,734
Globus Medical Inc., Class A(a)	220	11,719
Haemonetics Corp.(a)	207	23,109
Heska Corp.(a)	55	5,885
Hill-Rom Holdings Inc.	91	8,852
Inogen Inc.(a)	48	12,716
Insulet Corp.(a)(b)	139	14,494
Integer Holdings Corp.(a)	77	6,152
Integra LifeSciences Holdings Corp.(a)	97	5,769
iRhythm Technologies Inc.(a)	69	6,423
LeMaitre Vascular Inc.	150	5,627
LivaNova PLC(a)	163	20,465
Merit Medical Systems Inc.(a)	256	15,066
Neogen Corp.(a)	66	6,167
Nevro Corp.(a)	93	6,270
Novocure Ltd.(a)	161	7,253
NuVasive Inc.(a)	116	8,142
OraSure Technologies Inc.(a)	342	5,475
Orthofix Medical Inc.(a)	119	6,374
Penumbra Inc.(a)	119	16,523
Quidel Corp.(a)	126	9,687
STAAR Surgical Co.(a)	161	7,680
STERIS PLC	321	36,729
Tactile Systems Technology Inc.(a)	93	6,293
Varex Imaging Corp.(a)	186	5,840
West Pharmaceutical Services Inc.	371	43,426

		407,680

Health Care Providers &Services — 3.3%
Acadia Healthcare Co. Inc.(a)(b)	189	7,849
Addus HomeCare Corp.(a)	95	6,166
Amedisys Inc.(a)	126	15,751
AMN Healthcare Services Inc.(a)	269	15,683
BioTelemetry Inc.(a)	169	10,444
Brookdale Senior Living Inc.(a)	953	9,454
Chemed Corp.	41	13,265
Civitas Solutions Inc.(a)	356	5,696
CorVel Corp.(a)	136	8,085
Cross Country Healthcare Inc.(a)	572	5,726
Diplomat Pharmacy Inc.(a)	296	6,115
Encompass Health Corp.	420	34,268
Ensign Group Inc. (The)	154	6,017
Envision Healthcare Corp.(a)	411	18,643
HealthEquity Inc.(a)	126	11,870
LHC Group Inc.(a)	94	9,299
LifePoint Health Inc.(a)	98	6,311
Magellan Health Inc.(a)	73	5,366
MEDNAX Inc.(a)	376	17,804
Molina Healthcare Inc.(a)	118	16,284
National Research Corp.	236	9,239
Owens & Minor Inc.	521	8,847
Patterson Companies Inc.	1,071	24,151
Premier Inc., Class A(a)	534	23,619

Security	Shares	Value

Health Care Providers & Services (continued)
Providence Service Corp. (The)(a)	174	$11,682
R1 RCM Inc.(a)	698	6,959
Select Medical Holdings Corp.(a)	563	11,147
Tenet Healthcare Corp.(a)	211	7,115
Tivity Health Inc.(a)	329	11,318
U.S. Physical Therapy Inc.	122	15,281
WellCare Health Plans Inc.(a)	48	14,523

		373,977

Health Care Technology — 0.6%
Allscripts Healthcare Solutions Inc.(a)	1,267	18,511
athenahealth Inc.(a)(b)	139	21,392
Medidata Solutions Inc.(a)	202	17,166
Teladoc Health Inc.(a)(b)	189	14,657

		71,726

Hotels, Restaurants & Leisure — 2.5%
BBX Capital Corp.	607	4,510
BJ’s Restaurants Inc.	87	6,586
Boyd Gaming Corp.	451	16,425
Brinker International Inc.	289	12,797
Caesars Entertainment Corp.(a)(b)	2,141	21,838
Cheesecake Factory Inc. (The)	111	5,902
Churchill Downs Inc.	73	20,630
Cracker Barrel Old Country Store Inc.	41	6,113
Dave & Buster’s Entertainment Inc.(a)	180	10,471
Dine Brands Global Inc.	88	7,341
Dunkin’ Brands Group Inc.	490	35,716
El Pollo Loco Holdings Inc.(a)	1,107	13,173
Eldorado Resorts Inc.(a)	202	9,706
International Speedway Corp., Class A	194	8,565
Jack in the Box Inc.	90	8,158
Marriott Vacations Worldwide Corp.	136	16,184
Planet Fitness Inc., Class A(a)	180	9,247
PlayAGS Inc.(a)	186	5,959
Red Robin Gourmet Burgers Inc.(a)	141	5,823
Scientific Games Corp./DE, Class A(a)	187	5,666
Shake Shack Inc., Class A(a)	182	11,002
Six Flags Entertainment Corp.	261	17,631
Wendy’s Co. (The)	860	15,179
Wyndham Hotels & Resorts Inc.	244	13,847

		288,469

Household Durables — 1.0%
Century Communities Inc.(a)	195	5,704
Ethan Allen Interiors Inc.	245	5,451
Green Brick Partners Inc.(a)	527	5,507
Helen of Troy Ltd.(a)(b)	162	19,270
Hooker Furniture Corp.	119	5,004
iRobot Corp.(a)(b)	149	16,911
KB Home	400	9,940
La-Z-Boy Inc.	227	7,548
LGI Homes Inc.(a)(b)	126	7,258
MDC Holdings Inc.	182	5,769
Meritage Homes Corp.(a)	122	5,264
Tempur Sealy International Inc.(a)	112	6,204
TopBuild Corp.(a)	77	4,796
TRI Pointe Group Inc.(a)	366	5,303
Tupperware Brands Corp.	205	6,667

		116,596

Household Products — 0.1%
Energizer Holdings Inc.	128	8,140

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Spectrum Brands Holdings Inc.	100	$8,685

		16,825

Independent Power and Renewable Electricity Producers — 0.9%
NextEra Energy Partners LP	208	10,088
NRG Energy Inc.	778	27,534
NRG Yield Inc., Class C	771	15,304
Ormat Technologies Inc.	399	21,007
Pattern Energy Group Inc., Class A	1,134	23,111
TerraForm Power Inc., Class A	928	10,375

		107,419

Industrial Conglomerates — 0.4%
Carlisle Companies Inc.	296	37,536
Raven Industries Inc.	244	11,809

		49,345

Insurance — 1.6%
American Equity Investment Life Holding Co.	150	5,564
AmTrust Financial Services Inc.	386	5,612
Aspen Insurance Holdings Ltd.	349	14,361
Assured Guaranty Ltd.	235	9,574
Brown & Brown Inc.	543	16,551
CNO Financial Group Inc.	330	7,131
Crawford & Co., Class A, NVS	722	6,159
Erie Indemnity Co., Class A, NVS	82	10,129
First American Financial Corp.	630	35,822
Genworth Financial Inc., Class A(a)	1,930	8,975
Hanover Insurance Group Inc. (The)	141	17,271
Horace Mann Educators Corp.	134	6,204
Kemper Corp.	70	5,695
Old Republic International Corp.	286	6,343
ProAssurance Corp.	179	8,655
Universal Insurance Holdings Inc.	135	6,021
White Mountains Insurance Group Ltd.(b)	11	10,207

		180,274

Internet & Direct Marketing Retail — 0.5%
Groupon Inc.(a)	1,202	5,133
Nutrisystem Inc.	172	6,364
Shutterfly Inc.(a)	208	16,157
Wayfair Inc., Class A(a)(b)	181	24,466

		52,120

Internet Software & Services — 2.6%
2U Inc.(a)(b)	173	15,459
ANGI Homeservices Inc., Class A(a)	277	6,000
Benefitfocus Inc.(a)	142	6,262
Box Inc., Class A(a)	228	5,600
Carbonite Inc.(a)(b)	139	5,776
Cloudera Inc.(a)	411	6,169
Coupa Software Inc.(a)(b)	161	11,545
Envestnet Inc.(a)	121	7,647
Etsy Inc.(a)	375	18,259
Five9 Inc.(a)	229	11,004
Gogo Inc.(a)(b)	1,217	5,464
GrubHub Inc.(a)(b)	218	31,416
Limelight Networks Inc.(a)	1,375	6,971
LivePerson Inc.(a)	286	7,694
LogMeIn Inc.	224	19,253
MINDBODY Inc., Class A(a)	336	12,466
New Relic Inc.(a)	170	17,469
Nutanix Inc., Class A(a)(b)	426	23,992
Pandora Media Inc.(a)	755	6,976

Security	Shares	Value

Internet Software & Services (continued)
Quotient Technology Inc.(a)	514	$7,684
SendGrid Inc.(a)	179	6,492
SPS Commerce Inc.(a)	79	7,764
Stamps.com Inc.(a)	34	8,447
Trade Desk Inc. (The), Class A(a)	83	11,776
Twilio Inc., Class A(a)	245	19,762
Yelp Inc.(a)	135	6,361

		293,708

IT Services — 2.6%
Acxiom Corp.(a)	189	8,635
Black Knight Inc.(a)(b)	453	24,190
Booz Allen Hamilton Holding Corp.	592	30,287
CACI International Inc., Class A(a)	78	15,210
Cardtronics PLC, Class A(a)	152	5,334
Conduent Inc.(a)	873	20,236
CSG Systems International Inc.	141	5,266
EPAM Systems Inc.(a)	102	14,579
Euronet Worldwide Inc.(a)	75	7,335
Everi Holdings Inc.(a)	716	6,208
ExlService Holdings Inc.(a)	100	6,408
MoneyGram International Inc.(a)	837	5,449
Perspecta Inc.	406	9,444
Science Applications International Corp.	192	17,322
ServiceSource International Inc.(a)	1,695	5,407
Sykes Enterprises Inc.(a)	456	13,790
Teradata Corp.(a)	909	37,696
Travelport Worldwide Ltd.	1,041	19,331
TTEC Holdings Inc.	216	5,659
Virtusa Corp.(a)	158	9,205
WEX Inc.(a)	160	30,435

		297,426

Leisure Products — 0.1%
Brunswick Corp./DE	85	5,646
Callaway Golf Co.	497	11,336

		16,982

Life Sciences Tools & Services — 1.1%
Accelerate Diagnostics Inc.(a)(b)	252	6,199
Bio-Rad Laboratories Inc., Class A(a)	35	11,385
Bio-Techne Corp.	45	8,648
Bruker Corp.	544	19,356
Charles River Laboratories International Inc.(a)	50	6,176
Luminex Corp.	398	11,228
NeoGenomics Inc.(a)	477	6,606
PerkinElmer Inc.	447	41,316
PRA Health Sciences Inc.(a)	125	13,200
Syneos Health Inc.(a)	150	7,477

		131,591

Machinery — 4.1%
Actuant Corp., Class A	332	9,777
Alamo Group Inc.	80	7,624
Allison Transmission Holdings Inc.	386	19,169
Barnes Group Inc.	265	18,036
Briggs & Stratton Corp.	644	12,983
Chart Industries Inc.(a)	140	10,577
Crane Co.	72	6,572
Donaldson Co. Inc.	799	40,429
ESCO Technologies Inc.	203	13,733
Evoqua Water Technologies Corp.(a)	416	8,062
Federal Signal Corp.	222	5,779

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Franklin Electric Co. Inc.	404	$19,756
Gardner Denver Holdings Inc.(a)	262	7,325
Gates Industrial Corp. PLC(a)	313	5,706
Graco Inc.	143	6,722
Harsco Corp.(a)	214	6,045
Hillenbrand Inc.	395	20,204
Hyster-Yale Materials Handling Inc.	93	5,738
ITT Inc.	273	16,137
John Bean Technologies Corp.	90	10,647
Kennametal Inc.	237	9,679
Lindsay Corp.	76	7,279
Lydall Inc.(a)	133	5,692
Meritor Inc.(a)	436	9,444
Navistar International Corp.(a)	289	12,592
Nordson Corp.	83	11,539
Oshkosh Corp.	359	25,223
Proto Labs Inc.(a)	88	13,680
Spartan Motors Inc.	362	5,231
Tennant Co.	103	7,885
Terex Corp.	261	10,114
Timken Co. (The)	116	5,643
Toro Co. (The)	427	25,957
TriMas Corp.(a)	198	6,079
Trinity Industries Inc.	153	5,484
Wabash National Corp.	287	5,235
Watts Water Technologies Inc., Class A	144	11,873
Welbilt Inc.(a)	656	14,517
Woodward Inc.	287	23,121

		467,288

Media — 1.8%
Cable One Inc.	22	18,430
Cinemark Holdings Inc.	900	33,588
Gannett Co. Inc.	915	9,406
GCI Liberty Inc., Class A(a)	233	11,436
Hemisphere Media Group Inc.(a)	927	12,700
IMAX Corp.(a)	411	9,658
John Wiley & Sons Inc., Class A	276	17,816
Liberty Latin America Ltd., Class C, NVS(a)(b)	389	7,636
Lions Gate Entertainment Corp., Class A	412	9,690
Loral Space & Communications Inc.(a)	141	6,253
Meredith Corp.	108	5,578
National CineMedia Inc.	620	5,642
New York Times Co. (The), Class A	780	18,174
Nexstar Media Group Inc., Class A	88	7,216
Scholastic Corp., NVS	151	6,348
Sinclair Broadcast Group Inc., Class A	199	5,761
TEGNA Inc.	495	5,762
Tribune Media Co., Class A	165	6,087
World Wrestling Entertainment Inc., Class A	94	8,217

		205,398

Metals & Mining —1.2%
Alcoa Corp.(a)	672	30,018
Century Aluminum Co.(a)	459	5,793
Cleveland-Cliffs Inc.(a)	928	9,326
Commercial Metals Co.	528	11,405
Compass Minerals International Inc.	142	8,882
Reliance Steel & Aluminum Co.	337	29,619
Royal Gold Inc.	352	26,843
Schnitzer Steel Industries Inc., Class A	436	11,489

Security	Shares	Value

Metals & Mining (continued)
U.S. Steel Corp.	317	$9,409

		142,784

Mortgage Real Estate Investment — 0.8%
Apollo Commercial Real Estate Finance Inc.	770	14,961
Chimera Investment Corp.	426	7,936
Dynex Capital Inc.	851	5,455
Granite Point Mortgage Trust Inc.	378	7,235
Hannon Armstrong Sustainable Infrastructure Capital Inc.	341	7,352
Invesco Mortgage Capital Inc.	357	5,794
MTGE Investment Corp.	292	5,723
New Residential Investment Corp.	449	8,338
Starwood Property Trust Inc.	1,262	27,802

		90,596

Multi-Utilities — 0.5%
Avista Corp.	743	38,123
MDU Resources Group Inc.	484	13,499

		51,622

Multiline Retail — 0.1%
Big Lots Inc.	190	8,180

Oil, Gas & Consumable Fuels — 2.9%
California Resources Corp.(a)	178	7,394
Callon Petroleum Co.(a)(b)	829	9,368
Carrizo Oil &Gas Inc.(a)	233	5,643
Centennial Resource Development Inc./DE, Class A(a)	306	5,897
Chesapeake Energy Corp.(a)	2,734	12,112
CNX Resources Corp.(a)	558	8,895
CONSOL Energy Inc.(a)	135	5,792
Delek U.S. Holdings Inc.	278	15,151
Denbury Resources Inc.(a)	2,136	11,898
Energen Corp.(a)	348	26,987
EnLink Midstream LLC	321	5,232
Green Plains Inc.	320	5,680
Gulfport Energy Corp.(a)	541	6,362
Kosmos Energy Ltd.(a)	1,815	16,408
Laredo Petroleum Inc.(a)(b)	697	5,778
Matador Resources Co.(a)	179	5,860
Murphy Oil Corp.	222	6,844
Oasis Petroleum Inc.(a)	985	13,258
PBF Energy Inc., Class A	349	18,120
PDC Energy Inc.(a)	215	11,328
Peabody Energy Corp.	421	17,392
QEP Resources Inc.(a)	820	8,175
Range Resources Corp.	725	11,904
Renewable Energy Group Inc.(a)	226	6,091
SemGroup Corp., Class A	212	5,130
SM Energy Co.	397	11,946
Southwestern Energy Co.(a)	2,099	11,796
SRC Energy Inc.(a)(b)	628	5,847
Talos Energy Inc.(a)	187	6,455
Whiting Petroleum Corp.(a)	256	13,033
World Fuel Services Corp.	395	11,072
WPX Energy Inc.(a)	1,052	20,062

		332,910

Paper & Forest Products — 0.5%
Boise Cascade Co.	519	22,680
Clearwater Paper Corp.(a)	192	5,578
Domtar Corp.	253	12,878
KapStone Paper and Packaging Corp.	270	9,274

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Louisiana-Pacific Corp.	351	$10,235

		60,645

Personal Products — 0.5%
Edgewell Personal Care Co.(a)	144	8,132
Herbalife Nutrition Ltd.(a)	332	18,788
Medifast Inc.	76	17,385
Nu Skin Enterprises Inc., Class A	94	7,482
USANA Health Sciences Inc.(a)	43	5,674

		57,461

Pharmaceuticals — 1.5%
Aclaris Therapeutics Inc.(a)	349	5,556
Aerie Pharmaceuticals Inc.(a)	123	7,546
Akorn Inc.(a)	326	5,115
Amneal Pharmaceuticals Inc.(a)	302	6,976
Assembly Biosciences Inc.(a)	154	6,160
Catalent Inc.(a)	466	19,479
Corcept Therapeutics Inc.(a)	419	6,293
Cymabay Therapeutics Inc.(a)	473	6,447
Endo International PLC(a)	517	8,866
Endocyte Inc.(a)	324	6,389
Horizon Pharma PLC(a)	490	10,359
Intersect ENT Inc.(a)	212	6,212
Intra-Cellular Therapies Inc.(a)	284	6,231
Mallinckrodt PLC(a)	160	5,514
Medicines Co. (The)(a)	251	9,942
MyoKardia Inc.(a)	112	6,905
Pacira Pharmaceuticals Inc./DE(a)	124	5,847
Prestige Consumer Healthcare Inc.(a)	160	6,160
Reata Pharmaceuticals Inc., Series A(a)	80	6,909
Revance Therapeutics Inc.(a)	207	5,672
Supernus Pharmaceuticals Inc.(a)	155	6,866
Theravance Biopharma Inc.(a)	240	6,953
Zogenix Inc.(a)(b)	135	6,520

		168,917

Professional Services — 1.4%
ASGN Inc.(a)	161	14,907
Dun & Bradstreet Corp. (The)	82	11,719
Exponent Inc.	108	5,654
FTI Consulting Inc.(a)	176	13,415
GP Strategies Corp.(a)	294	5,601
ICF International Inc.	135	11,023
Insperity Inc.	134	16,060
Kelly Services Inc., Class A, NVS	617	15,554
Korn/Ferry International	156	10,472
Navigant Consulting Inc.(a)	244	5,829
Resources Connection Inc.	348	5,759
TriNet Group Inc.(a)	282	16,658
TrueBlue Inc.(a)	380	11,134
WageWorks Inc.(a)	234	12,519

		156,304

Real Estate Management & Development — 0.7%
HFF Inc., Class A	123	5,585
Howard Hughes Corp. (The)(a)	211	27,508
Kennedy-Wilson Holdings Inc.	342	7,336
Marcus & Millichap Inc.(a)	382	13,909
Realogy Holdings Corp.	417	8,920
RMR Group Inc. (The), Class A	65	6,139
St. Joe Co. (The)(a)(b)	382	6,570

		75,967

Security	Shares	Value

Road & Rail — 0.7%
ArcBest Corp.	121	$5,820
Avis Budget Group Inc.(a)	275	8,555
Genesee & Wyoming Inc., Class A(a)	209	18,369
Hertz Global Holdings Inc.(a)	261	4,596
Landstar System Inc.	72	8,338
Ryder System Inc.	415	31,889
Werner Enterprises Inc.	161	5,965

		83,532

Semiconductors & Semiconductor Equipment — 2.4%
Brooks Automation Inc.	329	12,966
Cabot Microelectronics Corp.	185	20,855
Cirrus Logic Inc.(a)	444	19,514
Cree Inc.(a)	480	23,093
Cypress Semiconductor Corp.	335	5,765
Entegris Inc.	506	17,153
First Solar Inc.(a)	296	15,416
Ichor Holdings Ltd.(a)(b)	239	6,197
Inphi Corp.(a)	164	6,080
Integrated Device Technology Inc.(a)	368	15,636
Kulicke & Soffa Industries Inc.	554	14,288
Mellanox Technologies Ltd.(a)(b)	166	13,811
MKS Instruments Inc.	90	8,361
Nanometrics Inc.(a)	268	11,741
NVE Corp.	49	5,570
Power Integrations Inc.	109	7,995
Rambus Inc.(a)	502	6,135
Semtech Corp.(a)	192	11,472
Silicon Laboratories Inc.(a)	151	14,798
SolarEdge Technologies Inc.(a)(b)	119	5,706
Teradyne Inc.	356	14,664
Universal Display Corp.	123	15,055
Versum Materials Inc.	225	8,953

		281,224

Software — 4.0%
8x8 Inc.(a)	247	5,607
ACI Worldwide Inc.(a)	582	16,535
Aspen Technology Inc.(a)(b)	93	10,729
Avaya Holdings Corp.(a)	448	10,465
Blackbaud Inc.	207	21,646
Blackline Inc.(a)	198	10,447
Ellie Mae Inc.(a)	71	7,481
Everbridge Inc.(a)	101	6,081
Fair Isaac Corp.(a)	180	41,576
FireEye Inc.(a)	429	7,121
Guidewire Software Inc.(a)	121	12,169
HubSpot Inc.(a)	98	14,083
Manhattan Associates Inc.(a)	283	16,411
Nuance Communications Inc.(a)(b)	487	7,948
OneSpan Inc.(a)	313	5,869
Paycom Software Inc.(a)(b)	168	26,060
Paylocity Holding Corp.(a)	225	17,874
Proofpoint Inc.(a)	114	13,526
PTC Inc.(a)	434	43,374
Qualys Inc.(a)	127	11,563
Rapid7 Inc.(a)	178	6,791
RingCentral Inc., Class A(a)	263	24,498
SailPoint Technologies Holding Inc.(a)	197	6,093
Tableau Software Inc., Class A(a)	223	24,945
TiVo Corp.	617	8,422

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Tyler Technologies Inc.(a)	46	$11,360
Ultimate Software Group Inc. (The)(a)	99	30,657
Varonis Systems Inc.(a)	84	6,208
Workiva Inc.(a)	222	8,181
Zendesk Inc.(a)	307	21,149
Zynga Inc., Class A(a)	1,533	6,377

		461,246

Specialty Retail — 2.9%
Aaron’s Inc.	326	16,209
American Eagle Outfitters Inc.	801	20,794
Asbury Automotive Group Inc.(a)(b)	112	8,344
At Home Group Inc.(a)	170	5,850
AutoNation Inc.(a)	197	8,934
Buckle Inc. (The)	216	5,562
Burlington Stores Inc.(a)	192	32,290
Caleres Inc.	225	9,108
DSW Inc., Class A	220	7,317
Five Below Inc.(a)	166	19,334
Floor & Decor Holdings Inc., Class A(a)(b)	149	5,477
Foot Locker Inc.	426	21,002
GameStop Corp., Class A	528	7,007
GNC Holdings Inc., Class A(a)	1,802	5,586
Group 1 Automotive Inc.	90	6,938
Hibbett Sports Inc.(a)(b)	196	4,028
Lithia Motors Inc., Class A	103	8,899
MarineMax Inc.(a)	272	6,120
Michaels Companies Inc. (The)(a)	384	6,524
Monro Inc.	141	10,004
Murphy USA Inc.(a)	136	11,285
National Vision Holdings Inc.(a)	179	7,921
Office Depot Inc.	2,314	7,752
Rent-A-Center Inc./TX(a)	386	5,690
RH(a)	55	8,745
Sally Beauty Holdings Inc.(a)	449	6,915
Signet Jewelers Ltd.	286	18,361
Sleep Number Corp.(a)(b)	187	6,302
Tailored Brands Inc.	258	6,073
Williams-Sonoma Inc.	394	27,671
Zumiez Inc.(a)(b)	190	5,918

		327,960

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)	305	6,207
Cray Inc.(a)	264	5,729
NCR Corp.(a)(b)	340	9,659
Pure Storage Inc., Class A(a)	344	9,233

		30,828

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s Inc.	92	9,746
Columbia Sportswear Co.	283	25,668
Crocs Inc.(a)(b)	430	8,884
Deckers Outdoor Corp.(a)	189	23,028
Fossil Group Inc.(a)	242	5,486
Movado Group Inc.	194	8,264
Skechers U.S.A. Inc., Class A(a)	229	6,751
Wolverine World Wide Inc.	597	23,390

		111,217

Thrifts & Mortgage Finance — 1.1%
Essent Group Ltd.(a)	153	6,634
Federal Agricultural Mortgage Corp., Class C,NVS	91	7,013

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
First Defiance Financial Corp.	178	$5,694
Flagstar Bancorp. Inc.(a)	197	6,511
HomeStreet Inc.(a)	484	14,254
Lending Tree Inc.(a)	25	6,334
Meta Financial Group Inc.(b)	65	5,629
MGIC Investment Corp.(a)	1,761	22,400
NMI Holdings Inc., Class A(a)	260	5,616
OceanFirst Financial Corp.	386	11,271
Radian Group Inc.	359	7,298
TFS Financial Corp.	468	7,226
Walker & Dunlop Inc.	103	5,614
Washington Federal Inc.	355	12,105
WSFS Financial Corp.	157	7,662

		131,261

Trading Companies & Distributors — 1.1%
Air Lease Corp.	136	6,285
Aircastle Ltd.	262	5,481
Beacon Roofing Supply Inc.(a)	284	10,531
Foundation Building Materials Inc.(a)	394	5,441
GATX Corp.	189	15,961
Herc Holdings Inc.(a)	105	5,521
MSC Industrial Direct Co. Inc., Class A	70	5,984
Nexeo Solutions Inc.(a)	944	9,449
NOW Inc.(a)	323	5,552
Rush Enterprises Inc., Class A	138	5,928
SiteOne Landscape Supply Inc.(a)	150	13,555
Triton International Ltd.	146	5,516
Veritiv Corp.(a)	116	5,539
Watsco Inc.	45	7,875
WESCO International Inc.(a)	288	17,611

		126,229

Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corp.	483	22,720

Water Utilities — 0.1%
Aqua America Inc.	315	11,712

Wireless Telecommunication Services — 0.1%
Boingo Wireless Inc.(a)	319	10,552
Shenandoah Telecommunications Co.	165	6,295

		16,847

Total Common Stocks — 99.3% (Cost: $10,551,036)		11,427,747

Short-Term Investments

Money Market Funds — 6.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	729,442	729,661

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued)	iShares® MSCI USA Small-Cap ESG Optimized ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	27,907	$27,907

		757,568

Total Short-Term Investments — 6.6% (Cost: $757,503)		757,568

Total Investments in Securities — 105.9% (Cost: $11,308,539)		12,185,315

Other Assets, Less Liabilities — (5.9)%		(679,574)

Net Assets — 100.0%		$11,505,741

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at			Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
	04/10/18	(a)	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(b)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		729,442	729,442	$729,661	$805	(c)	$10		$65
BlackRock Cash Funds: Treasury, SL Agency Shares	—		27,907	27,907	27,907	87		—		—

					$757,568	$892		$10		$65

(a)	The Fund commenced operations on April 10, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$11,427,747	$—	$—	$11,427,747
Money Market Funds	757,568	—	—	757,568

	$12,185,315	$—	$—	$12,185,315

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2018

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF	iShares MSCI USA ESG Optimized ETF	iShares MSCI USA Small-Cap ESG Optimized ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$358,511,747	$37,740,060	$97,825,022	$11,427,747
Affiliated(c)	515,345	482,741	1,564,145	757,568
Cash	—	—	45	11
Foreign currency, at value(d)	469,696	131,611	—	—
Receivables:
Investments sold	15,201,799	2,649,528	4,060,466	516,255
Securities lending income — Affiliated	1,518	389	362	348
Capital shares sold	—	50,816	—	56,388
Securities related to in-kind transactions	143,500	564,293	—	973
Dividends	886,094	48,334	167,919	9,443
Tax reclaims	218,366	23,172	—	—

Total assets	375,948,065	41,690,944	103,617,959	12,768,733

LIABILITIES
Bank overdraft	—	36,760	—	—
Collateral on securities loaned, at value	318,334	482,835	517,505	729,586
Deferred foreign capital gain tax	—	1,082	—	—
Payables:
Investments purchased	15,263,577	2,985,521	4,089,406	531,778
Capital shares redeemed	—	240,644	25,201	—
Investment advisory fees	57,462	15,641	11,827	1,628

Total liabilities	15,639,373	3,762,483	4,643,939	1,262,992

NET ASSETS	$360,308,692	$37,928,461	$98,974,020	$11,505,741

NET ASSETS CONSIST OF:
Paid-in capital	$349,953,171	$36,774,652	$91,890,887	$10,672,155
Undistributed net investment income	1,327,436	14,562	336,441	26,722
Accumulated net realized loss	(2,860,312)	(1,017,607)	(1,061,989)	(69,912)
Net unrealized appreciation	11,888,397	2,156,854	7,808,681	876,776

NET ASSETS	$360,308,692	$37,928,461	$98,974,020	$11,505,741

Shares outstanding	5,500,000	650,000	1,550,000	400,000

Net asset value	$65.51	$58.35	$63.85	$28.76

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$275,660	$454,098	$508,000	$705,725
(b) Investments, at cost — Unaffiliated	$346,630,380	$35,582,116	$89,979,486	$10,551,036
(c) Investments, at cost — Affiliated	$515,281	$482,706	$1,601,000	$757,503
(d) Foreign currency, at cost	$466,690	$131,954	$—	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF	iShares MSCI USA ESG Optimized ETF	iShares MSCI USA Small-Cap ESG Optimized ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$7,204,664	$923,927	$942,392	$56,474
Dividends — Affiliated	2,228	480	10,410	87
Non-cash dividends — Unaffiliated	390,020	—	—	—
Securities lending income — Affiliated — net	7,021	5,790	2,089	805
Foreign taxes withheld	(619,144)	(70,768)	(14)	(71)

Total investment income	6,984,789	859,429	954,877	57,295

EXPENSES
Investment advisory fees	408,457	153,350	72,316	7,275
Commitment fees	—	2	—	—
Proxy fees	14	2	1	—

Total expenses	408,471	153,354	72,317	7,275

Net investment income	6,576,318	706,075	882,560	50,020

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,640,590)	(701,024)	(1,024,523)	(83,057)
Investments — Affiliated	(47)	(222)	(5,870)	10
In-kind redemptions — Unaffiliated	3,464,484	1,969,856	1,697,263	514,220
In-kind redemptions — Affiliated	—	—	13,920	—
Foreign currency transactions	(88,099)	(12,142)	—	—

Net realized gain	735,748	1,256,468	680,790	431,173

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(3,529,708)	(210,971)	7,157,064	876,711
Investments — Affiliated	63	27	(41,574)	65
Foreign currency translations	730	775	—	—

Net change in unrealized appreciation (depreciation)	(3,528,915)	(210,169)	7,115,490	876,776

Net realized and unrealized gain (loss)	(2,793,167)	1,046,299	7,796,280	1,307,949

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,783,151	$1,752,374	$8,678,840	$1,357,969

(a) For the period from April 10, 2018 (commencement of operations) to August 31, 2018.
(b) Net of deferred foreign capital gain tax of	$—	$1,082	$—	$—

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares		iShares
	MSCI EAFE ESG Optimized ETF		MSCI Global Impact ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,576,318	$2,643,941	$706,075	$405,710
Net realized gain	735,748	1,480,805	1,256,468	569,863
Net change in unrealized appreciation (depreciation)	(3,528,915)	14,933,122	(210,169)	2,225,605

Net increase in net assets resulting from operations	3,783,151	19,057,868	1,752,374	3,201,178

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,855,514)	(2,217,000)	(813,861)	(449,781)

Decrease in net assets resulting from distributions to shareholders	(5,855,514)	(2,217,000)	(813,861)	(449,781)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	240,257,732	99,697,992	11,825,891	7,528,745

NET ASSETS
Total increase in net assets	238,185,369	116,538,860	12,764,404	10,280,142
Beginning of year	122,123,323	5,584,463	25,164,057	14,883,915

End of year	$360,308,692	$122,123,323	$37,928,461	$25,164,057

Undistributed net investment income included in net assets at end of year	$1,327,436	$483,168	$14,562	$109,394

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	iShares MSCI USA ESG Optimized ETF		iShares MSCI USA Small-Cap ESG Optimized ETF

		Period From	Period From
	Year Ended	12/01/16 (a)	04/10/18 (a)
	08/31/18	to 08/31/17	to 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$882,560	$85,063	$50,020
Net realized gain	680,790	205,504	431,173
Net change in unrealized appreciation (depreciation)	7,115,490	693,191	876,776

Net increase in net assets resulting from operations	8,678,840	983,758	1,357,969

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(618,499)	(56,562)	(23,298)
From net realized gain	(37,180)	—	—

Decrease in net assets resulting from distributions to shareholders	(655,679)	(56,562)	(23,298)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	80,121,341	9,902,322	10,171,070

NET ASSETS
Total increase in net assets	88,144,502	10,829,518	11,505,741
Beginning of year	10,829,518	—	—

End of year	$98,974,020	$10,829,518	$11,505,741

Undistributed net investment income included in net assets at end of year	$336,441	$28,501	$26,722

(a)   Commencement of operations.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE ESG Optimized ETF
			Period From
	Year Ended	Year Ended	06/28/16	(a)
	08/31/18	08/31/17	to 08/31/16

Net asset value, beginning of period	$64.28	$55.84	$50.87

Net investment income(b)	2.16	1.87	0.16
Net realized and unrealized gain(c)	0.83	7.68	4.81

Net increase from investment operations	2.99	9.55	4.97

Distributions(d)
From net investment income	(1.76)	(1.11)	—

Total distributions	(1.76)	(1.11)	—

Net asset value, end of period	$65.51	$64.28	$55.84

Total Return
Based on net asset value	4.64%	17.16%	9.79	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.38%	0.40	%(f)

Net investment income	3.22%	3.10%	1.67	%(f)

Supplemental Data
Net assets, end of period (000)	$360,309	$122,123	$5,584

Portfolio turnover rate(g)	24%	9%	5	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Impact ETF
			Period From
	Year Ended	Year Ended	04/20/16	(a)
	08/31/18	08/31/17	to 08/31/16

Net asset value, beginning of period	$55.92	$49.61	$48.70

Net investment income(b)	1.32	1.05	0.49
Net realized and unrealized gain(c)	2.65	6.44	0.65

Net increase from investment operations	3.97	7.49	1.14

Distributions(d)
From net investment income	(1.54)	(1.18)	(0.23)

Total distributions	(1.54)	(1.18)	(0.23)

Net asset value, end of period	$58.35	$55.92	$49.61

Total Return
Based on net asset value	7.16%	15.27%	2.38	%(e)

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49	%(f)

Net investment income	2.26%	2.05%	2.76	%(f)

Supplemental Data
Net assets, end of period (000)	$37,928	$25,164	$14,884

Portfolio turnover rate(g)	36%	32%	28	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Optimized ETF
		Period From
	Year Ended	12/01/16	(a)
	08/31/18	to 08 /31/17

Net asset value, beginning of period	$54.15	$47.79

Net investment income(b)	1.09	0.71
Net realized and unrealized gain(c)	9.52	6.22

Net increase from investment operations	10.61	6.93

Distributions(d)
From net investment income	(0.80)	(0.57)
From net realized gain	(0.11)	—

Total distributions	(0.91)	(0.57)

Net asset value, end of period	$63.85	$54.15

Total Return
Based on net asset value	19.79%	14.55	%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.27	%(f)

Net investment income	1.83%	1.85	%(f)

Supplemental Data
Net assets, end of period (000)	$98,974	$10,830

Portfolio turnover rate(g)	28%	22	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares MSCI USA Small-Cap ESG Optimized ETF
	Period From
	04/10/18	(a)
	to 08/31/18

Net asset value, beginning of period	$25.47

Net investment income(b)	0.12
Net realized and unrealized gain(c)	3.23

Net increase from investment operations	3.35

Distributions(d)
From net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$28.76

Total Return
Based on net asset value	13.16	%(e)

Ratios to Average Net Assets
Total expenses	0.17	%(f)

Net investment income	1.17	%(f)

Supplemental Data
Net assets, end of period (000)	$11,506

Portfolio turnover rate(g)	15	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE ESG Optimized	Non-diversified
MSCI Global Impact	Non-diversified
MSCI USA ESG Optimized	Non-diversified
MSCI USA Small-Cap ESG Optimized(a)	Non-diversified

(a)	The Fund commenced operations on April 10, 2018.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount
MSCI EAFE ESG Optimized
Jefferies LLC	$9,289	$9,289		$—	$—
Morgan Stanley & Co. LLC	233,929	233,929		—	—
State Street Bank & Trust Company	32,442	32,442		—	—

	$275,660	$275,660		$—	$—

MSCI Global Impact
Barclays Bank PLC	$3,974	$3,974		$—	$—
Credit Suisse Securities (USA) LLC	159,365	159,365		—	—
JPMorgan Securities LLC	138,634	138,634		—	—
Morgan Stanley & Co. LLC	152,125	152,125		—	—

	$454,098	$454,098		$—	$—

MSCI USA ESG Optimized
JPMorgan Securities LLC	$105,805	$105,805		$—	$—
Merrill Lynch, Pierce, Fenner & Smith	176,114	176,114		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	226,081	226,081		—	—

	$508,000	$508,000		$—	$—

MSCI USA Small-Cap ESG Optimized
Citigroup Global Markets Inc.	$246,143	$246,143		$—	$—
Credit Suisse Securities (USA) LLC	83,577	83,577		—	—
Jefferies LLC	64,105	64,105		—	—
Merrill Lynch, Pierce, Fenner & Smith	135,671	135,671		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	92,193	92,193		—	—
Wells Fargo Bank, National Association	75,266	75,266		—	—
Wells Fargo Securities LLC	8,770	8,770		—	—

	$705,725	$705,725		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI EAFE ESG Optimized	0.20%
MSCI Global Impact	0.49
MSCI USA ESG Optimized	0.15
MSCI USA Small-Cap ESG Optimized	0.17

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each of the iShares MSCI USA ESG Optimized ETF and iShares MSCI USA Small-Cap ESG Optimized ETF (the “Group 1 Fund”), retains 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, each of iShares MSCI EAFE ESG Optimized ETF and iShares MSCI Global Impact ETF (the “Group 2 Funds”), retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE ESG Optimized	$1,665
MSCI Global Impact	1,531
MSCI USA ESG Optimized	920
MSCI USA Small-Cap ESG Optimized	352

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI USA ESG Optimized	1	33%
MSCI USA Small-Cap ESG Optimized	1	39

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6. PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE ESG Optimized	$ 81,592,496	$ 49,528,225
MSCI Global Impact	17,665,310	11,269,620
MSCI USA ESG Optimized	13,979,341	13,364,021
MSCI USA Small-Cap ESG Optimized	1,660,802	2,031,642

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE ESG Optimized	$ 226,659,273	$ 19,196,285
MSCI Global Impact	13,695,568	8,436,831
MSCI USA ESG Optimized	88,866,010	9,015,637
MSCI USA Small-Cap ESG Optimized	14,195,208	3,685,854

7. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, foreign currency transactions, the characterization of corporate actions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI EAFE ESG Optimized	$3,233,518	$123,464	$(3,356,982)
MSCI Global Impact	1,905,175	12,954	(1,918,129)
MSCI USA ESG Optimized	1,646,133	43,879	(1,690,012)
MSCI USA Small-Cap ESG Optimized	501,085	—	(501,085)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI EAFE ESG Optimized
Ordinary income	$5,855,514	$2,217,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Global Impact
Ordinary income	$813,861	$449,781

MSCI USA ESG Optimized
Ordinary income	$655,679	$56,562

iShares ETF	Period Ended 08/31/18
MSCI USA Small-Cap ESG Optimized
Ordinary income	$23,298

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed	Capital Loss	Net Unrealized
	Ordinary Income	Carryforwards	Gains (Losses)	(a)	Total
MSCI EAFE ESG Optimized	$1,588,728	$(882,925)	$9,649,718		$10,355,521
MSCI Global Impact	205,137	(355,146)	1,303,818		1,153,809
MSCI USA ESG Optimized	336,441	(262,024)	7,008,716		7,083,133
MSCI USA Small-Cap ESG Optimized	26,915	(23,619)	830,290		833,586

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI EAFE ESG Optimized	$882,925
MSCI Global Impact	355,146
MSCI USA ESG Optimized	262,024
MSCI USA Small-Cap ESG Optimized	23,619

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE ESG Optimized	$349,384,340	$22,813,200	$(13,170,448)	$9,642,752
MSCI Global Impact	36,917,858	3,451,273	(2,146,330)	1,304,943
MSCI USA ESG Optimized	92,380,451	8,891,454	(1,882,738)	7,008,716
MSCI USA Small-Cap ESG Optimized	11,355,025	1,114,549	(284,259)	830,290

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8. LINE OF CREDIT

The iShares MSCI Global Impact ETF, along with certain other iShares funds, is a party to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Fund did not borrow under the credit agreement during the year ended August 31, 2018.

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI EAFE ESG Optimized
Shares sold	3,900,000	$260,403,061	2,000,000	$112,301,040
Shares redeemed	(300,000)	(20,145,329)	(200,000)	(12,603,048)

Net increase	3,600,000	$240,257,732	1,800,000	$99,697,992

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI Global Impact
Shares sold	350,000	$ 20,618,217	250,000	$ 13,057,788
Shares redeemed	(150,000)	(8,792,326)	(100,000)	(5,529,043)

Net increase	200,000	$ 11,825,891	150,000	$ 7,528,745

MSCI USA ESG Optimized
Shares sold	1,500,000	$ 89,172,682	250,000	$ 12,509,704
Shares redeemed	(150,000)	(9,051,341)	(50,000)	(2,607,382)

Net increase	1,350,000	$ 80,121,341	200,000	$ 9,902,322

	Period Ended 08/31/18
iShares ETF	Shares	Amount
MSCI USA Small-Cap ESG Optimized
Shares sold	550,000	$14,302,173
Shares redeemed	(150,000)	(4,131,103)

Net increase	400,000	$10,171,070

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11. LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective on or around October 23, 2018, iShares MSCI Global Impact ETF will change its ticker symbol from MPCT to SDG. Effective on or around October 23, 2018, iShares MSCI EAFE ESG Optimized ETF, iShares MSCI USA ESG Optimized ETF and iShares MSCI USA Small-Cap ESG Optimized ETF will change their names to iShares ESG MSCI EAFE ETF, iShares ESG MSCI USA ETF and iShares ESG MSCI USA Small-Cap ETF, respectively.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI EAFE ESG Optimized ETF, iShares MSCI Global Impact ETF,

iShares MSCI USA ESG Optimized ETF and

iShares MSCI USA Small-Cap ESG Optimized ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI EAFE ESG Optimized ETF, iShares MSCI Global Impact ETF, iShares MSCI USA ESG Optimized ETF and iShares MSCI USA Small-Cap ESG Optimized ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI EAFE ESG Optimized ETF and iShares MSCI Global Impact ETF: statements of operations for the year ended August 31, 2018 and statements of changes in net assets for each of the two years in the period ended August 31, 2018.

iShares MSCI USA ESG Optimized ETF: statement of operations for the year ended August 31, 2018 and statement of changes in net assets for the year ended August 31, 2018 and the period December 1, 2016 (commencement of operations) through August 31, 2017.

iShares MSCI USA Small-Cap ESG Optimized ETF: statements of operations and changes in net assets for the period April 10, 2018 (commencement of operations) through August 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	55

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Global Impact	23.27%
MSCI USA ESG Optimized	95.34%
MSCI USA Small-Cap ESG Optimized	78.15%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI EAFE ESG Optimized	$6,828,474
MSCI Global Impact	750,820
MSCI USA ESG Optimized	921,381
MSCI USA Small-Cap ESG Optimized	41,814

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE ESG Optimized	$7,595,713	$574,489
MSCI Global Impact	718,619	68,651

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2018:

iShares ETF	Short-Term Capital Gain Dividends
MSCI USA ESG Optimized	$37,180

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI EAFE ESG Optimized ETF and iShares MSCI Global Impact ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI USA ESG Optimized ETF and iShares MSCI USA Small-Cap ESG Optimized ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI EAFE ESG Optimized	$1.755332	$—	$—	$1.755332	100%	—%	—%		100%
MSCI Global Impact	1.537381	—	0.003079	1.540460	100	—	0	(a)	100
MSCI USA ESG Optimized	0.798116	0.106229	0.006439	0.910784	87	12	1		100

(a)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE ESG Optimized ETF

Period Covered: June 30, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.20%
Greater than 1.5% and Less than 2.0%	1	0.20
Greater than 1.0% and Less than 1.5%	15	2.98
Greater than 0.5% and Less than 1.0%	131	25.99
Greater than 0.0% and Less than 0.5%	291	57.73
At NAV	6	1.19
Less than 0.0% and Greater than –0.5%	49	9.72
Less than –0.5% and Greater than –1.0%	8	1.59
Less than –1.0% and Greater than –1.5%	1	0.20
Less than –2.5% and Greater than –3.0%	1	0.20

	504	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information (unaudited) (continued)

iShares MSCI Global Impact ETF

Period Covered: April 22, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.36%
Greater than 5.0% and Less than 5.5%	1	0.18
Greater than 4.0% and Less than 4.5%	1	0.18
Greater than 2.5% and Less than 3.0%	2	0.36
Greater than 1.5% and Less than 2.0%	3	0.54
Greater than 1.0% and Less than 1.5%	15	2.72
Greater than 0.5% and Less than 1.0%	170	30.80
Greater than 0.0% and Less than 0.5%	310	56.17
At NAV	3	0.54
Less than 0.0% and Greater than –0.5%	40	7.25
Less than –0.5% and Greater than –1.0%	3	0.54
Less than –1.0% and Greater than –1.5%	1	0.18
Less than –6.0%	1	0.18

	552	100.00%

iShares MSCI USA ESG Optimized ETF

Period Covered: December 02, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	315	79.75%
At NAV	33	8.35
Less than 0.0% and Greater than –0.5%	47	11.90

	395	100.00%

iShares MSCI USA Small-Cap ESG Optimized ETF

Period Covered: April 12, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	30	53.57%
At NAV	4	7.14
Less than 0.0% and Greater than –0.5%	22	39.29

	56	100.00%

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley( 2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty(74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can signup for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	65

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-eight series of the registrant for which the fiscal year-end is August 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $665,800 for the fiscal year ended August 31, 2017 and $556,800 for the fiscal year ended August 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2017 and August 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $177,707 for the fiscal year ended August 31, 2017 and $143,678 for the fiscal year ended August 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2017 and August 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $177,707 for the fiscal year ended August 31, 2017 and $143,678 for the fiscal year ended August 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

(a)

The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	October 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	October 30, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	October 30, 2018